Exhibit 10.19



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                           JACKSON HEWITT TAX SERVICE


                          FRANCHISE OFFERING CIRCULAR
                          FOR PROSPECTIVE FRANCHISEES

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                              JACKSON HEWITT INC.
                             A Virginia Corporation

                                4575 Bonney Road
                            Virginia Beach, VA 23462
                                 (757) 473-3300

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                        Date of Issuance: June 26, 1997

              Information for Prospective Franchisees Required By
                            Federal Trade Commission

To protect you, we've required your franchiser to give you this information. We have not checked it, and do not know if it is correct. It should help you make up your mind. Study it carefully. While it includes some information about your contract, do not rely on it alone to understand your contract. Read all of your contract carefully. Buying a franchise is a complicated investment. Take your time to decide. If possible, show your contract and this information to an advisor, like a lawyer or accountant. If you find anything you think may be wrong or anything important that has been left out, you should let us know about it. It may be against the law.

There may also be laws on franchising in your state. Ask your state agencies about them.

                                                       Federal Trade Commission
                                                       Washington, D.C.


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                           JACKSON HEWITT TAX SERVICE
                          FRANCHISE OFFERING CIRCULAR

                              JACKSON HEWITT INC.
                             A Virginia Corporation
                                4575 Bonney Road
                            Virginia Beach, VA 23462
                                 (757) 473-3300

         We offer a Jackson Hewitt Tax Service franchise to operate a tax return preparation business featuring our proprietary software and electronic filing.

                       Initial Franchise Fee: $20,000.00

     Estimated Initial Investment For An Undeveloped Territory-Storefront:
                           $48,100.00 to $60,530.00.

                                  RISK FACTORS

         THE FRANCHISE AGREEMENT PERMITS YOU TO SUE ONLY IN VIRGINIA. OUT OF STATE LITIGATION MAY FORCE YOU TO ACCEPT A LESS FAVORABLE SETTLEMENT FOR DISPUTES. IT MAY ALSO COST MORE TO SUE IN VIRGINIA. EVEN THOUGH THE FRANCHISE AGREEMENT PROVIDES THAT YOU MAY ONLY SUE IN VIRGINIA, LOCAL LAW IN YOUR STATE MAY HOLD OTHERWISE. PLEASE REFER TO ANY STATE-SPECIFIC ADDENDUM ATTACHED TO THIS OFFERING CIRCULAR FOR DETAILS.

         THE FRANCHISE AGREEMENT STATES THAT VIRGINIA LAW GOVERNS THE AGREEMENT, AND THIS LAW MAY NOT PROVIDE THE SAME PROTECTIONS AND BENEFITS AS LOCAL LAW. YOU MAY WANT TO COMPARE THESE LAWS. EVEN THOUGH THE FRANCHISE AGREEMENT PROVIDES THAT VIRGINIA LAW APPLIES, LOCAL LAW MAY SUPERSEDE IT IN YOUR STATE. PLEASE REFER TO ANY STATE-SPECIFIC ADDENDUM THAT MAY BE ATTACHED TO THE OFFERING CIRCULAR FOR DETAILS.

         THERE ARE OTHER RISKS CONCERNING THIS FRANCHISE.

         Information comparing franchisers is available. Call the state administrators listed in Exhibit M or your local public library for information.

         Registration of this franchise by a state does not mean that the state recommends it or has verified the information in this Offering Circular. If you learn that anything in the Offering Circular is untrue, contact the Federal Trade Commission and the state authority.


                         Effective date: June 26, 1997



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                               TABLE OF CONTENTS



Item                                                                       Page

 1.          The Franchiser, its Predecessors, and Affiliates                1

 2.          Business Experience                                             2

 3.          Litigation                                                      4

 4.          Bankruptcy                                                      8

 5.          Initial Franchise Fee                                           8

 6.          Other Fees                                                     10

 7.          Initial Investment                                             12

 8.          Restrictions on Sources of Products and Services               13

 9.          Franchisee's Obligations                                       16

10.          Financing                                                      18

11.          Franchiser's Obligations                                       19

12.          Territory                                                      25

13.          Trademarks                                                     26

14.          Patents, Copyrights and Proprietary Information                27

15.          Obligation to Participate in the Actual Operation
             of the Franchised Business                                     27

16.          Restrictions on What You May Sell                              27

17.          Renewal, Termination, Transfer and Dispute Resolution          30

18.          Public Figures                                                 34

19.          Earnings                                                       34

20.          List of Outlets                                                34

21.          Financial Statements                                           38

22.          Contracts                                                      38

23.          Receipt                                                        38




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                                    EXHIBITS



Item                                                           Letter

Franchise Agreement & Schedules                                    A

Promissory Note                                                    B

Security Agreement                                                 C

Confidential Franchise Application                                 D

Exhibit E is Blank                                                 E

List of Current and Former Franchisees                             F

Earnings                                                           G

Financial Statements                                               H

Estimated Table of Contents for Confidential Operating Manual      I

Agreement of Joinder for Refund Anticipation Loan                  J

Agreement of Purchase and Sale                                     K

Agents for Service of Process                                      L

Franchise Administrators                                           M

Acknowledgment of Receipt of Completed Franchise
     Agreement and Related Documents                               N

Receipt of Offering Circular                                       O

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                                     ITEM I

                THE FRANCHISER, ITS PREDECESSORS AND AFFILIATES

Terms. To simplify the language in this Offering Circular, "we", "us", or "our" means Jackson Hewitt Inc., the franchiser. "You" or "your" means the person, partnership, or corporation who buys this franchise.

The Franchiser. Our corporate name is Jackson Hewitt Inc., and we are incorporated in the Commonwealth of Virginia. We have no affiliates. Until May, 1988, our corporate name was Mel Jackson, Inc. We and our franchisees do business under the name of Jackson Hewitt Tax Service. Our home office is located at 4575 Bonney Road, Virginia Beach, Virginia 23462. Our telephone number is 757-473-3300, and our fax number is 757-473-8409. Our agent for service of process is the person or entity listed on Exhibit L.


The Franchise. Since 1986, we have offered franchises to operate a tax return preparation business featuring our custom-designed Hewtax software, our registered service marks, "Jackson Hewitt Tax Service" and "Jackson Hewitt" (the "Marks"), electronic filing, Bank Products, specialized equipment, advertising and promotional techniques, and business methods, within a specific geographic area (the "Territory") with a population of approximately 50,000. We also operate company-owned locations offering these same services.


Our Hewtax software, along with our processing software, is an integral part of the franchise. It was one of the first computerized tax return preparation programs. Our software permits the user to prepare a federal personal income tax return via computer and file it electronically. In addition, this software prepares state income tax returns for 45 states, 34 of which can be filed electronically.


The Franchise System. There were 1,372 Jackson Hewitt locations open for the 1997 tax season, including 76 company stores. We and our franchisees operated approximately 1,342 locations during the 1996 tax season up from 1,222 for the 1995 tax season. The tax business is seasonal. Most sales volume occurs between January 8 and April 15.


Customers and Competition. We believe that our franchisees will draw primarily upon middle and low income individual taxpayers. Our competition in the tax return preparation business is primarily from H & R Block, a nationwide tax preparation service with over 8,300 U.S. locations. Other competition comes from local companies, accounting and bookkeeping firms.

National Accounts.

         Montgomery Ward. In 1988, Montgomery Ward granted us the right to operate Jackson Hewitt Tax Service locations in selected Montgomery Ward stores. We intend, although we are not obligated, to grant our franchisees the right to open Jackson Hewitt businesses in these locations.

         If there is a Montgomery Ward store in the Territory where you plan to locate your Jackson Hewitt business, you are not required to establish your Jackson Hewitt Tax Service business in the Montgomery Ward store, and you are free to open a separate location. If you operate from Montgomery Ward during your first tax season, you must open a storefront tax preparation office within the Territory no later than January 8 of the second tax season following the effective date of the franchise agreement. If you elect to operate from Montgomery Ward, you must sign our Special Stipulation for Montgomery Ward, Schedule E, in addition to the franchise agreement. Through the Special Stipulation, we sublease to you our rights to operate in the Montgomery Ward store. The Special Stipulation also reconciles the inconsistencies between the Montgomery Ward Master License and the franchise agreement. You must also sign any agreements required by Montgomery Ward.


         Wal-Mart Seasonal Program. We may operate Jackson Hewitt locations in selected Wal-Mart stores during the tax season. We intend, but we are not obligated to, grant our franchisees the right to operate in Wal-Mart. If you elect to operate from a Wal-Mart store, you must sign the Special Stipulation for Wal-Mart Seasonal Site, Schedule F. Our Wal-Mart vendor's agreement doesn't have a specific expiration date, but we can give no assurance that you will be permitted to operate in Wal-Mart. We can also lose this right if we or our franchisees do anything to jeopardize it by, for example, causing customers to complain about Jackson Hewitt to Wal-Mart or failing to pay rent. You must open a storefront if you or we are unable to continue to operate in Wal-Mart for any reason whatsoever, and you have no other location in your Territory than Wal-Mart. You must open a storefront no later than January 8 of your second tax season even if you continue to operate in Wal-Mart.


Laws and Regulations. The tax preparation industry is regulated by the Internal Revenue Code and its regulations; the states have similar laws and regulations. The following laws may apply to your Jackson Hewitt business:

         IRS Laws and Regulations: The tax code and its regulations govern the determination of tax for each customer, the conduct of tax preparers, the offer and advertising of refund anticipation loan services, and eligibility for obtaining and maintaining an Electronic Filing Identification Number ("EFIN"). You must secure and maintain a separate EFIN for each location where you offer income tax return preparation. You cannot file tax returns electronically if you cannot pass "suitability" screening by the IRS. You may not pass this screening if you have an existing dispute with the IRS or any state tax department, you owe back taxes, you are not legally in the United States, you have not filed taxes for your individual income or business income, or you have not paid withholding taxes for any business for which you are or were an owner or officer. See Item 8 of this Offering Circular for further discussion of IRS laws and regulations.

         State and Municipal Laws and Regulations: The following laws may apply to your franchised business:

                  Tax Preparers: Several states and some cities have regulations that apply to qualifications, licensing, disclosure of experience, and the like.

                  Refund Anticipation Loans: Some states and cities have laws that regulate advertising for refund anticipation loans, or require you to register and/or provide specific disclosure of loan costs and interest rates.

                  Proprietary School Laws: Most states have laws to regulate Tax School. These laws typically require registration, fees, contributions to tuition guaranty funds, prior approval of catalogs, curriculum, contracts and advertising. A few require special safety inspections and on-site inspections by state regulators. Some states exempt Tax School from proprietary school laws.

Our Franchising History. We were incorporated as Mel Jackson, Inc. on December 24, 1985. Before November 1, 1987, we were affiliated through common ownership with Gladnor, Inc. ("Gladnor"), a Virginia corporation incorporated July 28, 1982, which shared its principal offices with Mel Jackson at 6513 College Park Square, Virginia Beach, Virginia. During the 1986 tax season, Gladnor operated 25 company-owned tax preparation offices in the Commonwealth of Virginia under the trade name Mel Jackson Income Tax Service. It had no other line of business. During 1986, the assets of 22 of the 25 company owned offices were sold to franchisees to start a franchising program, and, on November 1, 1987, Gladnor merged into Mel Jackson. Gladnor only sold franchises for approximately one year. In May, 1988, the corporate name was changed from Mel Jackson, Inc. to Jackson Hewitt Inc., and the trade name to Jackson Hewitt Tax Service. We have operated company stores offering tax return services since 1986. We have franchised Jackson Hewitt Tax Service businesses since 1986.

                                     ITEM 2

                              BUSINESS EXPERIENCE


Keith E. Alessi, Chairman, President, Chief Executive Officer

Mr. Alessi was appointed our President and Chief Executive Officer July 1, 1996. He has served as a member of our board since January, 1996, and was elected our Chairman in October, 1996. Before joining us, Mr. Alessi was affiliated with Farm Fresh, Inc. in various capacities since 1988. He served as Vice-Chairman and Chief Financial Officer of Farm Fresh from 1994 through June, 1996, and was its President from 1988 until 1992. From 1992 until 1994, Mr. Alessi was Chairman and Chief Executive Officer of Virginia Supermarkets, Inc. Mr. Alessi remains on the board of Farm Fresh, Inc. and on
the  board  of  FF  Holdings  Corporation,   Farm  Fresh's  parent  company.
Mr. Alessi also has the following board appointments: Cort Business Services, Inc. of Washington, D.C., a publicly held furniture rental company, Town Sports International, an operator of sports clubs based in New York City, which operates sports clubs in New York, Washington, D.C., Boston and Zurich, SFW Acquisitions, Shoppers Food Warehouse, a subsidiary of Dart Drug, a publicly-traded company based in Washington, DC. Mr. Alessi is a Certified Public Accountant, and earned his MBA from the University of Michigan.



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Harry W. Buckley, Director

Mr. Buckley joined our board in January 1997. From 1988 until December 1995, Mr. Buckley was President and CEO of H & R Block Tax Services, Inc., a nationwide tax return preparation company with over 8300 locations. Mr. Buckley has over 28 years of experience in various positions with H & R Block Tax Services, Inc.

Harry Gruner, Director

Mr. Gruner was elected to the board in October 1995. Since 1992, Mr. Gruner has been a partner with the firm of JMI, Inc., a venture capital firm located in Baltimore, Maryland. Before joining JMI, Inc., Mr, Gruner was with the investment banking division of Alex Brown & Sons of Baltimore, Maryland from 1986 to 1992. Mr. Gruner is also a director of Brock International, Inc., a developer, marketer and supporter of software systems, the META Group, Inc., a syndicated information technology software research company, Hyperion Software, Inc., a financial software company, Optika Imagery, Inc., an imaging software company, and V-ONE Company, a software security company.

Michael E. Julian, Director

Mr. Julian joined our board in January 1997. In February, 1997, Mr. Julian was appointed the President and Chief Executive Officer of Jitney Jungle Stores of America, Inc., a regional supermarket chain based in Jackson, Mississippi. From 1987 through February, 1997, Mr. Julian was President, CEO and Chairman of Farm Fresh, Inc., a regional supermarket chain based in Norfolk, Virginia.

William Veillette,  Director


Mr. Veillette was elected to the board in September 1993. He is presently employed by Otis Canada, Inc. as General Manager. From September 1992 until July 1996, Mr. Veillette served as District Manager of Otis Elevator Co., a division of United Technologies Corporation. From 1990 to 1992, Mr. Veillette was an Account Manager with Otis Elevator Company, and from 1988 until 1990, Mr. Veillette worked as a Development Associate for the Trammell Crow Company. Mr. Veillette earned his MBA from the Harvard Business School.


Christopher Drake,  Secretary, Treasurer and Chief Financial Officer

Mr. Drake joined Jackson Hewitt in January 1992 as Chief Financial Officer and Controller. He was elected our Secretary and our Treasurer in May 1997. Mr. Drake and his wife own Chestax Company which operates a Jackson Hewitt franchise serving Chesapeake, Virginia. Before joining Jackson Hewitt, Mr. Drake was with the Royster Company in Norfolk, Virginia from January 1972 until October 1991 where he held various positions including Senior
Vice-President, Chief Financial Officer and Senior Vice-President of Administration. Mr. Drake is a Certified Internal Auditor.

Marty Mazer, Vice-President of Franchise Development and Corporate Stores

Mr. Mazer was appointed our Vice-President of Franchise Development and Corporate Stores in May 1997. From May 1996, Mr. Mazer served as Director of Franchise Development and since October 1996 as Director of Corporate Stores. From May 1, 1995 until May 1, 1996, Mr. Mazer served as our Divisional Director in charge of company stores, and from December 1993 to April 1995, Mr. Mazer was our Regional Director of the Southeast Region. Mr. Mazer joined us in August 1993 as a Franchise Sales Representative. Before joining Jackson Hewitt, Mr. Mazer was an Area Supervisor with Bally's Health and Tennis where he worked since 1981.


Kelly Wagner, Vice-President of Operations

Ms. Wagner was appointed our Vice-President of Operations in June 1997. She started with us in January 1989 as a Troubleshooter. In May 1989, Ms. Wagner was appointed our Assistant Director of Training. From August 1991 until June 1997, Ms. Wagner served as a Regional Director for several different regions.


Leslie Wood, Vice-President of Technology

Ms. Wood was appointed our Vice-President of Technology in May 1997. Before that, Ms. Wood was our Director of Technology since March 1995. She previously served as Director of Office Systems from July, 1992 until July, 1994 and as Director of Field Automation from August, 1994 until March, 1995. Ms. Wood was a Systems Analyst for Computer Data Systems, Inc. from September 1990 until July 1992.


                                     ITEM 3

                                   LITIGATION

Jackson Hewitt Inc. v. John Seal and L.V. Tax, Inc., Chancery No. C97-945 filed May 28, 1997 in the Circuit Court for the City of Norfolk. We filed a Bill of Complaint for Declaratory Relief against John Seal, our former Director of Franchise Operations and L.V. Tax, Inc., our franchisee. We asked the Court to determine whether Mr. Seal and L.V. Tax are violating the in-term covenant not to compete contained in the Franchise Agreement, and whether Mr. Seal is violating the confidentiality covenant contained in his severance agreement, by providing advice and assistance to, and disclosing confidential information to our former CEO and his new venture, which is in the same business as us. In connection with the severance agreement, the court entered an order authorizing us to deposit Mr. Seal's severance payments to the court pending a trial on the merits. As part of his defense to the Bill of Complaint, Mr. Seal filed a cross bill alleging that we and our CEO have interfered with his and his company's prospective economic advantage with the new venture, that we and our CEO interfered with his and his company's economic advantage in Mr. Seal's dealings with a prospective co-tenancy arrangement for a lender to operate in Mr. Seal's locations,that we and our CEO committed fraud in connection with our representations concerning the likelihood of arrangements with the lender tenancy, that we are in breach of the severance agreement by depositing payments with the Court, that we violated the covenant of good faith and fair dealing by failing to settle our dispute with Mr. Seal outside of litigation, that our conduct violated the Virginia Retail Franchising Act, and that we failed to contact the lessor of Mr. Seal's main store to determine whether this lessor would agree to an assignment of the lease to Mr. Seal. Mr. Seal and L.V. Tax, Inc. seek damages of $1,000,000 from their inability to work freely in the new venture, injunctive relief, declaratory relief, compensatory damages, punitive damages, attorneys' fees, and costs. We deny these allegations. No trial date has been set.

Dr. Barron H. Harvey v. Jackson Hewitt Inc., (Case No. 1:99CV01203) filed May 28, 1997 in the U.S. District Court for the District of Columbia. The plaintiff, Dr. Barron H. Harvey, purchased options to buy several Jackson Hewitt Tax Service franchises to be located in the District of Columbia. The plaintiff alleges that our sales representative discouraged the plaintiff, an African-American, from purchasing franchises in Springfield, Virginia, a predominantly white area and directed him to franchised locations in Washington, D.C., a predominantly African-American area. The plaintiff further alleges that we ultimately sold the Springfield, Virginia location to a white female. The plaintiff alleges that this conduct constituted fraud, breach of contract, and a violation of 42 U.S.C. 1981 and 1982. The plaintiff seeks rescission, $24,968 in damages, $150,000 for each count for lost business opportunity, $2,000,000 for emotional distress and damages under 42 U.S.C. 1981 and 1982, and reasonable attorneys fees and costs. We deny these allegations.

Chuma Nnawulezi v. Jackson Hewitt Inc., (Case No.2:97cv160) filed February 11, 1997 in the United States District Court for the Eastern District of Virginia, Norfolk Division. The plaintiff, our former franchisee, seeks $180,000 plus attorneys' fees, claiming our termination of his franchise for failure to secure an EFIN, without notice or the opportunity to cure, breached the Nebraska Franchise Practices Act and the franchise agreement. We deny these allegations. The court granted our Motion for Summary Judgment on the allegations that the termination violated the Nebraska Franchise Practices Act, but denied summary judgment for the breach of contract allegation. No trial date has been set.


Richard M. Farley, CPA, v. Jackson Hewitt Inc., (Case No. L96-1719), filed April 26, 1996 in the Circuit Court for the City of Norfolk. Richard Farley, our former franchisee, alleged that we breached the franchise agreement by failing to provide software, operating systems, support and advertising that would enable him to operate a profitable income tax preparation business; that we fraudulently represented that our advertising funds would not be commingled; that we would provide assistance and support in the operation of the franchised business; that we coerced him into amending his franchise agreement by withholding vital supplies; that we conspired with County Bank to injure him; that we violated the New York Franchise Sales Act by requiring him to execute certain instruments; and that all of the above also violated the Virginia Retail Franchising Act. On August 13, 1996, we filed Complaint against Richard Farley in the U.S. District Court for the Eastern District of Virginia, Norfolk division Jackson Hewitt Inc. v. Richard M. Farley, (Civ. No. 2:96-cv812) seeking $2,000,000 in damages for breach of contract, unpaid debts and libel. The court granted our Motion for Preliminary Injunction in which Mr. Farley was ordered to comply with the post-termination provisions of the Franchise Agreement. On November 15, 1996, Farley agreed to settle by dismissing all claims against us and paying us $10,000.00.


Chemical Bank Delaware v. Jackson Hewitt Inc., (Case No. 96 Civ. 0984 (MGC), filed February 27, 1996. Chemical Bank Delaware ("Chemical") had an agreement with us to provide refund anticipation loans to Jackson Hewitt customers ("RALs", loans secured by the taxpayers refund), during the 1995 tax season. During the 1995 tax season, the IRS changed its procedures and instead of depositing the earned income credit portion of the refund with Chemical and our other RAL banks, it sent the money directly to the taxpayer. This led to a higher rate of delinquencies. Under our agreement with Chemical, we were obligated to pay a percentage of the deficiencies. Chemical sought damages of $711,689.68 plus interest under the agreement, an amount reduced by continued collection efforts. On April 1, 1996, we filed a counterclaim seeking $500,000 based on the affirmative defense of Chemical's failure to mitigate the delinquencies by not entering into a collection agreement with Beneficial Bank during the 1996 tax season. The case was resolved when we paid $385,000.00 to Chemical on April 30, 1996 to settle the case.

H&R Block Tax Services, Inc., H&R Block Eastern Tax Services, Inc. and HRB Royalty, Inc. v. Jackson Hewitt, Inc., (Case No. 96 Civ. 0984 (MGC) filed February 8, 1996 in the U.S. District Court for the Southern District of New York. H&R Block Tax Services, Inc. ("Block") our largest competitor, brought this action in response to our television advertisement that depicted a Block storefront window sign being first broken, and then replaced with a sign containing our service mark. Block claims that this advertisement disparages and dilutes the value of its service mark and seeks an injunction to stop the advertisement, and damages in excess of $2,000,000 under federal and state trademark laws, and New York common law. We strenuously deny every allegation contained in this case and will fight them vigorously. We carry insurance for risks of this type, and our insurer has appointed counsel to defend.

Lewis A. Bird, Illinois Tax Service, Inc. and Redbird Tax Service, Inc. v. Jackson Hewitt, Inc., (Case No. Law 196-299) filed January 29, 1996 in the Circuit Court of the City of Norfolk, Virginia. Illinois Tax Service, Inc. and Redbird Tax Service, Inc., our former franchisees, and Lewis Bird, sole stockholder and director of these franchisees, filed suit against us alleging that our operating system did not perform as represented, that our computerized tax return preparation system did not properly prepare portions of the various tax forms and schedules, that we did not provide the promised support, that our initial advertising did not benefit them, that the operating system did not provide efficient and economical electronic filing of tax returns, and that as a result, the franchisees were unable to operate profitably without the need for an excess commitment of time and monies by Mr. Bird, and that we knew that our operating system could not reasonably support a single franchise operation in Springfield or Bloomington, Illinois. Each plaintiff seeks damages for fraud, breach of contract and breach of warranty in the amount of $85,298, $59,329 and $45,327 per cause of action plus $50,000 for each fraud count and for rescission. We deny these allegations and intend to defend vigorously.
No trial date has been set.


Elizabeth Adams and Jeffrey Woods v. Jackson Hewitt Inc. and Beneficial National Bank., (Case No. 95CH0011825) filed on December 11, 1995 in the Circuit Court of Cook County, Illinois, Chancery Division. This action was brought by two customers in Chicago. They allege that we acted in concert with Beneficial to defraud consumers who use our SuperFast Refund bank product (RAL). The plaintiffs allege that we and Beneficial engaged in unfair and deceptive practices by failing to disclose that the RAL is actually a loan, and that we failed to accurately disclose material terms of the RAL, such as the finance charge and the annual percentage rate of the loan. The plaintiffs have brought this case seeking class action certification, compensatory damages, interest, statutory penalties, a permanent injunction, and attorneys' fees. We and Beneficial deny these allegations and have filed a motion to dismiss which was granted in part and denied in part. No trial date has been set.

Ronna A. Burke v. Jackson Hewitt Tax Service, et al., (Case No. 95-1100) filed on July 14, 1995 in the United States District Court for the Western District of Pennsylvania. Ronna Burke, our former franchisee, filed suit against us and four current or former employees. Ms. Burke joined the Jackson Hewitt system by entering into a partnership agreement with one of our existing franchisees. Ms. Burke alleges that we misrepresented the financial condition of the franchisee, and the nature of support we would provide to the franchise. After Ms. Burke left the partnership and entered into a franchise agreement with us, she alleges that we locked her out of her office, made false representations and caused her to suffer financial damages, breached the franchise agreement, failed to provide updated information and materials, tortiously interfered with her business, and conspired with our employees to damage her business. Ms. Burke sought unspecified compensatory, consequential and punitive damages and attorneys fees. We filed a motion to transfer this case to the U.S. District Court for the Eastern District of Virginia, which was granted, and on February 16, 1996, we filed a counterclaim seeking damages of $200,000 for failure to pay royalties, breach of the covenant not to compete, failure to turn over the telephone number, wrongful abandonment of the franchise, false advertising and slander. Ms. Burke consented to the entry of an order dismissing the conspiracy claims, the breach of the covenant of good faith and fair dealing, attorneys' fees and punitive damages. Claims against all individual defendants were dismissed before trial. As a result of the trial on November 12 and 13, 1996, the court ruled in our favor on all counts.


Timothy Hanks v. Jackson Hewitt, et al., (Case No. 810CL95000957) filed on April 6, 1995 in the Circuit Court of the City of Virginia Beach. Mr. Hanks, our former franchisee, filed suit against us and four of our employees alleging that we failed to provide business support; did not provide refund anticipation loans as advertised; we converted funds; we failed to buy back his franchise; failed to approve a prospective purchaser of his franchised business; tortiously interfered with a contract to sell his franchised businesses; made several fraudulent representations in connection with the franchised business; and, committed statutory and common law conspiracy to convert funds. Mr. Hanks sought damages in excess of $8.9 million dollars. We filed a Grounds of Defense denying these allegations. The case was settled on the following terms: Mr. Hanks turned over all client files, databases, and proprietary materials, advertising materials, and any telephone numbers used in the franchised business to us, and we agreed to pay Mr. Hanks 5 annual payments of $27,500, and each party released all claims against the other.

Lewis A. Bird, Illinois Tax Service, Inc. and Redbird Tax Service v. Jackson Hewitt Inc., (Case No. 95-L-0087) filed February 14, 1995 in the Circuit Court of the 7th Judicial District for Sangamon County, Illinois. Illinois Tax Service, Inc. and Redbird Tax Service, Inc., our former franchisees, and Lewis Bird, sole stockholder and director of these franchisees, filed suit against us alleging that our operating system did not perform as represented and did not properly prepare portions of various tax returns, we did not provide the promised support, and failed to conduct initial advertising in a way that would benefit the franchised business. Each plaintiff sought damages for fraud, breach of contract, and breach of warranty in the amounts of $85,298, $59,329 and $45,327, respectively, and punitive damages of $50,000 for each count and for rescission. We denied these allegations. The court granted our motion to transfer the case to the U.S. District Court for the Eastern District of Virginia. After the U.S. Circuit Court for the 7th Circuit denied Mr. Bird's appeal of this ruling, Mr. Bird entered a dismissal order filed October 2, 1995 dismissing all claims.

Marian K. Kane v. Jackson Hewitt Inc., et al., (Case No. C94-4459) filed December 28, 1994 in the U.S. District Court for the Northern District of California. Marian Kane, our former franchisee, filed suit alleging breach of the franchise agreement, breach of the covenant of good faith and fair dealing, fraud, RICO, negligent misrepresentation, intentional misrepresentation, negligence, negligent and intentional infliction of emotional distress and a violation of California Business and Professions Code section 17200 based on her allegation that in 1992 we used her Electronic Filing Identification Number ("EFIN") to file tax returns not prepared by her, placed a false advertisement in the Yellow Pages, and that we failed to provide an accounting of advertising expenditures. Ms. Kane sought general and special damages including lost profits, a refund of her franchise fees, costs and attorneys' fees, and triple damages under RICO. We denied all these allegations. The Court granted our motion to transfer the case to the U.S. District Court for the Eastern District of Virginia (Civil Action No. 2:95cv295). The plaintiff filed an Amended Complaint alleging breach of the franchise agreement, fraud, conversion and a violation of the California Franchise Investment Law seeking lost profits, unspecified punitive damages and attorneys' fees. On May 18, 1995, we filed a Counterclaim for $100,000.00, including $3,048.62 for failure to pay royalties, advertising fees and supplies. The parties dismissed all claims and counterclaims on August 9, 1995 with no payment by either party.

J2 Financial Service, Inc. v. Jackson Hewitt Inc., et al., (Case No. 735779) filed on September 15, 1994 in the Superior Court of the State of California for Orange County. J2 Financial Services, our former franchisee, alleged that: we misrepresented the costs for operating our franchises and failed to offer the advertising and assistance represented by our representatives and the Offering Circular; used J2's EFIN to transmit tax returns; conspired with our officers to defraud J2; breached our franchise agreements in connection with our advertising program; and, fraudulently induced J2 to sign franchise agreements. J2 sought actual damages of not less than $400,000, prejudgment interest, costs, punitive and exemplary damages, attorneys' fees, rescission, and preliminary and permanent injunctive relief. We denied these allegations. The Court granted our motion to transfer the case to the U.S. District Court for the Eastern District of Virginia. On February 23, 1995, we filed a claim, Jackson Hewitt Inc. v. J2 Financial Services, Inc., Joseph Petritsch and Julie Dreibelbis, (shareholders of J2 Financial and guarantors of the franchise agreement) (Civil Action No. 2:95cv197) in the U.S. District Court for the Eastern District of Virginia, for breach of contract. As amended, our claims are based on the following: failure to pay royalty and advertising fees and failure to open a Jackson Hewitt Tax Service in Montgomery Ward. We sought damages totalling $53,050.72. On April 25, 1995, plaintiffs filed a counterclaim alleging breach of contract, fraudulent inducement to purchase a franchise, conversion and violation of the California Franchise Investment Law, claiming that we wrongfully made a profit on electronic filing fees, improperly allowed others to use plaintiffs' EFIN, failed to maintain a separate advertising account, failed to advertise effectively, failed to provide accurate and timely tax preparation and bookkeeping software, failed to provide adequate support and assistance, wrongfully terminated their franchise without good cause, and made false statements to induce them to purchase a franchise. They sought compensatory damages of $250,000.00 and punitive damages. We denied these allegations. Plaintiffs also filed a Motion to Stay the Virginia litigation until their California action is completed. When the Court denied this motion, the case was settled on the following terms: a $30,000.00 cash payment to plaintiffs and a release of all claims by both parties.

Alan Greene v. Jackson Hewitt Inc., (Case No. 8935/94) filed on May 24, 1994 in the Supreme Court of the State of New York, County of Westchester. We terminated Mr. Greene's Jackson Hewitt franchise on April 28, 1994 because he underreported his Gross Volume of Business by more than 2% on two or more occasions, failed to pay all royalties and advertising fees required by the franchise agreement, and violated his promise not to give our software to anyone else. Mr. Greene filed suit for injunctive relief, compensatory damages equal to $2,250,000.00, and unspecified punitive damages. He alleged that the termination was improper, that he was improperly denied the right to purchase additional franchise territories, that Jackson Hewitt committed deceptive practices, falsely advertised franchises, committed fraud and deceit, breached a fiduciary duty owed to him, and violated a covenant of good faith and fair dealing. The court granted our motion to remove the matter to the United States District Court for the Eastern District of Virginia, (case 2:94cv 866) where in June, 1994, we filed civil action number 2:94cv665 against Mr. Greene for injunctive relief and damages under the Lanham Act, 15 U.S.C. 1051, to enforce the covenant not to compete and to recover fees owed to us.

On October 26, 1994, the court granted our motion for summary judgment and ruled that Mr. Greene's actions constituted three independent violations of the franchise agreement, each sufficient to terminate it without notice to cure. The court ruled that Mr. Greene must cease to be a franchisee in the Jackson Hewitt system, return our confidential Operating Manual and all software, cease use of any of our trademarks, provide us with a list of all our clients, and give his Jackson Hewitt telephone number to us. The court also enforced the post-termination covenant not to compete found in the franchise agreement. The court dismissed all Mr. Greene's fraud claims because he failed to meet his evidentiary burden. In addition, Mr. Greene signed a consent order in which we were awarded attorneys' fees of $50,000.00. The Court published its opinion at 865 F. Supp. 1199.

Mel Jackson Tax Service, Inc. v. Mel Jackson, Inc., (Civil Action No. C-87-467-D (D. N.C. Durham Division). In July, 1987, Mel Jackson Tax Service, Inc., an unrelated party, filed a complaint against our predecessor, Mel Jackson, Inc., alleging that our use of the service mark "Mel Jackson" was unfair competition and that our federal service mark registration was fraudulently obtained. The plaintiff wanted damages and cancellation of our registration. Both we and the plaintiff obtained rights in the service mark from the same party through a chain of title dating back to 1947. We changed our trade name to Jackson Hewitt Tax Service. The suit was dismissed with prejudice and neither party paid damages to the other.

Rashid Akhtar and Rakhshi R. Akhtar v. Jackson Hewitt Inc., et al., (Civil Action No. H 155370-1). On March 4, 1991, the plaintiffs, our franchisees, filed suit in California Superior Court alleging that we committed fraud, misrepresentation, violated the California Investment Act, by saying our tax interview was more thorough and consistent than the competitors, that the franchise was a year-round business, that we sold franchises using an unregistered advertisement, falsely stated income and expenses, collected a $1,000 deposit before providing the Offering Circular, and breached the franchise agreement. The plaintiffs asked for damages of $182,475 and attorneys' fees. The suit arose when we terminated the plaintiffs' franchise agreement on June 13, 1991 because they did not pay royalties when due, did not submit royalty reports, did not pay a promissory note for $2,500 and did not maintain minimum hours. In September, 1991, we filed an action, Jackson Hewitt Inc. v. Rakhshi Akhtar, (Law No. L91-3008) in the Circuit Court of the City of Norfolk, Virginia for damages of $6,735.28 for payment of fees due under the franchise agreement and a promissory note.

On February 3, 1992 the parties agreed to settle their claims. The terms of the settlement were: (1) plaintiffs agreed to return all our confidential material;
(2) plaintiffs turned over to us all their client files; (3) we purchased the plaintiffs' tax business for $20,000 representing 108% of the plaintiffs' gross volume of business; (4) we released all claims against the plaintiffs; and, (5) plaintiffs released all claims against us. The plaintiffs' case was dismissed on February, 19, 1992 and our suit was dismissed on February 26, 1992.

Debra DeVuyst v. Jackson Hewitt Inc., (Civil Action No. L-12374-92) Superior Court for Middlesex County, New Jersey. On December 4, 1992, plaintiff, our franchisee, filed suit against us alleging that we misrepresented and did not properly disclose the operating requirements and other expenses associated with our franchise agreement, that we violated the New Jersey Franchise Practices Act, the New Jersey Consumer Fraud Act, by misrepresenting that plaintiff could lease space in McCrorys for a percent of revenue when in fact no such arrangement was available, and for failing to disclose that plaintiff had to open a year round location, conduct tax school at her own expense, had to pay additional advertising costs and make additional purchases of supplies and equipment, and breached our franchise agreement, committed common law fraud, and did not act in good faith. We removed this case to the United States District Court for New Jersey, Newark Division, Docket No. 93-121 and moved to dismiss DeVuyst's claims. At the same time, we filed suit against DeVuyst in the Circuit Court of the City of Norfolk, Virginia (Case No. L92-3931) seeking damages for breach of the franchise agreement and payment of fees owed to us.

On July 8, 1993, the parties entered into a settlement and release on the following terms: (1) DeVuyst returned all client files to us; (2) DeVuyst released all claims against us and agreed to return to us all of our proprietary, confidential materials; (3) we released all claims against DeVuyst;
(4) both parties dismissed their respective suits with prejudice; and (5) we paid $47,378 to DeVuyst.

Jackson Hewitt Inc. v. Miriam Sanders, (Civil Case No. 2:92cv241) United States District Court, Eastern District of Virginia. On March 3, 1993, we brought this action against Sanders, our franchisee, for breach of the franchise agreement, fraud, and trademark infringement. In her counterclaim, Sanders asked for a refund of certain royalty payments and electronic filing fees, and an accounting of our expenditures for advertising.

Miriam Sanders v. Jackson Hewitt Inc., et. al., (Case No. 534001) California Superior Court, Sacramento Division. On May 24, 1993 Sanders, our franchisee, filed suit against us alleging fraud, conversion and violation of the RICO statute in which our CEO, at the time, John T. Hewitt, used the mail and telephone to defraud plaintiff by causing plaintiff's EFIN to be used by other entities without her permission. On September 21, 1993, both parties entered into a settlement according to the following terms: (1) Sanders paid us $39,012.12 for royalties and advertising fund contributions; (2) we purchased the assets of Sanders' Jackson Hewitt Tax Service businesses for $261,021.21;
(3) each party released all claims against the other; and, (4) all suits and counterclaims were dismissed with prejudice.

Other than the 22 actions described above, no litigation is required to be disclosed in this Offering Circular.


                                     ITEM 4

                                   BANKRUPTCY

During 1991, Christopher Drake, our Secretary, Treasurer and Chief Financial Officer was Vice President and Chief Financial Officer of Mulberry Phosphates, Inc. of Norfolk, Virginia f/k/a Royster Company when that company filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The case was filed on April 8, 1991 in the Southern District of New York, Case No. 91-07012-Pi. The reorganization was completed, and the company emerged from bankruptcy on January 5, 1993.

Other than this action, no person previously identified in Items 1 or 2 of this Offering Circular has been involved as a debtor in proceedings under the U.S. Bankruptcy Code required to be disclosed in this Item.


                                     ITEM 5

                             INITIAL FRANCHISE FEE

Initial Franchise Fee. The initial franchise fee for an undeveloped territory is $20,000.00. Company stores are individually priced and cost more. The initial franchise fee is uniform for all franchisees acquiring franchises at the same time. The initial franchise fee is due when you sign the franchise agreement, unless financing has been arranged as described in Item 10. The initial franchise fee is not refundable.


Purchase of Company Locations. The purchase price is set according to various factors, including, but not limited to the following: our then-current franchise fee, store location, store profitability, number of returns, gross volume of business, expenses, available equipment, store location, and the like. The "Gross Volume of Business" means the total amount of all revenues generated from the tax business arising from tax return preparation, including returns for entities other than individual taxpayers, bank products fees, electronic filing, tax school, and tax-related activities (whether in the form of Bank Product fees, performance incentives, past year returns, electronic transmission only returns, national account incentives or cash, check, credit card charges or other consideration) excluding taxes and discounts. The purchase price includes existing furniture and equipment, and customer lists. You must assume any real estate leases, telephone numbers and Yellow Pages advertising and any other ongoing liabilities for the store site. You may use any leased furniture or equipment used at the location that is leased to us, but you must return all these items to us in good working order when our lease expires. If you purchase a company store, you must sign both our franchise agreement and a Purchase and Sale Agreement like the one in Exhibit K.


Training. After we have received your signed franchise agreement and the balance of your initial franchise fee, but before we sign the franchise agreement, you must attend and pass our Business Management and Processing Training program.


If you demonstrate in Business Management and Processing Training that, in our opinion, you lack the necessary skills or personal characteristics to become a Jackson Hewitt franchisee, we will refund your initial franchise fee in full. If you are accepted as a Jackson Hewitt franchisee, we will sign the franchise agreement within 2 weeks after you have completed our training, if your application and franchise agreements are in order and you have paid your initial franchise fee in full. Your franchise agreement is effective on the date so designated by us on the signature page.

================================================================================
                                     ITEM 6
                                   OTHER FEES
================================================================================

NAME              AMOUNT                       DUE DATE                           REMARKS

Royalty Fee       12% of Gross Volume          1/1 - 4/30: semi-monthly          "Gross Volume" is the total revenue from tax
                                               on 20th for 1st half of the       return preparation, past year returns, electronic
                                               month ending on the 15th;         transmission only returns, electronic filing, Bank
                                               and on the 5th for 2nd half       Products fees, Tax School, and tax related
                                               of prior month ending on          activities. (whether in the form of performance
                                               last day.                         incentives, cash, check, credit card charges or
                                                                                 other consideration), excluding only discounts
                                               5/1-12/31: monthly on the         you allow and sales taxes you must collect and pay.
                                               5th of each month for
                                               immediately prior one
                                               month period.

Advertising Fee   6% of Gross Volume           Same as above                     Same as above

Pre-Existing Tax  $5.00 per pre-existing       Earlier of:                       If you have a tax business when you join us and
  Client Fee      tax client                   On or before December 19          you want to exempt your pre-existing tax clients
                                                                                 from the royalty and advertising fees described
                                                                                 above, you can do so by signing the appropriate
                                                                                 section of Schedule D to the franchise agreement,
                                                                                 providing the names and social security numbers of
                                                                                 these clients to us on disk in a format we
                                                                                 specify, and paying a one-time fee of $5.00 per
                                                                                 pre-existing client.

Supplemental      $5,000                       When billed                       Supplemental Advertising is due from all
  Advertising                                                                    franchisees during their first tax season. This
  Fee                                                                            fee does not apply to franchisees who purchase a
                                                                                 Jackson Hewitt business that has been open for one
                                                                                 full tax season. You may place the advertising
                                                                                 yourself or ask us to do it. If you place this
                                                                                 advertising yourself, you must submit your
                                                                                 advertising plans to us no later than December 1.
                                                                                 If we do not receive your advertising plan by
                                                                                 December 1, we will place this advertising for
                                                                                 you, and you must pay the $5,000 when billed. This
                                                                                 requirement  applies  whenever  you sign a
                                                                                 franchise agreement for a new territory that does
                                                                                 not contain an existing Jackson Hewitt office that
                                                                                 operated the entire previous tax season. Costs of
                                                                                 signage or Yellow Pages advertising do not satisfy
                                                                                 your obligation to conduct supplemental
                                                                                 advertising. If you change your franchised
                                                                                 Territory, with our prior written approval, you
                                                                                 will have to incur this obligation in your new
                                                                                 Territory even if you already incurred it in your
                                                                                 original Territory.

Electronic        $2.00 per tax return         Same as Royalty Fee               We may increase this fee on 30 days notice to
  Filing Fee      filed electronically                                           cover increased costs and expenses arising from
                                                                                 electronic filing.
Transfer Fee      10% of our then-current      At time of transfer
                  franchise fee

Interest on       18% per year or the          On invoice
  Late Payments   highest legal rate
                  allowed in your state

Additional        Not presently charged        When billed
  Training Fees   but may be charged in
                  future to train additional
                  employees or for any new
                  programs we develop.


Montgomery Ward   13% of gross income from     Deducted by Montgomery            If permitted by your Montgomery Ward manager,
  Seasonal Rent   $1 to $50,000 plus 10% of    Ward or paid by us.               you can have off-floor space for $100 a month
                  gross income of $50,001 to   Balance remitted to you.          during the off-season and you can conduct tax
                  $100,000 plus 8% of gross                                      school for $250 per season at Montgomery Ward.
                  income over $100,000.  In
                  addition to above, you must
                  also pay 3% of all credit
                  card charges.

Wal-Mart          For Period from January      Monthly as incurred,
  Seasonal Rent   through April 15:            but rental charges for
                  $5,500 for a SuperCenter;    the first half of the tax
                  or $4,350 for a Regular      season must be paid
                  Wal-Mart; or $1,500 for a
                  Hometown in advance.
                  Wal-Mart Store.  (These
                  are fees charged by
                  Wal-Mart for the 1997 tax
                  season. Fees may change
                  for the 1998 tax season).


Amendment Fee     $300 (per territory)         Before Amendment is started
------------------------------------------------------------------------------------------------------------------------------------

Note 1:  All fees are payable to us.  All fees are non-refundable.

Note 2: We can apply any payment to any amount you owe us, even if you ask us to apply it to a specific purpose or account. We can withhold any money you owe us or another franchisee from any money we owe you or from any amounts that any third party owes you that come to us first, including, but not limited to, Montgomery Ward fees or bank products incentive payment. We can apply any bank products incentive payment to any outstanding balance you owe us. We can apply any payment from one franchise to another franchise, if you own, or have an interest in, more than one franchise offered by us. If you dispute any fee we charge, you must pay it first and then work out the dispute with us. You are prohibited from offsetting or deducting any fee due under the franchise agreement, and any attempt to do so is a breach of the franchise agreement.

Note 3: We can retain your bank payment file if you are in default of any obligation to us, including, but not limited to, promissory notes, royalties and advertising, accounts receivable, or if you are in default of any agreement with a third party that we sponsor or arrange, including any leasing program or if you owe money to another franchisee, e.g., your share of a Yellow Pages advertisement. We may not provide you with the ability to offer Bank Products if you are in default of the franchise agreement. We can also retain monies for amounts not yet due as a condition for any financing.

================================================================================
                                     ITEM 7

      ESTIMATED INITIAL INVESTMENT FOR AN UNDEVELOPED STOREFRONT LOCATION
                      BUDGETED TO DO 500 OR FEWER RETURNS
================================================================================

                                             METHOD OF
                           AMOUNT            PAYMENT            WHEN DUE                         TO WHOM PAID
Initial Franchise Fee      $20,000           Check or wire      When you sign the                Us
                           (Notes 1 & 2)                        Franchise Agreement
                                                                unless financing
                                                                approved.

Travel & Living Expenses   $850 to           As incurred        During training                  Airlines, hotels and
While Training             $2580                                                                 restaurants
                           (Note 3)

Real Estate & Improvements $3400 to          As incurred        Monthly/as incurred              Landlords, Contractors
                           $6000
                           (Note 4)

Equipment & Signs          $9450 to          As incurred        When purchased                   Equipment Vendors
                           $13,050
                           (Note 5)

Insurance                  $250 to           Periodic payments  Before and after opening         Insurance agents
                           $300
                           (Note 6)

Telephone,                 $1500 to          Lump sum           as incurred                      Your local telephone and
Utilities & Deposits       $2250             and as incurred                                     power companies
                           (Notes 1 & 7)

Supplemental Advertising   $5,000            Lump sum           When billed by us or by vendors  Us or vendors.

Additional Funds           $6900 to          As incurred        Before and after opening         Employees, suppliers
                           $8600
                           (Notes 1 & 8)


Miscellaneous              $750 to           As incurred        Before opening                   Us or Vendors
                           $2750

------------------------------------------------------------------------------------------------------------------------------------
Total                      $48,100 - $60,530         (Does not include Royalties, Advertising or Electronic Filing Fees.)




Note 1: The above chart provides estimates for the total initial investment for 3 months of operation of a Jackson Hewitt Tax Service location in a storefront location in an undeveloped territory that is projected to do 500 returns or fewer. Your initial investment will vary depending on the time of year that you open your franchised business, and whether you purchase an existing location.
The estimates are based on opening on the first day of tax season, but you want to open sooner. The initial phase of the tax return preparation business is approximately one month. The range of expenses listed is not to be construed as a break even point; additional expenses may be incurred. All estimated costs are based on costs as of May 1997.

Note 2: None of the initial investment costs are refundable; some part of deposits may be refundable on conditions established by your local utility and telephone company.

Note 3: Estimated charges are based on a 5 night stay in Virginia Beach, for meals, lodging and air transportation for one person in a single room. We cannot accurately estimate these charges because they vary considerably according to season, advance planning and distance from Virginia Beach, a seasonal resort city. The higher range reflects more expensive air fare, a rental car and more expensive lodging.

Note 4: Our estimate is based on a range of rental rates for approximately 1200 square feet for 3 months in Newport News, Virginia and New York, New York, new carpeting and 3 room panel dividers plus a security deposit. We cannot accurately predict your rental costs because rental costs vary widely depending on the cost of real estate in your area, the neighborhood where you want to relocate your business, the age of the building you are considering, the availability of rental properties, the occupancy rate in your area, and many other factors.

Note 5: The estimated cost for equipment and signage for the first 3 months of operation is based on purchasing the following from our May 1997 catalog: 3 desks, 2 tax return preparation computers, 1 tax return processing computer, a modem, 3 monitors, 1 processing printer, 3 tax prep chairs, 12 reception area chairs, 1 front office printing set up, 1 tax preparation printer, 1 exterior sign (not including installation charge), 1 file cabinet, 1 assembly table, 1 interior lighted sign, 1 interior sign package and a 2-line phone. The higher range includes a Konica copier, a copier maintenance plan, 4 desks and 4 tax preparation computers, and installation costs for the exterior sign.

Note 6: The estimate is for three months premium for the required coverage offered by our approved supplier. A payment plan is available with a 20% down payment with 8 subsequent instalments. Most franchisees can purchase their annual requirements for between $600 and $1500 a year; franchisees in some states may pay more. Due to changes in the State of Florida, the Smith-Field agency is not able to provide coverage in that state. If you are planning to open the franchised business in Florida, you must contact local insurance suppliers.

Note 7: The estimate for telephones and utilities is based on the charges in effect in Virginia Beach, Virginia as of May 1997. These charges vary widely throughout the country. Costs estimated here include: utility deposit, connection fees, average estimated electricity charges for an all electric location for 3 months, one dedicated modem telephone line, 2 telephone lines with rollover capacity, deposit, 3 months estimated fees, set up fee, and interior wiring charges. The higher range includes higher deposits and unlimited call rates. Check with your local utilities and telephone company for more accurate estimates.

Note 8: The range is the estimated cost of one tax preparer who works for the entire tax season for $5.75 per hour, and a second employee who works for one month during the peak part of the tax season, plus taxes on the wages. The higher estimate includes a third employee who works for one month during peak part of the tax season. We do not include your labor in this estimate. This estimate of additional funds is based on our experience operating our company stores and directing our franchisees.

                                     ITEM 8

                RESTRICTIONS ON SOURCES OF PRODUCTS AND SERVICES


Bank Products. If you are in full compliance with all terms and conditions of the franchise agreement or any other obligations with us, and we can procure bank products on reasonable terms, we will provide you with the ability to offer accelerated check requests (ACRs) and refund anticipation loans (RALs) (ACRs and RALs are collectively called ("Bank Products") to your customers. If we provide
Bank Products, you must offer and promote them.





         ACRs. An ACR allows a taxpayer to receive his or her refund more quickly using electronic filing and direct deposit into a bank account specially created to receive the ACR proceeds. You earn application fees from this product, which along with your tax return preparation fees, are deducted and paid to you automatically when the taxpayer receives the refund. You do not pay any fees for this service; all fees are borne by the taxpayer. If you elect to offer this service, you may only offer it through the bank or banks we designate and not from any other source.

         RALs. A RAL is a bank loan to the taxpayer secured by his or her anticipated refund that incorporates the direct deposit, a specially created bank account and the electronic filing features of an ACR. This service is advertised as our "SuperFast Refund Anticipation Loan." These loans are offered by specific banks who agree to provide these services.


You do not pay any fees for these services; all costs are borne by the customer.
You do not bear any risk of loan default. You earn fees by offering these products, and you may earn other performance incentives. Several banks have agreed to work with our franchisees to offer these loans, and we believe that this service is a distinct benefit to Jackson Hewitt franchisees. When you offer these services, you must use only the Bank Products bank or banks we approve for your area. You may not offer RALs from any other source. We are not obligated to provide Bank Products. We may not provide you with the ability to offer Bank
Products if you are in default of the franchise agreement, or if your default ratio from any prior year is unacceptable, as determined by us or our Bank
Products provider.

When you participate in our Bank Products program, you must sign an agreement in which you agree to terms that we make with the Bank Products bank. See Exhibit J for a sample.

We find lenders willing to offer these products, negotiate terms, pay lender's attorneys' fees, write loan processing software, write software to integrate the lender's software with our tax processing system, pay for the printing of the bank product applications, and hire, train and staff a check verification service. For the 1997 tax season, Bank of Santa Barbara and County Bank offered
Bank Products through Jackson Hewitt franchised locations.

Under the Bank Products program in place during the 1997 Tax Season, we earned
$2.50 per ACR to cover our costs and up to $11.38 depending on the overall ACR default ratio, and we earned $4.00 per ACR and up to $10.40 per ACR services for each RAL based on the loan portfolio performance.

We cannot predict which banks, if any, will offer Bank Products in your area during any subsequent tax seasons. If you seek financing from us, or you are in default of any financial obligation to us, or any third party for any program we sponsor or arrange, we will retain your Bank Products bank payment file and apply it to any amounts you owe us. We may apply these monies in any way we choose to any amounts owed. We can also retain these monies for amounts not overdue as a condition of financing. See Security Agreement in Exhibit C.

We earn revenue from Bank Products from fees that are provided by the agreements we have with banks that provide the Bank Products. During the fiscal year ending
April 30, 1997, we earned Bank Product fees of $9,363,380 or 29% of our total revenue of $31,431,670. In addition, we earn royalty and advertising fees on the revenue you earn from the sale of Bank Products.

Electronic Filing. If you offer electronic filing of tax returns, you must conduct electronic filing only through us. During fiscal year ending April 30, 1997, we earned $1,411,097 or 4% of our revenue of $31,431,670 from electronic filing fees.

Uncertainties Regarding Tax Policies. An essential element of our operating strategy, and our ability to sell Bank Products in particular, is the willingness of the IRS to continue promoting the growth of its electronic filing program. During the period ending May 9, 1997 the IRS received 112.6 million individual tax returns of which 14.3 million were filed electronically. Although the IRS has established a goal of increasing the number of electronic returns to 80 million by the year 2001, the IRS has established various initiatives which serve to reduce the attractiveness of bank products and electronic filing. The
IRS's Notification Pullback, in which the IRS no longer notifies electronic filers in advance whether the taxpayer will get a refund; the Social Security
Number Initiative conducted in the 1995 tax season, in which the IRS checked all social security numbers on tax returns with its database and rejected any return where the names and numbers did not match; and the EIC Initiative, conducted in the 1995 tax season and in late February during the 1997 tax season, where the IRS split the portion of refund from the earned income credit, (a program for low income wage earners) and sent it directly to the taxpayer instead of depositing it with the Bank Products bank, all serve to reduce the number of tax return filed electronically. The IRS has indicated that it instituted these initiatives to reduce fraud, particularly in electronic filing. We cannot predict with certainty, the types of actions the Treasury Department and the IRS will take in the future as they attempt to balance the IRS's goal of dramatically increasing the number of returns filed electronically, while at the same time reducing the number and percentage of fraudulent tax returns associated with electronic filing. The results of these IRS initiatives has been to reduce the number of RALs requested and increasing the number of ACRs.

During the 1997 tax season, the IRS directly deposited the EIC portion of refunds with participating banks, but in late February, began an initiative on all EIC head of household taxpayers who were eligible for the maximum EIC payment. Our participating banks offered Bank Products on the EIC portion. We cannot be certain that the IRS will continue this practice during the 1998 or any subsequent tax season, or that our participating banks will lend on the EIC portion of refunds during any later tax season. If the IRS continues to deposit the EIC portion of the tax refund for the 1998 tax season, we expect that our participating banks will lend against the EIC portion of the refund.

Another potential consequence indirectly associated with recent or as yet unannounced tax policies involves the risk facing us in our risk-sharing arrangements with our Bank Products banks. If the banks and we mispriced Bank
Products, the potential losses associated with honoring our risk-sharing obligations could materially adversely affect our results.

Congressional Tax Initiatives. Congress is currently contemplating a wide array of income tax proposals. No matter what type of legislation, if any, is eventually adopted, the biggest risk to the franchised business operations would be the passage of any initiative, such as a national sales tax, that meant that people would no longer file personal income tax returns. The second biggest risk would be any proposal that resulted in the filing of fewer tax returns by U.S.
taxpayers, such as reducing or eliminating the earned income tax credit, because most any such legislation would likely affect Jackson Hewitt's targeted market of lower income taxpayers. Other proposals, such as some of the flat tax proposals, could negatively affect the franchised business operations as well, but it is difficult to assess the impact of any of these varied proposals at this time.

Computers and Equipment. You must use computers, modems and printers that meet our specifications. You must purchase your processing computer from us for the 1998 tax season. The computers must be able to support our tax preparation and processing software. If you purchase computers that do not meet our specifications, or your processing computer does not come from our approved supplier, if we have designated a specific supplier for that equipment, we cannot provide technical support in the event of problems. You will get equipment that meets our specifications if you purchase it from us or our suppliers.

As our tax preparation and processing software programs become more sophisticated, it is often necessary to upgrade or supplement hardware and related items. You must upgrade your computers, modems and printers, and purchase any additional equipment we specify to accommodate our software, or to improve the overall effectiveness and competitiveness of the franchised business.

During our fiscal year ending April 30, 1997, $486,619 or 1.5% of our revenue of $31,431,670 was generated by furniture, equipment and supply purchases from our Supply Department.

Insurance. If you operate your franchised business from a storefront location, you must insure your franchised business before you open it with the insurance specified in our Confidential Operating Manual. We may change these requirements from time to time, and you must comply with whatever change we specify. You must also list us as an additional insured. You may not open the franchised business until you have provided us with proof that you have complied with these requirements. Our present insurance requirements are:

         (i) Employers' liability with a limit of at least $100,000 and workers' compensation as required by law; and,

         (ii) Comprehensive general liability insurance covering the operation of the franchised business with a limit of at least $1,000,000; and,

         (iii) Business automobile insurance for both owned and non-owned vehicles with a minimum limit of liability of $500,000 for both bodily injury and property damage; and,

         (iv) Errors and Omissions. If we become aware of errors and omissions coverage for what, in our opinion, is a reasonable premium, you must purchase it. We have been unable to locate a source for this coverage at reasonable cost.

We have arranged for an insurance plan that meets our requirements at what we believe is a reasonable cost. Givens &



Williams,  Inc. of Fairfax,  Virginia provides this coverage through  Travelers.
We are under no obligation to arrange for this insurance plan, and we may discontinue it at any time. We do not earn revenue as a result of your participation in this insurance program.

Furniture and Other Equipment. You must purchase only furniture and equipment that meets our specifications, and complies with our uniform office design. You must purchase this furniture and equipment only from us or from an approved supplier.

Signs. Your interior and exterior signs must meet our specifications. We offer pre-approved Jackson Hewitt Tax Service exterior signs from various venders. We do not have to approve vendors, and we may discontinue this without notice at any time. We do not earn revenue from your participation sign vendor program. If you operate in a national account, you must use only the signs and set up package the national account has approved in advance.

Site Location. You must lease a site that meets our specifications. Before you sign any lease, we must approve the site. However, our approval of a particular site is not a guaranty or warranty that your location will be successful, or that it complies with the Americans With Disabilities Act, local building codes, fire codes or any other laws.

Advertising and Marketing Materials. All your advertising and marketing materials, including stationery and business cards, must meet our specifications, and display only our most current logos, service marks and promotional programs. We offer a wide range of advertising materials, including fliers, coupons, camera-ready Yellow Pages and newspaper formats, television and radio spots and promotional items such as jackets, caps, and T-shirts. We earn revenue when you purchase these items from us. If you purchase advertising or promotional items or anything containing our Marks from an outside supplier or develop them yourself, you must send us specimens of all items and receive our written approval before you use them.

Approval of Suppliers. Except for computer hardware, insurance, office furniture, signs, copiers, inventory, and other equipment used in providing the authorized services, we do not have a list of approved suppliers, nor do we have criteria for approving suppliers. If you want us to consider an outside supplier for any item, submit a written request to us with the specifications and a sample. The supplier can do this for you. We have 30 days to respond to your request, and if you receive no response from us, that means we have disapproved your supplier.

We negotiate purchase arrangements with suppliers, including price terms, for the benefit of our franchisees. We do not have purchasing cooperatives, but we are free to establish them at any time. Required purchases from us or our approved suppliers will constitute approximately 6% of the initial investment described in Item 7.

We do not have a set method of formulating and issuing specifications. The tax return preparation business is highly complex and changes are caused by changes in the tax law, changes to our software caused by tax law changes and changes in the availability of the Bank Products program. Changes in specifications are issued to our franchisees if the changes affect franchisee purchases, e.g., computers. Other changes, e.g., Bank Products program, are imposed on us by banks or the IRS.

Need for a Large Pool of Low Cost Labor. In conducting business operations, both we and you depend, in part, on the availability of employees willing to work for little more than minimum hourly wage plus bonus, with minimal or no benefits, for periods of less than a year. Your success in your business will depend a great deal upon your ability to hire, train and supervise additional personnel, taking into account annual turnover rate for lower paid employees. If the supply of this labor pool is reduced in the future for reasons within or outside of your control, or if you are required to provide your employees more extensive and costly benefits, either through competitive reasons or governmental regulation, the expenses associated with operations could be substantially increased without the offsetting increases in revenue. There is no assurance that you will be able to hire, train and supervise an adequate number of such personnel.

                                     ITEM 9

                            FRANCHISEE'S OBLIGATIONS

THIS FOLLOWING TABLE LISTS YOUR PRINCIPAL OBLIGATIONS UNDER THE FRANCHISE AND
OTHER AGREEMENTS. IT WILL HELP YOU FIND MORE DETAILED INFORMATION ABOUT YOUR
OBLIGATIONS IN THESE AGREEMENTS AND IN OTHER ITEMS OF THIS OFFERING CIRCULAR.





=====================================================================================================
                                       FRANCHISE AGREEMENT                         OFFERING CIRCULAR
OBLIGATION                             PARAGRAPH                                      ITEM NUMBER
=====================================================================================================
a.  Site Selection &                   2.3, 14.1 - 14.4                                   8,11
      Acquisition/Lease

b.  Pre-Opening Purchases/Leases       8, 14.3, 14.8, 14.9, 14.17, 14.18            5,6,7,8,11

c.  Site Development & other           14.3                                              7, 11
      Pre-Opening Requirements

d.  Initial & Ongoing Training         10.3, 12                                             11

e.  Opening                            14.6                                                 11



f.  Fees                               5, 6, 7.1-7.3, 9, 17, 27(f), 28(f), 29(d),
                                       Schedules D, E & F                                  5,6

g.  Compliance with Standards &        13 & 14                                         8,11,16
      Policies/Operating Manual

h.  Trademarks & Proprietary           13.3, 15 & 21                                  13,14,16
      Information

i.  Restrictions on Products/Services  14.11-14.15, 14.17-14.19, 14.21                    8,16

j.  Warranty & Customer Service        14.13                                                16
      Requirement

k.  Territory Development &            11.1                                              12,17
      Sales Quotas



l.  Ongoing Product & Service          8, 14.3, 14.4, 14.8, 14.9, 14.18, 14.21,

      Purchases                        14.23, 18.1                                    6,7,8,11

m.  Maintenance Appearance &           14.3                                                 11
      Remodeling Requirements

n.  Insurance                          18, Schedules E & F                                 7,8

o.  Advertising                        7, Schedules E & F                             6,7,8,11

p.  Indemnification                    32                                                   17

q.  Owner's Participation/             14.7, 22                                        8,11,15
      Management/Staffing

r.  Records/Reports                    16                                                    6

s.  Inspections & Audits               17                                                   11

t.  Transfer                           25 - 30                                              17

u.  Renewal                            11                                                   17

v.  Post-Termination Obligations       24.3                                                 17

w.  Non-Competition Covenants          19 - 22                                              17

x.  Dispute Resolution                 33.1 through 33.8                                    17


                                     ITEM 10

                                    FINANCING

Franchise Fee Financing Program. Subject to the availability of funds, and at our sole discretion, we offer a financing program for the franchise fee. Your acceptance in this program depends entirely on our evaluation of your creditworthiness and, if applicable, whether you have complied with all obligations in any existing franchise agreement with us.


The interest rate and terms we offer in this program are subject to change, however, as of the date of this Offering Circular, we offer financing at the rate of 12% (APR) per annum. The terms of financing depend on the amount financed. Repayment is made in anywhere from 1 to 4 annual instalments of principal and interest due each year on February 28. Occasionally, we may lend smaller amounts for shorter periods. If you operate your business as a corporation, your shareholders must guarantee this financing. The note, found at Exhibit B, contains no prepayment penalty, and is immediately due and payable if: you sell all or any part of your franchised business, you are in default of your obligations under the franchise agreement, you file bankruptcy, an involuntary bankruptcy petition is filed against you, or a receiver is appointed over any portion of your assets. As a condition of any financing program, we can require your Bank Products lender to send your Bank Products fees and tax preparation fees directly to us. (See Security Agreement, Exhibit C). We will apply these monies to any indebtedness or fees and remit the balance to you.

Our Financing Program for Company Stores. If you purchase a company store, subject to the availability of funds, and at our sole discretion, we offer a financing program on the following terms: a cash down payment of 20% of the purchase price, and financing of the remaining balance with a note payable in annual instalments of principal and interest at the rate of 12% (APR) per annum, payable on or before February 28. The interest rate and terms are subject to change without notice (See Promissory Note and Security Agreement, Exhibits B and C). The note can be prepaid without penalty. As a condition of any financing program, we can require your Bank Products lender to pay monies directly to us and we can require you to pay royalties, advertising and supply orders to us via ACH. We will apply monies to any indebtedness or fees and remit the balance, if any, to you. All shareholders must guaranty payment of any note and we take a security interest in your accounts receivable. Full payment of any note is due whenever the company store or its franchised territory is sold.

Financing Program for Undeveloped Territories For Existing Franchisees Who Have Completed One Tax Season. Subject to availability of funds, and at our sole discretion, we may offer financing to existing franchisees who want to purchase additional franchises. If you complete one tax season, and have complied with all terms and conditions of your existing franchise agreements, including the timely payment of all fees, and with all our recommended policies and procedures, including customer service policies, we offer a financing program to enable you to purchase additional franchise territories. The interest rate and terms are subject to change, but as of the date of this Offering Circular, you may, upon meeting our terms and conditions, purchase additional franchises with a down payment of at least one-fifth of our then-current franchise fee. We will finance the remaining amount with a note payable in annual instalments with interest at the rate of 12% per year. Your annual repayments are due on the last day of February, beginning on the first February after the date you sign the note. If you are a corporation, the shareholders must guarantee repayment. This financing program is available only from February 15, 1998 to March 31, 1998. It may be discontinued at any time without notice, and it is not available to purchasers of company stores. As a condition of any financing program, we can require your Bank Products lender to pay your Bank Products fees and tax preparation fees directly to us, and we can require payment of all amounts due us via ACH from your account to ours. (See Security Agreement, Exhibit C). We will apply monies to any indebtedness or fees and remit the balance, if any, to you.

Failure to Pay any Amounts Borrowed from us. If you are in default of any financing from us, we can terminate your franchise agreements, call the entire amount due plus attorney's fees and costs, and, demand that your Bank Products lender or Montgomery Ward or any other entity who collects your fees, pay all fees due you to us, including any performance incentive payment, apply national account monies that come to us first, to any overdue amounts, or require payment of all amounts due us via ACH from your account to ours, or enforce our rights under the Security Agreement. We will apply these fees to any amounts you owe us or owe a third party for any program we arrange, sponsor or guarantee. In addition, if you are in default of any payment to us, we may also not provide you with the ability to offer any Bank Products.


You do not waive any defenses in our notes, and there are no prepayment penalties. But the note is due and payable if you default, you sell all or any part of the franchised business or its assets, you breach any franchise agreement with us, or any agreement with any third party for a program we arrange or sponsor, you file bankruptcy or a receiver is appointed over the assets of the franchised business, or a corporate franchisee is involved in a merger or consolidation without our prior knowledge and permission.

We have never sold or discounted any note to any third party, but do we are free to do so at any time. We use and intend to continue using franchisee notes as collateral for lines of credit and letters of credit with our current lenders. We are free to assign or discount your notes and security agreements to third parties at any time.

                                     ITEM 11

                            FRANCHISER'S OBLIGATIONS

(The numerical references following the paragraphs in the next two sections are the corresponding section numbers in the franchise agreement).

Except as listed below, we need not provide any assistance to you.

A. PRE-OPENING

Site Approval. We do not select the site for your Jackson Hewitt Tax Service business. This is your sole responsibility. We do, however, provide guidelines to direct you to the kind of locations we believe are most suitable for the franchised business. You may not sign a lease for a site that we have not approved in advance. Our approval of any specific site is not a guaranty or warranty that your franchised business will be successful, or that your proposed site complies with the Americans With Disabilities Act, local building or fire codes or any other laws.

We recommend that you locate your business in a commercial district with easy access to the street. We recommend that you look for a site that provides at least 400 to 600 square feet for an income tax preparation office, and if you only have one office, another 250 square feet for a tax processing center. We also look for the following: space for adequate signage, direct street frontage, adequate parking, availability of public transportation, sufficient traffic flow, visibility to the street, existence of multi-family housing developments, adequate lease term, and the like. (14.1)

Tax Preparation Software. We will provide you with the latest versions of our personal income tax preparation and processing software during the term of the franchise agreement. Because of frequent changes to the tax code, we also will provide you with updates. This software is our property, and you cannot give it or show it to anyone else, and you must return all copies of it whenever the franchise agreement expires or is terminated for any reason whatsoever. (10.1)

State Tax Preparation Capability. We provide the capability to file certain state personal income tax returns electronically. Not all states provide for electronic filing, and we do not provide this service for all states that do. We may select the states in which to offer this service. We provided software for state tax return preparation for 45 states for the 1997 tax season. (10.2)

Bookkeeping Software. We give you receipt journal software for your franchised businesses. Like the tax preparation software described above, this software is our property and must be returned to us whenever you are no longer our franchisee. (10.1)

Supply Sources. We will tell you about possible sources for equipment, inventory and other products and services for use in the franchised business. You may order supplies and equipment from our Supply Department. (10.10)

Training.

         Business Management Training and Processing Training. We provide Business Management and Processing Training, covering all aspects of the tax return preparation business. You must attend and successfully complete our training program before you open your franchised business. This training program is 5 days, including 4 days of Business Management Training and 1 day of Processing Training, but we may increase or decrease the number of days at any time. We presently offer this training at our training facility in Virginia Beach, Virginia, but we may offer it anywhere we choose. Our training staff designs and facilitates Business Management and Processing Training, which is designed to introduce you to all aspects of the Jackson Hewitt Tax Service system and how to process a tax return. The curriculum consists of lectures, group discussion, and practical exercises and computer training. Training is held approximately 2 out of every 4 weeks from mid-May through mid-December, and is developed and facilitated by the following persons:

Sandi Clark, Director of Training. Ms. Clark was appointed our Director of Training in May, 1997. Before then, she served as a Trainer. Ms. Clark joined Jackson Hewitt in March, 1994 as our Regional Director for the Northeast Region. Before joining Jackson Hewitt, Ms. Clark was the Manager of Human Resources for Twin "B" Auto Parts, Inc. of Virginia Beach, Virginia Beach, a 32 location retailer where she was responsible for developing all training programs and materials.

Bridget Malloy, Trainer. Ms. Malloy has been with Jackson Hewitt since April 1993, and has worked as an Administrative Assistant, Trouble Shooter, and Processing Support Staffer.

Bonnie Via, Trainer. Ms. Via joined Jackson Hewitt in December, 1994 as a Trouble Shooter in our Processing Support division. Ms. Via attended Old Dominion University and worked at House of Fabrics, where she managed a 20,000 square foot retail store and was responsible for employee training.

Michael Kirby, Trainer. Mr. Kirby joined our Training Department in February 1996. He first joined Jackson Hewitt in December 1995 as a Trouble Shooter.
Mr. Kirby has a B.S. in Economics from Texas A&M University, and has worked as a statistician at the Houston law firm of Hutchinson & Grunel.

Nancy Nelson, Trainer. Ms. Nelson joined our Training Department in May, 1997. Before that date, she was an Administrative Assistant.

We do not charge for this training, but you must pay for your own transportation costs, room and board while attending the training. Your spouse can attend this training program on a space-available basis. You must re-attend Business Management and Processing Training after your first tax season, or whenever we find it necessary. (10.3)

         SUMMARY OF BUSINESS MANAGEMENT AND PROCESSING TRAINING AGENDA


                               INSTRUCTIONAL                  APPROXIMATE
SUBJECTS                       MATERIAL                       HOURS            INSTRUCTORS

                                                Day One

Opening Session                Handbook                       One hour         Training Staff
Hewtax Software                Software
Processing Center Tour

New Office Set Up              Handbook                       One Hour         Training Staff
                               On Site Visit

New Business Start Up          Handbook                       One Hour         Training Staff
    EIN, EFIN,
    Local Banking
    Labor Laws
    Insurance

Staffing                       Handbook                       One Hour         Training Staff


Productivity and Peak          Handbook                       One Hour         Training Staff

Scheduling                     Handbook                       One Hour         Training Staff
                               Computer Practice

                                                Day 2

Tax School                     Handbook                       One Hour         Training Staff

Life of a Tax Return           Handbook                       One Hour          Training Staff

Policy and Procedures          Handbook                       Three Hours       Training Staff

Bank Products Banks            Handbook                       One Hour          Training Staff
   Disclosures & Applications

                                                Day 3

Review Scheduling              Handbook                       Half Hour         Training Staff

Internal Accounting            Handbook                       Two Hours        Training Staff
                               Computer Practice

Budget                         Handbook                       Two Hours        Training Staff
                               Computer Practice

Ordering Supplies              Handbook                       Two Hours        Training Staff
                               Computer Practice

                                                Day 4

Review Policy and Procedure    Handbook                       Half Hour        Training Staff

Operating In Retail Locations  Handbook                       One Hour         Training Staff

Site Criteria, Approvals       Handbook                       Two Hours        Training Staff

Advertising and Marketing      Handbook                       Two Hours        Training Staff

Closing and Wrap Up            Handbook                       Two Hours        Training Staff
   Profile of Success
   To Do List
   Time Line
   Answer Final Questions

                                                Day 5

                                          Processing Training

Processing Training            Handbook                       Entire Day       Training Staff
   How to Print and Transmit   Computer Practice
   Your Tax Returns


Approval and Training of Your Manager. We must approve the person you select as your manager. You must send us all the information we require for us to evaluate your choice. If at any time during the term of the franchise agreement we rescind our approval of your manager, you must select a new manager and submit the required information for our approval. There is no cure period for an unacceptable manager.

We provide Business Management  Training,  Processing Training and Update
Training for your management employees. We do not approve any proposed manager who does not successfully complete any of our training programs. We are under no obligation to recruit or hire any of your employees for you. (10.3) (14.7)

Confidential Operating Manual. We provide you with access to our Manual for the franchised business via computer, and provide you with updates via downloading or Intranet. Since the Manual is not provided in book form, we are unable to provide an exact number of pages, but an approximate is found in Exhibit I. You use a computer to access the Manual. Our software is not compatible with other software so you should not install it on any existing computer. A list of compatible software is contained in the Manual.

You must comply with all terms and provisions found in the latest version of our Confidential Operating Manual, which we may amend. If there is a dispute about the contents of the Manual, the latest version available for downloading governs. (10.4)

Assistance with Local Advertising and Marketing.  We help you with local advertising and marketing in the manner, form, and frequency we decide appropriate.  (10.5)

B. AFTER OPENING

Advertising  and  Marketing.  We manage and disburse the  advertising  fees for national,  regional or local  advertising,  public  relations,  marketing programs and marketing research.  (7)

Use of Advertising and Marketing Fees. Because of the seasonal nature of the tax preparation business, we pay for advertising in December and early January, before we receive the advertising and marketing payments from our franchisees.
Although we are under no obligation to do so, we contribute for the company stores in the Jackson Hewitt system.

For the fiscal year that ended April 30, 1997, our advertising expenditures were as follows:

         Total revenue earned: $4,415,682.00
         Total advertising expended: $4,693,990.00

         Total expended on direct advertising costs -- television, radio, cable
         TV,  direct mail, transit ads (buses and subway signs) -- and balloons:
         $4,292,183.00 or 91% of total expenditure

         Total expended on overhead: $401,807.00 or 9% of total expenditure

We administer the advertising and marketing fee and the supplemental advertising fee and use them to prepare, produce -- either in-house -- or through outside suppliers -- and conduct national, regional and local advertising, public relations, market research, and promotional programs in media we select. We also use the advertising money to pay our expenses and salaries for our employees who perform services for advertising. Our advertising program includes television, radio, direct mail, billboards, transit advertising (buses and subways), and cold air balloons. This advertising is both local and national. All costs of development, production and distribution of these programs, such as the proportionate share of our overhead and compensation of our employees who devote time and render services to develop and administer advertising funds, is paid from the advertising and marketing fees. We spend the advertising monies in a way, that in our judgment, benefits the franchised system. We do not promise that you benefit directly or on a pro rata basis from any advertising or marketing. We also do not ensure that any advertising and marketing fee you pay in your geographic area will be proportionate or equivalent to the contributions made from other franchisees in that geographic area. We must place the supplemental advertising described below, in your area.

All rights and obligations for the advertising and marketing fee and all related matters are governed solely by the franchise agreement. The franchise agreement and the advertising and marketing fees are not a "trust", and we do hold them as a fiduciary or similar special relationship. All aspects of the advertising and marketing fee and any advertising conducted under the franchise agreement is an ordinary commercial relationship between you and us for our mutual economic benefit.

The National Advisory Council receives a statement in August of how the advertising monies are spent overall. You can request a copy from our Advertising Department or the Council. The advertising monies are not audited nor are they segregated or accounted for separately. No monies from the advertising monies were used for advertising that is principally a solicitation for the sale of franchises, but we are free to do so at any time. We do not have any advertising council or advertising cooperatives, but we may establish a council or cooperative, if in our sole judgment, it would benefit our franchisees. (7)

If you cannot limit your advertising to your Territory, you must include the addresses and telephone numbers of all the franchised locations within your media market; and, you may never conduct any advertising using our Marks, including any Internet Home Page or Web Site, that we have not approved in advance. (7.4)

We do not receive any marketing, advertising, promotional volume or placement allowances from any suppliers of products or services or any advertiser at this time, but in the franchise agreement, you assign any interest in any such payment to us, if we receive any allowance or payments in the future. (7.6)

Exemption of Pre-Existing Tax Clients from the Royalty and Advertising Fee. If you own or control a tax preparation business, e.g., accounting practice, and you want to exempt your pre-existing tax clients from the royalty and advertising fees described above, you can do so only if you: (1) complete the appropriate section of Schedule D to the franchise agreement, and send us a disk that includes all the names and social security numbers of your pre-existing clients in the format we require, and complete any other listing or inventory we may require; and, (2) pay us a one-time fee of $5.00 per pre-existing client.
This disk and fee is due and payable by December 19 before your first tax season. If we do not receive your disk and fee by the deadline described above, you must pay the royalties and advertising and marketing fees described in paragraphs 6.1 and 7.1 of the franchise agreement, on all your clients. (6.3)

Advertising Approval. We must approve in writing all your advertising and marketing materials before you use them. If you develop any advertising program or item, we can use it in any way without paying you any fee. (7.4)

Supplemental Advertising During Your First Tax Season. In addition to the advertising and marketing fee, during your first tax season, you must place
$5,000 of local advertising that we have approved in advance in your Territory.
You do not meet this advertising requirement by placing Yellow Pages advertising or by buying a sign. This requirement does not apply if you buy an existing
Jackson Hewitt business that has been open for business for one full tax season in the immediately prior tax season. You may pay the $5,000 to us and have us place this advertising and marketing for you, or you may place it yourself. We encourage you to ask us to place this advertising because of our expertise in this area. If you place this advertising yourself, we must approve all advertising that includes our service marks, and you must send us whatever proof we require that you have placed this advertising. You must submit your advertising plan to us no later than December 1. If we do not receive your advertising plan by December 1, we will place this supplemental advertising for you, and you must pay the $5,000 when billed. This requirement applies whenever you sign a franchise agreement for a new territory that does not contain an existing Jackson Hewitt location that has operated for one full tax season during the immediately prior tax season. (7.3)

Advanced Training. We provide Advanced Training to enhance your business skills.
You and/or your manager must attend, at our request, our Advanced Training programs. We offer Advanced Training at various sites throughout the country, but we may offer it anywhere in the 48 contiguous states we choose. Sandi Clark, our Director of Training, develops and facilitates our Advanced Training
Program, with assistance from our Home Office Training and Field staffs, Advanced Training is conducted at least three times a year at various sites throughout the country from May through October.

Advanced Training is a 2 day seminar that changes according to enrollees' needs, but generally focuses on strengthening our brand, pricing for profitability, marketing, management reports, the future of technology for 1998 and a discussion by the CEO on the state of our business. (10.3)

Large Entity Training. This is a training program specifically designed for our top 40 volume producing processing centers. Large Entity Training is offered as a third day of selected Advanced Trainings. Large entity training will focus on the issues specific to larger franchises, including, organizational structure, operational financial issues - cash flow, growth opportunities and future growth v. current profits. (10.3)

Update Training. We offer annual training in early December to update you about any changes or enhancements to the Jackson Hewitt processing software or updates in our operating system. It is developed and facilitated by our Field and Training Department staffs. You and/or your approved manager must attend this training program held at various locations throughout the country. The agenda changes depending on regulatory changes or changes to our operating system. In preparation for the 1997 tax season, Update Training covered the following areas: Processing Updates, Monitoring Your Business, Bank Changes, IRS Changes,
1996 Tax Changes, Front Office Printing, Delegating Effectively, Downloading
Reports, Checklist of To Do Items for the Upcoming Tax Season, and final questions. We may offer this training via computer tutorial on disk, workbook, or bulletin board download or Intranet or CD ROM, or any other way we choose, as our needs require. (10.3)


Tax Advice.  During our normal business hours, we provide tax advice in conjunction with individual federal and state returns for all states.  (10.6)

Advertising and Marketing Assistance. We provide periodic assistance in local advertising and marketing. We determine the type and frequency of this assistance. (10.5)

Newsletters and Bulletins.  We distribute  additional  information via Intranet, downloading from our bulletin board and via our newsletter,  The Winning Edge.
We may discontinue or modify any form of newsletter or bulletin at any time at our sole discretion.  (10.12)

Operating  Assistance.  We provide additional advice on an "as needed" basis about operating  problems we identify on your reports or by our inspections,  or about new techniques or processes and improved business methods we develop.
(10.8)

Group Purchasing  Programs.  We provide the opportunity to participate in group purchasing programs for products,  supplies,  insurance and equipment,  that we develop or sponsor, on conditions that we alone establish.  (10.9)

On Site  Inspections.  We may, but are under no  obligation  to do so, periodically  inspect your site and the quality of the  services you offer.  We provide  advice about any operating problems we discover.  (17)

Advice about New Techniques and  Improvements.  We will tell you about any improvements to the franchised  business  methods,  new techniques and improvements to the operating system.  (10.8)

C. COMPUTER AND CASH REGISTER REQUIREMENTS

Software. We will provide you with tax preparation software for individual taxpayers and processing software as well as upgrades at no charge during the term of the franchise agreement. We provide a support line for questions or problems, and we provide maintenance and repairs via new copies which we may distribute in any way we choose. The level of support available depends on whether your computers meet our specifications and whether you purchased your processing computer from us. This is our proprietary software, and you may not use it in any capacity outside the Jackson Hewitt system. If we provide software for tax returns other than individual taxpayers, e.g., partnerships, corporations, estates, trusts, you may purchase it or pay us per use. You owe royalties and advertising fees on all returns for all entities other than individual taxpayers that are prepared at the franchised location. We have developed procedures to audit your business records and client files via our bulletin board or Intranet.

Through our tax preparation software, you transmit to us complete tax returns for your customers. The processing system collects data about the number of returns you prepare and the revenue you generate from those tax returns. In addition, you are required by the franchise agreement to send us monthly and annually, via computer, a profit and loss statement. (10.1, 10.2)

Hardware. You must purchase only the computers, modems and printers that meet our specifications or from our approved vendors, if we designate approved or required vendors for any piece of equipment, because your hardware must be able to operate our tax preparation and processing software, transmit tax returns, print bank products checks, and meet our customer service standards. If you purchase computers, modems or printers that do not meet our specifications, or were not purchased from approved vendors if we designated vendors for any particular piece of equipment, we cannot provide technical support if you have problems with our software. Your equipment will meet our specifications if you purchase it from us or our approved suppliers. All computers purchased from us or our approved suppliers are guaranteed for 2 tax seasons.

As our software programs become more sophisticated, it is often necessary to upgrade or supplement hardware and related items. You must upgrade your computers, modems and printers, and purchase any additional equipment we specify to accommodate our software or improve the overall effectiveness and competitiveness of the franchised business.

Maintenance costs range from $200 to $500 per year for processing systems and about $150 per year for tax preparation systems. Upgrade costs vary and range from $400 to $600 per year for the processing system. The tax processing system is generally obsolete after 2 years. Maintenance and upgrade expenses range from 20% to 30% of the original hardware investment.

For the 1998 tax season, we require the following equipment, subject to pricing and availability:

Required Processing System for all Processing Centers: Oasis Intel Pentium P166
Mhz computer with 32 megs of RAM with floppy drive: 3.5", 1.44 MB, with a 2 GB
Hard Disk Drive, a 33.6 bps US Robotics internal fax modem, Keyboard, 8X CD ROM
Internal Drive, 16 bit sound card and speakers, a color monitor, with Windows 95 operating system, a Hewlett Packard Laserjet 5 printer and Dexxa serial mouse.
Optional equipment is a Zip drive for backups, or a larger monitor.

The above-described system is available for purchase from us, and includes the following software already installed: Microsoft Windows 95, Jackson Hewitt
Processing Software from 1995 forward, Windows95 Tutorial on CD ROM, Microsoft
Powerpoint Viewer, Microsoft Word Viewer.

Recommended Tax Preparation System: Intel Pentium or Cyrix Pentium processor,
133 or 166 Mhz computer with 16 MB of RAM (upgradable to 32MB); A: Drive, 3.5"
1.44 MB; 1.2 or 2 GB Hard Disk Drive; color monitor; Windows 95 Operating System and serial mouse.

We are not required to provide or acquire any item of equipment for you.  (14.9)


D. LENGTH OF TIME BEFORE  OPENING.  The typical length of time between signing the franchise  agreement and opening the business to the public varies,  but you must be open for business on January 8 next following the Effective  Date of the franchise  agreement,  and on January 8 of every  subsequent tax season during the term of the franchise agreement.  If you do not open for business by January
8, we can terminate the franchise agreement.  (14.6)

The factors that affect the length of time before you open for business are: the Effective Date of your franchise agreement, the date you attend our training classes, the time of year (proximity to tax season), the length of time to find suitable premises, negotiate lease terms, order and receive your furniture and equipment, and hire and train your employees.

                                     ITEM 12

                                    TERRITORY

Exclusive Territory. We give you an exclusive right, subject to the national account requirements described below, to operate, advertise and promote the franchised business within a specific geographic territory that contains a population of approximately 50,000 (the "Territory"). The Territory is determined by mutual agreement from our available, pre-mapped territories before you sign the franchise agreement, and is described on Schedule A.

Activity Outside the Territory. You may not set up your franchised business or a tax return processing center outside the Territory. You may offer services in your Territory to any person or firm residing outside your Territory, but you may not travel outside your Territory to perform tax preparation or other services authorized by the franchise agreement. You may never solicit another franchisee's customers. You may advertise or promote your business outside your Territory, but if you do, advertising that cannot be limited to your Territory, e.g., television and radio commercials and newspaper ads, must include the addresses and telephone numbers of all Jackson Hewitt locations located within the media market where you are conducting this advertising or promotion. You do not have to pay any compensation to any other franchisee for services performed at your location for customers who reside outside the Territory.

You are solely responsible for selecting a site for your business, but you may not sign a lease for a storefront or for the relocation of your franchised business without our prior approval. We will evaluate any relocation site according to our guidelines. The franchise agreement does not contain the right to acquire additional franchises or any right of first refusal.

National Accounts. If we enter a contract to operate the franchised business at sites provided by a nationwide business enterprise, and one of these sites is located in your Territory, and if you are in full compliance with any franchise agreement or collateral agreement with us, you have a right of first refusal to operate a franchised location at this site. You must notify us in a writing received by us no later than 10 days after receiving notice, if you intend to operate at the national account. If we do not receive notice within 10 days after we notified you, that you will open at the national account, we are free to operate a franchised business at this location, or grant a site-specific license to someone else to operate at this location. If we actually operate, or license a third party to operate in any national account in your Territory because you declined to operate in it, or because you lost the right to operate in it, you no longer have the right to operate in that location during any subsequent tax season. This is the only time during the term of your franchise agreement that we may operate or permit someone else to operate a franchised business within the Territory.

Other than for national accounts described above, we may not operate or grant within your Territory, franchises for others to operate, any tax return preparation business using the Jackson Hewitt Marks. We do not plan to distribute the services offered by this franchise through other channels of distribution but we are free to do so. As of the date of this Offering Circular, we do not offer any services under any other service marks, but we are free to do so.

Continuation of Your Exclusive Territory. You do not have to achieve a specific sales volume, market penetration, or other contingency in order to keep the exclusive right to operate the franchised business in the Territory. However, to execute a new franchise agreement for an additional 5 year term, you must not be in default of any existing franchise agreements, any collateral agreement or note with us, have displayed at your franchised locations, our most current exterior and interior signage and promotional program materials, you must execute a general release of all claims against us, and your Territory must have generated at least 1,000 paid tax returns for the period from January 1 through April 30 in the last year of any existing franchise agreement.

                                     ITEM 13

                                   TRADEMARKS

We authorize you to operate a tax return preparation business, conduct Tax
School, and perform tax-related activities using our Marks. The Marks include those symbols described below, and any others we develop. The following service marks are registered on the Principal Register of the United States Patent and Trademark Office:

             Mark                Registration Date       Registration Number
Jackson Hewitt Tax Service        August 23, 1988            1,501,580

An Affidavit of Continued Use and Affidavits of Incontestability have been filed and accepted for the service marks "Jackson Hewitt Tax Service". We have not registered this service mark in any state.

In addition, we have applied to register the following Marks: the words "Jackson
Hewitt", application 75/235382 filed February 3, 1997; the words "Jackson Hewitt
Tax Service" and design, like that found on the front of this offering circular, application serial number 75/248439 filed February 26, 1997; the Mark "ASAP" with the words "Jackson Hewitt Tax Service", application serial number 75/276674 filed April 18, 1997; the words "ASAP" and "Tax Refunds", application serial number 75/280525 filed April 24, 1997; and the same mark with different colors, application serial number 75/263754 filed March 25, 1997; and the words "Refer A
Friend", application serial number 75/293434.

The above Marks are our sole property, and you acquire no rights by using them in your franchised business. All goodwill associated with the Marks belongs to us, and when your franchise agreement is terminated or expires, you are not entitled to receive from us, any compensation for goodwill associated with your use of our Marks.

There are presently no effective determinations by the United States Patent and Trademark Office, Trademark Trial and Appeal Board, any state trademark administrator or any court, any pending infringement, opposition or cancellation proceeding or any pending material litigation involving our Marks, or any other commercial symbol, which are relevant to their use anywhere in the country. We know of no infringing use which could materially affect our right to license or your right to use the Marks. In addition, there are no agreements which limit our right to use or license the use of any Mark which is material to our franchise system.

You must use the Marks in full compliance with rules that we prescribe. You may not use the Marks as part of your corporate name, or with any prefix, suffix or other modifying words, terms, symbols or designs. Our Marks may not be used in conjunction with the sale of any unauthorized product or service.

You must notify us immediately of any infringement or challenge to our use of the Marks, and we have the sole right to take whatever action we decide is appropriate. You must assist us, at our expense and request, in taking any action we decide is necessary to stop any infringement. You may not take any action on our behalf without our prior written permission. If we engage in litigation or any action to protect our Marks, you must execute any documents and take any action that we and our attorneys believe is reasonably necessary to protect our rights in the Marks. We do not have to take any action relating to the Marks, or to indemnify you for any costs and expenses you may incur because of your use of the Marks.

We may, in our sole discretion, select one or more new or modified Marks for use in the franchised business, which you must adopt and use. Any expenses you incur resulting from such a change, e.g., replacing signs, stationery, or advertising material, are your sole responsibility.

                                     ITEM 14

                 PATENTS, COPYRIGHTS AND PROPRIETARY INFORMATION

We do not own any patents. We claim a copyright in our customized tax preparation software, processing software, receipt journal software, our Manual, our training scripts, video productions, and radio and television commercials, which you may use during the term of the franchise agreement. We did not file our claim of copyright with the Library of Congress to preserve the confidentiality of these items, especially the source codes for our software.
Our tax preparation, processing software, business methods and operating methods are trade secrets.

                                     ITEM 15

                OBLIGATION TO PARTICIPATE IN THE ACTUAL OPERATION
                           OF THE FRANCHISED BUSINESS

Your franchised business must be supervised either by you or an "on premises" manager we have approved, and who has completed our required training programs to our satisfaction. We may subsequently disapprove your manager at any time, for reasons that we, in our sole discretion, determine, and you must select another manager for our approval. If you are the designated manager, we may also disapprove you, and you must select another manager for our approval.

Before you hire your manager, you must give us a written request for approval that contains all the information we require about the manager's character, financial and business background.

Your manager cannot have an interest or business relationship with any of our competitors, and must agree in writing to maintain the confidentiality of our trade secrets, and must agree to be bound by the covenant not to compete found in paragraph 22 of the franchise agreement.

                                     ITEM 16

                        RESTRICTIONS ON WHAT YOU MAY SELL


Authorized Services. You may offer at your franchised business, only the services we authorize, and we may add additional authorized services that you must offer, and discontinue any services we presently offer. If you are thinking about offering additional services as part of your franchised business, you must get our prior written approval before doing so. This restriction is for your benefit. We have considerable experience in the tax preparation business, and may have already tested and rejected the idea you propose. Therefore, in addition to being a requirement, getting our prior written approval may save you from unproductive, and possibly harmful activities.


Competing Services. While you are our franchisee, or a partner or shareholder of any franchisee, you may not have any interest in any business that is the same as or similar to the franchised business, unless you have made a written disclosure of this interest when you applied for a franchise, we give you written permission to keep this interest, and you acquire no other interest in a competing business.

Tax Preparation Software. You may not offer any tax preparation services that do not use our customized tax preparation software, or any other software, unless you get our prior written permission. You may not install any other tax return preparation software on any computer located at the franchised business without our prior written permission.


Bank Products. If we provide you with access to Bank Products, you may only offer Bank Products through the Jackson Hewitt system and through the banks we designate. You may not offer Bank Products from any other source.

Charges to Persons Who Are Disqualified by IRS for a Bank Product. Some Bank
Product customers will not qualify for a loan because they owe past due taxes, child support payments, student loans and other payments collected by the IRS or past due loans collected by the Bank Product lender, via the refund, or denied a Bank Product by the lender for creditworthiness. In these cases, you will not receive your tax preparation fees from the Bank Product proceeds, and any refunded amount will be sent directly to the taxpayer. You may not collect any tax preparation fees and any Bank Product fees from any customer whose request for a Bank Product has been denied; you must provide these customers with a free copy of their tax return.


Electronic Filing.

         Only Through Jackson Hewitt. You must only file returns electronically through the Jackson Hewitt System. You may not provide electronic filing through any other vendor.

         Returns You Have Prepared. You may not charge an electronic filing fee to any customer for whom you prepared a return; you may only charge and collect the tax preparation fee. We have developed this policy to enhance the reputation of the Jackson Hewitt Tax Service system in the eyes of the public and to exceed our competition.

         Returns Prepared By Customer or By Another Tax Preparer. If a customer brings you a completed tax return for electronic filing, you must put the tax return through our tax preparation software before you file it. You may not charge these customers for tax preparation, but only for electronic filing. We believe that your business reputation will be enhanced when this customer sees the results of our tax preparation software, particularly if our software detects a mistake, and the customer gets a larger refund than originally expected.

Approved Equipment, Supplies, Signage, Advertising. To enhance the uniformity and competitiveness of the franchised system, you may only use the computer hardware, software, furniture, equipment, interior and exterior signs, business stationery, cards, marketing and promotional material that we have approved in advance in writing. You cannot conduct any advertising or use our Marks in any way, including the development of any Internet Web Site or Home Page, that we have not approved in writing in advance.

Customer Service. You must follow all the rules, procedures and specifications that are designed to provide our customers with excellent customer service, and maintain the integrity and uniformity of the services offered under the Marks.

Minimum Hours.

         Storefront.  A storefront location must be open the following hours:

                  January 8 through  April 15. You must be open 9 a.m. to 9 p.m.
Monday through Friday, and from 9 a.m. until 5 p.m. on Saturday. You are free to open any additional days or hours as needed.

                  Specific Sundays. In addition to the above, you must also be open from noon until the later of: 5 p.m. or after the last customer has been served, on the last 2 Sundays in January and the first 2 Sundays in February.

                  April 16 through January 7. You must be open at least one day each week for 8 consecutive hours that fall anytime between 9 a.m. and 9 p.m.

         Montgomery Ward and Wal-Mart or Other National Account. If you operate your franchised business from a Montgomery Ward or Wal-Mart store or in any other national account, you must be open the same number of hours as a storefront unless your store manager requires longer hours.

Tax School. After your first tax season, you must conduct annually, a 12-week fall Tax School that meets our specifications using only the materials that we specify. Before your first tax season, you must conduct either a 12-week Tax
School or such other Tax School that meets our specifications.

Protection of Trade Secrets.

         Covenant Not to Release Trade Secrets. You must not communicate, directly or indirectly, or otherwise divulge or use our proprietary trade secrets, knowledge or know-how, or use them in any way outside the franchised business.

         Covenant Not to Solicit. For a period of 24 months after you leave the franchise system for any reason, you must not solicit anyone who was a Jackson
Hewitt customer at any location, within the 2 year period before your franchise agreement terminated or expired.

         Post-Termination Covenant Not to Compete. For a period of 24 months after your franchise agreement terminates or expires for any reason, you may not have any interest in any business that is the same or similar to the franchised business unless you have excluded your pre-existing tax clients from the franchised business by complying with paragraph 6.3 of the franchise agreement.

         Covenants For Your Employees. To the extent permitted by law, you must secure covenants from your employees in which they agree not to work for a similar business for a period of one year after they stop working for you. You must also secure from your management employees, an agreement in which they promise not to disclose our trade secrets.


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                                    ITEM 17


             RENEWAL, TERMINATION, TRANSFER AND DISPUTE RESOLUTION

====================================================================================================================================
                                            SECTION IN
                                            FRANCHISE
                  PROVISION                 AGREEMENT                                            SUMMARY
====================================================================================================================================
a.  Term of the Franchise                   3.1                       Term is 5 years.

b.  Renewal or Extension of Term            3.2, 11.1 - 11.3          If you  prepared  at least 1,000 paid tax  returns  from
                                                                      January 1 through April 30 in the last year of your  existing franchise  agreement,  and you are in full  compliance  with all terms  and  conditions  of any  franchise agreement  and any  collateral  agreement  or  note  with  us,  and you are displaying our  then-current  signage and advertising
                                                                      campaign  materials, you may sign our  then-current  franchise agreement for a 5 year term. You must return your new
                                                                      franchise  agreement to us within 30 days of the date we  send it to  you  or  your  franchise  agreement  will  expire  on the expiration date.

c.  Renewal or Extension Requirement        11.1 - 11.3               Give us notice  not more than 12  months or less than 6 months before  the expiration date, sign a new agreement, and release all claims against us.

d.  Termination by You                      24.1                      You  can  terminate  the  franchise  if we are  in  default of a  material provision,  you give us  written  notice,  and we do not cure this  default within 30 days after receiving written notice.

e.  Termination by Us Without Cause         none                      We can only terminate for cause.

f.  Termination by Us with Cause            24.2

g.  "Cause" Defined - Defaults              24.2(w) - (ee)            You do not pay any overdue monies or file missing gross
       which can be Cured                                             volume reports within 5 days; you do not close a location
                                                                      outside  your  Territory  or cease soliciting another
                                                                      franchisee's customers within 3 days; you commit acts that reflect poorly on the goodwill of our system, and you do not cure this within 5 days; you do not comply with any other
                                                                      provision, specification, standard, law, and you do not cure within 10 days; you do not open for required minimum hours within 1 day during the tax season or within 5 days during the off season; you fail to display our then-current, approved lighted exterior sign within 5 days after notice; you fail to send us receipts for any unreported returns and pay any fees on unreported gross volume within 5 days.

h.  "Cause" Defined - Defaults              24.2(a) - 24.2(v)         Discontinuation of franchised business or the franchise
     relation for more which cannot be                                than 2 consecutive days during the tax season or 2 consecutive
     Cured                                                            weeks during the off-season; you underreport your gross volume by more than 2% or 2 or more occasions; failure to open by
                                                                      January 8; failure to cooperate with any audit;

                                                                      insolvency or bankruptcy; a national account asks you to leave their location; abandonment of the franchised business;
                                                                      material misrepresentation on application; unapproved
                                                                      transfer; felony conviction; underreporting of revenue; your telephone number is disconnected more than 48 hours or you fail to have an operating phone on the day specified in
                                                                      paragraph 14.6; bankruptcy; failure to complete training
                                                                      successfully; failure to cooperate fully with an audit;
                                                                      failure to open within required time; you conduct any
                                                                      unapproved advertising in another franchisee's territory;
                                                                      you conduct any unapproved advertising anywhere more than
                                                                      1 time; you violate any of the covenants in paragraphs
                                                                      14.20, 21, 22 and 23; uncured or incurable default of
                                                                      ancillary agreement with us or with a third party; failure to file required reports more than 3 times during any 1 year;
                                                                      failure to comply with any one or more provisions of
                                                                      franchise agreement 3 times within one year; breach of
                                                                      agreement related to the franchised business with any
                                                                      third party; violation of covenant to protect our trade
                                                                      secrets; failure to qualify for or retain an EFIN for
                                                                      any of your locations; failure to close any location
                                                                      operated outside your territory within 3 days; failure to
                                                                      pay any promissory note; default of national account
                                                                      agreement, failure to hold Tax School; or, failure to
                                                                      notify us for a new franchise agreement.

i.  Your Obligations Upon Termination       24.3                      Pay all money owed to us and to third parties; return all
    or Nonrenewal                                                     trade secret information; return all client files; remove all signs and anything with our service marks; transfer telephone numbers to us; stop using our Marks; and, comply with all
                                                                      post-term covenants.

j.  Assignment by Us                        26.1                      We may freely assign.

k.  "Transfer" by You Defined               26.2, 27, 28 & 29         Includes transfer of ownership.

l.  Our Approval of a Transfer by You       25 - 29                   We must approve all transfers.

m.  Conditions for Our Approval of Transfer 25 - 29                   We approve  transferee.  You fully  comply with all
                                                                      agreements  with us or with any third  party for any  program we arrange or  sponsor.  You pay the transfer fee.  Transferee signs our then-current  franchise  agreement and completes
                                                                      training  to  our  satisfaction.   You  guarantee
                                                                      transferee's obligations, and you sign release.

n.  Our Right of First Refusal to Acquire   30                        We or our designee can match any offer for your business.
    Your Business

o.  Our Option to Purchase Your Business    none

p.  Your Death or Disability                31                        The  franchise  agreement  terminates 30 days after your death
                                                                      or permanent disability   unless  within  that  time  we  are
                                                                      notified  of  a  proposed transferee.  Your  guardian  or
                                                                      personal  representative  has 150  days to transfer once we approve the transferee.

q.  Non-Competition Covenants During the    14.20,23                  No interest in a competing business anywhere. You may retain
    Term of the Franchise                                             an interest in an existing competing business only if you
                                                                      notify us in writing  when  you  first  contact  us,  and we approve  it.  You  may not solicit or hire any of our
                                                                      employees.


r. Non-Competition Covenants                19,20,21,22,23            You may not compete or have any interest in a competing
                                                                      business within the Territory or within an area within 10
                                                                      miles outside the boundary of the Territory for a period of 24 months. We may transfer this covenant to any transferee.



                                                                      You may not solicit any of our customers or solicit or hire any of our employees for a period of 24 months after
                                                                      termination or expiration of the franchise agreement.


                                                                      You may not solicit any of our employees for 24 months after the termination or expiration of the franchise agreement.

s.  Modification of Agreement               33.11                     No modifications generally, but Manual is subject to change.

t.  Integration/Merge Clause                33.11                     Only the terms of the  franchise  agreement  are binding
                                                                      (subject to state law).  Any other promises are not
                                                                      enforceable.

u.  Dispute Resolution by Arbitration       33.3                      Required in some cases.
    or Mediation

v.  Choice of Forum                         33.2 and 33.3             Litigation must be in Virginia.


w.  Choice of Law                           33.1                      Virginia law applies.



These states have statutes which may supersede the franchise agreement in your relationship with the franchiser including the areas of termination and renewal of your franchise: ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e et seq.], DELAWARE [Code, tit.], HAWAII [Rev. Stat. Section 482E-1], ILLINOIS [Rev. Stat. Chapter 121 1/2 par 1719-1720], INDIANA [Stat. Section 23-2-2.7], IOWA [Code Sections 523H.1-523H.17], MICHIGAN [Stat. Section
19.854(27)], MINNESOTA [Stat. Section 80C.14], MISSISSIPPI [Code Section 75-24-51], MISSOURI [Stat. Section 407.400], NEBRASKA [Rev. Stat. Section 87-401], NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws
Section  37-5A-51],  VIRGINIA [Code  13.1-557-574-13.1-564],  WASHINGTON  [Code
Section 19.100.180], WISCONSIN [Stat. Section 135.03]. These and other states may have court decisions which may supersede the franchise agreement in your relationship with the franchiser including the areas of termination and renewal of your franchise.

                                    ITEM 18

                        ARRANGEMENTS WITH PUBLIC FIGURES

We do not use any public figure to promote our franchises. We may choose a public figure to endorse or promote the franchise, but you may not use any public figure or anyone else to promote or endorse your franchise business without our prior written permission.

                                    ITEM 19

                                    EARNINGS

We discuss average earnings per store in Exhibit G.

                                    ITEM 20

                                LIST OF OUTLETS

Our list of outlets as of Fiscal year end April 30, 1997 is in Exhibit F. Immediately following the list of outlets is a list of the names and last known home addresses and telephone numbers of every franchisee who has had an outlet terminated, cancelled or not renewed or otherwise voluntarily or involuntarily ceased to do business under the franchise agreement during the most recently completed fiscal year or who has not communicated with us within 10 weeks of the application date.







                [Remainder of page is intentionally left blank.]

================================================================================
                              FRANCHISED LOCATIONS
                              STORE STATUS SUMMARY
                            FOR YEARS 1997/1996/1995
================================================================================

                                                                                                                          UNITS
                                                                 REACQUIRED          LEFT THE           TOTAL         OPERATING
                             CANCELLED OR          NOT               BY              SYSTEM          FROM LEFT          AT YEAR
STATE       TRANSFERS        TERMINATED          RENEWED         FRANCHISER           OTHER          COLUMNS (2)           END
-----       ---------        ----------          -------         ----------           -----          -----------           ---
AL              0/0/0             1/0/0            0/0/0             0/0/0             0/1/1            1/1/1             24/8/7
AK              1/0/0             1/0/0            0/0/0             0/0/1             0/0/0            2/0/1              0/3/0
AR              0/0/0             0/0/0            0/0/0             0/0/0             0/0/2            0/0/2            31/22/5
AZ              2/0/0             6/0/0            0/0/0             0/0/0             0/0/0            8/0/0            18/20/0
CA              9/2/0             0/8/0            0/0/0             0/5/0             0/2/6            9/17/6          46/65/52
CO              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0           18/15/14
CT              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0              8/3/2
DE              0/2/0             0/0/0            0/0/0             0/0/0             0/0/0            0/2/0            10/12/4
FL              2/2/0             0/2/0            0/0/0             0/3/2             0/0/6            2/7/8         116/100/90
GA              3/0/0             0/3/1            0/0/0             0/3/0             0/0/3            3/6/4           48/26/17
IL              4/2/0             0/8/4            0/0/0             0/8/3             0/0/2            4/18/9         133/120/76
IN              0/4/4             0/1/0            0/0/0             0/1/0             0/1/0            0/7/4           21/27/14
KS              3/0/0             0/0/0            0/0/0             0/0/0             0/0/0            3/0/0              8/6/7
KY              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0              7/4/2
LA              0/2/0             0/0/0            0/0/0             0/4/0             0/0/2            0/6/2           55/26/18
ME              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0              1/1/1
MD              4/2/0             4/0/0            0/0/0             2/0/0             0/0/0            10/2/0          68/67/42
MA              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0              4/4/2
MI              0/1/1             0/4/1            0/1/0             0/4/0             0/0/0            0/10/2          35/37/19
MN              0/0/1             0/0/0            0/0/0             0/0/0             0/0/0            0/0/2             11/4/1
MS              0/0/0             0/0/0            0/0/0             0/0/1             0/0/0            0/0/1            15/11/6
MO              1/0/0             0/3/0            0/0/0             0/0/0             0/0/0            1/3/0           24/24/15
NE              0/0/0             0/1/0            0/0/0             0/0/0             0/0/0            0/1/0              1/2/0
NH              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0              3/1/1
NJ              3/0/0             0/0/0            0/0/0             0/0/0             0/0/0            3/0/0            17/16/9
NM              2/0/0             0/0/0            0/0/0             0/0/0             0/0/0            2/0/0              6/6/3
NY              4/0/0             0/4/2            0/0/0             0/0/2             0/0/2            4/4/6           83/69/49
NC              2/0/0             0/0/0            0/0/0             0/0/0             0/0/0            2/0/0           59/42/33
NV              0/0/0             4/0/0            0/0/0             0/0/0             0/0/0            4/0/0              9/9/0
OH              0/0/0             0/2/0            0/0/0             0/0/0             0/0/0            0/2/0           26/19/12
OK              0/0/0             0/1/0            0/0/0             0/0/0             0/0/0            0/1/0             12/3/1
OR              1/1/0             8/0/0            0/0/0             0/0/0             0/0/0            9/1/0            7/15/10
PA              0/0/0             0/0/0            0/0/0             0/4/0             0/0/3            0/4/3           53/32/13
RI              0/0/0             1/0/0            0/0/0             0/0/0             0/0/0            1/0/0              0/1/0
SC              1/0/0             1/1/0            0/0/0             0/1/0             0/0/0            2/2/0           29/17/12
SD              0/0/0             1/0/0            0/0/0             0/0/0             0/0/0            1/0/0              0/1/0
TN              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            1/0/0            9/13/13
TX              13/5/2            0/9/0            0/0/0             0/10/0            0/0/6            13/24/8        126/95/77
UT              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0              6/7/7
VA              14/0/3            0/4/0            0/0/0             10/2/1            0/0/0            24/6/4         126/98/84
DC              0/1/0             0/0/0            0/0/0             0/0/0             0/0/0            0/1/0              5/1/0
WA              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0              4/1/0
WV              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0              3/2/3
WI              0/0/0             0/0/0            0/0/0             0/0/0             0/0/0            0/0/0              9/5/4
WY              0/0/0             0/2/0            0/0/0             0/2/0             0/0/0            0/4/0              2/2/0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL           69/24/11          27/53/8          0/1/0             12/38/10          0/4/33       108/129/63     1296/1062/725


================================================================================
                         STATUS OF COMPANY OWNED STORES
                            FOR YEARS 1997/1996/1995
================================================================================

                      STORES CLOSED                  STORES OPENED                     TOTAL STORES
STATE                  DURING YEAR                     DURING YEAR              OPERATING AT YEAR END
-----                  -----------                     -----------              ---------------------
Alaska                     2/0/0                              0/3/0                             0/3/0
Alabama                    0/0/0                              2/0/0                             0/0/0
Arizona                    1/0/0                              0/0/7                             7/0/8
Arkansas                   1/5/0                              0/0/0                             3/5/0
California                 16/0/0                             0/7/0                            8/23/0
Colorado                   0/0/0                              2/0/0                             0/0/1
Connecticut                0/0/0                              0/0/0                             0/0/0
Delaware                   1/0/0                              0/0/2                             0/1/2
Florida                    1/0/0                              0/1/4                             0/7/4
Georgia                    5/0/0                              0/1/6                             3/7/6
Idaho                      1/0/0                              0/1/0                             0/1/0
Illinois                   1/0/0                              0/0/9                            2/3/13
Indiana                    0/0/0                              1/3/0                             3/3/0
Kansas                     2/0/0                              0/1/0                             0/3/1
Maryland                   3/0/0                              0/0/0                             2/5/5
Massachusetts              2/0/0                              0/3/0                             4/6/3
Michigan                   1/0/0                              0/0/0                             2/2/5
Minnesota                  5/0/0                              0/0/3                             0/5/7
Mississippi                0/0/0                              2/1/0                             3/1/0
Missouri                   0/0/0                              0/0/1                             1/1/1
Nevada                     0/0/0                              5/0/0                             0/0/0
New Jersey                 2/0/0                              0/0/0                             0/2/0
New York                   6/0/0                              0/1/7                           1/10/18
North Carolina             0/0/0                              0/0/0                             1/1/1
Ohio                       1/0/0                              0/0/0                             1/2/2
Oklahoma                   0/0/0                              3/1/0                             0/1/0
Oregon                     0/0/0                              3/0/0                             0/1/4
Pennsylvania               18/0/0                             0/0/0                            20/0/9
Rhode Island               0/0/0                              0/1/0                             0/2/0
South Carolina             3/0/0                              0/1/0                             0/3/0
Texas                      4/0/0                              0/1/0                          14/19/17
Virginia                   4/0/0                              0/1/0                            1/6/10
Washington DC              1/0/0                              0/0/0                             0/1/1
-----------------------------------------------------------------------------------------------------
Total                      81/15/0                            18/27/39                     76/145/137


================================================================================
                               PROJECTED OPENINGS
                              AS OF APRIL 30, 1997
================================================================================

                        FRANCHISE                      PROJECTED                                 PROJECTED
                        AGREEMENTS                     FRANCHISED                                COMPANY OWNED
                        SIGNED BUT                     NEW STORES FOR                            OPENINGS IN
STATE                  STORE NOT OPEN                  TAX SEASON 1998                           TAX SEASON 1998
-----                  --------------                  ---------------                           ---------------
Alabama                    0                                    7                                   8
Alaska                     0                                    0                                   0
Arizona                    0                                    9                                   3
Arkansas                   0                                    8                                   2
California                 3                                   15                                   4
Colorado                   1                                    6                                   0
Connecticut                0                                    5                                   0
Delaware                   0                                    0                                   0
Washington DC              0                                    2                                   0
Florida                    4                                   10                                  10
Georgia                    0                                   15                                   6
Hawaii                     0                                    0                                   0
Idaho                      0                                    0                                   0
Illinois                   2                                   20                                   0
Indiana                    0                                    5                                   0
Iowa                       0                                    0                                   0
Kansas                     1                                    5                                   4
Kentucky                   1                                    5                                   0
Louisiana                  3                                    5                                   2
Maine                      0                                    1                                   0
Maryland                   5                                    5                                   0
Massachusetts              0                                    3                                   0
Michigan                   0                                    5                                   3
Minnesota                  0                                    5                                   0
Mississippi                0                                    2                                   4
Missouri                   0                                    6                                   3
Montana                    0                                    0                                   0
Nebraska                   0                                    2                                   0
Nevada                     0                                    2                                   6
New Hampshire              0                                    0                                   0
New Jersey                 0                                   10                                   0
New Mexico                 0                                    2                                   0
New York                   1                                   10                                   0
North Carolina             0                                    5                                   3
North Dakota               0                                    0                                   0
Ohio                       3                                    7                                   0
Oklahoma                   0                                    6                                   0
Oregon                     1                                    4                                   0
Pennsylvania               0                                    9                                   0
Rhode Island               0                                    2                                   0
South Carolina             0                                    3                                   5
South Dakota               0                                    5                                   0
Tennessee                  1                                   10                                  10
Texas                      4                                    5                                   8
Utah                       0                                    5                                   0
Vermont                    0                                    0                                   0
Virginia                   2                                    6                                   4
Washington                 0                                    4                                   0
West Virginia              0                                    1                                   0
Wisconsin                  0                                    1                                   0
Wyoming                    0                                    2                                   0
-----------------------------------------------------------------------------------------------------
Total                      32                                 245                                  85


                                    ITEM 21

                              FINANCIAL STATEMENTS

Exhibit H contains our audited financial statements for the periods ending April 30, 1997 and April 30, 1996.


                                    ITEM 22

                                   CONTRACTS

Franchise Agreement & Schedules                      Exhibit A

Promissory Note                                      Exhibit B

Security Agreement                                   Exhibit C

Confidential Application                             Exhibit D

Sample RAL Joinder                                   Exhibit J

Sample Purchase and Sale Agreement                   Exhibit K



                                    ITEM 23

                                    RECEIPT

Our Acknowledgment of Receipt of a Completed Franchise Agreement and Related Documents is attached as Exhibit N. You must sign it at least 5 business days before you sign any franchise agreement.

Our Receipt of Offering Circular is attached as Exhibit O. You must fill it in and sign it at least 10 business days before you sign the franchise agreement, sign any other binding agreement or pay us any money or sign any note. We will not accept your application unless you have provided us the Acknowledgment of Receipt specified in this Item.

                           JACKSON HEWITT TAX SERVICE
                               FRANCHISE AGREEMENT



                               Jackson Hewitt Inc.

                                    EXHIBIT A

                               FRANCHISE AGREEMENT

                                TABLE OF CONTENTS

   Paragraph       Heading                                                 Page

                   Definitions                                              1
      1.           Introduction                                             2
      2.           Grant of Franchise                                       2
      3.           Term of the Agreement                                    3
      4.           Territory                                                3
      5.           Initial Franchise Fee                                    4
      6.           Royalty Fees                                             4
      7.           Advertising and Marketing                                4
      8.           Telephone Numbers and                                    5
                      Telephone Book Advertising
      9.           Other Fees                                               5
     10.           Operating Assistance                                     6
     11.           New Franchise Agreement                                  7
     12.           Training                                                 8
     13.           Confidential Operating Manual                            9
     14.           Operating Requirements                                   9
     15.           Service Marks                                           12
     16.           Records and Financial Reports                           13
     17.           Audits and Inspections                                  13
     18.           Insurance                                               13
     19.           Covenant Not to Compete                                 14
     20.           Covenant Not to Solicit Our Customers                   14
     21.           Covenant to Protect Trade Secrets                       15
     22.           Covenants for Your Employees                            15
     23.           Covenant Against Recruiting or Hiring our Employees     15
     24.           Termination                                             15
     25.           Stock Restrictions                                      18
     26.           Assignment Generally                                    18
     27.           Assignment to a Corporation                             18
     28.           Transfer Without Change of                              18
                      Effective Control
     29.           Transfer of Effective Control                           18
     30.           Right of First Refusal                                  19
     31.           Death or Disability                                     19
     32.           Indemnification                                         20
     33.           Contract Interpretation and                             20
                      Enforcement

                    Guaranty
                    Schedule A - Territory
                    Schedule B - The Franchisee
                    Schedule C - Special Stipulations
                    Schedule D - Election to Exclude Pre-Existing Clients Schedule E - Special Stipulation - Montgomery Ward Schedule F - Special Stipulation - Wal-Mart Seasonal

This Franchise Agreement (the "Agreement") is entered into by Jackson Hewitt Inc. and

DEFINITIONS. Words and phrases used frequently in this Agreement will have the meaning indicated:

"Accelerated Check Refund" or "ACR" means a faster method of getting a taxpayer's refund without a loan, utilizing direct deposit and electronic filing.

"ACH" means Automated Clearinghouse, a means of payment in which you authorize us to debit monies from your account to ours, or you authorize a third party holding monies due you, to send the monies directly to our account instead of yours.

"Agreement" or "Franchise Agreement" means this document, all its attachments, exhibits, stipulations and schedules and modifications, whenever made.

"Bank Products" means Refund Anticipation Loans or Accelerated Check Refunds.

"collateral agreements" means any and all agreements with us, including, but not limited to, any other franchise agreements with us, any notes, or any other agreements with us or with any third party for any program we sponsor or arrange.

"competing tax business" means any tax return preparation business that offers services the same as or similar to those offered by us, including but not limited to the following: income tax return preparation, electronic filing, refund anticipation loans, accelerated refunds through electronic filing and direct deposit, tax advice, or Tax School.

"Effective Date" means the date inserted by us on the space so designated on the Signature Page of this Agreement.

"EFIN" means the Electronic Filing Identification Number required by the IRS for each electronic filer for each separate location.

"franchisee" means the individual, partnership or corporation inserted in the space above and on Schedule B.

"franchised business" means the tax return preparation business operated under this Agreement.


"Gross Volume of Business" means the total amount of all revenues generated from the tax business, as defined in this Agreement, arising from tax return preparation, including returns for entities other than individual taxpayers, Bank Products fees, past year returns, electronic transmission only returns, electronic filing, Tax School and tax-related activities (whether in the form of performance incentives, cash, checks, credit cards, or other consideration) excluding only discounts you allow and taxes you are required by law to collect and pay and whether such business is conducted in compliance with or in violation of the terms of this Agreement.

"guarantor" means any person we require to sign the Guaranty of Franchisee's Undertakings found after this Agreement.

"location"  means the site of your franchised business.

"Manual" means our confidential Jackson Hewitt Electronic Manual to which we provide access during the term of this Agreement, that contains the required policies and procedures for the operation of the franchised business, and includes all supplemental bulletins, memoranda and revisions.

"Marks" means the words "Jackson Hewitt", "Jackson Hewitt Tax Service", "Superfast Refund Anticipation Loans" and design, "Refer A Friend", and any design incorporating these words, and any other words or symbols currently used, or to be developed in the future by us for use in connection with the Jackson Hewitt Tax Service business.

"off season" means the period beginning on April 16 or the next business day if April 15 is a weekend or federal holiday and ending on January 7.

"Offering Circular" means the franchise offering circular of which this Agreement is part, and any Exhibits.

"pre-existing client" means any clients for whom you prepared tax returns before you joined Jackson Hewitt, and for whom you have paid us a fee of $5.00 per client to exclude from the royalty and advertising fees. "Pre-existing clients" does not include any tax clients you purchase from anyone besides us during the period from when you first considered this investment to the date the client list is submitted to us. Pre-existing clients also do not include any clients purchased from anyone during the term of this Agreement.

"processing center" means the site at which you error check, print and transmit tax returns.

"Refund Anticipation Loan" or "RAL" means a bank loan secured by a taxpayer's tax refund.

"system" means the nationwide network of company-owned and franchised locations that operate tax return preparation offices under the name Jackson Hewitt Tax Service.

"tax business" means any existing business which you own or control, and which earns revenue from income tax return preparation, including entities other than individual taxpayers, transmit only services, electronic filing, Bank Products, Tax School and related activities, and/or any Jackson Hewitt business operated according to this Agreement.

"tax season" means the period beginning on January 8 and ending on April 15, or the next business day if April 15 is a weekend or federal holiday.

"Tax School" means the tax preparation course required to be given each fall by each franchisee, and which complies with all our specifications.

"Territory" means the areas listed on Schedule A in which you may operate the franchised business.

"we", "us" or "our"  means Jackson Hewitt Inc., the franchiser.

"you" or "your" means the franchisee named above, its shareholders or partners, and guarantors.

1.  INTRODUCTION

We have developed a plan and a system for preparing, checking and electronically filing personal income tax returns using our custom-designed Hewtax software, accounting methods, merchandising, equipment selection, advertising, sales and promotional techniques, personnel training and quality standards that prominently feature the Marks.

We may offer or license different services, discontinue services, modify or add new services under the Marks, utilize new or modified business methods, and change the Marks or develop new or modified ones.

You have applied to us for a franchise to operate an income tax return preparation business using our name, Marks and business methods. We have approved your application in reliance upon all of the representations made in your application, including those about your financial resources and the manner in which you propose to own and operate the franchised business. This Agreement is personal to you and may not be transferred without our prior written approval.

You acknowledge that you have read this Agreement and our Offering Circular and that you have been given the opportunity to clarify any provision that you do not understand. The terms, conditions, and promises contained in this Agreement are necessary to maintain our high standards of customer service, and to maintain the uniformity of those standards at all locations.

You acknowledge that in the franchised business, complete and detailed uniformity may not be practical, and you agree that, in our sole discretion, and as we may deem in the best interests of all concerned in any specific instance, we may vary standards for any particular franchisee to accommodate the peculiarities of a particular Territory, including, but not limited to, population density, business potential, existing business practices in the community, or any other conditions we decide are important to the successful operation of your business. You have no recourse against us if, because of any of the above-described considerations, we apply different standards to you, or if we do not permit you to follow practices and procedures permitted another franchisee.

2.  GRANT OF FRANCHISE

2.1. Grant. Subject to the terms and conditions of this Agreement, we grant to you the exclusive right, subject to paragraph 2.4, below, to operate an income tax return preparation business, and a license to use the Marks and our proprietary business methods and software in the operation of that business within the Territory described on Schedule A.

You expressly acknowledge and agree that we may operate or grant to others the right to operate franchised businesses at any location anywhere outside the Territory described in Schedule A. We specifically reserve all rights not expressly granted in this Agreement, including the right to sell our software, or our other products and services through any means of distribution or through different service marks not specifically prohibited by this Agreement.

2.2. Nature of Relationship. You acknowledge that this Agreement grants you a license to use our Marks and our operating system. You acknowledge that we do not have any right to share any of the profits of your business since you are an independent contractor, and you are not our joint venturer, partner, agent or employee. We also do not share in your losses.

2.3. Approval of and Change of Location. You are responsible for selecting a site for the franchised business, but you may only open for business after we have approved your site. Our approval of any location is not a guaranty or warranty that your new location will be profitable. You may not relocate your franchised business to a new address within the Territory without our prior written consent. Our consent will not be withheld unreasonably, but instead will be based on our criteria and guidelines.

2.4. First Refusal - National Accounts. If we secure the right to operate franchised locations in a national account site in the Territory, and you are in full compliance with all franchise agreements, any note, or any collateral agreements with us, or with any program we arrange or sponsor, we will advise you of this opportunity. Only we may establish a national account. Unless otherwise specified in any schedule, or national account agreement, you have 10 days to give us written notice that you will operate in the national account. If we do not receive notice within the time described above, that you will operate the franchised business in the office of any national account that is located within your Territory, we can operate or grant a site-specific license to a third party to operate, the franchised business at that national account. We can also operate or grant a site-specific license to a third party to operate the franchised business in a national account location in the Territory if you are in default of any agreement with us for a national account, or if a national account has asked us to replace you with a different operator because you are not meeting their customer service standards, or because you are in violation of any agreement or Manual provision that provides operating standards for the national account and, as a result, we do not offer you the opportunity to operate the franchised business from a national account location.

If under this provision, we actually operate for our own account, or license a third party to operate for their account, the franchised business in any national account location in your Territory, you no longer have the right to operate in that national account location for any subsequent tax season.

3.  TERM OF THE AGREEMENT

3.1. Term. The term of this Agreement is five (5) years beginning on the Effective Date.

3.2. New Franchise Agreement. If at the end of the term of this Agreement, you elect to execute a new franchise agreement, and have met the criteria contained in paragraph 11 of this Agreement, we will permit you to execute a new Franchise Agreement for another five (5) year term, without payment of an initial franchise fee.

4.  TERRITORY

4.1. Your Territory. The area within which you may operate your franchised business is described on Schedule A to this Agreement. We may operate the franchised business or license third parties to operate the franchised business at any location outside the Territory. We may operate any business similar to the franchised business under different service marks or through any other means of distribution other than the Jackson Hewitt Tax Service system in your Territory.

4.2. Competition. We will not operate or grant a Jackson Hewitt franchise to anyone else within your Territory unless you elect not to participate in any national account program, or you lose the right to operate in the national account as described in paragraph 2.4, above, or you are not given this opportunity because you are not in full compliance with all franchise agreements, or collateral agreements with us, or with any program we arrange or sponsor. We may also operate or permit a third party to operate in your Territory if it is necessary to replace you in any national account as provided in paragraph 2.4, above.

4.3. Business Outside the Territory. You are not permitted to locate your franchised business office or processing center at any location outside the Territory. You may perform the authorized services in your Territory for customers who reside outside the Territory, but you may not travel outside your Territory to perform tax preparation or other services authorized by this Agreement. You may not solicit another franchisee's customers.

4.4. Advertising Outside Your Territory. You may advertise your franchised business in any media of general distribution where such advertising cannot be limited to the Territory. If you advertise or market your franchised business outside your Territory, all such advertising and marketing must contain the addresses and telephone numbers of all franchised offices located, as determined by us, in your media market. You may not solicit another franchisee's customers by telephone or mail.

4.5. Additional Purchases. We are under no obligation to permit you to purchase another Jackson Hewitt franchise for an additional Territory. We can decline to approve your application for an additional territory for any reason, including, but not limited to, your failure to comply with this Agreement, any other franchise agreements, any note or collateral agreement with us, any national account agreement, or with any program with a third party that we arrange or sponsor, or your failure to comply with our policies and procedures, including, customer service policies imposed by us or any national account. We may require you, your shareholders or your guarantors to execute a general release of any and all claims against us in consideration for our grant of an additional Territory.

5.  INITIAL FRANCHISE FEE

5.1. Initial Franchise Fee. The initial franchise fee for an undeveloped territory is Twenty Thousand Dollars ($20,000.00). Company stores cost more.

5.2. Refund of Initial Franchise Fee. The initial franchise fee is only refundable if you do not complete our initial training program to our satisfaction, and you return any proprietary materials we have already given you.

6.  ROYALTY FEES

6.1. Royalties. During the term of this Agreement, you must pay us a royalty fee equal to twelve percent (12%) of your Gross Volume of Business.

6.2. Royalty Payment Schedule. The royalty fees described above are due and payable according to the following schedule:

      (a) Semi-Monthly Payments. From January 1 through April 30, you must pay royalties twice a month. The first payment is due on the 20th for the first half of the month ending on the 15th. The second payment is due on the 5th for the second half of the prior month ending on the last day of the month.

      (b) Monthly Payments. From May 1 through December 31, your royalty payment is due on the 5th of each month for the immediately prior one month period.

6.3. Exclusion of Pre-existing Tax Clients from Royalty Fees. If you own or control an existing tax business, as defined in this Agreement, other than a Jackson Hewitt Tax Service business, you must either: a) pay the royalties, advertising and marketing fees described in paragraphs 6.1 and 7.1 of this Agreement on all revenue generated from tax return preparation, Tax School, or related activities; or, b) exclude pre-existing clients from the royalty, advertising and marketing fees by executing the appropriate section of Schedule D to this Agreement, and providing a list of all the pre-existing clients and their Social Security numbers on our disk format, and paying us a one-time fee of $5.00 per pre-existing client. The disk and fee are due at our Home Office by December 19. If we do not receive your correct fee and properly completed disk by December 19, you must pay the royalties and advertising and marketing fees described in this Agreement on all revenue generated from tax return preparation for any pre-existing clients. We are entitled to audit any computer or records that contain any information concerning the returns of these pre-existing clients under the provisions of paragraph 16.

7.  ADVERTISING AND MARKETING

7.1. Advertising and Marketing Fee. During the term of this Agreement, you must pay us an advertising and marketing fee equal to six percent (6%) of your Gross Volume of Business to support national, regional and local advertising. The advertising and marketing fee is due and payable on the same schedule as the royalty fee. We may increase this fee on thirty (30) days notice to you, but only to offset any increased costs or expenditures we incur in connection with our advertising and marketing program.

7.2. Advertising and Marketing Program. We use the advertising and marketing fees to prepare, produce, conduct and place advertising and promotional programs in any media we select, including any Internet-like system or protocol. We may also use ad funds to conduct market research, public relations, and for the costs of accounting for the advertising funds. All costs of the development, production and distribution of these programs, or the conduct of market research, such as the proportionate share of our overhead and compensation of our employees who devote time and render services in the development of advertising or the administration of the monies, will be paid from the advertising and marketing fees. We may hire, and pay from the advertising and marketing fees, an advertising agency, public relations firm or similar source to formulate, develop, produce, conduct or place the advertising and promotional programs or materials. We do not segregate, separately account for, or audit the advertising and marketing fees.

We may establish an advertising council or advertising cooperative or cooperatives if in our sole judgment, it will benefit our franchisees.

We will spend the advertising monies in the manner, timing and placement that, in our judgment, best benefits the franchised system, including advertising targeted to the sale of franchises. We may spend in any fiscal year, an amount greater or less than the aggregate contributions for that fiscal year. We do not ensure that you will benefit directly or on a pro rata basis from any advertising or marketing or that any advertising will be conducted in your Territory. We also do not ensure that any expenditures made by franchisees in any geographic area will be proportionate or equivalent to the contribution made from franchisees operating in that geographic area.

You and we agree that our rights and obligations with respect to the Advertising and Marketing Fees and all related matters are governed solely by this Agreement, and that this Agreement and the Advertising and Marketing Fees are not in the nature of a "trust", "fiduciary relationship" or similar special relationship, and is only an ordinary commercial relationship between independent businesspersons for their independent economic benefit.

7.3. Advertising Required by New Franchisees. Unless you purchase an existing (as determined by us) franchised business that has operated one full tax season during the immediately prior season, in addition to the advertising and marketing fee described above, you are required to spend $5,000 to advertise and market your business in the Territory during your first tax season. You can place this advertising and marketing yourself, or you can give us the money and have us place this advertising for you. If you place the advertising required by this paragraph yourself, you must send all proposed advertising to us for our prior approval, and provide us with whatever proof we require that you have met your obligations under this paragraph. You will not meet your advertising requirements under this paragraph by placing Yellow Page advertising or by purchasing a sign. This requirement applies whenever you sign a franchise agreement for a new Territory.

If you plan to place this advertising yourself, you must submit your plans in writing to us no later than December 1. If we do not receive your advertising and marketing plan by that date, we will place this advertising for you, and you must pay the $5,000 cost when billed.

If, with our prior written approval, you change your franchised territory from the Territory described on Schedule A, to a Territory that does not contain an existing business (as determined by us), you must spend $5,000 as described above in the new Territory, regardless of whether you previously conducted this advertising in your original Territory.

7.4. Advertising Approval. If you prepare and produce any advertising or promotional item that contains our Marks, including any Internet Web Site, or Home Page, you must get our prior written consent before using it. You must ship us specimens of any such advertising or promotional items, certified mail, return receipt requested, for our review and approval. We have fifteen (15) days to review your materials and notify you of our decision. We have the absolute right to use any advertising or promotional item you develop, in any way we choose for any purpose we determine, without payment to you of any kind.

7.5. Available Advertising Material. We may provide newspaper mats, television and radio commercial tapes, merchandising materials and other items from our supply catalog.

7.6. Promotional Payments. If we receive any promotional allowance or rebate from any provider of goods or services, you hereby assign any interest in any such payment, rebate or promotional allowance to us.

7.7 Internet. You may not establish an Internet Web Site or Home Page for the franchised business without our express, prior approval of its appearance and its content. You may never advertise or promote your franchised business by unsolicited E-Mail advertising.

8. TELEPHONE NUMBERS AND TELEPHONE BOOK ADVERTISING

8.1. Telephone Number. You must obtain a separate telephone number for the franchised business. You must transfer this number to us whenever this Agreement terminates for any reason, whether by you or us, or expires.

We have the sole right and interest in all telephone numbers and directory listings used in connection with our Marks. If you leave the franchise system, you must transfer the telephone numbers to us or our designee. You may not transfer or assign any telephone numbers used in connection with the franchised business to any person or entity without our prior written consent. You may not disconnect these numbers without our prior written consent.

8.2. Required Listings. You must obtain both a white and a Yellow Pages listing. Any Yellow Pages display listing must have our prior written approval.

9.  OTHER FEES - TERMS OF PAYMENT

9.1. Electronic Filing Fee. You must pay us a fee of Two Dollars ($2.00) for every tax return you file electronically. This fee is due and payable on the same schedule as the royalty fee. We may increase this fee upon thirty (30) days notice to cover increased expenditures or costs arising from, or relating to, electronic filing.

9.2. Transfer Fee. If a transfer (or any transfer when aggregated with all previous transfers) results in the transfer of effective control of the ownership or operation of the franchised business, you must pay us a transfer fee equal to ten percent (10%) of our then-current initial franchise fee.

9.3. Interest on Late Payments. You must pay interest at the compounded daily equivalent of eighteen percent (18%) per year or the highest legal rate of interest permitted by law on any amounts owed to us that are more than five (5) days overdue.

9.4. Amendment Fee. If you want to amend this Agreement, you must pay us an amendment fee of Three Hundred Dollars ($300.00).

9.5. Additional Tax Software. If we offer or make available from outside vendors, software for preparing tax returns other than individual taxpayer returns, you must use the software for those types of returns, and pay any fees we or the vendor imposes.

9.6. Direct Deposit User or License Fees. If the IRS imposes any kind of fee in connection with electronic filing, you must pay all such fees in a timely manner. You must provide us with any proof we require that you are current with any such fees.

9.7. Application of Payments. When we receive any payment from you, we have the right to apply it in any way we choose, to any amounts you owe us or another franchisee, whether for royalties, advertising fees, promissory notes, third party leases, supplies, or interest, or any amounts you owe another franchisee, even if you have designated the payment for another purpose or account. This provision can only be waived by us in a writing that is separate from any payment document. We may apply any payment designated for one franchise to any other franchise you own, if you own, or have an interest in, more than one franchise. We are also entitled to deduct any monies you owe us from any amounts we agree to pay you, or from any monies owed to you which come to us first, e.g., performance incentives, your Bank Products payment file, National Account fees, Montgomery Ward fees, and apply these to any amounts due and owing to us.

As a condition of financing, we can require payment of any notes and any fees or amounts which are not yet due under the franchise agreement, directly from your Bank Products payment file or your performance incentive payment, if any. We can also require you to authorize us to debit your account via ACH for royalties, advertising fees and any other amounts you owe us.

9.8. Method of Payment. If during the term of this Agreement, we develop an ACH system for payment, you must pay any fees we designate via ACH, including, but not limited to, fees due under this Agreement, or any collateral agreement with us, e.g., note, lease, or for any program with a third party we arrange or sponsor.

9.9. Fee Disputes. If you dispute any fee or charge we assess, you may not withhold the fee, instead you must first pay the disputed fee and then resolve the dispute with us.

10.  OPERATING ASSISTANCE

10.1. Software. During the term of this Agreement, we will provide you with access to our most current individual federal tax return preparation, processing and receipt journal software used in the franchised business. Any software we give you access to must be returned to us and/or deleted from your computers when this Agreement terminates for any reason, whether by you or by us, or expires. We can provide access to this and any other software we develop or adopt, via any means of distribution we choose, e.g., floppy disks, intranet, bulletin board or network downloading. While we strive to develop high quality software, you acknowledge that the software may not complete all schedules and forms, and that software this complex may contain errors or bugs that may affect some portions of the return or its schedules. You further acknowledge that we may beta test our software by releasing it to our franchisees.

10.2. State Tax Software. During the term of this Agreement, we will provide you with any state tax interview or electronic filing programs, that we, in our sole discretion, elect to develop and offer. While we strive to develop high quality software, you acknowledge that the software may not do all forms and schedules, and that software this complex may contain errors or bugs that may affect some state schedules and forms. You further acknowledge that we may beta test our software by releasing it to our franchisees.

10.3. Training. We will offer the Business Management Training, Processing Training, Update Training, Advanced Training and Large Entity Training programs described in this Agreement.

10.4. Manual. We will provide access to our on-line Manual. You must purchase a computer from our approved vendor within the time we specify to access the Manual. The Manual will be supplemented by periodic downloading, operating bulletins, e-mail, and similar memoranda that together, with the Manual, contain the mandatory and suggested procedures, specifications and rules that we prescribe for the franchised business.

10.5. Advertising Assistance. We will provide you with assistance in the development of local sales promotion and advertising programs. This assistance will include advice from us as to the form and content of your advertising programs. We cannot guarantee, and we do not warrant any specific level of success from any particular advertising advice or program.

10.6. Tax Advice and Support. We will provide preparation and processing advice for individual state and federal income tax returns during our normal business hours or as otherwise specified by us.

10.7. Site Selection and Approval. Although the primary responsibility for selecting a site for the franchised business falls on you, we must review and approve your selection before you sign a lease. Our approval of your selection is not a guaranty or warranty of any kind, either express or implied, that your franchised business will be successful or that the site is suitable for the franchised business, or that your proposed location complies with the Americans With Disabilities Act, or local building codes or fire codes or any other law or ordinance applicable to the proposed location.


10.8. Advice and Guidance. We will provide you with reasonable operating assistance and guidance as we determine from time to time to be necessary for the operation of the franchised business, including new developments and improvements in our operating system and business methods. We do not guarantee or warrant any specific level of success from any particular advice or assistance.

10.9. Group Purchasing. We provide you with the opportunity to participate, on the same basis as other franchisees, in group purchasing programs for products, supplies, insurance, equipment, which we may from time to time develop, on terms that we alone determine.

10.10. Supply Sources. We may advise you about possible sources for equipment, inventory and other products and services for use in the franchised business.

10.11. Meetings, Seminars and Conventions. We may provide you with additional group training and communications as we in our sole discretion determine.

10.12. Newsletters, Bulletins. We will provide you with newsletters and bulletins as we develop them from time to time. We may discontinue these items at any time without notice.

10.13. Bank Products. We will provide you with the ability to offer Bank Products if they are available to us, and you are in full compliance with the terms of this Agreement and any notes with us. We are under no obligation to provide Bank Products, but if we provide them, you must offer them. We can also decline to offer you the ability to offer Bank Products if we or your lender determines that your RAL default rate is unacceptable.

11.  NEW FRANCHISE AGREEMENT

11.1. New Agreement. Before the expiration of this Agreement, you may request a new franchise agreement with us for an additional five (5) year term without payment of an initial franchise fee if: (a) you are not in default of any existing franchise agreement, or any other agreements, or notes with us, (including, but not limited to, the timely payment of all fees;) or with any third party for any program we arrange or sponsor; and, (b) you prepared at least 1,000 paid tax returns in the Territory from January 1 through April 30 in the last year of your existing franchise agreement; (c) you are displaying our then-current interior and exterior signs and our then-current advertising campaign promotional signs and brochures; and, (d) if permitted by law, you and your guarantors release us from any and all claims you may have against us.

11.2. Notice of New Agreement. You must notify us of your intention to execute a new franchise agreement for an additional five (5) year term by giving us written notice not less than six (6) nor more than twelve (12) months before the expiration of the existing franchise agreement. If you fail to notify us within the time specified in this paragraph, this Agreement will expire automatically, without further notice, five (5) years from the Effective Date.

11.3. Execution and Form of New Agreement. To execute a new franchise agreement, you must sign our then-current form of franchise agreement and all other agreements that we customarily use for the granting of franchises.

You must return your fully executed new franchise agreement by the date we specify, which will be a date thirty (30) days from the date in our cover letter that accompanies the new franchise agreement. If we do not receive your new franchise agreement and other required forms within thirty (30) days, your franchise agreement will expire automatically, without further notice or the opportunity to cure, on the expiration date contained on the Signature Page, and we are free to operate, or offer a new franchisee the right to operate, in the Territory formerly licensed to you. Our then-current franchise agreement may provide for higher advertising fees and electronic filing fees, fees not included in this Agreement, and terms and conditions materially different from the terms of this Agreement. You will not be charged an initial franchise fee when you execute a new franchise agreement.

12.  TRAINING

12.1. Business Management Training and Processing Training. Once your application has been approved, but before we sign the Franchise Agreement, you must attend our Business Management Training and Processing Training programs by the later of: within thirty (30) days of receiving notice that we have accepted your application, or by the next scheduled training classes, provided that we have received by our enrollment deadline for each class, a correctly completed franchise agreement and related documents, and full payment of your initial franchise fee.

You must complete Business Management Training and Processing Training to our satisfaction, and you must re-attend our Business Management Training and Processing Training after your first tax season, or whenever we request it.

12.2. Employee Training. If you hire a manager to run your Jackson Hewitt business, your manager must attend and successfully complete Business Management Training and Processing Training. We may, at our sole option, require any of your initial or subsequent management employees to attend and satisfactorily complete all or part of any of our training programs.

12.3. Location and Format of Business Management and Processing Training. We currently offer Business Management Training and Processing Training at our training facilities in Virginia Beach, Virginia. These programs are designed and presented by our home office training staff. We reserve the right to relocate these training programs to different locations at any time.

As of the date of this Offering Circular, our Business Management Training program consists of four (4) full days of classroom instruction, group discussion, and practice exercises and Processing Training consists of one full day of computer learning, but we reserve the right to increase or decrease the number of days for Business Management Training and Processing Training at any time.

12.4. Fees and Costs for Business Management Training and Processing Training. We do not charge any tuition for Business Management Training or Processing Training for you or your initial management employees. We reserve the right to charge tuition for any subsequent management employees, or for any re-training made necessary by your failure to comply with the requirements of the franchised system.

You must pay all costs and expenses associated with attending Business Management Training and Processing Training, including, but not limited to, transportation expenses, room and board.

12.5. Advanced Training/Large Entity Training. We may require you to attend one or more of our Advanced Training programs at any time during the term of this Agreement. We may offer Advanced Training anywhere we choose. Advanced Training is a two day seminar designed and facilitated by our home office training staff, but we can lengthen or shorten this training program at any time. We offer one day of Large Entity Training immediately after Advanced Training. We do not charge tuition for Advanced Training or Large Entity Training, but you must pay for all travel and living expenses incurred while attending Advanced Training or Large Entity Training.

12.6. Update Training. You and/or your manager must attend our annual training program that covers the changes and improvements to the processing software, and to our business system. This training is held on a regional basis throughout the country. We do not charge tuition for Update Training, but you must pay all costs of travel, room and board you incur for yourself or your employees while attending. We may offer this training via disk, downloading, video tape or workbook in the future.

12.7. Additional Training. We may, at our sole option, require you to re-attend our existing training classes or to attend any supplemental or additional training programs that we may develop and offer from time to time. You are responsible for all travel and living expenses for yourself and your employees incurred while attending these training programs.

13. CONFIDENTIAL OPERATING MANUAL

13.1. The Manual. We currently provide you with access to our Manual via our bulletin board, but we can provide the Manual in any format we select. You must purchase the required computer to access the Manual. The Manual is our property and all disks and other copies must be returned to us and deleted from your hard drive whenever this Agreement is terminated or expires. The Manual contains the mandatory standards, specifications and requirements of the franchised system that we prescribe from time to time to ensure the quality and uniformity of the services offered under the Marks. The entire contents of the Manual plus our mandatory specifications, procedures and rules prescribed from time to time will constitute provisions of this Agreement just as if they were written on these pages.

13.2. Modifications to Manual. We have the right to modify the Manual to maintain the quality and uniformity of our operating system, change our operating procedures, maintain the goodwill associated with our Marks and to meet competition, even if these changes and improvements require you to incur expenses. You must keep the Manual in current and up-to-date condition by downloading any updates. If there is a dispute about the contents of the Manual, the then-current terms of the master copy available for download or the master copy at our home office will control.

13.3. Trade Secrets and Proprietary Information. The contents of the Manual and all of the operating procedures, standards and rules that we prescribe for the franchised system are confidential. You must maintain, both during and after the term of this Agreement, absolute confidentiality of the Manual, and all other confidential or proprietary information that we disclose to you, including any other written materials, software, goods, specifications, and information created or used by us within the franchised system. You may give this information to your employees only to the extent necessary for the operation of the franchised business in accordance with this Agreement. You shall not use this information in any other business or in any other way not authorized by us in advance in writing.

You acknowledge that the unauthorized use or disclosure of our confidential information or trade secrets will cause irreparable injury and that damages are not an adequate remedy. You promise that you will not at any time, without our prior written approval, disclose, use, permit the use of, copy, duplicate, record, transfer, transmit or otherwise reproduce our software or other proprietary materials and information, in any form or by any means, in whole or in part, or otherwise make it available to any unauthorized person, entity or source.

13.4. Customers. You acknowledge that the customers served by your franchised business are our confidential trade secret, and you have no right to retain any customer materials, including, but not limited to, tax return copies (whether on disk or on paper), lists, mailing labels, W2s, 8453s, Bank Applications or other customer items. All these items must be returned to us upon termination or expiration of this Agreement. You further acknowledge that after the termination, for any reason, or expiration of this Agreement, we are free to contact and serve the customers from your former franchised business to offer to sell them tax return preparation, electronic filing or any other services we offer.

14.  OPERATING REQUIREMENTS

14.1. Site. You are solely responsible for selecting sites for the franchised business. These sites must comply with our guidelines. You must send us a site description, photos, and a copy of the proposed lease for our approval before you sign it. Our approval or disapproval of your site or lease is not a guaranty or warranty that your site will be successful, or that the site complies with the Americans with Disabilities Act, or any similar state statute, or any laws, including, but not limited to, local building codes or fire codes.

You may not operate any other business or any other tax business at the site of your franchised business without our prior, written permission.

14.2. Additional Sites. At our sole discretion and prior approval, you may operate additional offices of the franchised business in the Territory at any time during the term of this Agreement. In evaluating your request for approval of an additional location, we can consider any and all relevant factors, as determined solely by us, including, but not limited to, the performance of your existing location(s) during previous tax seasons, your financial resources, and whether you are in full compliance with this or any other agreement or note with us.

14.3. Build Out and Refurbishing. If your site requires construction to meet our uniform standards for the franchised business, you must arrange and pay for this construction. You are solely responsible for ensuring that any build out or refurbishing complies with the Americans with Disabilities Act, or with any similar state statute, or with any other local law or ordinance that applies to your franchised business location. We have the right to require you to refurbish, refurnish and redecorate your site, at your expense, to insure that it meets our then-current standards for appearance, colors, furnishings and style. We may from time to time establish procedures for compliance in the Manual.

14.4. Permits and Certificates. If we request them, you must send us copies of all the permits and certificates required by law to open and operate the franchised business.

14.5. EFIN. You must apply for an EFIN and be accepted no later than January 8 of your first tax season, by the IRS, and your state, if we offer electronic filing in your state, to file tax returns electronically from every location. You must continuously maintain the right to file tax returns electronically by the IRS and your state at all your locations throughout the term of this Agreement. You must pay all IRS and any state fees if any are imposed in connection with electronic filing.

14.6. Opening. You must open your franchised business on January 8 next following the Effective Date, and be open and fully operational for tax season hours on January 8 of any subsequent tax season.

14.7. Location Supervision. The franchised business must be under your direct, day to day supervision, or under the supervision of a full-time manager: (a) who has been approved by us, and not subsequently disapproved; and, (b) who has successfully completed our required training programs. Before hiring any manager, you must send us in writing, describing in reasonable detail, all information we decide is important about the proposed manager's financial status, and character and business background. You cannot hire anyone who has failed the IRS's suitability screening for an EFIN or whose EFIN was suspended. We can disapprove your manager for any reason, at any time, without notice or an opportunity to cure in order to ensure the quality and uniformity of the services offered under the Marks. If we do not approve you to be the location manager, you must select and submit another person for this position.

14.8. Location Employees. Since you are an independent contractor, you have the sole right to select, hire and discharge your employees. You are responsible for all decisions regarding hiring, firing, training, supervising, disciplining, scheduling and paying (including payment of taxes) your employees. Neither you, nor your manager or your employees shall be considered or represented as our employees or agents. Moreover, neither you, your manager or your employees are authorized to enter into any contract or agreement with any third party on our behalf.

14.9. Furniture, Equipment, Software and Supplies. To maintain uniformity and customer service standards, you must furnish and equip your location in accordance with the rules, specifications, and standards contained in the Manual, or that we develop from time to time, or as requested or required by any national account. If you do not have on site anything required by a national account, we can order this for you and you must pay the cost when billed. You may only use the computer hardware, equipment, software, signage, furniture, stationery, printed materials, and other forms and materials that we have approved. If you purchase any hardware that does not come from our approved vendors, we cannot guarantee that our software will operate on that system, and we are not obligated to provide technical support, if you have problems with any of our software. You must purchase new computers, software, other equipment or signage if at any time, we update our Marks, update our furniture and location appearance requirements, or upgrade our computer requirements to accommodate our software, offer new services, improve efficiency or exceed competition.

You may not have computers other than those used in the franchised business at the franchised location. If you have computers other than those used in the franchised business at your location, you must give us full access to those computers if we audit your franchised business as provided for in paragraph 17.

You may not install any other tax return preparation software on any computer at the franchised business without our prior, written permission. You should not install any other kind of software, e.g., word processing, spread sheet, accounting software, on any computer that contains our tax return and processing software. Our software may not be compatible with other software, and may cause problems for which we are unable to offer support and solutions. You may only install such other software that we have determined to be compatible with our software. A list of approved compatible software can be found in the Manual.

14.10.  Minimum Hours.

                  January 8 through the last day of tax season. You must be open between 9 a.m. and 9 p.m. Monday through Friday, and from 9 a.m. until 5 p.m. on Saturday, and from noon until 5 p.m the last two (2) Sundays in January and the first two (2) Sundays in February, or such hours as we specify in the Manual. If you operate from a national account that requires different or more extensive hours, you must comply with the hours required by the national account. You are free to open for any additional hours or days that your business requires.

                  April 16 through January 7. You must be open at least one (1) day each week for eight (8) consecutive hours anytime between 9 a.m. and 9 p.m., or such hours as we specify in the Manual. If you operate from a national account that requires different or more extensive hours, you must comply with the hours required by the national account.

14.11. Use of Our Marks. Any advertising or other item that contains our Marks must have our prior written approval before you use it.

14.12. Authorized Products and Services. To maintain the uniformity and integrity of the services offered under our Marks, you may only offer those products and services that we authorize. You must prepare, check and electronically file all tax returns using our software and network. You may not offer electronic filing through anyone other than us. You may only offer Bank Products through us from the bank or banks we designate. If you want to offer for sale any additional product or service, you must submit a written request for our approval in accordance with our then-current approval procedures.

You may not install any other tax return preparation software other than Jackson Hewitt software on any computer in your franchised location without our prior written permission.

You acknowledge that we may introduce new products or services or discontinue existing products and services, without incurring any liability whatsoever to you.

14.13. Customer Service. You must conduct your franchised business in accordance with all rules, procedures and specifications contained in the Manual that are designed to provide our customers with unparalleled customer service and to ensure the quality and uniformity of the services offered under the Marks. These include, but are not limited to, payment of any penalty and interest incurred by a customer that results from any mistake you made (we make this determination), not charging for services rendered to any client whose request for a Bank Product has been denied, and cheerfully providing a refund to any dissatisfied customer. We will not approve any application for a new territory from any existing franchisee who does not comply with our customer service policies and procedures. We may also exclude you from operating the franchise business at any national account in your Territory if you do not follow our customer service policies and procedures.

14.14. Compliance With Our Business Methods and Requirements. To maintain the uniformity and integrity of services offered under our Marks, you must operate your business in compliance with all our rules, specifications, standards and procedures, including, but not limited to, those found in the Manual and any other materials we provide. You agree to make repairs or replacements as we require to conform to our operating system. We will not approve your application to purchase an additional Territory if you do not comply with all our business methods and requirements.

14.15 Downloading/Updating. You must download from our bulletin board system and/or Intranet daily during the tax season and weekly during the off-season. The procedures for each are found in the Manual.

14.16. General Operations. You must conduct your business in a way that reflects favorably on you, us, our system, and our other franchisees. You must protect the good name, goodwill and reputation of the entire system, and avoid all deceptive, misleading and unethical practices.

14.17. Internal Revenue Service Laws, Regulations and Requirements. You must learn about and comply with all the IRS, state and municipal rules and regulations that affect your tax preparation, electronic filing, and Bank Products operations and advertising.

14.18. Signs. You must purchase and display an exterior lighted sign that has been approved by us, and any interior sign that we specify or any signage required by a national account. All signs must be maintained in good, working condition, using only our then-current and approved logo. You may not open or operate your franchised business without signs.

14.19. Assistance to Other Franchisees. You must cooperate with and assist other franchisees when they need assistance.

14.20. Exclusive Dealing. During the term of this Agreement, you may not directly or indirectly, for your own or others' benefit, alone or in conjunction with any other person or entity, own, engage in, be employed by, advise, assist, invest in, lease or sublease to or from, franchise, lend money to, agree to sell or sell all or substantially all the assets of the franchised business to, or have any other interest in, whether financial or otherwise, any other business which is the same or similar to the franchised business or is a competing tax business as defined herein, unless before signing this Agreement, you have disclosed this interest to our Operations Department in writing, and we do not object at the time of disclosure, and you do not acquire any additional interest that would violate the terms of this exclusive dealing covenant.

14.21 Identification. You must post at your site, in a format that we approve, a sign that identifies the name of the legal entity by which you own or operate your franchised business, and that includes the statement that this entity is "an independently owned and operated franchise of Jackson Hewitt Inc.". Your business checks must also comply with this requirement. You must enter into all agreements using your correct legal name. You shall not use the name "Jackson Hewitt Tax Service" Or "Jackson Hewitt Inc." to sign any agreement, including but not limited to, any lease for the franchised business, any telephone services or Yellow Pages advertising, any equipment leases, or bank financing or employment agreements.

14.22. Return of Leased Equipment. Upon termination (for any reason) or expiration of this Agreement, or any default of a leasing program sponsored or arranged by us, you must promptly return to us on demand, any and all leased equipment.

14.23. Tax School. After your first tax season, and every year during the term of this Agreement, you must conduct a 12 week Tax School covering 72 hours of classroom instruction during the fall. Before your first tax season, you must conduct (as specified by us) either a 12 week Tax School or another Tax School that meets our specifications. You must use only the most current books and study materials that we have prepared or that we specify. Your Tax School must meet the specifications that we publish from time to time, and must comply with all state laws and regulations.

14.24. Government Regulations. You must secure and maintain in full force and effect, all government required licenses, permits and certificates, and you must operate your franchised business and Tax School in compliance with all applicable state, federal and local laws and regulations, including, but not limited to, payment of all taxes.

14.25. Payment for Supplies and Equipment. You must pay us for any supplies, equipment and furniture you order from us, including those ordered electronically.

14.26. Public Figures. You may not, without our prior written approval, use or employ any public figure or any other person to represent or advertise your franchised business.

14.27. Disparagement. You and your guarantors agree that you will neither intentionally disparage us, our current or former officers, directors, or employees, nor intentionally provide or withhold information to disparage us, our current or former officers, directors or employees.

14.28. Best Efforts. You must use your best efforts to recommend, promote and encourage the use of all products and services offered by the franchised business, and by all franchised locations throughout the country.

15.  SERVICE MARKS

15.1. Ownership and Usage. You acknowledge that we are the sole owner of the names "Jackson Hewitt", "Jackson Hewitt Tax Service", "Superfast Refund Anticipation Loans" and design, and all other Marks that we license to you in this Agreement. Your right to use the Marks arises solely from this Agreement, and you may only use the Marks according to the rules that we prescribe from time to time. Use of our Marks in any way after termination or expiration of this Agreement constitutes infringement. You further acknowledge that all the goodwill associated with our Marks belongs to us, and that when this Agreement is terminated or expires, you will receive no compensation for goodwill.

You may not use the Marks as part of any corporate name or trade name, or with any prefix, suffix, or other modifying symbols, other than Marks or logos we have licensed. You may not use the Marks to offer any service or product unless it is authorized by us, or in any other way unless we have given you our prior written permission. You may not use our Marks on any Internet page without our express written consent and approval. We have the right to approve the content of any Web Site you establish that contains our Marks.

15.2. Infringement. You must notify us immediately if you become aware of any infringement of, or challenge to, our rights to the Marks. You will not communicate directly or indirectly concerning any infringement with anyone other than us or our attorneys. We have the sole right to take whatever action we deem appropriate, and we have the exclusive right to control any litigation, any Patent and Trademark Office proceeding, or other administrative proceeding concerning the Marks. You must execute all instruments and documents, render assistance and do all things that, in our or our attorney's opinion, are necessary and advisable to protect and maintain our interests in the Marks.


15.3. Indemnification. We will reimburse you for any expenses you incur to protect the Marks if you act at our direction. We will not reimburse you for any expenses you incur if you act without our prior written approval. We are under no obligation to take any affirmative action in response to infringement of the Marks, or to reimburse you for your own defenses.

15.4. Replacement or New Marks. We may, in our sole discretion, select one or more new or modified or replacement Marks for use in the franchised business, in addition to, or in lieu of, any previously designated marks, which you must adopt and use. Any expenses you incur as a result of any such change, (replacing signs, stationery, advertising brochures, or other material bearing the Marks), are your sole responsibility and you are not entitled to any compensation from us.

16. RECORDS AND FINANCIAL REPORTS

16.1. Forms and Records. You are required to use the forms and reports specified in the Manual in the operation of the franchised business. These forms and reports must be submitted to us in the format and by the means we specify from time to time.

16.2.  Financial Reports.

    Monthly Reports. You must send us, in the manner and form we specify from time to time, an unaudited profit and loss statement covering the franchised business. These reports are due on the fifth of each month for the immediately preceding month.

    Annual Reports. You must send us, in the manner and form we specify, an unaudited profit and loss statement for the fiscal year end April 30, and a budget for the new fiscal year beginning May 1. These statements are due on or before May 31 of each year.

    Additional Reports. You and any guarantors must submit financial statements to us within thirty (30) days of our request, in the form we specify, that fairly represent your assets and those of the guarantors. You hereby give us the right to order updated credit reports on you or your guarantors.

16.3. Gross Volume Reports. Along with the royalty fees described in paragraph 6 of this Agreement, and on the same time schedule, you must send us the reports we specify, and in the manner we specify in the Manual, describing the sales volume of the franchised business.


16.4. Record Maintenance. You must maintain for at least four (4) years from the date generated, the original, full and complete records, computer records, bank statements, accounts, books, data, licenses and contracts that reflect all aspects of your franchised business. We may examine and audit your records at all reasonable times, including any time after this Agreement was terminated or expired.

17.  AUDITS AND INSPECTIONS

We have the right, but not the obligation, during business hours, without prior notice, to inspect your location(s) and your business records, including, but not limited to, computer databases and hard drives, receipts, any records or reports containing information about any pre-existing clients for which you paid the fees described in paragraph 6.3, business tax returns, work in progress, bank statements and deposit records, and to take a physical inventory of your clients, including any pre-existing clients for which you paid the fees described in paragraph 6.3, in order to ensure the quality and uniformity of the services offered under the Marks, and to ensure you have met all obligations contained in this Agreement.

You grant us permission to enter, access or electronically enter any computers found in your location to conduct these inspections, and you must assist us in any way we request. You must also comply with our request for a mail audit, and send us all information we require. If we find any deficiencies, you agree to correct them immediately. These inspections will be made at our expense unless they are made necessary by your failure to comply with this Agreement. In this event, we have the right to charge you for the costs of conducting all inspections made necessary because of your failure to comply with this Agreement, including our employees' or agents' travel expenses, room and board and compensation. This right to audit and your obligation to cooperate with any audit does not end with the termination or expiration of this Agreement, but continues until you have met all your obligations under this Agreement.

18.  INSURANCE

18.1. Insurance Policies. You must maintain the following insurance coverages or such other insurance specified in the Manual, during the term of this Agreement:

    Workers' Compensation. Workers' Compensation as required by law.

    Employers' Liability. Employers' Liability with a minimum limit of at least $100,000.00.

    Comprehensive General Liability. Comprehensive General Liability with a limit of at least $1,000,000.00.

    Business Automobile Insurance. A business auto liability policy covering owned and non-owned vehicles with a limit of at least $500,000.00 covering both bodily injury and property damage.

    Errors and Omissions. If we locate this coverage at what we consider a reasonable rate, you must purchase it in amounts we specify.

We can change the amount of insurance and add additional kinds of insurance coverages as we decide are necessary to protect the system. This insurance does not relieve you of any liability to us under the indemnity provision found in this Agreement or in any other agreement with us.

18.2. Proof of Insurance. You must provide us with proof of the insurance coverages required by this Agreement before you open your franchised location. Your policies must name us (and any national account, if your site is in a national account site) as an additional insured and be endorsed to give us (and any national account) thirty (30) days prior written notice of any cancellation, termination or change.

19.  COVENANT NOT TO COMPETE

For a period of twenty-four (24) months after the effective date of termination (whether by you or by us) for any reason, including a sale to a third party, or expiration of this Agreement, or the date on which you cease to operate the franchised business in the Territory, whichever is later, neither you nor the guarantors will, directly or indirectly, for yourselves or any other person, firm or entity, alone or through or on behalf of others, own, engage in, be employed by, consult for, advise, assist, invest in, franchise, lend money to, lease to or from, sublease to or from, or agree to sell or sell all or substantially all the assets of the franchised business to, or have any other interest in, whether financial or otherwise, any competing tax business which offers services and products similar to those offered by the franchised business, including, but not limited to, income tax return preparation, or tax consulting, refund anticipation loans or accelerated refunds, electronic filing of tax returns with the IRS or any state, within the Territory, or within an area ten (10) miles outside the boundaries of the Territory. This covenant is assignable by us to any transferee.

This covenant not to compete does not apply to an income tax preparation business offering the above services to those clients described in Paragraph 6.3 for whom you have paid the required fees. However, this covenant does apply to your involvement in any of the activities described above, with any other business than that consisting of the clients described in Paragraph 6.3.

If you violate the covenant not to compete described above, you agree that we are entitled to preliminary and permanent injunctive relief and all monies and other consideration received as a result of any violation of this covenant, as well as all other damages. These provisions are not exclusive remedies, but cumulative to any and all other remedies available to us in law or equity.

You acknowledge that the restrictions contained in this covenant are reasonable and necessary to protect us and our franchised system, and that they will not impose any undue hardship on you since you have other skills, experience and education which will afford you the opportunity to derive income from other endeavors.

You agree that this covenant, and those imposed in paragraphs 20, 21, 22 and 23 are independent of any other in this Agreement, and that you and your guarantors agree to be bound by an unappealed final decision of any court with jurisdiction upholding any part of these covenants, and that you will not raise as a defense to these covenants, any claim you may have against us.

20.  COVENANT NOT TO SOLICIT

For a period of twenty-four (24) months after termination for any reason, (whether by you or by us), sale of the assets of the franchised business, or expiration of this Agreement, or the date on which you cease to operate the franchised business, whichever is later, you and the guarantors shall not directly or indirectly solicit any person who is, on the date of expiration or termination of this Agreement, or within two (2) years prior to such date, was a customer of the franchised business, to sell or offer to sell them any product or service offered by the franchised business, including but not limited to, income tax return preparation, tax consulting, electronic filing, or Bank Products. You acknowledge that our customer lists are confidential trade secrets. This covenant does not apply to those pre-existing tax customers for whom a fee was paid according to paragraph 6.3 of this Agreement.

21.  COVENANT TO PROTECT TRADE SECRETS

Both during and after the term of this Agreement, you and the guarantors shall not, directly or indirectly, communicate or give to any other person or entity, for your own or the benefit of any other person or entity, without our prior written approval, any of our proprietary trade secrets, knowledge or know-how that we consider confidential as provided in paragraph 13.3. You must secure from all your management level employees, their written agreement not to use or disclose to any third party or entity, any of our proprietary trade secrets, knowledge or know-how. This contractual provision is additional to any other protection available to us under any statutory or common law.

22. COVENANTS FOR YOUR EMPLOYEES

You must sign agreements in a form that we propose or approve, with all your employees by which they agree not to use or disclose our trade secrets to any other person or entity, as provided in paragraph 13.3, and, to the extent allowed by law in your state, you must secure agreements from your employees that, for a period of one (1) year after the termination of their employment, they will not work for any business which is the same or similar to the franchised business. Any deviation from the requirements of this provision requires our prior written approval.

23.  COVENANT AGAINST RECRUITING OR HIRING OUR EMPLOYEES

During the term of this Agreement and for a period of twenty-four (24) months after the termination or expiration of this Agreement, or the sale of the franchised business, you may not, for a period of one year after they leave our employment, solicit, recruit, take the solicitation of, or hire, any of our existing home office or field employees. The obligation described in this paragraph is enforceable after the termination or expiration of this Agreement.

24.  TERMINATION

24.1. Termination by You. You may terminate this Agreement only if we consent in writing, or if we are in breach of a material provision, and we do not cure this breach within thirty (30) days after receiving written notice from you via certified mail, return receipt requested addressed to our "Legal Department", describing the breach. This termination will not relieve you of any obligation to us, or to any third party for a program we arrange or sponsor, including, but not limited to, payment of royalties and advertising fees due and owing under this Agreement, or any other agreement or note with us or our affiliates, and including, but not limited to, your obligations under the post-termination covenant not to compete, the covenant not to solicit our customers, the covenant to protect our trade secrets and the covenant not to recruit or hire our employees.

24.2. Termination by Us. We may terminate your franchise for good cause. Good cause includes, but is not limited to, the defaults listed below.

This Agreement will terminate immediately upon delivery of notice of termination to you if:

(a) you discontinue the active conduct of the franchised business for more than two (2) consecutive days during the tax season; or, more than two (2) consecutive weeks during the off season, or more than two (2) consecutive days at any year round location in a national account; or,

(b)  you abandon the franchised business or the franchise relation; or,

(c) you or your shareholders or partners or guarantors make any material misrepresentation on the franchise application; or,

(d) you transfer or attempt to transfer your interest in this Agreement, or a controlling interest in a corporate franchisee without our prior written consent, or you fail to comply with our transfer requirements contained in paragraphs 25 through 30 of this Agreement; or,

(e) you are asked by any national account to close your franchised location, or we are advised by any national account that you are not meeting their standards for customer service, or we are asked by any national account to replace you, or you have violated any other provision of any national account agreement, or special stipulation applicable to a national account; or,

(f) you, any of your guarantors or a person owning a majority interest in the franchisee, is convicted of, or pleaded or pleads guilty or no contest to any past, present or future felony; or, is convicted of, or pleaded or pleads guilty or no contest to, a past or future criminal offense related to the franchised business (or any related business such as an accounting practice), including, but not limited to, tax fraud or tax evasion; or,

(g) you or your manager underreports your Gross Volume of Business by two percent (2%) or more, on two (2) or more occasions whether or not you subsequently rectify the deficiency; or,

(h) you or any of your guarantors, becomes insolvent, makes an assignment for the benefit of creditors, is unable to pay debts as they come due, or a petition under any bankruptcy law is filed by or against you or them; or,

(i)  you fail to successfully complete any of our required training programs;
     or,

(j) you do not open a franchised location in the Territory by January 8 next following the Effective Date, or you fail to open any of your franchised location(s) on January 8 of any subsequent tax season during the term of this Agreement; or,

(k) you or any of your guarantors violates the covenants found in paragraphs 13.3, 14.20, 21, 22 or 23 of this Agreement; or,

(l) you or any of your guarantors fails to cure, within the specified cure period, if any, or if no express cure period is specified, within ten (10) days after receipt of notice, a default of any collateral agreement with us, including, but not limited to, any promissory note, sublease, national account agreement, or any agreement with our affiliates, or with a third party for a program that we arrange or sponsor; or,

(m) you fail on three (3) or more occasions during any one (1) year period, to timely file the Gross Volume Report or the monthly or annual Profit and Loss Statement covering the franchised business as required in paragraphs 16.2 and
16.3 of this Agreement, regardless of whether these failures were corrected after notice; or,

(n) you fail on three (3) separate occasions during any one (1) year period to comply with any one or more provisions of this Agreement, including, but not limited to, obligations to pay when due, royalties and advertising contributions, lease payments, any promissory notes, supply invoices, or other payments, or any payments owed to a third party under any program we arrange or sponsor, regardless of whether these failures were corrected after notice; or,

(o) you breach any agreement related to the franchised business, with us or any third party, including, but not limited to, your landlord or your telecommunications provider, or any equipment lessor, or any lender to the franchised business, and you do not cure these breaches within the cure period specified, or if no cure period is specified, within a reasonable time as determined by us; or,

(p) you fail to qualify with the IRS or any state tax authority to file tax returns electronically at all your locations by January 8 of your first tax season, or you lose the right to file tax returns electronically with the IRS or any state for any of your locations at any time thereafter; or,

(q) you fail to pay any installment on any note with us, whether or not related to this Agreement, or you breach any other franchise agreement or option agreement with us, and we terminate such franchise agreement or option; (in such event, this Agreement and any other franchise agreements or unexpired options, will be terminated immediately upon the termination of such other agreement, and all notes with us will be immediately due and payable); or,

(r)  you fail to fully cooperate with the audit described in paragraph 17; or,

(s) you fail to hold a fall Tax School that complies with our then-current requirements; or,

(t) you fail to notify us within the time and manner provided by this Agreement that you want to sign a new franchise agreement, or you fail to meet the requirements to sign a new franchise agreement, including the requirement to return your signed new franchise agreement within 30 days from the date we mailed it to you for your signature. In such event, this Agreement will terminate immediately, without notice or the opportunity to cure, on its expiration date; or,

(u) any telephone number for the franchised business is disconnected for more than 48 hours, or is not operating by the time specified in paragraph 14.6 or as required by a national account; or,

(v) you conduct any advertising in another franchisee's territory that does not meet our requirements for such advertising.

We have the further right to terminate this Agreement immediately upon expiration of the listed cure period if:

(w) you fail to submit within five (5) days after written notice, your gross volume report and/or fail to pay us, any sums due under this or any collateral agreement, any note, or under any agreement with any third party for a program we arrange or sponsor; or,

(x) you fail to comply with minimum hours requirements within one (1) day after notice during the tax season, or five (5) days after notice during the off season; or,

(y) you fail to close any location you establish outside the Territory and remove all signage from that location within three (3) days after notice; or,

(z) you fail, within three (3) days after notice, to cease any activity designed to solicit another franchisee's customers, or you fail to transfer any telephone number used in connection with any location established in another franchisee's Territory, to that franchisee with all fees associated with that number paid up to the date of transfer; or,

(aa) you commit any act within or without the franchised business that would tend, in our opinion, to reflect poorly on the goodwill of our name or any of our Marks or the system, and you fail to cease this activity or cure this breach within five (5) days after notice; or,

(bb) you fail to send us your receipt copy for any unreported returns and pay any fees on the unreported gross volume within five (5) days after notice; or,

(cc)  you conduct any unapproved advertising more than one time; or

(dd) you fail to comply with any other provision, specification, standard, operating procedure or Manual provision, or any law or regulation applicable to the franchised business, or you operate your franchised business in a manner inconsistent with the Marks and you do not rectify the violation within ten (10) days after written notice is delivered; or,

(ee) you fail to display, within five (5) days after notice, our then-current exterior lighted sign that meets our specifications, and our then current and approved interior sign package and promotional materials.

24.3. Obligations After Termination or Expiration. After any termination (for any reason, by you or by us), expiration, cancellation or nonrenewal of this Agreement, you must comply with the following obligations:

(a) immediately pay all royalty fees, advertising fees, note payments, supply order bills, equipment leases, and any other money due and owing to us or our affiliates, or for any program we arrange or sponsor; and,

(b) immediately pay all money due and owing to third parties in connection with the franchised business, including, but not limited to, rental payments, equipment lessors, lenders, utility charges, phone charges, advertising charges, and Yellow Pages advertising fees; and,

(c) return to us, originals and all copies of all trade secret and confidential materials and client files, and also delete any of these from your hard drive. This includes, but is not limited to, the following: the Manual, all telephone numbers used in the franchised business, tax preparation software, training materials, processing software, work in progress, all "books" and "archives" program disks, all paper copies of customer tax returns, W2s, 1099s, 8453s, Bank Products paperwork or any other document related to a tax return, electronic filing or any Bank Product, leased equipment from any program we arrange or sponsor, all lists containing customer names, addresses, Social Security numbers; and,

(d) return to us or destroy according to our direction, all literature, sign facings, unused advertising materials bearing the Marks; and,

(e) stop all use of our Marks or any colorable imitation of them in any business; and,

(f) notify the telephone company and all listing agencies that you no longer have the right to use any telephone numbers used or advertised with the Marks, and authorize, on appropriate documents, their transfer to us or our designee; and,

(g) immediately cease identifying yourself, your shareholders or guarantors as a present or former Jackson Hewitt franchisee or franchise owner; and,

(h) comply with the post-term covenant not to compete found in paragraph 19 of this Agreement, and with any other covenant that requires your performance after termination of this Agreement, including, but not limited to, the covenant not to solicit our customers, the covenant to protect trade secrets, the covenant not to solicit our employees, the covenant to pay penalty and interest for any return prepared in your franchised business, your agreement to cooperate fully in any audit described in paragraph 17, and any covenants applicable to your employees that you are responsible for enforcing; and,

(i) provide us, with a complete listing of all your clients, their addresses, Social Security numbers and telephone numbers, and copies of their tax returns and bookkeeping files, and work in progress, which you acknowledge to be our sole property; and,

(j) cancel all assumed or fictitious name registrations; and,

(k) return to us all leased equipment from any leasing program we arrange or sponsor.

25.  STOCK RESTRICTIONS

If you are a corporation, or you assign or transfer your interest in this Agreement or issue or sell any additional stock, as provided for in paragraphs 26, 27, 28, 29 and 30 below, the stock certificates must bear the following legend:


         The sale, transfer, pledge or hypothecation of this stock is restricted pursuant to a right of first refusal, and restrictions on transfer, the terms of which are found in paragraphs 26, 27, 28, 29 and 30 of a Franchise Agreement dated between Jackson Hewitt Inc. and the issuer of shares in the corporation.

26.  ASSIGNMENT GENERALLY

26.1.  Assignment by Us.  This Agreement is fully assignable by us.

26.2. Assignment by You. This Agreement and the franchise it grants is personal to you, and you may only transfer or assign this Agreement, the franchise, or any stock in a corporate franchise, with our prior written approval, and according to the provisions described in paragraphs 27, 28 and 29, below. We reserve the absolute right to disapprove any proposed transfer, transferee, shareholder or partner, for any reason.

27. ASSIGNMENT TO A CORPORATION

If you meet the following conditions, you may assign this Agreement, without payment of an initial franchise fee, to a corporation in which you hold at least 51% of the issued and outstanding voting stock:

(a)  you actively manage the corporation and the franchised business; and,

(b) the corporation is newly organized and its activities are confined exclusively to acting as our franchisee under this Agreement; and,

(c) the corporation submits the corporate papers we request, and executes our required documentation and returns it to us within 30 days from the date we mailed it to you, in which the corporation agrees to be a party to and be bound by this Agreement; and,

(d) you execute our standard guaranty in which you, and all the other corporate officers, directors and shareholders agree to remain personally liable for all obligations found in this Agreement; and,

(e)  the stock certificates bear the legend contained in paragraph 25, above;
     and,

(f)  you pay an amendment fee of $300.00; and,

(g)  you, your shareholders and your guarantors execute a general release; and,

(h) you are in full compliance with all agreements or notes with us and with any third party for a program we arrange or sponsor.

28. TRANSFER WITHOUT CHANGE OF EFFECTIVE CONTROL

Your franchise is personal to you and may not be sold or transferred without our prior written approval, but we will permit a transfer of less than a controlling interest in any franchisee, subject to the following conditions:

(a)  you provide the transferee with our most current disclosure document; and,

(b) you are in full compliance with all agreements or notes with us and with any third party for a program we arrange or sponsor; and,

(c)  you comply with any of our other transfer requirements; and,

(d) you and your existing shareholders and guarantors execute a general release; and,

(e) the prospective transferee is not operating any business that competes with the franchised business; and,

(f)  you pay an amendment fee of $300.00; and,

(g) you and your transferee executes our required documentation, and returns it to us within 30 days from the date we mailed it to you.

29. TRANSFER OF EFFECTIVE CONTROL

29.1. Requirements. If we believe that the proposed transfer, when aggregated with all previous transfers, results in the transfer of effective control of the ownership or operation of the franchised business, in addition to the provisions contained in paragraphs 25, 26, 27, and 28, above, you must also comply with the following additional provisions:

(a) you notify us in writing of the proposed transfer, and provide us with complete details of all transfer terms, including the proposed transferee's name, address, financial qualifications, and business experience for the last five years; and,

(b) the proposed transferee completes our application, meets our then-current standards for franchisees, and agrees to become a franchisee at your location or another approved location within your Territory; and,

(c) the proposed transferee executes our then-current franchise agreement for a term equal to the remaining term of this Agreement, and executes all other agreements we customarily require of new franchisees; and,

(d) you pay us a transfer fee (we do not charge an initial franchise fee for a transfer) equal to ten percent (10%) of our then-current initial franchise fee; and,

(e) the transferee agrees to assume and honor any contractual and legal commitments arising from products and services you provided before the date of the transfer, including bills for the telephone number and Yellow Pages advertising used in the franchised business, and equipment leased through any program we arrange or sponsor; and,

(f) the transferee agrees to assume any and all penalties and interest liabilities incurred by your clients resulting (in our opinion) from your preparation of any client's tax returns, up to $150 for any one taxpayer; and,

(g) the transferee completes our required training programs to our satisfaction; and,

(h) you execute our standard guaranty form guaranteeing the performance of all obligations of this Agreement by the transferee; and,

(i)  you and your guarantors execute a general release.

When we consent to a transfer, we are not waiving any claims we have against you, or your guarantors, or our right to demand that you strictly comply with this Agreement or any post termination covenants in this Agreement.

29.2. Sale of Assets to Competitor Not Permitted. Unless we give you our prior written approval, you may not transfer or sell the franchised business or any portion of it, or substantially all of its assets, directly or indirectly to any competitive tax return preparation business unless at least one (1) year has passed after the termination or expiration of this Agreement, and we have elected not to exercise our right of first refusal.

29.3. Sale of Assets Without Transfer of Franchise Not Permitted. Unless we have given you our prior, written approval, you may not transfer or sell substantially all the assets of the franchised business without also conveying the franchised business.

30.  RIGHT OF FIRST REFUSAL

If under any of the provisions of paragraph 29, above, you propose to transfer or sell your ownership interest in the franchised business or its assets, you must give us a copy of the offer along with all documents expected to be signed either by you or the transferee. We have thirty (30) days after those documents have been delivered to us to exercise our right to purchase the franchised business on the same terms contained in the offer, except that we do not have to match any non-monetary provision. We may substitute cash for any form of payment, and we may substitute a creditworthy substitute purchaser. If we do not exercise our right of first refusal, you may accept the bona fide offer, subject to our prior approval of the person or entity you propose as a new franchisee as provided in this Agreement, and subject to the prohibitions found in paragraphs
29.2 and 29.3 above.

31.  DEATH OR DISABILITY

31.1. Management Pending Transfer or Disability. You authorize us to take any steps that we deem necessary to manage your franchised locations, pending an approved transfer according to this paragraph in the event of your death, or if you are otherwise physically or mentally incapable of running the franchised business. We are entitled to receive reasonable compensation for rendering these services.

31.2. Death or Permanent Disability. You acknowledge that this Agreement is personal to you and was granted solely on your qualifications to become our franchisee. If there has been no prior arrangement for the transfer of the franchised business, or the stock of any person owning a majority interest in the franchisee, in the event of death or permanent disability, this Agreement terminates automatically thirty (30) days after your death or permanent disability. Permanent disability occurs when your usual, active participation in the franchised business has ceased for a period of thirty (30) consecutive days.

31.3. Transfer. You may transfer your interest in this Agreement by will or shareholders' agreement to someone to whom the assets of the business have also been transferred or bequeathed, without payment of an initial franchise fee, or transfer fee, subject to the remaining conditions contained in paragraph 29, above.

31.4. Manner of Effecting the Transfer. This Agreement will terminate thirty
(30) days after your death or permanent disability, unless your personal representative or guardian notifies us within that time of: (a) the name of the proposed transferee; and, (b) a willingness of the estate or guardian to continue the business. We will then have 150 additional days to approve the proposed transferee, and the personal representative or guardian shall have a concurrent period of time to effect the transfer. The transfer documents shall be approved by us in advance.

31.5. Further Transfer by Transferee. The new franchise agreement signed by the transferee shall not permit further assignment or transfer without payment of an initial franchise fee or transfer fee.

32.  INDEMNIFICATION

If we or any of our current or former affiliates, assigns, subsidiaries, officers, directors, employees, agents or successors are subjected to any claim, demand, penalty, or become a party to any suit or other judicial or administrative proceeding or investigation (whether formal or informal), or enter into any settlement, by reason of any claimed act or omission by you, your customers, your current or former employees, your officers or directors, or guarantors, or agents, by reason of any act or omission occurring in the franchised business, or by any act or omission with respect to the franchised business, whether resulting from our negligence, that of our current or former affiliates, officers, directors, employees, agents or successors, you and your guarantors shall indemnify, defend, and hold us, our current or former affiliates, directors, officers, employees, agents or successors harmless against all judgments, pre-suit investigation costs, settlements, penalties and expenses, including attorneys' fees, court costs, and other expenses of litigation, incurred or imposed on us or our current or former affiliates, directors, officers, employees, agents or successors, in connection with the investigation or defense relating to the claim or litigation or administrative proceeding brought by or against us for collection of money judgments arising out of the above-recited actions. This indemnity continues after termination or expiration of this Agreement. You must give us notice of any such action, suit, proceeding, claim, demand, inquiry, or investigation as soon as possible. We may voluntarily, but under no circumstances are we obligated to, assume the defense or settlement of the proceeding or claim. We have the sole discretion to choose our own attorneys, and to consent to judgment or agree to settlement, if there are reasonable grounds.

33. CONTRACT INTERPRETATION AND ENFORCEMENT

33.1. Governing Law. This Agreement is accepted by us in the State of Virginia. In any suit, action, or claim brought by you or your guarantors against us, our present or former agents and employees, in any arbitration, court, or other proceeding, and which in any way arises out of, or relates to, your franchise relation with us, including, but not limited to, any and every aspect of the process of entering into the franchise relation, or any guaranty, our performance in connection with this relation, this Agreement, any collateral agreement with us, or any termination, rescission, cancellation, or nonrenewal of the franchise relation, only Virginia law, including Virginia statutes of limitation and repose, shall apply to all claims asserted, whether sounding in tort, contract or otherwise.

However, you and we agree that in any suit pending in any state or county court in Virginia which involves the parties to this Agreement, or our current or former agents or employees, deposition transcripts and affidavits may be used by any party in support of a Motion for Summary Judgment, and that this provision shall survive the termination, cancellation, expiration or revocation or other termination of this Agreement.

33.2. Jurisdiction. You and your guarantors consent to venue and personal jurisdiction in all litigation brought by us against you or your guarantors, which in any way arises out of your franchise relation with us, including, but not limited to, any and every aspect of entering into the franchise relation, this Agreement, any guaranty, any collateral agreement with us, or any termination, rescission, cancellation or nonrenewal of the franchise relation, in the following courts: (a) the state or county court of any city or county where we have our principal place of business, (presently, the City of Virginia Beach, Virginia); and, (b) the United States District Court nearest to our principal place of business, (presently the Eastern District of Virginia, Norfolk Division).

33.3. Venue. You and your guarantors agree that in any suit or action brought against us, or our present or former agents and employees, for any reason, that arises out of, or relates to, your franchise relation with us, including, but not limited to, any and every aspect of the process of entering into the franchise relation, this Agreement, any guaranty, any collateral agreement with us, or any termination, rescission, cancellation or non-renewal of the franchise relation, such action shall be brought and venue shall be proper only in the following courts and no others: (a) for cases where federal jurisdiction would not exist if the case were brought in federal court, the state or county court of any city or county where we have our principal place of business (presently, the City of Virginia Beach, Virginia); and, (b) for all other cases, the United States District Court nearest to our principal place of business, (presently the Eastern District of Virginia, Norfolk Division). If any of these courts are abolished, venue shall be proper only in the state or federal court nearest to our principal place of business, and all cases where federal jurisdiction would exist if such case were brought in federal court, must be brought in federal court.

In the event the above forum selection clause is declared void or unenforceable, and any motion we bring to change or transfer venue to a court sitting in Virginia is unsuccessful, then you or your guarantors must submit any and all suits, claims and actions against us, our present or former agents and employees, and including any action contesting the validity of this arbitration provision, as described in the above paragraph, to arbitration in the Cities of Virginia Beach or Norfolk, Virginia, or as near thereto as possible, with the American Arbitration Association, in accordance with its rules and regulations; provided, however, that if the forum selection aspect of this arbitration clause is also declared void or unenforceable, then you and your guarantors must submit all suits, claims or actions against us as described in the above paragraph, to arbitration with the American Arbitration Association at a location nearest you.

Each claim or controversy will be arbitrated by you on an individual basis, and shall not be consolidated in any arbitration action with the claim of any other franchisee or former franchisee.

In any arbitration proceeding between the parties to this Agreement, the parties shall allow and participate in discovery in accordance with the Federal Rules of Civil Procedure, as then in effect in the Eastern District of Virginia. Unresolved discovery disputes may be brought to the attention of the Chair of the arbitration panel, and disposed of by him or her.

33.4. Agent for Service of Process. We appoint the entities found in Exhibit L as our agents for service of process. You appoint:
========================================
========================================

as your true and lawful agent, to receive service of process in any litigation arising under this Agreement or any collateral agreement. Service upon your agent has the same force and validity as if personal service had been obtained on you, provided that we send you notice of service and a copy of the matter served, via certified mail, or overnight delivery service, addressed to you at the address specified on the Signature Page of this Agreement or any other address you have given us. If you want to change your agent for service of process after the Effective Date of this Agreement, you must notify us by certified mail, return receipt requested, addressed to our Legal Department.

33.5. Waiver of Jury Trial. In any action or suit brought by or against either party to this Agreement (including any action against our agents or present or former employees), any note, or any guarantee or collateral agreement related to this Agreement, that in any way arises out of, or relates to your franchise relation with us, including but not limited to, any and every aspect of the process of entering into such relation, our performance in connection with the franchise relation, this Agreement, any termination, rescission, cancellation or nonrenewal of the franchise relation, any disputes arising out of this Agreement, or any collateral agreement with us, you and we agree that in the event that such action is resolved through a court proceeding, such action shall be tried to a court without a jury, regardless of the venue of such action.

---------------
initials
---------------
initials

33.6. Waiver of Punitive Damages. You, your guarantors and we shall waive to the fullest extent permitted by law, any right or claim for punitive or exemplary damages against the other party (including any claims against our agents or current or former employees), in the event of any dispute between us, that arises out of or relates to your franchise relation, including, but not limited to, any and every aspect of the process of entering into the franchise relation, this Agreement, any collateral agreement with us, our performance in connection with the franchise relation, or any termination, rescission, nonrenewal or cancellation of this franchise relation. Each party shall be limited to the recovery of only the actual damages each may sustain, except that we are entitled to punitive and exemplary damages and injunctive relief if you or your guarantors infringe on any of our Marks.

33.7. No Class Actions. You agree that for our system to function properly, we cannot be burdened with the costs of litigating system-wide disputes. You agree that any dispute between you and us is unique as to its facts, and you shall not institute, join or participate in any class action against us.

33.8. Costs of Enforcement. If we institute any legal or equitable action or arbitration against you or your guarantors or you, or your guarantors institute any legal or equitable action or arbitration against us or our current or former agents and employees, that in any way arises out of or relates to your franchise relation with us, including but not limited to, any and every aspect of the process of entering into such relation, this Agreement, any collateral agreement with us, or any termination, rescission, cancellation or nonrenewal of such relation, and we are the prevailing party in any such proceeding, as the term "prevailing party" has generally and essentially been interpreted in case decisions construing such term under 42 U.S.C. 1988, we are entitled to recover from you or your guarantors, the actual attorneys' fees we incur, as well as the reasonable value of our in-house counsel time, together with court costs and expenses of suit, such as investigation, arbitration fees, audit, professional and witness fees, and the costs of collection of any money judgment rendered against you or your guarantors.

33.9. Construction and Severability. All references in this Agreement to the singular shall apply to the plural where it applies, and all references to the masculine shall include the feminine.

If any part of this Agreement is declared invalid, this decision shall not affect the validity of any other part, which shall remain in full force and effect.

33.10. Notices. All written notices permitted or required to be delivered by the terms of this Agreement or the Manual, shall be deemed so delivered when actually received or delivered by hand, telefax, or three (3) days after having been placed in the U.S. mail or one (1) day after having been left with an overnight delivery service or one (1) day after being sent by E-Mail on the Jackson Hewitt network. Notices to us shall be addressed "Attention: President" at our current home office business address or to you at the most current address of which we have been notified in writing or via E-Mail with any of your 3-letter codes. If you refuse to sign for or accept any notice as provided above, or you have moved without giving us a good address, notice will be effective by any means described above to whatever addresses we have.

33.11. Scope and Modification of this Agreement. This Agreement is the entire agreement between us and supersedes all earlier and contemporaneous oral or written agreements or understandings between you and us about this Agreement, including, but not limited to any and all oral or written representations concerning the cost or profitability of this investment. No modification or change to this Agreement shall have any effect unless it is in writing and signed by you and our authorized agent or employee.

If we consent to an amendment made at your request, you must pay our then-current amendment fee, and, we may require you and your guarantors to execute a general release of all claims against us, as a condition of granting the amendment.

Any amendment you request must be returned to us within thirty (30) days from the date we send it to you. If it is not returned within such time, we are under no obligation to grant the requested amendment.

33.12. Waiver. No waiver by us of any breach or series of breaches of this Agreement shall constitute a waiver of any additional breach or waiver of the performance of your obligations under this Agreement, and no custom or practice of the parties that varies from this Agreement shall prevent us from demanding strict compliance with any term of this Agreement. Our acceptance of any payment from you or our failure, refusal or neglect to exercise any right under this Agreement to insist upon full compliance with your obligations under this Agreement, or with any specification, standard or operating procedure or rule, will not constitute a waiver of any provision of this Agreement.

33.13. Independent Contractors. You specifically agree that you are an independent contractor and that no principal-agent, partnership, employment, joint venture or fiduciary relation exists between you and us. You are solely liable for any damages to any person or property arising directly or indirectly out of the operation of your franchised business. You are solely liable for any taxes levied on you, or any rental or utility payments, or telephone, or advertising or Yellow Pages charges. You are not authorized to make any contract, warranty or representation, or incur any obligation on our behalf. You must enter into all contracts, agreements, purchase orders, and leases with third parties using the name of the entity that signed this agreement. You may not use "Jackson Hewitt Inc.", "Jackson Hewitt" or "Jackson Hewitt Tax Service" or any similar name to enter into any kind of contract or in any dealings with third parties. This Agreement is solely a license to use the name "Jackson Hewitt Tax Service" in a tax return preparation business using our Marks and our operating system.

33.14. Survival of Obligations. The obligations in this Agreement which by their terms require or may require performance after the expiration or termination of this Agreement, including, but not limited to, any personal guaranty or covenant not to compete, are enforceable notwithstanding the expiration or termination, for any reason whatsoever, of this Agreement.

33.15. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be considered an original.

33.16. Damages for Service Mark Infringement and Other Violations. If you violate our federal or common law trademark or service mark rights, our right to injunctive relief shall not preclude our recovery of money damages from you as provided by federal, state or common law.

We or our designee may obtain without bond, temporary and permanent injunctions and orders of specific performance: to enforce our exclusive rights in our Marks, your post-termination or expiration obligations, or to prevent an unauthorized assignment or transfer of your franchise, or the unauthorized disclosure of our trade secrets, or to prohibit any act or omission by you or your employees that constitutes a violation of any law or regulation, is dishonest or misleading to any current or prospective customers of the franchised business, constitutes a danger to any other franchisees, employees, customers, or to the public, or that may impair the goodwill of our Marks.

33.17. Effective Date. This Agreement is effective on the date indicated on the Signature Page, only after acceptance and execution by our authorized representative at our principal place of business.

33.18. Acknowledgment. You acknowledge that we or our agents have not made any warranty, or guaranty, express or implied as to the potential volume, profit, income, success or quality of software, advertising, support, the operating system, the business contemplated by this Agreement, or any other matter. You acknowledge that you have conducted an independent investigation about the franchise described in this Agreement and in the Offering Circular, and you recognize that it involves business risks, and that the success of this venture is largely dependent upon your business ability. You acknowledge that your entire knowledge of our income tax software and operating system was derived from information we provided to you and that such information is proprietary and confidential and our trade secret. You acknowledge that our attorneys, accountants or other advisors have not advised or represented you in connection with this Agreement. You also acknowledge that our sales personnel and officers are not authorized to make any claims or statements as to the prospects or chances of success that you can expect or that other franchisees have had, other than what is contained in the Offering Circular. Our sales representatives, officers and employees are not permitted to make such claims or statements, nor are they authorized to represent or estimate, other than any information contained in the Offering Circular, any dollar figures as to specific franchised businesses owned or franchised by us, and we will not be bound by any such statements or representations.

You admit that by voluntarily entering this Agreement with us, you are entering into an agreement that is accepted in the State of Virginia, and that you understand that provisions of this Agreement require you to submit to jurisdiction and venue in Virginia courts for any dispute you have with us arising from this Agreement or the process of entering this Agreement or the termination, cancellation or nonrenewal of this Agreement.

You acknowledge that in granting this franchise, we have relied on the representations contained in the Confidential Franchise Application, and that you and all your shareholders and partners represent that all information contained in the application, and in any accompanying materials is true and correct and contains no misleading statements, and does not contain any material omissions.

You acknowledge that we have provided you with our franchise Offering Circular not later than the earlier of the first personal meeting held to discuss the sale of this franchise, ten (10) business days before execution of this Agreement, or ten (10) business days before you gave us any money or other consideration.

You acknowledge that we provided you with a copy of this Agreement and all related documents, with all material terms filled in, at least five (5) business days before you signed it or paid us any consideration.

             SIGNATURE PAGE - FRANCHISE AGREEMENT - SOLE PROPRIETOR



YOU REPRESENT THAT YOU HAVE READ THIS AGREEMENT AND OUR UNIFORM FRANCHISE OFFERING CIRCULAR IN THEIR ENTIRETY, AND THAT YOU HAVE BEEN GIVEN THE OPPORTUNITY TO CLARIFY ANY PROVISIONS AND INFORMATION THAT YOU DID NOT UNDERSTAND, AND TO CONSULT WITH AN ATTORNEY OR OTHER PROFESSIONAL ADVISER. YOU FURTHER REPRESENT AND WARRANT THAT YOU UNDERSTAND THE TERMS, CONDITIONS, AND OBLIGATIONS OF THIS AGREEMENT AND THE FRANCHISE, AND AGREE TO BE BOUND BY THEM.

The parties have signed and sealed this Agreement below.


                           FRANCHISER: JACKSON HEWITT INC.


                           By:                                     SEAL
                  Keith E. Alessi, Chairman, President and CEO



                           FRANCHISEE:

                           /s/                                     SEAL
                           Signature of Sole Proprietor


                           Print Name of Sole Proprietor


                           Home Address of Sole Proprietor



                           (        )
                           Home Telephone No. of Sole Proprietor

                           Your Entity No., (if known):









The Effective Date of this Agreement is:                           .

This Agreement expires at midnight on:                             .

                      GUARANTY OF FRANCHISEE'S UNDERTAKINGS

In consideration of, and as an inducement to Jackson Hewitt Inc. ("Jackson Hewitt"), to execute the Franchise Agreement dated , between , the franchisee, and Jackson Hewitt, the undersigned Guarantor(s) hereby guarantee(s) that franchisee, will timely and fully perform each and every provision, covenant, payment, agreement and undertaking found in the Franchise Agreement, any note, any other collateral agreement with Jackson Hewitt, and any agreement with a third party for any program arranged or sponsored by Jackson Hewitt (the "liabilities"). The guarantee is absolute and continuing, and covers any and all present or future obligations, including all post-termination obligations. In addition, guarantors agree to comply personally with all the following convenants: paragraphs Exclusive Dealing, paragraph 14.20; Covenant Not to Compete, paragraph 19, Covenant Not to Solicit, paragraph 20, Covenant to Protect our Trade Secrets, paragraph 21, Covenant Against Recruiting or Hiring our Employees, paragraph 23, and any other covenants, which by their terms require performance after the termination of the Franchise Agreement.

Guarantor(s) acknowledge(s) that Jackson Hewitt, its successors and assigns, may from time to time, without notice to guarantor(s), do any or all of the following: (a) resort to guarantor(s) for payment of any liabilities, whether or not it or its successors have resorted to any property securing any of the liabilities, or proceed against any of the guarantor(s) or against any party primarily or secondarily liable on any of the liabilities covered by this guaranty; (b) release or compromise any liability of any guarantor(s), or the liability of any party who is primarily or secondarily liable on any of the liabilities covered by this guaranty; (c) extend, renew or credit any of the liabilities for any period (whether or not the original period); (d) alter, amend or exchange any of the liabilities; or, (e) give any other form of indulgence, whether under the Franchise Agreement or not.

Guarantor(s) waive(s) presentment, demand, notice of dishonor, protest, nonpayment and all other notices whatsoever, including, but not limited to, notice of acceptance, notice of all contracts and commitment, notice of the existence or creation of any liabilities under the Franchise Agreement, and of the amount and terms thereof, and notices of all defaults, disputes or controversies between it and franchisee resulting from the Franchise Agreement or otherwise, and the settlement, compromise or adjustment of any liabilities.

Guarantor(s) agree(s) to pay all expenses Jackson Hewitt incurs in attempting to enforce the Franchise Agreement or this guaranty against the franchisee or the guarantor(s), including reasonable attorney's fees, collection agency fees, court costs, witness fees, filing fees if such are incurred in enforcing this guaranty. Guarantors hereby authorize Franchiser to order updated credit reports on Guarantors at any time without notice.

Any waiver, extension of time or other indulgence granted from time to time by Jackson Hewitt or its agents, successors or assigns with respect to the Franchise Agreement or this guaranty shall in no way modify or amend this guaranty, which shall be continuing, absolute, unconditional and irrevocable.

Guarantors hereby waive any defense arising by reason of any disability, insolvency, lack of authority or power, death, insanity, minority, dissolution or any other defense of Franchisee, any Guarantor, or any other surety or guarantor of the obligations of the Franchise Agreement.

In witness whereof, each guarantor has executed and sealed this guaranty under seal effective on the date of the Franchise Agreement.

         /s/                       SEAL              /s/
SEAL
         Signature of Guarantor                      Signature of Guarantor


         Address                                     Address


         (        )                                  (        )
         Home Telephone No.                          Home Telephone No.

         /s/                       SEAL              /s/
SEAL
         Signature of Guarantor                      Signature of Guarantor


         Address                                     Address


         (        )                                  (        )
         Home Telephone No.                          Home Telephone No.

                                   SCHEDULE A

                                 Your Territory

                                   SCHEDULE B

                                 The Franchisee


List the names and addresses of each person owning an interest in this Agreement and the percentage of each person's interest:










Attach certified copies of the Articles of Incorporation, By-laws, Corporate Resolutions electing Board of Directors, Officers, and all corporate documents authorizing franchisee to enter into this Agreement, including any document which contains any reference to the transfer restrictions shown on stock certificates.

                                   SCHEDULE C

                     Special Stipulations - Sole Proprietor

         If there is any conflict between the following and the printed
provisions of the Franchise Agreement dated                  ,  the following
Special Stipulations shall control:







JACKSON HEWITT INC.                                  FRANCHISEE:

                                                     /s/                                         SEAL
By:                                         SEAL  Signature of Sole Proprietor
         Keith E. Alessi

Title: Chairman, President and CEO                Print Name of Sole Proprietor



                                                    /s/                                         SEAL
                                                  Guarantor's signature

                                   SCHEDULE D

           ELECTION TO EXCLUDE PRE-EXISTING CLIENTS - Sole Proprietor

This election is made by                               , franchisee, ("you" or
"your"), and accepted by Jackson Hewitt Inc., ("we", "us" or "our"), on       .

Before you entered into the Franchise Agreement dated                 , for the
territory known as zip codes:                         , you engaged in the
business of preparing tax returns.

Either: 1) you elect to exclude the revenues generated by these clients ("pre-existing clients") from royalties and advertising as provided for by the Franchise Agreement; or 2) you state that you have no pre-existing clients.

If you have pre-existing clients, you agree to provide to us on disk, in the format we require, a list of the names and social security numbers of all your pre-existing clients you wish to include as part of this election.

We agree that in consideration of the payment of $5.00 per pre-existing client, the revenue generated by the preparation of income tax returns for the pre-existing clients will be excluded from the royalties and advertising described in the Franchise Agreement.

You further agree that if you do not: 1) pay the correct fee; and, 2) provide, in the format we require, this information to us at our home office at the earlier of: the date you open for business; or December 19 immediately after the Effective Date, you will lose the opportunity to exclude pre-existing clients from the royalties and advertising fees provided for in the Franchise Agreement.

You agree to provide us with periodic sales reports detailing any revenues derived from the pre-existing clients whenever we request them, and that these reports shall be signed and certified by you as true and correct.

                          ***SELECT ONE OPTION ONLY***

           I want to exclude pre-existing clients from royalty and advertising fees by paying $5.00 per pre-existing client.


JACKSON HEWITT INC.                                  FRANCHISEE:


By:                                         SEAL              /s/                                         SEAL
         Keith E. Alessi                                      Signature of Sole Proprietor

Title: Chairman, President and CEO
                                                              Print Name of Sole Proprietor
                                                     OR

           I have no pre-existing clients to exclude from royalty and advertising fees.

JACKSON HEWITT INC.                                  FRANCHISEE:


By:                                         SEAL              /s/                                         SEAL
         Keith E. Alessi                                      Signature of Sole Proprietor

Title: Chairman, President and CEO
                                                              Print Name of Sole Proprietor



                                   SCHEDULE E

              SPECIAL STIPULATION MONTGOMERY WARD - Sole Proprietor

This Special Stipulation is entered into between Jackson Hewitt Inc., the franchiser, ("we" "us" or "our") and franchisee, ("you" or "your") and shall control in the event of any conflict
 between it and the Franchise Agreement dated                             .

                                  Introduction

We have acquired the right to operate Jackson Hewitt Tax Service offices in Montgomery Ward department stores ("leased departments") pursuant to the Master License Agreement ("Master License") which is incorporated by reference into this Special Stipulation. The Master License may be modified or extended from time to time.

We offer you the right to operate a Jackson Hewitt Tax Service office in the leased department which is designated on the attached Supplement. You acknowledge that this right is subject to the terms of both the Franchise Agreement and the Master License.

Because the Master License may, in certain instances, contradict or supersede the Franchise Agreement, we amend the Franchise Agreement as follows:

                                 Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office in the leased department designated in the attached Supplement, subject to and subordinate to the Master License. In addition to all the other provisions of the Master License, you agree as follows:

         a. You will fully and timely perform, comply with, and faithfully discharge all our obligations under the Master License that apply to your operation of the leased department.

         b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of, or default of, the Master License that would permit Montgomery Ward to terminate the Master License with us or with any of our other franchisees.

         c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Montgomery Ward, and you will promptly forward to us the original of any communication you receive from Montgomery Ward.

         d. If requested by Montgomery Ward, you agree to execute such additional Supplements or any other agreements as may be required from time to time in order to document the rights of Montgomery Ward, you or us.

2. This Special Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Master License Agreement. In the event of any inconsistency between the Franchise Agreement and the Master License, to the extent that the Master License imposes lesser obligations upon you, the provisions of the Franchise Agreement shall prevail as to you. However, if you are prohibited by the Master License from performing all the obligations contained in the Franchise Agreement, you are required to perform all the obligations contained in the Franchise Agreement that are not prohibited by the Master License.

3. The Master License has an initial term of one (1) year and is renewable for additional one (1) year terms at the option of us or Montgomery Ward upon thirty
(30) days written notice prior to the expiration of any then-current term. We make no representations or promises about renewal or extension of the Master License.

4. You are permitted to open a Jackson Hewitt Tax Service office in the leased department during the first tax season (January 8 through April 15) following the Effective Date of the Franchise Agreement. You must notify us each year in a writing received by us no later than December 1 if you wish to operate a Jackson Hewitt Tax Service office in Montgomery Ward for additional tax seasons. If we do not receive notice from you by December 1, we are free to operate or license a third party to operate a Jackson Hewitt Tax Service office in the leased department pursuant to paragraph 2.4 dealing with national accounts of the Franchise Agreement. If you commit to operate in a specific Montgomery Ward store, and you fail to open in that requested store by January 8, we can terminate the Franchise Agreement.

Termination of your right to operate, or your election not to operate, from the leased department shall not constitute a default of the Franchise Agreement unless this termination or election results in any other default of the Franchise Agreement. You are required by the Franchise Agreement to open a storefront Jackson Hewitt Tax Service office in your territory no later than the second tax season following the Effective Date of the Franchise Agreement.

5. You must carry whatever insurance is required by Montgomery Ward. The latest requirements are: Workers' Compensation as required by law, Comprehensive General Liability Insurance (including coverage for contractual liability, product liability, and such hazards as false arrest, detention or imprisonment, malicious prosecution, libel, slander, defamation of character, invasion of privacy, and wrongful entry, naming Montgomery Ward and us as additional insureds, with a combined single limit of liability for bodily injury and property damage of not less than $1,000,000. The policy shall provide for 10 days prior notice of any change in the policy for each additional insured. Send your certificate to: Montgomery Ward & Co., Business Ventures, 5-3, 844 N. Larrabee, Chicago, IL 60671, or such other address we or Montgomery Ward provides.

6. Under the Master License, Montgomery Ward will collect all gross income generated by your Jackson Hewitt Tax Service office, retain the fees described on the Supplement in lieu of rent, and a 3% service fee for any sales made on credit cards issued or approved by Montgomery Ward, and remit the balance to us at the end of each fiscal week of operation. The Gross Volume of Business shall include all gross revenues of the leased department prior to deductions imposed by Montgomery Ward under the Master License. Subject to any offsets or deductions permitted by the Franchise Agreement, we agree to remit to you within a reasonable period of time after we receive them, any amounts received by us from Montgomery Ward on your account, less any amounts you owe us under the Franchise Agreement, or any note or for supplies.

You may hold Tax School in Montgomery Ward if permitted by the store manager. You must pay a rental to us of $250.00 for Tax School. If permitted by the Montgomery Ward manager, you may have off-floor space for off season hours for $100.00 per month paid to us in advance.

7. Between January 8 and April 15, your Jackson Hewitt Tax Service office must be open for the hours specified in the Franchise Agreement. If your Montgomery Ward store manager requires longer hours than those specified in the Franchise Agreement, you must comply with those hours. Notwithstanding the provisions the Franchise Agreement, you will not be in default of the Franchise Agreement for failure to maintain minimum hours of operation, if such minimum hours of operation are otherwise prohibited by the terms of the Master License or other policies of Montgomery Ward.

The parties have signed and sealed below.



JACKSON HEWITT INC.                                           FRANCHISEE

                                               /s/                    SEAL
                                             Signature of Sole Proprietor
By:                                 SEAL
Keith E. Alessi, Chairman, President and CEO

                                            Print Name of Sole Proprietor



                                            Your Entity No. (if known):

                  MONTGOMERY WARD SUPPLEMENT - Sole Proprietor

This Supplement to the Special Stipulation dated                     , by and
between Jackson Hewitt Inc., the sublicensor, and
                                                        , sublicensee.


                  1.  Effective Date of Supplement:

                  2.  Type of licensed department to be operated in this
         location:      Income     Tax Return Preparation

                  3. License Fee due under Supplement: Thirteen percent (13%) of the Gross Income from $1 to $50,000.00; plus Ten Percent (10%) of all gross income from $50,001.00 to $100,000.00, plus Eight Percent (8%) of all gross income over $100,000.00, plus 3% of all credit card sales.

                  4. Address of Montgomery Ward store in which or proximate to which this licensed department will be operated:

                  5. Sublicensee agrees to be bound by all Merchants' Association Rules, Regulations, and By-laws, if any, which now exist, or hereafter are adopted for this location.

You have signed this Supplement on                                     .



                           SUBLICENSEE:


                           FRANCHISEE

                          /s/                                         SEAL
                          Signature of Sole Proprietor


                          Print Name of Sole Proprietor

                          Your Entity No. (if known):

                                   SCHEDULE F

        SPECIAL STIPULATION WAL-MART SEASONAL LOCATION - Sole Proprietor

This Special Stipulation is entered into between Jackson Hewitt Inc., the
franchiser, ("we" "us" or "our") and              franchisee, ("you" or "your")
and shall control in the event of any conflict between it and the Franchise
Agreement dated                             .

                                  Introduction

We have acquired the right to operate Jackson Hewitt Tax Service offices in selected Wal-Mart stores ("Wal-Mart seasonal sites") pursuant to an agreement with Wal-Mart Stores, Inc. ("Wal-Mart Agreement") which is incorporated by reference into this Special Stipulation. The Wal-Mart Agreement (including rental terms) may be modified from time to time.

We offer you the right to operate a Jackson Hewitt Tax Service office in the Wal-Mart seasonal site designated on the attached Supplement. You acknowledge that this right is subject to the terms of both the Franchise Agreement and any Wal-Mart Agreement.

Because the Wal-Mart Agreement may, in certain instances, contradict or supersede the Franchise Agreement, we amend the Franchise Agreement as follows:

                                 Grant and Terms

1. You agree to operate a Jackson Hewitt Tax Service office in the Wal-Mart seasonal site designated in the attached Supplement, subject to and subordinate to the Wal-Mart Agreement. In addition to all the other provisions of the Wal-Mart Agreement and any requirements imposed by Wal-Mart, you agree as follows:

         a. You will fully and timely perform, comply with, and faithfully discharge all our obligations under the Wal-Mart Agreement that apply to your operation of the Wal-Mart seasonal site.

         b. You will not do anything or fail to do anything, or permit anything to occur that would constitute a breach of or default of the Wal-Mart Agreement or any requirement of Wal-Mart, which would permit Wal-Mart to terminate the Wal-Mart Agreement with us or with any of our other franchisees.

         c. You will immediately notify us by telephone, telefax, overnight mail, telegram or other similar means of communication if you receive any notice of default or other notice from Wal-Mart, and you will promptly forward to us the original of any communication you receive from Wal-Mart.

         d. If requested by Wal-Mart, you must execute such additional Supplements or any other agreements as may be required from time to time in order to document the rights of Wal-Mart, you or us.

2. This Stipulation is a sublicense between us as sublicensor and you as sublicensee, and it is not an assignment of the Wal-Mart Agreement. In the event of any inconsistency between the Franchise Agreement and the Wal-Mart Agreement, to the extent that the Wal-Mart Agreement imposes lesser obligations upon you, the provisions of the Franchise Agreement shall prevail as to you. However, if you are prohibited by the Wal-Mart Agreement from performing all the obligations contained in the Franchise Agreement, you are required to perform all the obligations contained in the Franchise Agreement that are not prohibited by the Wal-Mart Agreement.

3. The Wal-Mart Agreement between us and Wal-Mart is perpetual but is subject to review and revision by Wal-Mart and may be terminated by Wal-Mart at any time. Your right to operate in Wal-Mart expires at the earlier of: the date Wal-Mart terminates our rights to operate in Wal-Mart; October 1 of any year you fail to notify us that you will operate in Wal-Mart for the immediately following tax season; the date your Franchise Agreement is terminated for any reason or when it expires; the date that we are notified by Wal-Mart that your particular location must be closed; or, the date Wal-Mart requests that you be replaced by a different franchisee or by us. In these events, we have all rights available in paragraph 2.4 of the Franchise Agreement.

Termination or expiration of your right to operate, or your election not to operate, from the Wal-Mart seasonal site shall not constitute a default of the Franchise Agreement unless this termination or election results in any other default of the Franchise Agreement.

4. If this is your first tax season, you may operate in exclusively from Wal-Mart if you do not have a storefront, and you must operate in Wal-Mart from January 8 through April 15. If you have a storefront, you may elect to operate in Wal-Mart for the entire tax season or only from January 8 through the last weekend in February. If you elect not to operate in Wal-Mart between the last weekend in February and April 15, you must notify us no later than the second Friday in February of this decision. There is no option to operate in any Wal-Mart only between the last weekend in February through April 15. You must open a storefront location no later than January 8 of your second tax season.

5. You must notify us each year in writing accompanied by prepaid rent as described below, received by us no later than October 1 if you wish to operate a Jackson Hewitt Tax Service office in the Wal-Mart seasonal site for the subsequent tax season. If you request a specific Wal-Mart store, and Wal-Mart approves the store for a Jackson Hewitt location, you must be open for business in the requested Wal-Mart by January 8. If you fail to open in the requested Wal-Mart by January 8, we can terminate your Franchise Agreement.

6. Under the Wal-Mart Agreement you will pay us the following fees or such other fees as established by Wal-Mart:

         Supercenter Wal-Mart. If you occupy a Wal-Mart Supercenter, your rent is:

         From January 8 through the last Saturday in February: $3500.00; and,

         From the last Saturday in February through April 15 or the last day of tax season if April 15 is on a weekend: $2000.00.

         Regular Wal-Mart.  If you occupy a regular Wal-Mart, your rent is:

         From January 8 through the last Saturday in February: $2750.00; and,

         From the last Saturday in February through April 15 or the last day of tax season if April 15 is on a weekend: $1600.00.

         Hometown Wal-Mart.  If you occupy a Hometown Wal-Mart, your rent is:

         From January 8 through the last Saturday in February: $1,000.00; and,

         From the last Saturday in February through April 15 or the last day of tax season if April 15 is on a weekend: $500.00.

You must pay us an amount equal to the full rent for the period from January 8 through the last Saturday in February no later than October 1 of each year in order to use the Wal-Mart site.

7. Between January 8 and April 15, your Jackson Hewitt Tax Service office must be open for the hours specified in the Franchise Agreement. If your Wal-Mart store manager requires longer hours than those specified in the Franchise Agreement, you must comply with those hours. Notwithstanding the provisions of the Franchise Agreement, you will not be in default of the Franchise Agreement for failure to maintain minimum hours of operation, if such minimum hours of operation are otherwise prohibited by the terms of the Wal-Mart Agreement or other policies of Wal-Mart.

8. You acknowledge that the location in Wal-Mart for the franchised business will be selected solely by Wal-Mart.

9. You must have the following insurance to operate in Wal-Mart: Product Liability with limit of $500,000 and General Liability covering both bodily injury and property damage with a limit of $500,000. You must list Wal-Mart as an additional insured and present whatever proof of insurance is required by Wal-Mart. You must send your proof of insurance to us and not to Wal-Mart.

10. You and your employees shall not be considered Wal-Mart employees, and you shall not be eligible for any discounts or other benefits available to Wal-Mart employees. You may never solicit Wal-Mart employees to work for you.

11. You shall maintain a pleasant and courteous attitude toward all customers and you shall comply with all Wal-Mart Rules and Regulations, specifically as they apply to refund policies.

The parties have signed and sealed below.

SUBLICENSOR                                          SUBLICENSEE


JACKSON HEWITT INC.                         /s/                            SEAL
                                                Signature of Sole Proprietor
                                    SEAL
         Keith E. Alessi,
         Chairman, President and CEO            Print Name of Sole Proprietor

                                          Your Franchise Entity No. (if known):

               WAL-MART SEASONAL SITE SUPPLEMENT - Sole Proprietor

This Supplement to the Wal-Mart Special Stipulation dated               , by and
between Jackson Hewitt Inc., the sublicensor, and               , sublicensee.


                  1.  Effective Date of Supplement:

                  2. Type of licensed department to be operated in this location:

                      Jackson Hewitt Tax Service

                  3. License Fee due under Supplement: From January 8, through the last Saturday in February: $3500.00 for Supercenters, $2750.00 for regular Wal-Marts and $1,000.00 for Hometown Wal-Marts; and from the last Saturday in February through April 15, or the last day of tax season if April 15 is on a weekend or holiday: $2000.00 for Supercenters, $1600.00 for regular Wal-Marts and $500.00 for Hometown Wal-Marts. You must pay us the full rent for the period from January 8 through the last weekend in February no later than October 1. We will apply this money to the rent.

                  4. Address of Wal-Mart store in which or proximate to which this seasonal site will be operated:

                  5. Sublicensee agrees to be bound by all Merchants' Association Rules, Regulations, and By-laws, if any, which now exist, or hereafter are adopted for this Wal-Mart seasonal site.

You have signed and sealed this Supplement on                          .


                                    SUBLICENSEE:


                                    FRANCHISEE


                                    /s/                      SEAL
                                    Signature of Sole Proprietor


                                    Print Name of Sole Proprietor

                                    Your Entity No. (if known):

                  PROMISSORY NOTE - EXHIBIT B - Sole Proprietor


City and State                            Date
$                                         Territory(ies):

For value received, the undersigned promises to pay to the order of Jackson Hewitt Inc. at 4575 Bonney Road, Virginia Beach, Virginia 23462, or at the holder's option, at such other place as may be designated from time to time by the holder, the amount of ($ ) with interest at the rate of Twelve Percent (12%) per annum on the unpaid principal computed from the date provided above.

This Note shall be payable in ____________ equal annual installment(s) of principal and interest each in the amount of $ plus interest. The first/only installment shall be due and payable on February 28, _______. The final installment shall be due and payable on February 28, ______. This Note may be prepaid without penalty.

This Note is due and payable upon the sale of all or any part of the franchised business.

The undersigned and any holder hereby waives presentment, demand of payment, notice of nonpayment, notice of protest and does hereby agree to all extensions and renewals of this note, without notice.

This Note shall immediately become due and payable, without notice or demand, upon the following: (1) you fail to pay any part of this Note; (2) you are in default of any franchise agreement with Jackson Hewitt; (3) you are in default of any other agreement or note with Jackson Hewitt, or in default of any agreement with any third party for any program sponsored or arranged by Jackson Hewitt; (4) you file bankruptcy or any bankruptcy petition is filed against you, or a receiver is appointed over any portion of your assets; or, (5) there is any reorganization or merger or consolidation of the undersigned (or making any agreement therefor) without holder's prior written consent.


Maker has signed and sealed below.


         /s/                                                  SEAL
         Maker, Sole Proprietor's Signature


         Print Name of Sole Proprietor


         Home Address of Sole Proprietor







STATE OF:

COUNTY/CITY OF:

The foregoing instrument was acknowledged before me this
                day of                            , 19     by
 .


         SEAL                       Notary Public


My commission expires:

                SECURITY AGREEMENT - EXHIBIT C - Sole Proprietor

This Security  Agreement  ("Agreement")  is between
("Owner") and Jackson Hewitt Inc. ("Jackson Hewitt").

SECURITY INTEREST. As consideration for financing, or refinancing, or restructuring, and for use of the Jackson Hewitt operating system and service marks and for credit extended for payments due under the Franchise Agreement or any ancillary agreement, Owner hereby grants to Jackson Hewitt, a security interest in the following accounts receivable: monies transferred electronically to Jackson Hewitt by any Bank Products provider on behalf of Owner (the "Bank Payment File"), any monies deposited in a Jackson Hewitt bank account by any national account or other entity on behalf of Owner, and all proceeds thereof (the "Collateral"), generated from the Jackson Hewitt Tax Service business operated under any Franchise Agreement with Jackson Hewitt.

OBLIGATIONS SECURED. Owner gives Jackson Hewitt a security interest in the Collateral to secure repayment of all loans made by Jackson Hewitt to Owner, both now and at any time in the future, and for all amounts due Jackson Hewitt under any Franchise Agreement for royalties and advertising fees, and for all supply orders, and for all furniture and equipment lease payments on any lease program sponsored by Jackson Hewitt, regardless of amount, whether matured or unmatured, absolute or contingent, and however evidenced. This includes, but is not limited to: (a) future loans and advances made by Jackson Hewitt (even if not currently contemplated and even if made after all current obligations have been repaid); (b) all liabilities to Jackson Hewitt now existing or later incurred, whether owing originally to Jackson Hewitt or purchased by Jackson Hewitt from a third party; (c) the performance of this Agreement; (d) all expenditures by Jackson Hewitt for maintenance and preservation of this and other collateral of Owner, and all costs and expenses incurred by Jackson Hewitt in the collection and enforcement of any obligations of Owner to Jackson Hewitt.

OWNERSHIP. Owner is now, or will soon become, the sole owner of the Collateral with good and marketable title to same, and absolute right to grant a security interest in or assign all of the same to Jackson Hewitt. The Collateral is free from any prior lien, security interest, other encumbrances or interest of any other person.

NATURE OF THE COLLATERAL AND RESIDENCE. The Collateral will primarily be used to operate a Jackson Hewitt Tax Service location.

Owner's principal place of business is:
which is located in the City of                       and County of
and State of                     .

FINANCING STATEMENTS AND OTHER DOCUMENTS. No other financing statement covering any of the Collateral or any proceeds thereof, is on file in any public office, except as disclosed to Jackson Hewitt in writing.

Owner acknowledges that the Collateral is in the possession of Jackson Hewitt, however to the extent any Financing Statement is required, whenever requested, Owner will execute and deliver to Jackson Hewitt such Financing Statements or other documents which Jackson Hewitt believes are appropriate to create, preserve, perfect, or validate its security interest in the Collateral, or to enable Jackson Hewitt to exercise or enforce its rights with respect to this security interest. Owner will reimburse Jackson Hewitt for all expenses incurred in the filing of any financing statements and other documents and for filing termination statements or other releases.

ENCUMBRANCE AND SALE OF COLLATERAL. Until this Agreement is terminated by Jackson Hewitt, except as explicitly authorized elsewhere in this Agreement, Owner will not, without the prior written consent of Jackson Hewitt, sell, lease, give away or otherwise dispose of, transfer, or encumber any of the Collateral. The proceeds of any such disposition shall be given to Jackson Hewitt immediately in the form received; however, doing so will not preclude Jackson Hewitt from exercising any other default rights it deems appropriate under this agreement or any Franchise Agreements.

NATURE OF INTANGIBLES. The Collateral is and will continue to be: (a) genuine and legally enforceable, and in compliance with all applicable laws; (b) not subject to any assignment, claim or security interest of a person other than Jackson Hewitt, unless otherwise specified in this Agreement; (c) not in default; and, (d) not subject to any conditions as to performance, setoff, credit, deduction, defense, stay of enforcement, or counterclaim. Owner's interest in the Collateral and in any security for it has been (and will be) properly perfected by the filing or recording of all necessary financing statements, or other documents in the appropriate public offices. If the Collateral arose in connection with the services provided by Owner, the services have been completely performed by Owner. Owner has complied and will comply with all applicable federal and state statutes and regulations. Upon request, Owner will provide Jackson Hewitt with such evidence of performance and of compliance with such laws and regulations as Jackson Hewitt may reasonably request.

INSURANCE AND TAXES. Owner will promptly pay when due all taxes, charges, liens and assessments against the Collateral. Upon failure of Owner to do so, Jackson Hewitt, may at its option, pay any of them, and shall be the sole judge of their legality or validity and the amount necessary to discharge them. If Jackson Hewitt makes any such payment on behalf of Owner, Owner shall immediately pay such amounts to Jackson Hewitt on demand. Failure to do is a default of this Agreement and such amounts will be added to the secured debt.

MAINTENANCE OF RECORDS. Owner will maintain at its own expense, complete and current records, in such form and detail as Jackson Hewitt may reasonably require, of all Collateral, including, but not limited to, records of all payments received and credits granted. Jackson Hewitt or its agent, may at any reasonable time, inspect the Owner's books and records concerning the Collateral, and Owner, at its own expense, shall deliver any accounts, books and records to Jackson Hewitt or any designated agent of Jackson Hewitt at any time upon request. This covenant is in addition to any similar requirements contained in the Franchise Agreements.

ENFORCEMENT, COLLECTION, APPLICATION OF PROCEEDS. Owner shall remain liable to observe and perform all covenants under any agreement relating to the Collateral, and Jackson Hewitt shall under no circumstances, be obligated to perform any of the obligations of Owner related to the Collateral.

Owner hereby authorizes Owner's Bank Products provider to transmit Owner's Computer Bank File to Jackson Hewitt. Jackson Hewitt will apply these monies to any amounts overdue or presently due and owing, and/or to the non-overdue indebtedness according to the Schedule found on Exhibit A. The portion of these funds which Jackson Hewitt elects not to retain for application to the secured debt will be paid to Owner. Jackson Hewitt will not pay interest on any monies remitted to Owner. If Owner is in default as described below in this Agreement, Jackson Hewitt, at its sole option, may enforce its remedies listed under "Default Rights" below.

PERFORMANCE BY JACKSON HEWITT. If Owner fails to do anything it has agreed to do in this Agreement, or if Jackson Hewitt believes that Collateral or Jackson Hewitt's interest in the Collateral is in jeopardy, Jackson Hewitt may do anything it believes appropriate to remedy Owner's failure, or to protect the Collateral or Jackson Hewitt's interest in the Collateral.

All advances, charges, costs, and expenses, including reasonable attorneys' fees, incurred or paid by Jackson Hewitt in exercising or protecting any right, power, or remedy conferred by this Agreement, or by law, or by any Franchise Agreements, or other agreement related to any Franchise Agreements, or the enforcement thereof, shall become part of the secured debt and shall be paid by Owner to Jackson Hewitt immediately and without demand with interest at the highest rate allowed by law. If not immediately paid, Jackson Hewitt may add all such amounts to the outstanding balance of any loan Owner may have with Jackson Hewitt, and Owner will pay Jackson Hewitt interest on such amount at the rate then in effect on the loan.

DEFAULT. Each of the following is an event of default: (a) failure to pay when due any portion of the secured debt, or any default under the terms of any agreement with us or our suppliers, including the Franchise Agreements; (b) Owner's failure to perform any promise or other obligation to Jackson Hewitt under this Agreement; (c) death, dissolution, merger or consolidation of the Owner; (d) Owner's failure to pay debts as they generally come due, or the filing of a petition under any provision of the Bankruptcy Code or other insolvency law, or the assignment for the benefit of creditors by or against the Owner; (e) entry of a judgment against Owner or the issuance of any attachment levy or garnishment against Owner or property of Owner; (f) a determination by Jackson Hewitt that any representation made in connection with the Collateral or this agreement or the franchise application by or on behalf of Owner, was false or inaccurate in any material respect; (g) loss or encumbrance of, or attachment against, any of the Collateral; (h) failure to comply with any non-monetary obligation contained in the Franchise Agreement(s); or, (i) a determination by Jackson Hewitt that it is insecure.

DEFAULT RIGHTS. Upon the occurrence of any event of default, and at any time thereafter, Jackson Hewitt may, without prior notice, hearing or judicial process; at the same time or different times, and in any order and as frequently as Jackson Hewitt desires: (a) declare all or any portion of the obligation secured by this agreement immediately due and payable and proceed to enforce payment of those obligations; (b) apply any of the Collateral without prior notice to any amounts due and owing under the Franchise Agreements or any collateral agreement, without hearing or judicial notice; (c) cause any Collateral to be transferred to Jackson Hewitt's name or the name of its nominee or to any other person; (d) exercise as to any Collateral all the rights, powers and remedies of any owner; (e) exercise any rights and remedies provided by the Virginia Uniform Commercial Code as well as all other rights or remedies possessed by Jackson Hewitt under this agreement or otherwise. Owner agrees that Jackson Hewitt's right to repossess the Collateral will be a right of possession better than that of any other person in possession of the Collateral.

Jackson Hewitt may apply the proceeds of the Collateral to any of the secured debt in any way that Jackson Hewitt sees fit. Jackson Hewitt does not have to take any action against any other person or property before using the Collateral to satisfy the secured debt. If notice is required by law, Owner agrees that reasonable notice is given if mailed to Owner's last known address on Jackson Hewitt's records, or given in any other reasonable manner, three days in advance. Any collection costs, or attorneys' fees actually incurred will become part of the secured debt.

MISCELLANEOUS. Jackson Hewitt may make additional loans or increase the credit limit on any line of credit to Owner, or refinance or extend the existing financing, in any amount without notice, without Owner's consent and without releasing or otherwise affecting the security interest given to Jackson Hewitt in the Collateral. Each and every right granted to Jackson Hewitt under this agreement or any other agreement, or allowed to Jackson Hewitt in law or equity, shall be cumulative and may be exercised from time to time, at the same or different times, and in any order Jackson Hewitt desires. No failure of Jackson Hewitt to exercise, and no delay in exercising any right, shall operate as a waiver thereof, nor shall any single or partial exercise by Jackson Hewitt of any right preclude other or future exercise thereof, or the exercise of any other right. The security interest, rights and remedies granted to Jackson Hewitt under this Agreement are in addition to any other rights, collateral, or other remedies which Owner has granted or may in future grant to Jackson Hewitt by any other instrument or through the delivery of any paper, or other collateral. The terms of this agreement shall be binding upon the heirs, personal representatives, successors and assigns of Owner and Jackson Hewitt. No part of this agreement will be affected because any other part is unenforceable. All terms used in this Agreement which are defined in the Virginia Uniform Commercial Code shall have the meaning therein as in such code. This Agreement will be governed by and interpreted according to the law of the Commonwealth of Virginia.

Executed and sealed on                               .

                                            /s/                          SEAL
                                            Owner


                                            Print Name

                                            Your Entity No.(if known):

                                    EXHIBIT A

                                   Exhibit D

                       CONFIDENTIAL FRANCHISE APPLICATION

                                4575 Bonney Road
                            Virginia Beach, VA 23462
                                (800) 277 - 3278
                              Fax: (757) 490-7117

Name______________________________________ Address _________________________________________________
City______________________________________ State __________ Zip ______ Marital Status [ ]M [ ]S [ ]D
Phone/Work_______________________________________ Phone/Home _______________________________________
Social Security Number _____________________________________________________________________________
Education-Circle Highest Grade Completed:    8   9   10   11   12
                                            College:  1   2   3   4   Adv. Degree   Grad. Date _________  School/Major ___________
Employer _________________________  Position ________________________  Supervisor ______________________  Years There __
Prev Emp _________________________  Position ________________________  Supervisor ______________________  Years There __
May We Contact The Employers Listed Above? __________________________  Have You Ever Been Bonded?_______________________
Other Business-Are You The Principal In Any Other Venture? If So, Please Describe_______________________________________
________________________________________________________________________________________________________________________
Have You Ever Operated A Small Business Before?_________________________________________________________________________
Have You Ever Been Declared Bankrupt? If So, Please Describe____________________________________________________________
________________________________________________________________________________________________________________________
Are You A Participant In Any Legal Actions? Have You Ever Been Convicted Of A Felony? If So, Please Describe____________
________________________________________________________________________________________________________________________
Are You Aware Of Any Reason Why The I.R.S. Will Not Approve You To File Tax Returns Electronically? For Example, Have You Filed
All Your Personal And Business Tax Returns, Including Withholding Taxes For Your Employees, And Paid All Taxes Due?_____
If Not, Please Provide All Details______________________________________________________________________________________
            Personal Financial Statement As Of ____________________

ASSETS
Cash On Hand/Account/Money Mkt./CD's _______________
Stocks/Bonds/Securities              _______________
Real Estate (Home)                   _______________
Real Estate (Other)                  _______________
Notes Receivable                     _______________
Automobiles                          _______________
Other Personal Property              _______________
Other Assets                         _______________

                         Total Assets_______________

LIABILITIES                          _______________
Notes Payable                        _______________
Accounts and Bills Due               _______________
Mortgages (Home)                     _______________
Mortgages (Other)                    _______________
Taxes Payable                        _______________
Other Debts ______________           _______________
__________________________           _______________
__________________________           _______________
                    Total Liabilities_______________
Net Worth (Total Assets Minus Total Liabilities) ____________________
Cash Available For Investment In This Business_____________ If You Do Not Have The Cash Now, How Do You Plan To
Raise The Capital?_____________________________________________________________________________________________
List Sources Of Income (Annual Amounts)              Salary    +    Bonuses    +    Int & Div    +    Rent    +    Other  =  Total
For Self And Spouse Combined                         ______         _______         _________         ____         _____     _____







CREDIT REFERENCES

Bank  _____________________________________ Contact __________________________________  Phone_____________________________
Other _____________________________________ Contact __________________________________  Phone_____________________________

OTHER PERTINENT INFORMATION

How Many Hours Will You Have Each Week During Tax Season To Devote To Your Franchise?_____________________________________
Will You Manage This Franchise Yourself? [ ] Y  [ ] N ... If No, Give Interested Manager's Name and Phone_________________
__________________________________________________________________________________________________________________________
Are You Interested In Acquiring More Than One Franchise Territory At This Time? [ ] Y [ ] N ... If So, How Many?__________
List Desired Territories In Order Of Preference      1_________________________________ 2_______________________________
                  3_________________________________ 4_________________________________ 5_______________________________
What Type Of Entity Will Be Operating Your Franchise?    [ ]  Sole Proprietorship  [ ] Partnership  [ ]  Corporation
If Not A Sole Proprietorship, Provide Name/Address/Phone Of Other Principals:
Name______________________________  Address_____________________________________________________ Phone___________________
Name______________________________  Address_____________________________________________________ Phone___________________
Name______________________________  Address_____________________________________________________ Phone___________________

Name And Address Of Lawful Agent_________________________________________________________________________________________

PROCESSING OF APPLICATION

This application shall be reviewed by Jackson Hewitt's franchise approval committee within 30 days of receipt of a satisfactorily completed application.
At the option of Jackson Hewitt, an interview between the applicant and a committee representative may be required prior to a committee decision. If
Jackson Hewitt fails within 30 days to notify applicant in writing that this application is either accepted or rejected, then it shall be deemed rejected.

The final completion of the Franchise Agreement along with the payment in full of all initial fees must be made within thirty (30) days of the acceptance date of this application.

Jackson Hewitt has the absolute right to approve or disapprove this application and to withdraw approval at any time before it executes the Franchise Agreement.
A franchise to operate a Jackson Hewitt location will be granted, if at all, only pursuant to a separate and fully executed and delivered Franchise
Agreement. If the approved applicant fails to execute the Franchise Agreement within the agreed time period, then Jackson Hewitt has the right to deem this application cancelled by the applicant.

THE UNDERSIGNED hereby authorizes Jackson Hewitt to make inquiries, obtain credit reports, and contact individuals, whether listed or not, for the purpose of evaluating the undersigned's qualifications to own and operate a Jackson
Hewitt franchise, and the undersigned further agrees to hold Jackson Hewitt or it agents harmless from any liability in connection with its inquiries.

THE  UNDERSIGNED   hereby  warrants  that  the  statements   contained  in  this
application are full,  true,  complete and not misleading,  and nothing has been omitted affecting the credit status of the applicant.



Agreed To And Accepted This ______________________ Day Of ___________________________ , 19 ______


________________________________________          _________________________________________
Print Name                                        Signature

                         EXHIBIT E - Exhibit E is Blank

                     EXHIBIT F -PRESENT & FORMER FRANCHISEES

This Exhibit provides the names, addresses and telephone numbers to all locations by media market or Designated Market Area (DMA) that operated during the most recent tax season.

Line 1: Designated Market Area, e.g., Albany-Schenectady-Troy.

Line 2:

         1st Entry: Entity Number, e.g., 5000 or 0784. All company stores are 5000 and each franchisee has its own Entity number. All of a particular franchisee's locations are contained under one Entity Number, even if the franchisee has more than one franchise agreement or more than one location.

         2nd Entry: Entity's Name. Jackson Hewitt Inc. in this space means it is a company location. Some of our officers own franchises. Chestax, Inc. is owned by Christopher Drake, our Controller; P.T. Tax is owned by Patricia Robertson, one of our Regional Directors.

Line 3:

         1st Entry: Territory Designation, e.g., NY126. If an Entity has more than one Territory designation, that indicates that it has more than one franchise agreement.

         2nd Entry: Kind of location, e.g., Montgomery Ward, Wal-Mart.

         3rd Entry: Telephone number and address of each location. A * means it is a year-round location. A list of franchisees who left the system from May 1996 through May 1997, and those who have not communicated with us within the 10 week period before the application date is found at the end of this Exhibit. We have also included a list of those who purchased a franchise but who have not yet opened for business.

All franchisees are required by the franchise agreement to offer customers the services that we require. All franchisee services must meet our quality standards and specifications. Therefore, all of the offices listed offered substantially the same services to the public.

                           Jackson Hewitt Tax Service

                                05/01/96 04/30/97
                             Office Locations Report


ALBANY-SCHENECTADY-TROY
   0784    Lcb Tax Associates, Inc.
   NY126   Storefront          (518)869-8427 1 Crossgates Mall Road, Albany, NY 12203
   NY131   Storefront          (518)785-1195 Latham Circle Mall 800-51 New Loudo, Latham, NY 12110
   NY131   Storefront          (518)371-1312 1718 Route 9, Clifton Park, NY 12065
   NY784   Storefront         *(518)452-1284 1843 Central Ave., Albany, NY 12205
   NY784   Storefront          (518)434-0478 265 Central Ave, Albany, NY 12206
   NY902   Storefront          (518)266-9800 120 Hoosick St., Troy, NY 12180
   NY902   Wal-Mart            (518)286-2530 279 Troy Rd, Rensselaer, NY 12144
   NY928   Storefront          (518)370-3979 Rotterdam Square Mall, Rotterdam, NY 12303
   NY928   Montgomery Ward     (518)382-7234 Mohawk Mall Avenue, Schenectady, NY 12304
   NY934   Storefront          (518)372-4941 1100 State Street, Schenectady, NY 12307
   0809    Chatham Tax Service
   NY901   Storefront         *(518)392-6420 9 Railroad Ave., Chatham, NY 12037
   NY901   Wal-Mart            (518)828-8477 351 Fairview Ave, Hudson, NY 12534
   1276    Diane Wood
   NY048   Storefront         *(518)725-6999 42 North Main Street, Gloversville, NY 12078
ALBUQUERQUE-SANTA FE
   1184    The Gato Negro Co.
   NM021   Storefront         *(505)473-4484 2446 Cerrillos Road, Santa Fe, NM 87505
   1273    Kathy Kege
   NM029   Storefront         *(505)275-0362 11247 Menaul Blvd. NE, Albuquerque, NM 87112
   1606    Anderson Tullie
   AZ305   Storefront         *(520)871-4203 264 Junction Hwy 264 & Rt 12, Window Rock, AZ 86515
   1793    Ronald & Claudia Weber
   NM000   Storefront         *(505)875-1040 6615 Menaul Blvd NE, Albuquerque, NM 87110
   NM000   Montgomery Ward     (505)884-3799 90 Winrock Center, Albuquerque, NM 87110
   NM008   Storefront         *(505)891-4221 1463 Rio Rancho  Blvd SE  Suite D-1, Rio Rancho, NM 87124
   NM008   Storefront         *(505)891-4221 2501 Southern Blvd S.E., Rio Rancho, NM 87124
ALEXANDRIA, LA
   1671    Hughes Investments, Inc.
   LA218   Storefront         *(318)484-6128 217 Macarthur Drive, Alexandria, LA 71302
   LA218   Wal-Mart            (318)484-6128 2601 S. McArthur Dr., Alexandria, LA 71301
ATLANTA
   0795    IBL, Inc.
   GA265   Storefront         *(770)435-6195 3260-E South Cobb Drive SE, Smyrna, GA 30080
   GA265   Check Cashers       (770)435-6195 2435 Martin Luther King Drive, Atlanta, GA 30311
   GA265   Check Cashers       (770)435-6195 2100 Campbellton Road SW, Atlanta, GA 30311
   GA265   Check Cashers       (770)435-6195 2620 Cobb Parkway, Smyrna, GA 30080
   GA267   Storefront         *(404)351-6195 2555 Bolton Rd. #11, Atlanta, GA 30318
   GA267   Check Cashers       (404)799-9070 801 James Jackson Pwy, Atlanta, GA 30318
   0855    Lillie Fuller
   GA524   Storefront         *(706)845-8574 900-A Hogansville Rd., Lagrange, GA 30241
   0856    Leslie Knight
   GA102   Storefront         *(770)446-6644 2040 Beaver Ruin Road Ste 6, Norcross, GA 30071
   0864    Tax Doctor, Inc.
   GA006   Storefront         *(770)454-6005 5855 Buford Hwy., Doraville, GA 30340
   GA006   Storefront          (770)454-6005 5271 Jimmy Carter Blvd, Norcross, GA 30093
   0946    Tax Advantage, Inc.
   GA224   Storefront         *(404)528-9893 1151 Powder Springs St. SW, Marietta, GA 30064
   0950    Robert W. Duvall
   GA207   Check Cashers      *(770)947-1815 6239 Fairburn Rd, Douglasville, GA 30134
   GA253   Storefront         *(770)948-4550 901 Bankhead Hwy. S.W., Mableton, GA 30059
   0953    FDC, Inc.
   GA205   Storefront         *(404)292-0250 5895 Memorial Dr. Suite C, Stone Mountain, GA 30083
   1111    Dupree, Phillips, Maynard
   GA551   Storefront         *(770)471-1144 8554 Tara Boulevard, Jonesboro, GA 30236
   1185    Robert Lipscomb
   GA233   Storefront          (404)633-1069 3267 Buford Hwy  #730b, Atlanta, GA 30329
   GA550   Storefront          (770)786-9808 3158 Highway 278, Covington, GA 30209
   GA552   Wal-Mart            (770)506-8070 Hwy 138 31 Mays Cros. Shp. Ctr., Stockbridge, GA 30281
   1186    Susan Wickham
   GA004   Check Cashers       (404)363-4300 20 Forsyth, Atlanta, GA 30303
   GA008   Storefront          (404)767-6647 2791 Main Street, Eastpoint, GA 30344
   GA008   Check Cashers       (404)363-4300 3123 Main Street, Eastpoint, GA 30344
   GA009   Storefront         *(404)363-4300 4861 Jonesboro Rd, Forest Park, GA 30050
   GA009   Storefront          (404)361-8500 3852 Jonesboro Rd, Atlanta, GA 30050
   1334    Todd Ivory
   GA299   Storefront         *(404)994-6680 5685-C Riverdale Rd,, College Park, GA 30349
   GA299   Check Cashers       (770)994-6680 4780 Jonesboro Rd., Union City, GA 30291
   GA299   Wal-Mart            (770)964-6921 4700 Jonesboro Rd., Union City, GA 30291
   1520    Louis Pierce
   GA015   Wal-Mart            (770)994-1966 7055 Hwy. 85, Riverdale, GA 30274
   GA297   Storefront         *(770)487-0018 255 Hwy 74 N  Suite #3, Peachtree City, GA 30269
   GA298   Storefront         *(770)502-0026 261 Temple Ave., Newnan, GA 30263
   1549    Herbert Bearden DBA Sage Commu
   GA200   Storefront         *(404)286-4656 1781 Candler Rd., Decatur, GA 30032
   GA200   Check Cashers       (404)286-4656 4496 Glenwood Road, Decatur, GA 30032
   GA200   Check Cashers       (404)286-4656 4735 Memorial Drive, Decatur, GA 30032
   GA200   Check Cashers       (404)286-4656 2032 Candler Road, Decatur, GA 30032
   1778    William J. Ayers
   GA296   Storefront         *(770)258-4330 111 Wedowee Street, Bowdon, GA 30108
   GA296   Wal-Mart            (770)214-8700 1301-A South Park St., Carrolton, GA 30117
   1817    James J. Meme, Sr. and Regina
   GA286   Storefront          (706)632-1249 3700 East First, Blue Ridge, GA 30513


ATLANTA
   1826    Sherman P. Hardy
   GA011   Storefront          (404)691-7900 3581 Mlk Jr. Dr. Sw., Atlanta, GA 30331
   5000    Jackson Hewitt Inc.
   GA106   Storefront         *(706)546-1200 191 Alps Road, Athens, GA 30606
AUGUSTA
   1555    Mona Martin
   SC002   Copy, Pack, & Ship *(803)642-9933 2035 Whiskey Rd, Aiken, SC 29803
   1613    Douglas R. Duncan, Jr.
   GA535   Storefront         *(706)855-6726 4115 Columbia Drive Suite 10 B, Martinez, GA 30907
   GA535   Montgomery Ward     (706)855-6726 Regency Mall 1700 Gordon Highway, Augusta, GA 30904
   GA562   Wal-Mart            (706)855-6726 2205 Harrison Rd., Thomson, GA 30824
   GA567   Storefront          (706)855-6726 564 Broad Street, Augusta, GA 30901
   GA568   Wal-Mart            (706)855-6726 3209 Deans Bridge Road, Augusta, GA 30906
   SC236   Storefront          (706)819-1336 115 Edgewood Drive, North Agusta, SC 29841
AUSTIN
   0954    Roger F. Fleshman
   TX157   Storefront         *(512)443-8503 6800 Westgate Blvd, Austin, TX 78745
   1293    Checkmark, Inc.
   TX156   Storefront          (512)478-6324 2514 B East 7th Street, Austin, TX 78702
   TX156   Copy, Pack, & Ship *(512)926-3278 1144 Airport Blvd. #640, Austin, TX 78702
   TX160   Wal-Mart           *(512)255-2679 2701 S. Ih35, Round Rock, TX 78664
   TX169   Copy, Pack, & Ship *(512)444-7225 516 E. Oltorf, Austin, TX 78704
   TX170   Wal-Mart            (512)926-3278 5015 I-35 So., Austin, TX 78744
   1389    Alexis L. Wright
   TX449   Storefront         *(512)392-0207 200 Springtown Way #433, San Marcus, TX 78666
   1458    Mickey P. & Diane Jordan
   TX075   Storefront         *(512)451-3278 5203 Cameron Rd., Austin, TX 78723
   TX151   Storefront          (512)219-0718 13492 Research Blvd, Austin, TX 78750
   TX151   Storefront         *(512)302-1047 6401 Burnet, Austin, TX 78757
   TX167   Storefront          (512)832-5656 9515 N. Lamar  Ste #114, Austin, TX 78753
BALTIMORE
   0664    Mid-Atlantic Tax Service
   MD004   Storefront          (410)233-8299 2499 Frederick Ave Westside Shop Ct, Baltimore, MD 21223
   MD007   Storefront         *(410)276-1991 3404 Eastern Ave., Baltimore, MD 21224
   MD016   Montgomery Ward     (410)337-4652 Towson Marketplace 1238 Putty Hill, Towson, MD 21204
   MD018   Storefront          (410)332-8057 704 Merritt Blvd, Baltimore, MD 21222
   MD021   Storefront          (410)675-1991 2337 E. Monument St., Baltimore, MD 21205
   MD021   Montgomery Ward     (410)780-5092 Golden Ring Mall 6400 Rossville Blv, Rosedale, MD 21237
   0693    Maryland Samco, Inc.
   MD005   Storefront         *(410)392-6232 224a S. Bridge St., Elkton, MD 21921
   0742    Joseph Mitzel Company, Inc.
   MD017   Storefront          (410)273-7740 1010 East Beards Hill Rd., Ste. 'E', Aberdeen, MD 21001
   MD017   Wal-Mart            (   )pen-ding 401 Constant Friendship Blvd., Abingdon, MD 21009
   MD109   Storefront          (410)671-6364 1831 Pulaski Hwy, Edgewood, MD 21040
   MD500   Storefront         *(410)569-1937 5 Bel Air S Parkway Suite 1213l, Bel Air, MD 21015
   MD500   Montgomery Ward     (410)836-6070 658 Belair Road, Belair, MD 21014
   0750    Bayside Tax Service, Inc.
   MD014   Storefront         *(410)573-0700 1948 West Street, Annapolis, MD 21401
   MD014   Montgomery Ward     (410)266-1206 Annapolis Mall Montgomery Wards, Annapolis, MD 21401
   MD263   Storefront          (410)956-1040 117-C Mayo Road, Edgewater, MD 21037
   0774    V.R. Rawley Company
   MD001   Storefront          (410)581-2375 10201 Reisterstown Road, Baltimore, MD 21117
   MD010   Storefront          (410)728-9008 2401 Liberty Heights Ave McCrory'S, Baltimore, MD 21215
   MD022   Storefront         *(410)764-0727 6618 C. Reisterstown Rd Reisterstow, Baltimore, MD 21215
   MD204   Storefront         *(410)532-0122 5421 York Road, Baltimore, MD 21212
   0804    VTR Services, Inc.
   MD003   Montgomery Ward     (410)766-3264 6721 Governor Ritchie Hwy 6721 Gove, Glen Burnie, MD 21061
   MD026   Storefront          (410)719-6606 5748 Baltimore Natl Pike, Baltimore, MD 20707
   MD026   Montgomery Ward    *(301)317-1040 14700 Baltimore Avenue, Laurel, MD 20707
   MD043   Storefront         *(410)788-1040 1101 N. Rolling Road, Catonsville, MD 21228
   MD043   Storefront          (410)788-1040 5225 Baltimore National Pike, Baltimore, MD 21228
   MD043   Montgomery Ward     (410)298-4057 6901 Security Blvd., Baltimore, MD 21244
   MD304   Copy, Pack, & Ship *(301)317-9199 3549 Russett Green East, Laurel, MD 20724
   MD307   Storefront          (410)551-1300 2622-G Annapolis Road, Odenton, MD 21113
   1031    Donald L. Short
   MD900   Storefront          (410)819-6990 107 North Washington Street, Easton, MD 21601
   1083    William & Barbara Larrimore
   MD305   Storefront          (301)352-9400 13600 Annapolis Road, Bowie, MD 20720
   1192    BCG Enterprises, Inc.
   MD047   Storefront         *(410)325-2445 5500 Sinclair Lane, Baltimore, MD 21206
   1238    Eugene A. & Augustine McGill
   MD049   Storefront          (410)667-8297 2145 York Rd., Timonium, MD 21093
   MD222   Storefront         *(410)636-8297 18 Hammonds Lane, Brooklyn Park, MD 21225
   1297    Dwight T. Windsor
   MD101   Montgomery Ward     (410)857-8500 817 Western Chapel Rd, Westminster, MD 21157
   1647    Robert R. Rill
   MD107   Storefront         *(410)374-9440 1150 South Main Street, Hampstead, MD 21074
   1723    Joseph A. Tyson, Jr.
   MD041   Storefront         *(410)384-9600 8147-A Ritchie Hwy. Unit B-04, Pasadena, MD 21122
BATON ROUGE
   0732    T.L.L., Inc.
   LA131   Storefront         *(504)356-6090 5952 Airline Highway, Baton Rouge, LA 70805
   LA132   Storefront          (504)924-1450 9930 Florida Blvd. Suite B, Baton Rouge, LA 70815
   LA132   Montgomery Ward     (504)924-1450 Bon Marche Mall 7401 Florida Blvd., Baton Rouge, LA 70806


BATON ROUGE
   LA150   Storefront          (504)778-1040 1162 Main Street, Baker, LA 70714
   0876    McCumsey Group, Inc.
   LA202   Storefront          (504)665-8494 2315 S. Range Ave., Denham Springs, LA 70726
   LA203   Storefront         *(504)926-1080 3154 College Drive, Baton Rouge, LA 70808
   LA203   Wal-Mart            (504)926-1080 3535 Perkins Rd., Baton Rouge, LA 70808
   LA206   Wal-Mart            (504)647-7305 308 N. Airline Hwy., Gonzalez, LA 70737
   LA208   Wal-Mart            (504)687-6080 La Hwy. 75, Plaquemine, LA 70764
   1385    C. Lirette & F. Simon
   LA201   Storefront         *(504)385-1300 1540 Sandra, Morgan City, LA 70380
   LA201   Wal-Mart            (504)385-1300 973 Hwy 90 E., Bayou Vista, LA 70380
BEAUMONT-PORT ARTHUR
   0822    Billy W. Cagle
   TX105   Storefront         *(409)833-2480  1610 Washington Blvd,  Beaumont,  TX 77701
   TX105   Montgomery Ward     (409)899-5786 6175 East Tex Freeway, Beaumont, TX 77706
   1551    Charlotte Jean Reeves
   TX274   Copy, Pack, & Ship  (409)883-6910 3115 Edgar Brown Drive, West Orange, TX 77630
BILOXI-GULFPORT
   0848    Linda Hallum & William Hallum
   MS132   Storefront          (601)895-9626 8819 Goodman Rd., Olive Branch, MS 38654
   1141    William & Cathleen Walter
   MS004   Storefront         *(601)388-8210  2600 Beach Blvd., Biloxi,  MS  39531
   1707    Paul  E.  Long &  Richard  Smith
   MS003   Storefront         *(601)896-4460  729 East Pass Rd. Suite B, Gulfport,  MS 39507
   MS108   Wal-Mart            (601)896-4460 10514 US Hwy 49 North, Gulfport, MS 39503
BINGHAMTON
   1749    McKinley Corp.
   NY903   Montgomery  Ward    (607)770-5682  Oakdale Mall,  Johnson City, NY 13790
   NY904   Storefront         *(607)748-1400 7 Washington Ave,  Endicott,  NY 13760
   NY906   Storefront          (607)722-7328 Colonial Plaza 30 State Street, Binghamton, NY 13901
   5000    Jackson Hewitt Inc.
   PA645   Storefront         *(717)268-1053  714 Main Street, Towanda, PA 18848
   PA645   Storefront         *(717)888-9292 226 Desmond St., Sayre, PA 18840
BOSTON
   0827    Angle Enterprises
   NH827   Storefront         *(603)382-4444  95 Plaistow Rd.,  Plaistow,  NH 03865
   0838    Sharon McManus
   MA001   Storefront         *(617)596-3656  219 Lewis Street,  Lynn, MA 01902
   1680    K.K. Thompson & J. Olsen  *
   NH010   Storefront         *(603)742-6800 474 Central Ave, Dover, NH 03820
   NH010   Wal-Mart            (603)742-6800 430 High St., Somersworth, NH 03878
   1700    Kevin Doherty
   MA023   Wal-Mart            (508)858-0200 333 Main St., Tewksbury, MA 01876
   1762    Linton Blake
   MA117   Storefront         *(617)364-0969 79 Fiarmount Ave., Hyde Park, MA 02136
   5000    Jackson Hewitt Inc.
   MA004   Storefront          (617)322-4766 42 Bromfield Street, Boston, MA 02108
   MA008   Storefront          (617)322-4766 207 A Centre St.(Rt. 60), Malden, MA 02148
   MA085   Storefront         *(508)752-2349 1 Stafford St., Worcester, MA 01603
   MA113   Storefront          (617)825-1040 1502 Dorchester Avenue, Dorchester, MA 02122
BOWLING GREEN
   1500    Debi D. Kirsch
   KY047   Storefront          (502)782-6829 2625 Scottville Rd, Bowling Green, KY 42104
   KY048   Storefront         *(502)651-1040 621 1/2 Happy Valley Rd, Glasgow, KY 42141
   KY048   Wal-Mart            (502)651-7829 100 Barren River Plaza, Glasgow, KY 42141
   1722    John E. Walden
   KY044   Storefront          (502)843-3353 Russellville Road, Bowling Green, KY 42101
BUFFALO
   0615    Crimmen & Semlitsch, Inc.
   NY018   Storefront         *(716)823-7600 1968 South Park Avenue, Buffalo, NY 14220
   0949    Peter Adragna
   NY007   Storefront         *(716)646-1040 1 Main Street, Hamburg, NY 14075
   NY013   Storefront         *(716)832-7666 3149 Bailey Ave., Buffalo, NY 14215
   NY014   Storefront          (716)832-2781 2631 Main Street, Buffalo, NY 14214
   NY016   Storefront          (716)893-7034 1196 Walden Ave., Cheektowaga, NY 14225
   NY016   Montgomery Ward     (716)685-2983 9 Walden Galleria Road, Buffalo, NY 14225
   NY518   Storefront          (716)827-1040 McKinley Mall, Blasdell, NY 14219
   1052    Susan E. Ventresca
   NY015   Storefront         *(716)832-7628 Northtown Plaza - 3071 Sheridan Dr, Amherst, NY 14226
   NY021   Storefront         *(716)284-0002 1621 Pine Avenue, Niagara Falls, NY 14301
   NY202   Storefront          (716)871-9685 Delaware-Hertel Plaza, buffalo, NY 14216
   NY550   Storefront          (716)297-0007 Summit Park Mall - 6929 Williams Rd, Niagara Falls, NY 14304
   1537    Farideh Chubineh
   NY017   Storefront          (716)439-1825 5714 S Transit, Lockport, NY 14094
   5000    Jackson Hewitt Inc.
   NY127   Storefront         *(716)895-6436 999 Broadway, Buffalo, NY 14212
   NY615   Storefront         *(716)855-0591 255 Delaware Avenue, Buffalo, NY 14202
CHAMPAIGN&SPRNGFLD-DECATUR
   1032    Yolanda Gayle Starks
   IL140   Storefront         *(217)355-8200 1704 W Bradley, Champaign, IL 61821
   1091    Wayne Ballard
   IL109   Storefront         *(217)698-1088 1913 W. Monroe, Suite J, Springfield, IL 62704
   IL109   Check Cashers       (217)522-3244 2800 S Macarthur Blvd., Springfield, IL 62704
   IL109   Montgomery Ward     (217)787-9152 White Oaks Mall, Springfield, IL 62704


   1240    Ronald L. Brown
   IL141   Storefront         *(217)328-3278 405 N. Broadway, Urbana, IL 61801
CHARLESTON, SC
   0609    Thomas and Joan Fagan
   SC829   Storefront         *(803)824-6777 119 Goose Creek Blvd, Goose Creek, SC 29445
   1156    Danny Weaver
   SC107   Storefront         *(803)745-0056 3927-B Rivers Avenue, N. Charleston, SC 29405
   SC107   Storefront         *(803)552-3435 4131 Dorchester, North Charleston, SC 29405
   SC107   Wal-Mart            (803)572-9660 7400 Rivers Ave, N. Charleston, SC 29406
   1562    Mark Bailey
   SC102   Check Cashers       (803)871-6720 1024 N Main Street, Summerville, SC 29483
   SC108   Check Cashers       (803)763-1834 2276 Savannah Hwy, Charleston, SC 29414
   SC108   Wal-Mart            (803)873-1425 9880 Dorchester Rd, Summerville, SC 29485
   SC108   Wal-Mart            (803)769-0245 2245a Ashley Crossing Dr, Charleston, SC 29414
CHARLOTTE
   0644    J. H. Tax Service
   NC039   Storefront          (704)531-6565 6016 The Plaza, Charlotte, NC 28215
   NC100   Storefront          (704)551-6300 7501 S. Blvd, Charlotte, NC 28273
   NC101   Storefront          (704)599-6558 6507f North Tryon Street, Charlotte, NC 28213
   NC121   Storefront          (704)531-6841 5606-105 E. Independence Blvd., Charlotte, NC 28212
   NC123   Storefront         *(704)537-7283 4405-C Central Ave., Charlotte, NC 28222
   0806    Jann Totherow Birt
   NC127   Storefront         *(704)825-4118 6434 Wilkinson Blvd, Belmont, NC 28012
   NC127   Storefront          (704)853-8030 705 Union Road, Gastonia, NC 28054
   NC303   Storefront          (704)853-1244 2595 W. Franklin Blvd, Gastonia, NC 28052
   0895    P & E Enterprises Inc.
   NC013   Storefront         *(704)433-9383 209 North Green Street, Morganton, NC 28655
   NC302   Storefront         *(704)345-1420 761 4th Street S.W., Hickory, NC 28602
   1658    Gail C. McDonald
   NC084   Storefront         *(704)730-0772 144 West Mountain Street, Kings Mountain, NC 28086
   1711    Dick Rasnick
   SC211   Storefront          (803)628-0516 416 E Liberty St., York, SC 29745
   SC234   Storefront         *(803)366-4202 2425 Cherry Road,, Rock Hill, SC 29730
   1741    Clayton I. Thomas
   NC064   Wal-Mart            (704)935-4400 2865 N Cannon Blvd, Kannapolis, NC 28083
   5000    Jackson Hewitt Inc.
   NC029   Storefront         *(704)599-9590 5304-H Sunset Road, Charlotte, NC 28269
CHARLOTTESVILLE
   1311    J. Stephen Lowder
   VA142   Wal-Mart            (540)885-1400 226 Water Street, Stauton, VA 24401
   1407    James D. Landes, Jr.
   VA141   Storefront         *(540)943-3278 141b E. Broad St, Waynesboro, VA 22980
CHATTANOOGA
   1592    Jim Lovain
   GA287   Storefront         *(706)278-8293 3001 C  East Waltnut Ave, Dalton, GA 30721
   5000    Jackson Hewitt Inc.
   GA291   Wal-Mart            (706)279-2544 2545 Walnut Ave, Dalton, GA 30720
CHEYENNE-SCOTTSBLUF-STRLNG
   1138    Edward & Alixe Fiedor
   WY006   Montgomery Ward    *(307)778-3930 1510 E Pershing Blvd, Cheyenne, WY 82001
CHICAGO
   0547    John Riordan
   IL022   Storefront         *(815)722-0395 452 W. Ruby St, Joliet, IL 60435
   IL022   Montgomery Ward     (815)729-6690 Jefferson Sq Mall 2500 W. Jefferson, Joliet, IL 60435
   0561    Chicago Management Consultants
   IL049   Storefront         *(708)345-7554 501-B W. Lake St., Maywood, IL 60153
   IL049   Storefront          (708)338-9365 8343 W North Ave, Melrose Park, IL 60160
   IL051   Storefront         *(708)524-5200 42 Lake Street, Oak Park, IL 60302
   IL051   Storefront          (708)386-6459 212 S Marion Suite 11, Oak Park, IL 60302
   IL177   Montgomery Ward     (708)442-1896 North Riverside Plaza 7503 West Cer, North Riverside, IL 60546
   0562    Star Consultants, Inc.
   IL021   Montgomery Ward     (708)474-5800 500 Lincoln Mall Rte. 30 And Cicero, Matteson, IL 60443
   IL053   Storefront          (708)206-6500 18234  N Kedzie Ave, Hazelcrest, IL 60429
   IL054   Storefront         *(708)489-1500 11930 S. Western, Blue Island, IL 60406
   0603    John Milazzo & Robert A. Ferro
   IL038   Storefront         *(847)882-9967 Hoffman Plaza 1015 Roselle Rd, Hoffman Estates, IL 60195
   IL038   Wal-Mart                 801 Meacham Road, Elk Grove Village, IL 60007
   0638    Tax Q, Inc.
   IL174   Storefront          (773)622-3125 5601 W. Madison, Chicago, IL 60644
   IL638   Storefront         *(773)622-3125 5433 W. Diversey, Chicago, IL 60639
   IL638   Storefront          (773)622-3125 2054 N. Cicero Avenue, Chicago, IL 60639
   IL638   Storefront          (773)637-6898 5200 W. North Avenue, Chicago, IL 60639
   0679    WMW, Inc.
   IL019   Storefront          (708)598-1099 8749 S. Harlem Avenue, Bridgeview, IL 60455
   IL060   Storefront         *(708)598-3278 6056 W. 95th St., Oak Lawn, IL 60453
   0680    Megme, Inc.
   IL064   Storefront         *(312)723-1000 221 E. 79th St., Chicago, IL 60619
   IL068   Storefront         *(312)723-6958 8638 S. Cottage Grove, Chicago, IL 60619
   IL068   Storefront          (312)723-1000 7538 S. Stoney Island, Chicago, IL 60619
   IL068   Storefront          (773)723-1000 125 W 87th Street, Chicago, IL 60620
   IL175   Storefront          (312)734-6899 3022 E. 92nd Street, Chicago, IL 60617


   IL175   Storefront          (312)955-7733 1931 E. 71st St., Chicago, IL 60649
   IL175   Storefront         *(773)734-3602 9525 S. Jeffrey, Chicago, IL 60617
   0710    J/R Kuchler Ltd.
   IL059   Storefront         *(773)238-5900 2224 W. 95th St., Chicago, IL 60643
   IL059   Storefront         *(773)238-6527 2353 W. 111th St., Chicago, IL 60643
   IL061   Montgomery Ward     (708)422-1278 Evergreen Park Plaza 9600 S.Campbel, Evergreen Park, IL 60642
   IL207   Storefront          (773)995-6040 11049 S. Halsted St, Chicago, IL 60628
   IL207   Storefront          (773)264-2638 11055 S. Michigan Ave, Chicago, IL 60628
   0716    The Tax Place
   IL056   Storefront          (708)754-1040 1130 Halsted St, Chicago Heights, IL 60411
   IL056   Storefront          (708)891-0040 403 W 14th St, Chicago Heights, IL 60411
   IL056   Montgomery Ward     (708)730-3381 The Landing 16771 Torrance Avenue, Lansing, IL 60438
   IL208   Storefront          (708)891-0040 1856 Sibley Blvd., Calumet City, IL 60409
   0723    Marc L. Gilbert
   IL057   Storefront         *(312)247-8585 4858 South Ashland Ave., Chicago, IL 60609
   IL057   Storefront          (312)548-5555 5401 S. Wentworth Avenue, Chicago, IL 60609
   IL304   Check Cashers       (312)247-8585 148 W. 55th St., Chicago, IL 60609
   0736    Mahendra Virani
   IL012   Storefront         *(847)360-1099 336 South Greenbay Rd., Waukegan, IL 60085
   IL012   Storefront          (847)360-1099 2856 Belvidere Road, Waukegan, IL 60085
   IL012   Montgomery Ward     (847)473-0700 221 Lakehurst Mall, Waukegan, IL 60085
   IL035   Storefront          (847)746-1099 2250 Sheridan Road, Zion, IL 60099
   IL074   Wal-Mart            (847)855-1230 6590 Grand Ave, Gurnee, IL 60031
   0745    Ber-Tax, Inc.
   IL006   Storefront         *(773)282-9501 4865 W. Irving Park Rd., Chicago, IL 60641
   IL023   Storefront          (708)652-3700 4801 W. Cermak Rd., Cicero, IL 60804
   IL024   Storefront          (773)767-1799 5308 S. Pulaski Rd, Chicago, IL 60632
   IL180   Storefront          (773)254-6666 2301 West Cermak Rd., Chicago, IL 60608
   IL181   Storefront          (773)277-6000 4004 West 26th St., Chicago, IL 60623
   IL745   Storefront          (773)227-2298 1335 N. Ashland Ave., Chicago, IL 60622
   IL745   Storefront          (773)395-1250 1209 N. Milwaukee Ave., Chicago, IL 60622
   0749    Super - Tax, Inc.
   IL058   Storefront          (773)624-3278 213 E. 47th St, Chicago, IL 60615
   IL058   Storefront         *(773)288-3278 825 E. 63rd St, Chicago, IL 60637
   0773    John Vander Mey
   IL189   Storefront         *(815)932-1038 996 N. 5th Ave, Kankakee, IL 60901
   0793    Fastax Services, Inc.
   IL044   Storefront          (847)733-0373 311 Howard, Evanston, IL 60202
   IL044   Storefront          (847)424-0322 830 1/2 Davis Street, Evanston, IL 60201
   IL168   Storefront         *(773)262-1099 6759 N. Clark, Chicago, IL 60626
   IL168   Storefront          (773)274-0404 6169 N. Broadway, Chicago, IL 60660
   IL186   Storefront          (773)769-9100 4755 North Sheridan Rd., Chicago, IL 60640
   0808    C.V.G., Inc.
   IL014   Storefront          (630)834-1040 150 E St Charles Rd, Villa Park, IL 60181
   IL017   Montgomery Ward     (630)980-2852 Stratford Square Mall 3 Stratford S, Bloomingdale, IL 60108
   IL210   Storefront         *(630)238-8696 1047d S. York Road, Bensonville, IL 60106
   0824    Lillian A. Bell
   IL052   Storefront         *(708)371-5375 14430 S. Pulaski, Midlothian, IL 60445
   IL055   Storefront          (708)201-7496 205 W 144th St, Riverdale, IL 60627
   0874    Janice Rice
   IN005   Storefront         *(219)878-1040 348 US Hwy 20 W  Dunes Plaza, Michigan City, IN 46360
   IN005   Wal-Mart            (219)879-6426 4301 S. Franklin St., Michigan City, IN 46360
   0945    Martin Egan
   IN100   Storefront         *(219)844-6610 6826 Indianapolis Blvd, Hammond, IN 46324
   0956    Khatib Financial Services
   IL102   Storefront          (773)292-0288 801 N. Western Avenue, Chicago, IL 60622
   IL102   Storefront         *(773)292-1040 4322 W. Grand Avenue, Chicago, IL 60651
   IL102   Storefront          (773)292-1040 801 N Pulaski, Chicago, IL 60651
   IL194   Check Cashers       (773)292-1040 3938 N Madison Ave, Chicago, IL 60624
   IL205   Storefront         *(773)637-7717 6114 W. North Avenue, Chicago, IL 60639
   IL205   Montgomery Ward     (773)637-7717 Brickyard Mall 6525 W. Diversy Aven, Chicago, IL 60635
   1077    George Valek
   IL027   Storefront          (708)425-1040 4846 W. 79th Street, Burbank, IL 60459
   IL030   Storefront         *(773)838-1040 6457 W. Archer Avenue, Chicago, IL 60638
   1079    Maray, Inc.
   IL075   Storefront         *(630)851-0600 1012 N. Farnsworth, Aurora, IL 60505
   IL201   Storefront          (630)264-1040 923 North Lake St. A, Aurora, IL 60506
   IL203   Storefront          (630)876-1099 543 Main Street     ., West Chicago, IL 60185
   IL206   Montgomery Ward     (630)851-0600 540 S. Randall Road, St. Charles, IL 60174
   1136    J. Ruffin
   IN062   Montgomery Ward     (219)794-0111 8203 Broadway, Merriville, IN 46410
   1159    Anthony P. Nuzzo, Jr.
   IL007   Storefront         *(847)358-1040 144a W Northwest Highway, Palatine, IL 60067
   IL032   Storefront         *(847)740-7500 23 W. Rollins Rd., Round Lake Beach, IL 60073
   IL033   Storefront         *(847)973-1099 23 S Rt.12, Fox Lake, IL 60020
   IL034   Storefront         *(847)776-4711 1713 N. Rand Rd., Palatine, IL 60074
   IL172   Storefront          (847)808-9900 747 W. Dundee Rd, Wheeling, IL 60090
   IL172   Storefront         *(847)537-5677 630 Milwaukee Rd, Prospect Heights, IL 60070
   1199    David Young
   IL265   Storefront         *(708)748-5596 810 Norwood Blvd., Park Ridge, IL 60466
   1226    Joseph Rihani
   IL197   Storefront          (773)277-7800 2136 S Pulaski Road, Chicago, IL 60623
   IL301   Storefront          (773)776-2100 743 W. 63rd Street, Chicago, IL 60621
   IL301   Storefront         *(773)776-2100 1548 W. 63rd Street, Chicago, IL 60636
   IL301   Storefront          (773)776-2100 6858 S Ashland, Chicago, IL 60636
   IL301   Storefront          (773)776-2100 6301 S Morgan, Chicago, IL 60621
   1228    Thomas E. Rickey
   IL219   Storefront          (312)640-1040 110 W. Chicago Avenue, Chicago, IL 60610
   1229    Llewellyn Nash
   IL048   Montgomery Ward    *(312)284-4877 Ford City S/C 7601 South Cicero Ave, Chicago, IL 60652
   1253    Nancy Hughes
   IL204   Storefront         *(773)348-7748 3342 N Western Ave, Chicago, IL 60618
   IL204   Check Cashers       (773)348-7748 3605 N. Western, Chicago, IL 60618
   IL204   Montgomery Ward     (312)588-5003 2939 W. Addison, Chicago, IL 60618
   IL255   Check Cashers       (773)348-7758 3162 N. Broadway, Chicago, IL 60657
   1270    Olufemi Dosunmu
   IL295   Storefront          (312)918-1099 6255 S. Western Avenue, Chicago, IL 60636
   IL904   Storefront          (312)994-3278 7918 South Ashland Ave., Chicago, IL 60620
   1280    Haitham Abuzir
   IL176   Storefront         *(312)778-1040 3103 W. 63rd Street, Chicago, IL 60629
   IL176   Storefront          (773)436-4043 2405 W. 71st St., Chicago, IL 60629
   1299    Isiah Gipson
   IL016   Storefront         *(708)544-2010 4213 St. Charles Road, Bellwood, IL 60104
   1303    Ronald Tutt
   IL009   Montgomery Ward     (708)325-2900 Randhurst Shopping Center, Mount Prospect, IL 60056
   IL010   Storefront         *(847)670-1040 2228 Algonquin Road, Rolling Meadows, IL 60008
   1336    Julian C. Williams
   IL182   Storefront         *(773)874-1040 455 W. 79th Street, Chicago, IL 60620
   1338    Alex Rico
   IL028   Storefront          (708)430-0010 8648 S. Roberts Road, Justice, IL 60458
   1440    Balwinder Chhokar
   IL316   Wal-Mart            (630)837-9592 850 S Barrington Rd, Streamwood, IL 60107
   1532    Bryce and Carrie, Inc.
   IL290   Wal-Mart           *(708)771-0193 1300 South Desplaines Ave., Forest Park, IL 60130
   IL711   Storefront          (773)227-8900 2627 N. Kedzie, Chicago, IL 60647
   1539    Edward C. Gueroult, Jr.
   IL011   Storefront         *(815)363-1040 1007 N. Front Street, McHenry, IL 60050
   IL011   Wal-Mart            (815)363-9260 2019 N Richmond Road, McHenry, IL 60050
   IL013   Montgomery Ward     (815)477-3579 105 Northwest Highway, Crystal Lake, IL 60014
   1571    Patricia A. Leonard
   IL225   Storefront         *(847)949-8426 621 N Midlothian Rd, Mundelein, IL 60060
   1670    Naresh Kumar
   IL254   Storefront         *(773)334-1455 1530 Montrose Ave, Chicago, IL 60613
   1716    Estelle & Harold Larkin
   IL020   Montgomery Ward    *(708)466-8100 Orland Park Mall, Orland Park, IL 60462
   IL258   Wal-Mart                   305 South Larkin, Joliet, IL 60436
   1738    G & K Tax Service, Inc.
   IL037   Storefront         *(847)928-2024 9276 W. Irving Park Rd., Schiller Park, IL 60176
   IL037   Storefront          (847)928-2024 4104 N. Harlem Ave, Norridge, IL 60634
   1772    Joseph John
   IL214   Storefront          (773)561-4067 5131 North Damen Ave, Chicago, IL 60625
   IL216   Storefront         *(773)761-6500 7446 North Western Ave, Chicago, IL 60645
   1790    Elizabeth Shukas
   IL008   Storefront          (847)676-1042 236 N. Milwaukee Ave., Niles, IL 60714
   IL167   Storefront         *(773)774-4063 5538 N. Milwaukee Ave., Chicago, IL 60631
   IL167   Montgomery Ward     (847)676-1042 5601 W Touhy Av, Skokie, IL 60714
   5000    Jackson Hewitt Inc.
   IL031   Storefront          (847)836-1099 1a Lakewood Plaza, Carpentersville, IL 60110
   IL200   Storefront         *(630)972-1099 7526 Janes Ave, Woodridge, IL 60517
   IN009   Storefront         *(219)924-1114 9515 Indianapolis Blvd. #3 Po Box 1, Highland, IN 46322
   IN009   Montgomery Ward     (219)836-5950 8005 Calumet Avenue, Munster, IN 46321
CINCINNATI
   1249    Majdi G. Swaiss
   OH101   Storefront          (513)241-1040 1504 Linn Street, Cinncinati, OH 45214
   OH102   Storefront          (513)861-3278 965 E. McMillan, Cincinnati, OH 45206
   1641    Jennifer & Kenneth R.Ward
   OH092   Wal-Mart            (513)887-8299 1505 Main St, Hamilton, OH 45013
   1699    She Ming & Associates, Inc.
   OH106   Wal-Mart            (513)245-1099 10240 Colerain Ave, Cincinnati, OH 45251
CLEVELAND
   0778    James J. Greiner
   OH019   Storefront         *(330)456-8181 2321 W. Tuscarawas Street, Canton, OH 44708
   OH019   Montgomery Ward     (330)477-9561 4004 W. Tuscarawas St, Canton, OH 44708
   0779    Harper-DeWitte, Inc.
   OH196   Storefront         *(330)825-1717 3200 Greenwich Rd #79, Norton, OH 44203
   OH202   Storefront          (330)940-3278 2675a State Road, Cuyahoga Falls, OH 44223
   OH205   Storefront          (330)867-3278 1601 Plaza Blvd., Akron, OH 44320
   1055    Robert Steward
   OH074   Storefront          (419)589-4200 885 Ashland Road, Mansfield, OH 44905
   OH077   Storefront         *(419)747-4200 2080 Ferguson Rd, Mansfield, OH 44906
   1101    Richard & Rosalyn Engel
   OH216   Storefront         *(216)944-2122 30517 Euclid Ave, Willowick, OH 44092
   1519    Alyce L. Searcey
   OH228   Storefront         *(330)336-1023 154 Main Street, Wadsworth, OH 44281
   1769    Lawrence R. Custer & Gilbert
   OH039   Storefront         *(216)251-1900 10413 Lorain Road, Cleveland, OH 44111
   5000    Jackson Hewitt Inc.
   OH204   Storefront         *(330)784-8111 696 Canton Rd., Akron, OH 44312
COLORADO SPRINGS-PUEBLO
   1059    Thomas & Handan Baltuskonis
   CO101   Storefront         *(719)528-1669 4146 Austin Bluffs Parkway, Colorado Springs, CO 80918
   CO108   Storefront         *(719)392-6111 224 Main Street, Security, CO 80911
   1397    Michael Wesley Doyle
   CO102   Storefront         *(719)575-0535 3016 N Nevada Ave,  colorado springs,  CO 80907
   CO102   Montgomery Ward     (719)634-7622 2420 E. Pikes Peak Ave., Colorado Springs, CO 80909
COLUMBIA, SC
   0609    Thomas and Joan Fagan
   SC005   Storefront         *(803)563-4020 325 Parlar Avenue, St. George, SC 29477
   SC244   Storefront         *(803)794-3999 2410 Augusta Hwy, Columbia, SC 29169
   SC979   Storefront          (803)535-4472 1550 Wingate Street, Orangeburg, SC 29115
   SC979   Storefront         *(803)535-4472 261 John C. Calhoun Drive, Orangeburg, SC 29115
   SC979   Wal-Mart            (803)535-4472 2390 Chestnut NE, Orangeburg, SC 29115
   0925    William L. Ross
   SC200   Storefront         *(803)865-0760 6908 Two Notch Road, Columbia, SC 29223
   SC200   Wal-Mart            (803)736-4608 9710 Two Notch Rd, Columbia, SC 29223
   SC200   Wal-Mart            (803)787-9727 5420 Forest Drive, Columbia, SC 29206
COLUMBUS, GA
   1493    Brent McSpadden
   AL052   Wal-Mart            (334)749-8033 2500 Pepperrell Pky., Opelika, AL 36801
COLUMBUS-TUPELO-WEST POINT
   0981    Brenda Yarber
   MS103   Storefront         *(601)844-9259 208 South Gloster, Tupelo, MS 38801
CORPUS CHRISTI
   5000    Jackson Hewitt Inc.
   TX005   Wal-Mart            (512)937-6829  10241 S. Padre Island Dr., Corpus Christi, TX  78418
   TX005   Montgomery  Ward    (512)994-3410  5858 Spid Sunrise Mall,  Corpus Christi,  TX 78412
   TX006   Wal-Mart            (512)387-0842  3829 US Hwy  77,  Corpus Christi,  TX 78410
   TX014   Wal-Mart            (512)387-0842  1821 S. Padre  Island Dr, Corpus  Christi,  TX 78415
   TX467   Storefront         *(512)814-1040  3819 S. Staples Hamlin Center,  Corpus Christi, TX 78411
   TX467   Storefront          (512)980-8829 1212 Padre Staples Mall, Corpus Christi, TX 78413
DALLAS-FT. WORTH
   0697    AIT Services, Inc.
   TX054   Storefront         *(214)636-3278 426 E. Main Street, Royse City, TX 75189
   0727    Linda G. Whittington
   TX046   Storefront          (972)370-3278 6874 Main, Frisco, TX 75034
   TX046   Wal-Mart            (972)377-3118 5000 Main, The Colony, TX 75056
   TX048   Storefront         *(214)548-1084 1330 N. McDonald Ste 202, Mckinney, TX 75069
   0730    Templeton and Associates
   TX028   Storefront         *(972)228-3278 The Crossing Shopping Center 1001 N, Desoto, TX 75115
   TX028   Storefront          (972)224-3278 1130 W. Camp Wisdom Rd, Dallas, TX 75232
   TX029   Storefront          (972)296-3278 Red Bird Mall 3662 W Camp Wisdom Rd, Dallas, TX 75237
   TX029   Montgomery Ward     (972)780-1400 Mw Red Bird Mall, Dallas, TX 75237
   0733    Charles Irvine Corporation
   TX369   Storefront         *(903)874-3278 1730 W 7th Ave, Corsicana, TX 75110
   TX369   Storefront          (972)875-5400 304c E. Ennis Ave., Ennis, TX 75119
   0738    JMW Enterprises
   TX024   Storefront          (214)423-6668 2400 Ave. K, Suite B, Plano, TX 75074
   0974    Robert Stan Black
   TX023   Storefront         *(972)317-3555 1301 W. Highway 407, Lewisville, TX 75067
   TX044   Montgomery Ward    *(817)566-0681 2201 E. I-35 South Loop 288, Denton, TX 76201
   0999    Lorjust Bayne III/Ricky Brown
   TX039   Storefront         *(817)274-0223 1504 New York, Arlington, TX 76010
   TX039   Montgomery Ward     (817)649-3888 Forum 303 2700 E. Pioneer Highway, Arlington, TX 76010
   1080    Stella McAnally
   TX027   Montgomery Ward     (972)509-9228 900 W 15th, Plano, TX 75075
   TX031   Montgomery Ward     (972)680-3278 603 Plano Rd., Richardson Sq. Mall, Richardson, TX 75081
   TX057   Storefront         *(972)416-8343 Carrollton Park Ii Ctr. 1235 S Jose, Carrollton, TX 75006
   TX057   Storefront          (972)490-1040 2086 Valley View Center, Dallas, TX 75240
   TX120   Storefront         *(214)391-9881 8106 Lake June Rd., Dallas, TX 75217
   TX601   Storefront          (214)324-9300 2309 Gus Thomasson, Dallas, TX 75228
   1388    Terry Trevino
   TX080   Montgomery Ward     (817)338-3033 2600 W. Seventh St., Fort Worth, TX 76107
   TX502   Storefront          (817)924-3278 908c W Berry, Fort Worth, TX 76110
   TX506   Storefront         *(817)626-8444 2901 North Main, Ft Worth, TX 76106
   1402    Sherrie Boyd & Debbie Jackson
   TX106   Storefront          (214)946-7167 227 West 10th, Dallas, TX 75208
   TX604   Storefront         *(214)388-7144 2244 South Buckner Ste C, Dallas, TX 75227
   1528    Maltby Enterprises, INC.
   TX376   Wal-Mart           *(817)965-8648 2765 W. Washington, Stephenville, TX 76401
   1590    J. T. Pryor & Associates, Inc.
   TX020   Storefront          (972)484-6619 2932 Valley View Lane, Farmers Branch, TX 75234
   TX020   Montgomery Ward     (972)484-7405 100 Northtown Mall, Dallas, TX 75234
   TX051   Storefront         *(972)278-FAST 1020 W. Centerville Ste. 1020, Garland, TX 75041
   TX051   Wal-Mart            (972)271-5000 3159 Garland Ave(Walmart), Garland, TX 75041
   TX052   Storefront          (972)278-3278 418 Big Town Mall, Mesquite, TX 75149
   TX052   Montgomery Ward     (214)327-3936 Big Town Mall 500 Pike Ave, Mesquite, TX 75149
   TX114   Storefront          (972)278-3278 6303 Forrest Park Blvd, Dallas, TX 75235
   1596    Michael R. Daugherty
   TX001   Storefront         *(972)937-1040 401 Highway 77, Ste 12, Waxahachie, TX 75165
   1619    John M. Carpenter
   TX041   Storefront         *(972)257-1040 1111 W. Airport Fwy Suite 135, Irving, TX 75062
   TX041   Montgomery Ward     (972)790-0653 2802 W. Irving Blvd., Irving, TX 75061
   1715    James L. Fullerton & Jean E.
   TX083   Montgomery Ward     (817)595-7813 200 Northeast Mall State Hwy. 121a, Hurst, TX 76053
   TX501   Storefront         *(817)581-2001 5142 Rufe Snow Drive #116, North Richland H, TX 76180
   1730    Ken McPeak
   TX004   Storefront         *(972)840-3278 1916 1st Street, Garland, TX 75040
   1786    T.G.W. Corporation
   TX242   Storefront         *(903)455-3800 6834 Wesley S-50, Greenville, TX 75402
   TX424   Storefront         *(903)583-6968 508 N. Center St., Bonham, TX 75418
   TX424   Wal-Mart            (903)737-0811 3855 Lamar, Paris, TX 75460
   1811    Robert D. Williams
   TX605   Storefront         *(214)503-1180 9310 Forest Lane, Suite 352, Dallas, TX 75243
   TX605   Wal-Mart            (214)231-1185 13739 N Central Expy., Dallas, TX 75243
   5000    Jackson Hewitt Inc.
   TX034   Montgomery Ward     (817)294-6413 Hulen Mall 4900 South Hulen Street, Fort Worth, TX 76132
   TX036   Storefront         *(817)468-9344 3701 S Cooper S-195, Arlington, TX 76015
   TX090   Storefront          (214)467-8033 2513 S.Hampton Road, Dallas, TX 75224
   TX090   Montgomery Ward     (214)941-6976 800 Wynnewood Village, Dallas, TX 75224
   TX416   Wal-Mart            (817)596-5125 1836 South Main, Weatherford, TX 76086
   TX421   Wal-Mart            (817)465-8097 4801 S Cooper St (Walmart), Arlington, TX 76017
   TX503   Storefront         *(817)535-4000 4222 E Lancaster, Fort Worth, TX 76103
DAYTON
   0695    Christian Financial Services
   OH198   Storefront         *(937)236-0999 6070 Chambersburg Rd., Huber Heights, OH 45424
   0854    Sharon Brockman
   OH199   Storefront         *(937)253-2223 2931 Linden Avenue, Dayton, OH 45410
   1117    David Stickel
   OH147   Wal-Mart            (937)325-1078 1600 Bechtle Ave, Springfield, OH 45504
   OH178   Storefront         *(937)325-1078 2158 East Main Street, Springfield, OH 45503
   1393    T. Adegboruwa & E. Umoren
   OH130   Storefront         *(513)278-8909 4215 North Main Street, Dayton, OH 45405
DENVER
   0776    Mountain-Bay Corporation
   CO626   Storefront         *(970)668-1480 699 N. Summit Blvd P. O. Box 2847, Frisco, CO 80443
   0812    Warren Wielandt/Joyanne Gunder
   CO021   Wal-Mart            (303)683-7998 6675 Business Center Drive, Highlands Ranch, CO 80126
   CO306   Storefront         *(303)394-1040 343a S. Colorado Blvd, Denver, CO 80222
   CO309   Wal-Mart            (303)932-7829 7900 W. Quincy Ave., Littleton, CO 80123
   CO309   Montgomery Ward     (303)972-5240 8501 West Bowles Ave, Littleton, CO 80123
   CO312   Storefront         *(303)781-2622 3704 S Broadway, Englewood, CO 80110
   0994    Accounting Concepts, Inc.
   WY003   Storefront         *(307)687-7788 110 W. Lakeway Suite 1000, Gillette, WY 82718
   1491    Albert Thum
   CO011   Montgomery Ward    *(303)412-1606 5451 W 88 Avenue, Westminster, CO 80030
   1608    Larry W. Cox
   CO303   Montgomery Ward     (303)696-3090 Buckingham Sq 1400 So Havana, Aurora, CO 80010
   CO304   Montgomery Ward     (303)937-6482 Villa Italia S/C 7200 W. Alemeda Av, Lakewood, CO 80226
   CO308   Storefront         *(303)233-3151 6905 W. Colfax, Lakewood, CO 80215
   CO310   Montgomery Ward     (303)480-6622 Lakeside Mall 5891 West 44th 5801 W, Denver, CO 80212
   CO871   Wal-Mart            (303)450-0047 550 E. 102nd Ave., Thornton, CO 80229
   1705    Daniel L.& Juanita Rivers
   CO155   Wal-Mart            (303)526-1706 952 Swede Gultch Rd, Golden, CO 80401
DETROIT
   0642    Frank J. Dick
   MI942   Storefront         *(313)513-9150 33724 Ford Rd., Westland, MI 48185
   0660    John R. McClaskey
   MI037   Storefront          (810)744-1440 25223bb Gratiot Ave, Roseville, MI 48066
   MI560   Storefront         *(810)558-0111 29700 Dequindre Rd., Warren, MI 48092
   MI560   Montgomery Ward     (810)751-7500 28800 Dequindre Road, Warren, MI 48092
   MI569   Storefront          (313)521-0600 20044 Kelly Rd., Harper Woods, MI 48225
   MI569   Montgomery Ward     (313)521-2040 18000 Vernoir Road, Harper Woods, MI 48225
   MI660   Montgomery Ward     (810)791-2000 35151 S. Gratiot Ave., Mt. Clemens, MI 48043
   0674    Charles J. Brattain
   MI302   Wal-Mart            (810)674-1173 300 N. Opdyke Rd, Auburn Hills, MI 48326
   MI313   Storefront         *(810)674-1177 4250 Dixie Highway, Waterford, MI 48329
   MI313   Montgomery Ward     (810)334-1112 Sumitt Place Mall 409 N. Telegraph, Waterford, MI 48328
   0743    Linda J. Gensbechler
   MI005   Storefront          (313)241-4930 107 S Monroe Street, Monroe, MI 48161
   1155    Iona Ivery
   MI104   Storefront          (810)968-6899 14500 W. 8 Mile Road, Oak Park, MI 48237
   MI106   Storefront          (810)545-6360 310 W. 9 Mile Rd, Ferndale, MI 48220
   MI108   Montgomery Ward     (810)569-1474 Northland Mall 21500 John C. Lodge, Southfield, MI 48075
   MI108   Montgomery Ward     (810)358-1200 Tel 12 Mall 28500 Telegraph Road, Southfield, MI 48034
   1264    Gail Martin & Joyce Martin
   MI035   Storefront          (313)864-4530 14422 W. 6 Mile Rd, Detroit, MI 48235
   MI040   Storefront         *(313)865-3535 13928 Woodward Avenue, Highland Park, MI 48203
   1277    T. Forester & Theresa Jean
   MI001   Montgomery Ward    *(313)422-3994 29501 Plymouth Rd., Livonia, MI 48150
   MI054   Storefront         *(313)584-3037 13252 Michigan Ave, Dearborn, MI 48126
   MI054   Montgomery Ward     (313)943-4389 13551 Michigan Ave., Dearborn, MI 48120
   5000    Jackson Hewitt Inc.
   MI064   Storefront          (313)281-2500 18625 Eureka Rd, Southgate, MI 48195
   MI064   Montgomery Ward     (313)281-2500 Southgate Mall 13665 Eureka Road, Southgate, MI 48195
DULUTH-SUPERIOR
   1486    Joseph F. & Lynn E. Jacob
   WI120   Storefront         *(715)682-6840 618 Main Street West, Ashland, WI 54806
EL PASO

   0628    Hughes-Schulz Corp.
   TX071   Storefront         *(915)757-3278 4727 B. Hondo Pass, El Paso, TX 79924
   TX071   Wal-Mart            (915)757-3278 4534 Transmountain Rd, El Paso, TX 79924
   TX628   Storefront          (915)591-3278 3333 Yarbrough, El Paso, TX 79925
   TX628   Wal-Mart            (915)757-3278 1144 N Yarbrough, El Paso, TX 79935
   TX628   Montgomery Ward     (915)755-3278 8401 Gateway West, El Paso, TX 79925
   TX670   Montgomery Ward     (915)755-4275 Montgomery Ward, El Paso, TX 79912
   0654    Robert Frost Nickerson
   NM654   Storefront         *(505)525-1414 2136 N.Main, Las Cruces, NM 88001
   NM654   Storefront          (505)526-9015 1300 El Paseo, Ste. F, Las Cruces, NM 88001
   TX611   Storefront         *(915)590-6565 3012-A Lee Trevino Drive, El Paso, TX 79936
   TX654   Storefront          (915)778-1260 7677 North Loop Dr. Suite B, El Paso, TX 79915
ELMIRA
   0511    L and W Partnership
   NY038   Storefront          (607)732-6871 1018a Laurel Street, Elmira, NY 14904
   NY038   Storefront          (607)732-7897 416 N. Main St., Elmira, NY 14901
   NY170   Storefront          (607)937-8177 42 Bridge St., Corning, NY 14830
   NY179   Storefront         *(607)732-3346 132 W. 14th Street, Elmira Heights, NY 14903
   NY179   Storefront          (607)739-0166 Arnot Mall, Horseheads, NY 14845
   NY179   Storefront          (607)735-0508 3078 Lake Road, Horseheads, NY 14845
   NY179   Wal-Mart            (607)739-2279 830 County Rt 64 / Bldg #3, Big Flats/Elmira, NY 14903
ERIE
   1815    Jo-El E. Thompson
   PA038   Storefront         *(814)898-1040 3018 Buffalo Road, Erie, PA 16510
   5000    Jackson Hewitt Inc.
   PA766   Wal-Mart            (814)868-3220 1930 Keystone Dr Ste 30, Erie, PA 16509
EUREKA
   0576    Charles C. Williams
   CA010   Storefront         *(707)443-2021  309 West Harris Street,  Eureka,  CA 95503
   CA010   Montgomery Ward    *(707)443-6614 2525 4th St., Eureka, CA 95501
EVANSVILLE
   1350    Michael & Sandra Titzer
   IN432   Storefront         *(812)428-3278 201 E. Eichel, Evansville, IN 47710
FLINT-SAGINAW-BAY CITY
   0754    James R. Greve
   MI651   Storefront         *(517)743-5464 1053 North Shiawassee, Corunna, MI 48817
   MI651   Wal-Mart            (810)720-0080 4313 Corunna Rd, Flint, MI 48532
FRESNO-VISALIA
   1142    Muriel Anderson
   CA504   Montgomery Ward     (209)261-0344 5740 North Blackstone, Fresno, CA 93710
FT. MYERS-NAPLES
   0647    Robert J. Jolicoeur
   FL001   Storefront          (941)275-8555 4125 Cleveland Ave., Fort Meyers, FL 33901
   FL001   Wal-Mart            (941)997-3278 13550 Cleveland Ave. N., North Ft. Myers, FL 33903
   FL001   Wal-Mart            (941)437-2874 7101 Cypress Lake Dr., Fort Myers, FL 33907
   FL002   Storefront         *(941)482-6116 17195 San Carlos Blvd., Ft. Myers Beach, FL 33931
   1394    Gregory Egolf
   FL003   Storefront         *(941)549-4522 3013 Del Prado Blvd. #6, Cape Coral, FL 33904
   FL159   Wal-Mart            (941)549-4522 1619 Del Pardo Blvd. S., Cape Coral, FL 33990
   1754    Thomas T. Murphy
   FL050   Storefront         *(941)592-9823 2095 Pine Ridge Road, Naples, FL 34109
   FL172   Wal-Mart            (941)592-9823 3451 Tamiami Trail E., Naples, FL 33962
   1809    Louise Hicks
   FL171   Storefront         *(941)369-1746 2523 Lee Blvd., Lehigh Acres, FL 33971
FT. SMITH
   1645    Loretta Hornsby
   AR110   Storefront         *(501)484-9399 5709 Rogers Ave Unit A, Fort Smith, AR 72903
   AR111   Wal-Mart            (501)484-9399 2600 Midland Blvd & Birnie Ave., Fort Smith, AR 72904
   5000    Jackson Hewitt Inc.
   AR109   Wal-Mart            (501)631-2060 2874 W. 6th St, Fayetteville, AR 72701
   AR842   Wal-Mart            (501)631-7013 2110 W. Walnut, Rogers, AR 72756
GAINESVILLE
   1692    Ken Kraus & Beverly Kraus
   FL049   Wal-Mart            (352)379-1040 3750 SW Archer Rd., Gainesville, FL 32608
GRAND JUNCTION-MONTROSE
   1726    George Smith
   CO113   Storefront         *(970)625-9140 216 West 3rd Street, Rifle, CO 81650
GRAND RAPIDS-KALMZOO-B.CRK
   0985    Henry Perri
   MI215   Storefront          (616)759-3411 1635 W. Sherman Blvd., Muskegon, MI 49441
   MI215   Storefront          (616)759-8116 161 Muskegon Mall Ste. 201, Muskegon, MI 49440
   1005    CD Investments, Inc.
   MI253   Storefront         *(616)532-4981 736 36th Street S.W., Grand Rapids, MI 49509
   MI256   Montgomery Ward     (616)538-1000 1100 28th St. S.W., Grand Rapids, MI 49509
   1329    Alan M. Becke
   MI261   Storefront          (616)342-8005 5050 W. Main Street, Kalamazoo, MI 49009
   MI277   Storefront          (616)327-6079 6650 S. Westnedge, Portage, MI 49002
GREENSBORO-H.POINT-W.SALEM
   0760    G. Grey And Sara B. Macy
   NC026   Wal-Mart            (910)377-3286 284 Summit Sq Blvd, Winston-Salem, NC 27105
   NC119   Storefront         *(910)724-1242 Parkway Plaza Shopping Center 1195, Winston-Salem, NC 27127
   0935    Lacy E. Tinnen


   NC204   Storefront         *(910)222-8299 529 North Graham-Hopedale Road, Burlington, NC 27217
   NC204   Storefront          (910)222-0015 1766 West Webb Ave, Burlington, NC 27217
   1720    Thomas Victor Thomas
   NC023   Storefront         *(910)767-9600 5053 University Parkway, Winston-Salem, NC 27106
   1732    Hege H. Russ
   NC049   Storefront          (910)854-5526 Four Seasons Town Centre, Greensboro, NC 27407
   NC050   Storefront          (910)621-6337 Carolina Circle Mall, Greensboro, NC 27405
   NC050   Storefront         *(910)275-8744 2908 Randleman Road, Greensboro, NC 27406
GREENVILLE-N.BERN-WASHNGTN
   0685    Irene Odebralski
   NC114   Storefront         *(919)447-3401 327 West Main Street, Havelock, NC 28532
   0857    Modern Tax Service, Inc.
   NC110   Storefront         *(910)353-8363 343-C Western Blvd, Jacksonville, NC 28546
   NC110   Wal-Mart            (910)353-8363 100 Western Plaza, Jacksonville, NC 28546
   0898    Manning, Daughtry, & Johnson
   NC006   Storefront         *(919)355-8204 310-E E. Arlington, Greenville, NC 27858
   1026    Carole M. Sykes
   NC251   Storefront         *(919)514-9877 1908 C South Glenburnie Dr, New Bern, NC 28560
   NC251   Montgomery Ward     (919)638-5181 2101 Neuse Blvd., New Bern, NC 28560
GREENVLL-SPART-ASHEVLL-AND
   0853    Charles L. Christie
   SC221   Storefront          (864)598-9807 701 N. Church Street, Spartanburg, SC 29303
   SC538   Storefront         *(864)848-2121 1326 West Wade Hampton Boulevard, Greer, SC 29650
   1626    Union Tire & Appliance Co. Inc
   SC213   Storefront         *(864)429-4249 408 Duncan Bypass, Suite 10, Union, SC 29379
   SC224   Check Cashers       (864)461-5340 112 W. Cherokee Street, Chesnee, SC 29323
   SC224   Wal-Mart            (864)582-1099 2081 E. Main St, Spartanburg, SC 29307
   SC225   Storefront          (864)576-1099 205 W. Blackstock Highway #290, Spartanburg, SC 29301
   SC226   Storefront         *(864)585-1099 482 West Main Street, Spartanburg, SC 29301
   SC226   Wal-Mart            (864)683-4578 917 E Main St, Laurens, SC 29360
   1763    Multitax Services, Inc.
   SC215   Storefront         *(864)294-1040 6300 White Horse Road Unit # 101, Greenville, SC 29611
   1784    Michael E.Curry
   NC102   Storefront         *(704)452-9393 107 Gudger Street, Waynesville, NC 28786
   NC102   Wal-Mart            (704)421-7501 201 Paragon Pky, Clyde, NC 28786
GREENWOOD-GREENVILLE
   1568    Dorothy M. Crane
   MS012   Copy, Pack, & Ship *(601)229-0702 1300 Sunset Dr., Grenada, MS 38901
HARRISBURG-LNCSTR-LEB-YORK
   1088    Scott E. Enterprises, Inc
   PA072   Storefront         *(717)232-2688 670 Division St., Harrisburg, PA 17101
   PA072   Storefront         *(717)234-4399 6 N. Cameron, Harrisburg, PA 17101
   PA074   Storefront          (717)944-6420 Rt 230 & Rosedale Avenue, Middletown, PA 17057
   PA074   Storefront          (717)564-2001 3200-C Paxton Street, Harrisburg, PA 17111
   1169    Schissler and Kint, Inc.
   PA130   Storefront         *(717)633-5280 48 Frederick St., Hanover, PA 17331
   1297    Dwight T. Windsor
   PA096   Storefront         *(717)338-9191 436 York St., Gettysburg, PA 17325
   1321    Paul L. Hoffman
   PA090   Montgomery Ward     (717)249-5655 N. Hanover & Rte 91, Carlisle, PA 17013
   1450    Robert B. Nunemacher
   PA082   Storefront          (717)290-8297 13 North Queen St., Lancaster, PA 17602
   1685    Andre & Allana Hills
   PA078   Wal-Mart            (717)840-9698 2801 E Market Bldg "b", York, PA 17402
HARTFORD & NEW HAVEN
   1651    Carl C. Reidemeister
   CT145   Storefront         *(860)445-5018 40 Plaza Court, Groton, CT 06340
   1714    Sherry Accounting Services
   CT130   Storefront         *(860)350-3278 49 Bank Street, New Milford, CT 06776
   1779    William A. Neathery
   CT112   Storefront         *(203)787-3023 379 Whalley Avenue, New Haven, CT 06511
HATTIESBURG-LAUREL
   0899    Gale York
   MS304   Storefront         *(601)582-2324 404 Broadway Dr., Hattiesburg, MS 39401
   MS304   Check Cashers       (601)584-9585 821 Edwards Street, Hattiesburg, MS 39401
   MS308   Storefront          (601)649-1040 910 Sawmill Road, Laurel, MS 39440
   MS308   Wal-Mart            (601)582-2324 2260 Hwy. 15 N., Laurel, MS 39440
HOUSTON
   0969    Jeffrey S. Dusza
   TX217   Storefront         *(713)699-1291 9225 Jensen Drive, Houston, TX 77093
   TX229   Storefront         *(713)694-3278 107 Northline Mall, Houston, TX 77022
   TX229   Storefront          (713)694-3278 Kiosk Northline Mall, Houston, TX 77022
   TX229   Montgomery Ward     (713)694-3278 Northline Mall 500 Northline Mall, Houston, TX 77022
   0972    Marlene T. Franklin
   TX237   Storefront         *(281)820-3279 318 West Little York, Houston, TX 77037
   TX237   Storefront          (281)447-3278 13634 Fm 249, Houston, TX 77086
   TX237   Wal-Mart            (281)820-3144 10411 N Freeway 45, Houston, TX 77037
   0993    Diana Malone
   TX201   Storefront          (713)641-2626 8201 Broadway, Houston, TX 77061
   TX201   Storefront          (713)649-0223 7718 Bellfort, Houston, TX 77061
   TX214   Storefront         *(713)947-1056 11043 Fuqua Rd. Suite B, Houston, TX 77089
   1064    Kathy Burton



   TX203   Storefront         *(713)741-1040 4706 Griggs Rd., Houston, TX 77021
   TX212   Storefront         *(713)649-3278 500 Gulfgate Mall, Houston, TX 77087
   1071    Rita Metoyer
   TX235   Storefront          (281)319-4075 20131 Hwy 59 North, Humble, TX 77338
   TX235   Storefront         *(281)548-3278 1034 First Street Suite 2, Humble, TX 77338
   1119    Harold L. Emmons
   TX239   Montgomery Ward     (281)897-9829 7925 Fm 1960 Rd West, Houston, TX 77070
   1135    Bettye Isham
   TX251   Storefront         *(281)364-1776 27714 I-45 North, Conroe, TX 77385
   1265    Ron E. Tull
   TX250   Storefront         *(281)583-1606 5020 Fm 1960 West, Houston, TX 77069
   TX250   Storefront          (281)583-1606 910 W Main, Tomball, TX 77375
   TX250   Wal-Mart            (281)583-1606 7075 Fm1960 West, Houston, TX 77069
   1318    John L. Lynch
   TX236   Storefront          (713)876-3278 303 Greenspoint Mall(Near Oshmans), Houston, TX 77060
   TX236   Storefront          (713)987-1040 11711 Eastex Freeway, Houston, TX 77039
   TX236   Montgomery Ward    *(713)875-3278 600 Greenspoint Mall, Houston, TX 77060
   1465    B. Ali Rashid
   TX209   Storefront         *(713)477-2579 1215 South Main, Pasadena, TX 77506
   TX210   Montgomery Ward     (713)943-6860 2222 Spencer, Pasadena, TX 77504
   TX213   Storefront         *(713)453-7894 816 Uvalde, Houston, TX 77015
   TX213   Wal-Mart            (281)477-9526 13750 I-10 E, Houston, TX 77015
   TX276   Montgomery Ward    *(713)421-3117 San Jacinto Mall I10 And Garth Road, Baytown, TX 77520
   1600    Waldean Buloth-Hazen
   TX089   Storefront          (409)986-9040 2437 Palmer Hwy, Texas City, TX 77590
   TX089   Storefront          (409)986-9040 805 21st Street North, Texas City, TX 77590
   TX089   Storefront          (409)986-9040 2327 Broadway Blvd, Galveston, TX 77590
   TX096   Storefront          (409)986-9040 6735 Main St & Hwy 6, Hitchcock, TX 77563
   TX096   Storefront          (409)986-9040 12494 Hwy 6, Santa Fe, TX 77510
   TX125   Wal-Mart            (409)740-3414 6702 Seawall Blvd., Galveston, TX 77550
   TX125   Wal-Mart            (409)986-9040 9300 Emmett F Lowry Expy, Texas City, TX 77551
   TX278   Montgomery Ward     (409)986-9040 100 Baybrook Mall, Friendswood, TX 77546
   1643    Doris M. Dupree-Roberts
   TX228   Storefront         *(713)797-6449 8240 West Bellfort Road, Houston, TX 77071
   1674    Faye Wigley
   TX262   Wal-Mart                 1716 Hwy I-45, Huntsville, TX 77340
   TX267   Storefront         *(409)760-1040 1505 North Frazier Ste 103, Conroe, TX 77301
   1712    Bestway Tax Services, Inc
   TX226   Storefront         *(713)984-0404 8788 Hammerly @ Hallister, Houston, TX 77080
   1798    Carol Wyatt Myers
   TX218   Storefront                7500 Bellaire Boulevard No 150, Houston, TX 77036
   TX218   Montgomery Ward     (713)771-3278 7500 Bellaire Blvd., Houston, TX 77036
   TX219   Montgomery Ward     (713)932-3152 Memorial City Mall 970 Gessner, Houston, TX 77024
   1799    Ankit K Patel & Rajula A Patel
   TX208   Storefront         *(713)631-8588 9421 G Mesa Drive, Houston, TX 77028
   1802    Ivy Investment, Inc.
   TX202   Storefront          (713)290-1747 734 Northwest Mall, Houston, TX 77092
   TX238   Wal-Mart            (281)586-9100 3275 Fm 1960 W, Houston, TX 77068
INDIANAPOLIS
   0976    C. Dexter Stapleton
   IN020   Storefront         *(812)339-3334 3850 West 3rd, Bloomington, IN 47404
   1074    Winifred Sweigart
   IN038   Storefront         *(317)462-9956 734 N State Road, Greenfield, IN 46140
   1103    Wilburn Enterprises, Inc.
   IN027   Storefront         *(317)841-1133 5937 E 86th St, Indianapolis, IN 46250
   IN411   Storefront          (317)231-0090 2807 E Michigan St, Indianapolis, IN 46201
   1108    Linda D. Kohlenberg
   IN034   Storefront         *(317)687-1377 3647 W. 16th Street, Indianapolis, IN 46222
   IN410   Storefront          (317)356-0169 6040 E Washington St, Indianapolis, IN 46219
   IN410   Montgomery Ward     (317)687-1377 10202 E. Washington St, Wash Square, Indianapolis, IN 46229
   IN413   Montgomery Ward     (317)452-3278 3919 Lafayette Rd, Indianapolis, IN 46254
   1417    Four Ayes Investment Group LLC
   IN068   Storefront         *(317)282-3278 2815 N. Wheeling Ave., Muncie, IN 47304
   1523    Raymond G. Smith
   IN402   Montgomery Ward     (317)887-5362 1251 US 31 North, Greenwood, IN 46142
   1540    Tom Shakespeare
   IN035   Storefront          (317)272-3080 188 North State Road Suite 107, Avon, IN 46168
JACKSON, MS
   1689    Jeffrey & Karen Davidson
   MS021   Storefront          (601)924-2040 103 Highway 80 E, Suite B, Clinton, MS 39056
   MS407   Storefront         *(601)353-1998 1400 Ellis Avenue, Suite 5, Jackson, MS 39204
   1704    Joseph R. Fontaine, Jr.
   MS406   Storefront         *(601)352-5829 989 Ellis Ave., Jackson, MS 39209
JACKSON, TN
   0791    Tax Professionals of America
   TN781 Storefront           *(901)427-7478  1298 North Highland Ave, Jackson,  TN 38305
   TN781 Storefront           *(901)968-8500 272 West Church, Lexington, TN 38351
JACKSONVILLE, BRUNSWICK
   1310    Stephen R. Burnett
   FL009   Storefront         *(904)751-9600 1680 Dunn Ave. Suite 3, Jacksonville, FL 32218
   FL010   Storefront         *(904)225-8500 548 Hwy 17, Yulee, FL 32097
   GA501   Storefront         *(912)882-8587 2502 Osborne Rd, St. Mary's, GA 31558
   GA501   Storefront          (912)882-8588 101 South Lee Street, Kingsland, GA 31548



   GA501   Wal-Mart            (912)882-8587 2603 Cc Osborne Rd., St. Marys, GA 31558
   GA502   Storefront          (912)261-0098 100 Mall Blvd, Brunswick, GA 31525
   1361    Visalli Enterprises
   FL086   Storefront          (904)720-2110 6630 Beach Blvd, Jacksonville, FL 32216
   FL087   Montgomery Ward     (904)724-1894 Montgomery Ward Regency Mall, Jacksonville, FL 32225
   FL090   Storefront          (904)768-7881 2310 Edgewood Ave. W., Jacksonville, FL 32209
   FL090   Storefront          (904)693-9005 1020-10 North Edgewood Ave, Jacksonville, FL 32254
   FL094   Storefront         *(904)695-2070 7200-6 Normandy Blvd, Jacksonville, FL 32205
   FL097   Storefront          (904)779-7600 7900-29 103rd Street, Jacksonville, FL 32210
   FL909   Storefront          (904)246-3131 2294-20 Mayport Road, Atlantic Beach, FL 32233
   1607    Taxco, Inc.
   FL007   Storefront         *(904)634-0543 17 East 43rd Street, Unit 2, Jacksonville, FL 32208
JOHNSTOWN-ALTOONA
   0663    Jeffrey L. McClarren
   PA463   Storefront         *(814)231-3287 1786 N. Atherton St., State College, PA 16803
   PA565   Storefront          (814)231-0575 Nittany Mall 7517 E College Ave, State College, PA 16801
   PA565   Storefront          (814)235-7257 2121 South Atherton Street, State College, PA 16801
   0724    Jennie Jacobs, Inc.
   PA524   Storefront         *(814)941-1040 120 Hollidaysburg Plaza, Duncansville, PA 16635
   PA525   Storefront          (814)941-1040 Station Mall 9th Ave. & 17th Street, Altoona, PA 16602
   PA525   Storefront          (814)941-1040 Kiosk Station Mall, Altoona, PA 16602
   PA525   Wal-Mart            (814)695-2520 2600 Plank Rd Commons, Altoona, PA 16602
   1076    Larry Hess
   PA140   Storefront         *(814)266-1808 Po Box 3960, Johnstown, PA 15904
   1090    Ron Kimberly
   PA164   Storefront          (814)768-1040 West Market Street, Clearfield, PA 16830
   PA164   Wal-Mart                 100 Supercenter Dr, Clearfield, PA 16830
JONESBORO
   1504    Lana Coons & Larry Brantley
   AR014   Storefront         *(501)930-9442 124 State Street,  Jonesboro, AR 72401
   AR016   Storefront         *(501)239-3130 1510 Kingshighway Suite 2, Paragould, AR 72450
JOPLIN-PITTSBURG
   1794    Judy A. Smith
   MO072   Storefront         *(417)659-9155 1425 E 32nd St, Joplin, MO 64804
KANSAS CITY
   0713    Stephen Ray Lyddon
   MO001   Montgomery Ward     (816)822-1996 8627 State Line Road, Kansas City, MO 64114
   MO527   Montgomery Ward     (816)454-1992 400 West Barry Road 169, Kansas City, MO 64155
   MO728   Storefront         *(816)756-1993 3903 Main Street, Kansas City, MO 64111
   1037    Thomas K. Nance
   MO523   Storefront         *(816)254-6735 3519 S. Noland, Independence, MO 64055
   MO523   Storefront          (816)358-9004 4200 Blue Ridge Blvd., Kansas City, MO 64133
   1588    Customers First!, Inc.
   KS008   Storefront          (913)299-2400 6529 State Ave., Kansas City, KS 66102
   KS008   Montgomery Ward     (913)596-7363 4601 State Ave., Kansas City, KS 66102
   KS011   Storefront         *(913)383-2311 9930 W. 87th St., Overland Park, KS 66212
   KS011   Montgomery Ward    *(913)383-2311 Oak Park Shpg Center 11201 West 95t, Overland Park, KS 66214
   MO722   Storefront         *(816)763-1312 12121 Blue Ridge Extension, Grandview, MO 64030
KNOXVILLE
   0926    Kenneth F. Roberts
   TN100   Storefront         *(615)971-1829 2115 East Magnolia Street, Knoxville, TN 37917
LAFAYETTE, IN
   1279    Jeffrey Brand & Jerry Brand
   IN026   Storefront         *(317)449-4818 600 Sagamore Pkwy. N., Lafayette, IN 47904
LAFAYETTE, LA
   0873    Barbara C. Spraggins
   LA105   Storefront          (318)828-1400 1803 W Main #1a, Franklin, LA 70538
   LA106   Storefront          (318)892-1040 2670 Veterans Memorial Drive, Abbeville, LA 70510
   LA107   Storefront         *(318)367-1040 903 E.Admiral Doyle Dr., New Iberia, LA 70560
   LA107   Wal-Mart            (318)394-5950 2310 N. Main, St. Martinville, LA 70582
   1183    Hawley J. Gary
   LA123   Wal-Mart            (318)237-5188 1229 Evangeline Thruway, Lafayette, LA 70501
   LA123   Montgomery Ward     (318)237-5188 1700 N.E. Evangeline Thrwy., Lafayette, LA 70501
   1681    Mary Ann Bennett
   LA136   Wal-Mart            (318)948-7555 1997 I-49 Service Rd., Opelousas, LA 70570
LAKE CHARLES
   1551    Charlotte Jean Reeves
   LA249   Wal-Mart            (318)478-4829 I-10/Cities Service Rd., Sulphur, LA 70663
   LA256   Storefront         *(318)478-4829  3309  Ryan  St.,  Lake  Charles,  LA 70601
   LA256   Wal-Mart            (318)478-4829  3415 US 14, Lake  Charles,  LA 70601
   1820    Jeannette Matney & Chris  Jopli
   LA251   Storefront         *(318)460-1041  1118  North  Pine, DeRidder, LA 70634
LANSING
   0941    Ray Easton
   MI201   Storefront          (517)485-0709 2622 North East St, Lansing, MI 48906
   MI203   Montgomery Ward     (517)323-1652 5220 W. Saginaw Hwy., Lansing, MI 48917
   MI204   Storefront         *(517)882-6740 1122 W. Holmes Ste. 9, Lansing, MI 48910
   1005    CD Investments, Inc.
   MI205   Montgomery Ward     (517)787-3000 1700 W. Michigan Ave., Jackson, MI 49202
   MI211   Storefront         *(517)694-8058 2375  N. Cedar St., Holt, MI 48842
LAREDO
   1093    Mario Tenore
   TX058   Storefront         *(210)722-1040 3600 San Bernardo Ave., Laredo, TX 78041



LAS VEGAS
   1046    Craig Kobylasz
   NV014   Storefront         *(702)454-2998 4558 E Tropicana Avenue, Las Vegas, NV 89121
   1756    L.V. Tax, Inc.
   NV002   Montgomery Ward     (702)385-6673 2875 E. Charleston, Las Vegas, NV 89104
   NV827   Storefront          (702)258-1237 4300 Meadows Lane Suite 233, Las Vegas, NV 89107
   NV827   Storefront         *(702)648-9881 6122 West Lake Mead Blvd, Las Vegas, NV 89108
   NV828   Wal-Mart            (702)238-2136 3625 S. Rainbow Blvd., Las Vegas, NV 89103
   NV871   Montgomery Ward     (702)367-3177 2120 South Decatur Blvd, Las Vegas, NV 89102
LITTLE ROCK-PINE BLUFF
   0843    Mary Harris and George Harris
   AR000   Storefront          (501)945-7888 4503 East Broadway, North Little Rock, AR 72117
   AR000   Storefront          (501)791-3232 5000 Jfk, North Little Rock, AR 72116
   AR000   Wal-Mart            (501)791-3232 3801 Camp Robinson Rd., North Little Rock, AR 72116
   AR000   Wal-Mart            (501)945-3535 5450 Landers Rd., Sherwood, AR 72117
   AR006   Storefront          (501)375-5151 1509 W. 14th St., Little Rock, AR 72202
   AR121   Wal-Mart            (501)224-4323 700 South Bowman, Little Rock, AR 72211
   AR125   Storefront          (501)847-3300 2203 Reynolds Rd, Bryant, AR 72022
   AR125   Storefront          (501)860-8686 2202 Military Rd., Benton, AR 72015
   AR125   Wal-Mart            (501)776-0606 17309 I-30, Benton, AR 72015
LITTLE ROCK-PINE BLUFF
   AR823   Storefront         *(501)568-2828 8414 Geyer Springs, LITTLE ROCK, AR 72209
   AR823   Wal-Mart            (501)565-2525 8801 Baseline Rd., Little Rock, AR 72209
   AR833   Storefront         *(501)336-8686 690 South Salem Rd. Ste 301, Conway, AR 72032
   AR833   Wal-Mart            (501)470-1515 1155 Hwy 65 N, Conway, AR 72032
   AR847   Storefront          (501)664-3636 4421 W. 12th Street, Little Rock, AR 72205
   AR847   Wal-Mart            (501)565-4242 6420 Asher Ave., Little Rock, AR 72204
   AR847   Montgomery Ward     (501)661-7275 300 S.University, Little Rock, AR 72205
   0845    Milton Bratton
   AR851   Storefront         *(501)982-9151 2027 N. First, JACKSONVILLE, AR 72076
   AR851   Storefront          (501)941-1131 918 W. Main St Ste 5, Cabotcabot, AR 72023
   AR851   Wal-Mart            (501)982-9300 612 Loop Rd., Jacksonville, AR 72076
   1664    Rosie M. & Morris Conrad
   AR825   Storefront         *(870)541-9090 2518 East Harding, Pine Bluff, AR 71601
   AR825   Wal-Mart            (501)879-6868 4030 West 25th, Pine Bluff, AR 71603
LOS ANGELES
   0565    Leena Parekh
   CA034   Wal-Mart            (714)773-5005 440 N. Euclid, Anaheim, CA 92801
   CA034   Montgomery Ward    *(714)999-1611 1331 S. Harbor Blvd, Fullerton, CA 92632
   CA047   Montgomery Ward     (562)929-8640 12051 Imperial Hwy., Norwalk, CA 90650
   0841    Elizabeth Monteiro
   CA002   Storefront         *(805)947-2028 2551 E Avenue S, Ste A, Palmdale, CA 93550
   CA110   Wal-Mart            (805)947-2028 320 W. Ave. P., Palmdale, CA 93551
   1212    Joseph Irlanda
   CA754   Storefront         *(818)963-7790 326 E. Alosta Ave., Glendora, CA 91740
   1230    Mary Crockett
   CA053   Storefront          (818)897-1100 13439 Osborne St. Unit 3, Arleta, CA 91331
   1340    Robert Smith
   CA025   Montgomery Ward    *(714)891-9224 7777 Edinger Blvd, Huntington Beach, CA 92647
   1409    Deborah L. Armijo
   CA650   Storefront         *(714)670-0214 7903 A Knott Ave, Buena Park, CA 90620
   1425    C. Bauman & K. Ekstand
   CA055   Storefront          (310)787-8186 2515 West Carson St Unit A, Torrance, CA 90503
   CA055   Montgomery Ward     (310)214-4717 21405 S Madrona Avenue, Torrance, CA 90503
   1428    Mudaliar Eknath
   CA045   Montgomery Ward     (310)531-3034 141 Lakewood Center Mall, Lakewood, CA 90712
   1522    Braulio P. Oro, Jr.
   CA180   Montgomery Ward    *848 S Barranca Street, Covina, CA 91723
   1697    Kay Greenspon
   CA654   Storefront         *(562)908-1977 11805 East Whittier Blvd., Whittier, CA 90601
   CA700   Montgomery Ward     (310)942-1009 8800 Whittier Rd, Pico Rivera, CA 90660
   1713    Clara Lanigan
   CA521   Storefront         *(619)245-5200 14592 Palmdale Road, Victorville, CA 92392
   1739    Steven S. Christian
   CA528   Wal-Mart            (909)882-2995 17251 Foothills Blvd., Fontana, CA 92335
   CA528   Wal-Mart            (909)882-1635 1610 S. Riverside Ave., Rialto, CA 92376
   1782    H Randhawa & A Randhawa
   CA059   Montgomery Ward     (818)609-9740 14665 Roscoe Blvd, Panorama City, CA 91402
   5000    Jackson Hewitt Inc.
   CA044   Storefront          (310)677-9815 1275 S. Labrea #114, Inglewood, CA 90301
   CA048   Montgomery Ward     (310)679-7366 12000 Hawthorne Blvd., Hawthorne, CA 90250
LOUISVILLE
   0817    Darrell R. Barrow
   IN087   Storefront          (812)338-2806 Hwy 64, English, IN 47118
   IN103   Storefront          (812)280-9395 2948 Hwy 62, Suite C, Jeffersonville, IN 47130
   IN421   Storefront         *(812)949-0751 2631 Charlestown Rd, New Albany, IN 47150
   1766    James Michael Jones
   KY012   Storefront         *(502)543-6400 167 S. Buckman, Shepherdsville, KY 40165
   KY104   Storefront         *(502)352-5255 476 W. Lincoln Trail Blvd., Radcliff, KY 40160
   5000    Jackson Hewitt Inc.
   IN407   Wal-Mart            (812)523-3350 1600 East Tipton, Seymour, IN 47274
LUBBOCK
   1758    David L. Hoblit, Jason Bullard
   TX396   Storefront         *(806)791-4433  4433 34th, Lubbock, TX 79410
   TX396   Wal-Mart            (806)793-3008  4215  South  289  Loop, Lubbock,  TX  79423
   TX398   Wal-Mart            (806)793-3733 702 West Loop 289, Lubbock, TX 79416



MANKATO
   0799    Paul Haukoos & Edwin Rundell
   MN064   Storefront         *(507)388-9394 1400 Madison Ave., Mankato, MN 56001
MEMPHIS
   0791    Tax Professionals of America
   TN891   Storefront          (901)286-0678 620-E Mall Boulevard, Dyersberg, TN 38024
   TN891   Copy, Pack, & Ship *(901)286-6799 2650 Lake Road, Dyersberg, TN 38024
   0848    Linda Hallum & William Hallum
   MS131   Storefront         *(601)393-4557 521 Stateline Road, Southhaven,, MS 38671
   0940    Frances Lynn Phelps
   TN225   Storefront         *(901)658-1549 419 Tennessee Street, Hwy 18 South, Bolivar, TN 38008
   TN225   Storefront         *(901)645-9919 109 Court Avenue, Selmer,, TN 38375
   0981    Brenda Yarber
   MS001   Storefront         *(601)286-1040 2011 Hwy. 72 E. Easttown Shpng Ctr., Corinth, MS 38834
   MS001   Storefront         *(601)287-2299 2411 Proper Street., Corinth,, MS 38834
   MS001   Storefront          (601)728-1080 118 W. College Street, Booneville, MS 38829
   MS001   Wal-Mart            (601)287-1481 2301 Golding Dr., Corinth, MS 38834
   1309    Barbara A. Walker
   AR009   Storefront         *(501)238-1040 509 North Falls, Wynne,, AR 72396
   AR009   Wal-Mart            (870)630-1040 205 Dead Rick Rd., Forrest City, AR 72335
   1526    John Medeiros
   AR012   Storefront         *(501)483-7658 1108 Hwy 69 West, Trumann, AR 72472
   AR012   Wal-Mart            (501)563-2294 Hwy. 140 West, Osceola, AR 72370
   AR012   Wal-Mart            (501)483-6981 U.S. Hwy. 63 North, Trumann, AR 72472
   1535    Roger & Delores Sumpter
   AR010   Wal-Mart           *(501)735-4428 798 West Service Road, W Memphis, AR 72301
   5000    Jackson Hewitt Inc.
   TN109   Storefront         *(901)360-8955 4045 American Way, #9, Memphis, TN 38118
   TN796   Storefront          (901)344-7700 1221 Southland Mall., Memphis,, TN 38116
MERIDIAN
   5000    Jackson Hewitt Inc.
   MS202   Storefront         *(601)485-6699 826 Hwy. 19 North Ste. 460, Meridian, MS 39307
MIAMI-FT. LAUDERDALE
   0507    J and O
   FL221   Wal-Mart            (305)499-9993 8651 Northwest 13 Terrace, Miami, FL 33126
   FL900   Storefront         *(305)227-4100 9465 West Flagler Street, Miami, FL 33174
   0839    Donna Hengber
   FL034   Storefront         *(954)977-8500 346 South State Road 7, Margate, FL 33068
   FL205   Storefront         *(954)923-6328 348 E Dania Beach Blvd, Dania, FL 33004
   FL911   Wal-Mart            (954)942-1080 300 W. Copans Rd., Pompano Beach, FL 33064
   1017    J & E Tax Service, Inc.
   FL255   Storefront         *(305)541-9333 3809 West Flagler Street, Miami, FL 33134
   1105    Tronic Tax Corp.
   FL197   Storefront         *(954)785-8079 741 E. Atlantic Blvd., Pampano Beach, FL 33060
   1650    Mark Daily and Carmen Daily
   FL230   Wal-Mart            (305)387-6377 15885 SW 88th Street, Miami, FL 33193
   1682    Matt Gribble
   FL902   Storefront         *(305)512-4974 4200 W 12th Ave., Hialeah, FL 33012
   1718    Labib Baltagi
   FL005   Storefront         *(305)895-3011 705 NE 125th Street, North Miami Beach, FL 33015
   FL005   Wal-Mart            (305)770-4595 17250 NW 57th Ave., Hialeah, FL 33015
   1753    Marcia Grayson, CPA
   FL227   Storefront         *(305)386-7277 SW 13th Ave & 96th Street, Miami, FL 33186
MILWAUKEE
   0897    Shelly Pijpaert
   WI203   Storefront          (414)344-4043 3428 W. Vliet, Milwaukee, WI 53208
   WI203   Storefront          (414)513-5600 1560 E. Moreland, Waukesha, WI 53186
   WI204   Storefront          (414)513-0174 6404 N 76th, Milwaukee, WI 53223
   WI205   Storefront          (414)265-6661 2400 N. Dr. Martin Luther King Dr, Milwaukee, WI 53212
   WI207   Storefront          (414)463-8065 65th & Capitol Drive, Milwaukee, WI 53216
   WI897   Storefront         *(414)672-8900 826 N. Mitchell St, Milwaukee, WI 53204
MINNEAPOLIS-ST. PAUL
   0761    Edward D. Bator
   MN038   Storefront          (507)451-5927 131 West Bridge St, Owatonna, MN 55060
   1096    Duane E. & Paula J. Johnson
   MN030   Storefront         *(612)788-7880 2213 1/2 Central Ave., Minneapolis, MN 55418
   MN040   Montgomery Ward     (612)647-2152 1400 University Ave., St. Paul, MN 55103
   1181    John P. Simms
   MN026   Storefront         *(612)825-4743 712 1/2 East Lake St., Minneapolis, MN 55407
   1203    D. Marchand & G. Stadler
   MN021   Montgomery Ward     (612)631-6840 Rosedale Shopping Ctr 600 Rosedale, Roseville, MN 55113
   1447    Paul R. Hahn
   MN048   Storefront         *(612)881-4331 7852 Portland Ave S., Bloomington, MN 55420
   MN049   Storefront         *(612)861-5226 58 W. 66th St., Richfield, MN 55423
   1735    Edward William Bobb
   MN059   Storefront          (612)441-7007 Elk Park Center, Elk River, MN 55330
   MN078   Montgomery Ward     (612)754-1243 Northtown Shopping Center 99 Northt, Blaine, MN 55434
MOBILE-PENSACOLA
   0734    Charles C. Brumley
   FL146   Storefront          (904)484-7060 312 E. 9 Mile Rd, Suite 21, Pensacola, FL 32514
   FL146   Storefront         *(904)476-3523 8102 North Davis Highway, Pensacola, FL 32514
   FL734   Storefront         *(904)434-9364 15 Brent Lane, Ste 6-118, Pensacola, FL 32504



   FL734   Wal-Mart            (904)476-8838 6241 N. Davis Hwy., Pensacola, FL 32504
   FL734   Montgomery Ward     (904)857-0541 Cordova Mall, Pensacola, FL 32504
   0859    Edgar J. Huite
   AL801   Storefront         *(334)943-6601 1111a N. McKinzie, Foley, AL 36535
   AL801   Storefront          (334)943-6601 4098 Orange Beach Blvd, Orange Beach, AL 36561
   AL801   Storefront          (334)943-6601 22378 Hwy 59, Robertsdale, AL 36567
   AL803   Storefront          (334)937-6574 615 D'Olive, Bay Minette, AL 36507
   AL803   Wal-Mart            (334)621-0804 27955 Hwy. 98, Daphne\ Lake Forest, AL 36526
   0877    Elton Jenkins
   FL038   Storefront         *(904)626-4000 6494 Highway 90, Milton, FL 32570
   FL038   Wal-Mart            (904)626-4000 913 Hwy. 90 W., Milton, FL 32570
   FL147   Storefront         *(904)455-8666 4905 Mobile Highway, Pensacola, FL 32506
   FL147   Wal-Mart            (904)474-9992 8970 Pensacola Blvd., Pensacola, FL 32534
   0881    Satish Vasant Mulekar
   AL005   Wal-Mart            (334)476-2216 1095 Industrial Parkway, Saraland, AL 36571
   AL500   Storefront         *(334)476-2216 3083 Dauphin Street Mid-Town Mart, Mobile, AL 36606
   AL500   Storefront          (334)476-2216 822 Holcombe Ave, Mobile, AL 36606
   AL500   Montgomery Ward     (334)473-9877 Springdale Mall, Mobile, AL 36606
   1745    Shirley & Percy Ethridge
   AL004   Storefront         *(334)661-1991 4055 Cottage Hill Rd, Mobile, AL 36609
   AL004   Wal-Mart            (334)661-1991 7797 Airport Blvd., Mobile, AL 36608
   1822    BTD Ventures, Inc.
   FL006   Storefront         *(904)864-0944 296 Eglin Parkway N.E., Fort Walton Beach, FL 32547
   FL006   Storefront         *(904)830-9756 1401 Greenbriar Pkwy #2, Gulf Breeze, FL 32561
   FL006   Storefront          (904)830-9756 323 Page Bacon Rd. #11, Mary Esther, FL 32566
   FL028   Storefront          (904)678-3990 438 John Sims Parkway, Niceville, FL 32578
   FL144   Wal-Mart            (904)682-0299 3351 S Ferdon  Blvd, Crestview, FL 32536
MONROE-EL DORADO
   0636    Ethridge Tax Service
   LA224   Storefront         *(318)322-4838 2820 Louisville Avenue Suite 103, Monroe, LA 71201
   LA224   Wal-Mart            (318)325-4705  1025 Glenwood Dr., West Monroe, LA 71291
   LA224   Wal-Mart            (318)361-0188 2701 Louisville Ave., Monroe, LA 71201
NASHVILLE
   0687    Sipra Banerjee
   TN127   Storefront         *(615)354-0004 6690 Charlotte Pike, Nashville, TN 37209
   1727    Linda O. Peck
   TN129   Storefront         *(615)758-6636 15305 Lebanon Rd., Old Hickory, TN 37138
   1775    Mark A. & Debbie Hill
   TN896   Wal-Mart            (615)393-0453 2111 N Jackson St., Tullahoma, TN 37388
   TN896   Wal-Mart            (615)962-9036 2629 Decherd Blvd, Winchester, TN 37398
   5000    Jackson Hewitt Inc.
   TN699   Storefront          (615)331-3674 4050 Nolensville Road, Suite N4, Nashville, TN 37211
   TN715   Storefront          (615)352-1721 5517 Charlotte Pike, Nashville, TN 37209
NEW ORLEANS
   0668    Max M. Hirsch
   LA001   Storefront          (504)288-6700 4335 Chef Menteur Hwy, New Orleans, LA 70126
   LA003   Storefront          (504)368-9487 964 Manhattan Blvd. #3, Harvey, LA 70058
   LA003   Wal-Mart            (504)347-0300 2100 Alex Korman, Harvey, LA 70058
   LA007   Storefront          (504)483-9020 3844 Dublin St, New Orleans, LA 70118
   LA007   Wal-Mart            (504)734-3030 800 Clearview Pky., Harahan, LA 70123
   LA114   Storefront          (504)286-1040 2091 Caton Street, New Orleans, LA 70122
   LA121   Wal-Mart            (504)394-0480 925 Behrman Hwy., Gretna, LA 70056
   LA623   Storefront         *(504)243-1040 9701 I-10 Service Rd. St. #a6, New Orleans, LA 70127
   LA623   Storefront          (504)243-0035 5700 Read Blvd., New Orleans, LA 70127
   0732    T.L.L., Inc.
   LA211   Wal-Mart            (504)336-1040 2808 Court St., Port Allen, LA 70767
   0851    Accounting Associates, Inc.
   LA004   Storefront         *(504)340-2727 1985 Barateria Blvd., Marerro, LA 70072
   1065    LIN-DAR, Inc.
   LA122   Storefront         *(504)271-8297 3201 E. Judge Perez Dr., Meraux, LA 70075
   1092    Carolyn Vortisch
   LA115   Storefront         *(504)737-1040 6626 Jefferson Hwy, Harrahan, LA 70123
   LA117   Storefront         *(504)832-1099 3213 17th Ste A, Metairie, LA 70002
   LA213   Storefront         *(504)467-1040 3130 Loyola Dr. #5, Kenner, LA 70065
   1141    William & Cathleen Walter
   LA005   Storefront          (504)899-0509 2428 S. Clairborne Ave., New Orleans, LA 70125
   LA113   Storefront          (504)821-0300 1048 North Broad, New Orleans, LA 70119
   LA113   Storefront         *(504)822-7538 3235 Tulane Ave., New Orleans, LA 70119
   1237    B & F Associates
   LA108   Storefront         *(504)853-1040 1605 C. Grand Caillou Rd., Houma, LA 70363
   LA108   Copy, Pack, & Ship  (504)851-1040 1633 Martin Luther King Blvd, Houma, LA 70360
   1436    Barbara B. McDonald
   LA103   Storefront         *(504)735-8080 429 Columbia Street, Bogalusa, LA 70427
   LA128   Storefront         *(504)429-1800 808 Venice St, Hammond, LA 70403
   LA210   Storefront         *(504)839-6898 704 Washington Street, Franklinton, LA 70438
   LA306   Wal-Mart            (504)429-1800 1707 W. Thomas St., Hammond, LA 70401
   1630    1040, Inc.
   LA102   Storefront         *(504)641-1021 128 Gause Blvd West, Slidell, LA 70460
   LA304   Storefront          (504)898-0950 1200 Business 190 Bay 20, Covington, LA 70433
   1728    Gloria Frith
   LA112   Storefront         *(504)944-1040 2025 St. Claude Ave., New Orleans, LA 70116
   5000    Jackson Hewitt Inc.
   LA111   Storefront         *(504)891-8008 1031 9th Street Suite A, New Orleans, LA
NEW YORK
   0596    TDM, Inc
   NJ984   Storefront          (201)977-9114 444 Madison Ave., Paterson, NJ 07501



   NJ984   Storefront         *(201)977-9115 191 Lafayette Street, Patterson, NJ 07501
   NJ984   Storefront         *(201)785-9845 103 Main Street, Little Falls, NJ 07424
   0893    M. Jeffrey Madan
   NJ048   Storefront          (908)828-5330 574 Milltown Rd, North Brunswick, NJ 08902
   NJ048   Wal-Mart            (908)448-1040 979 Route #1 S., North Brunswick, NJ 08902
   NJ050   Storefront         *(908)238-1040 607a Highway 18, East Brunswick, NJ 08816
   0914    Hector L. Sanchez
   NJ102   Storefront         *(201)413-1040 308 Grove Street, Jersey City, NJ 07302
   0920    Robert E. Williams
   CT120   Storefront         *(203)778-4829 183 Main Street, Danbury, CT 06810
   CT120   Storefront          (203)778-3983 Danbury Fair Mall  7 Backus Ave, Danbury, CT 06810
   0959    Anthony & Carol A. Manousos
   CT104   Storefront          (203)353-0132 12 Belden Ave, Norwalk, CT 06850
   CT104   Storefront         *(203)866-1099 12 Belden Ave., Norwalk, CT 06850
   0998    William Goldstein
   NY056   Storefront         *(516)292-3330 66 North Franklin Street, Hempstead, NY 11550
   NY071   Storefront          (516)377-0794 10 East Sunrise Hwy., Freeport, NY 11520
   1004    Grand Income Tax, Inc.
   NY105   Storefront          (718)729-7007 29-13 36th Ave, Long Island City, NY 11106
   NY106   Storefront         *(718)932-4000 28-17 Steinway Street, Astoria, NY 11103
   NY107   Storefront          (718)457-4206 84-30 Roosevelt Ave., Jackson Heights, NY 11372
   1035    Anjeet Sobti
   NY052   Storefront          (914)699-5418 One South Fourth Avenue, Mount Vernon, NY 10550
   NY053   Storefront          (914)632-5789 485 A Main Street, New Rochelle, NY 10801
   NY112   Storefront          (718)625-6009 38 Nevins, Brooklyn, NY 11211
   NY207   Storefront         *(718)665-4448 88 East 161 St, Bronx, NY 10451
   NY299   Storefront          (718)515-7628 3548 White Plains Rd., Bronx, NY 10467
   1062    J.C.B.C., Inc.
   NY103   Storefront         *(718)721-4888 33-02 Ditmars Blvd, Astoria, NY 11105
   NY309   Storefront         *(718)459-6498 98-87 Queens Blvd, Rego Park, NY 11374
   NY325   Storefront         *(718)628-6632 60-50 Myrtle Avenue, Ridgewood, NY 11385
   NY325   Storefront         *(718)456-1917 68-29 Myrtle Ave, Glendale, NY 11385
   1137    Henry Johnson
   NJ051   Storefront         *(908)342-9866 2 Monument Square, New Brunswick, NJ 08901
   1215    Jam Millennium, Inc.
   NY308   Storefront         *(718)457-3361 103-07 Roosevelt Ave, Corona, NY 11368
   1554    Edward Solomon
   NY138   Storefront         *(516)471-7483 429 Hawkins Ave, Lake Ronkonkoma, NY 11779
   NY176   Wal-Mart            (516)471-7483 161 Centereach Mall, Centereach, NY 11720
   1579    Robert J. Heagen
   NJ022   Storefront         *(908)920-2990 249 Chambersbridge Rd., Brick, NJ 08723
   1666    Anthony J. Coppola
   CT101   Storefront         *(203)353-0132 513 Summer Street, Stamford, CT 06901
   1701    Jennifer L. Ficuciello
   NY054   Storefront         *497-B South Broadway, Yonkers, NY 10705
   1702    Jay Sankaran
   NY313   Storefront         *(718)658-3825 153-38 Hillside Ave., Jamaica, NY 11432
   1788    Scan Systems, Inc.
   NY136   Storefront         *(516)582-8822 31 Wheeler Roadg, Central Islip, NY 11722
   NY331   Storefront          (718)398-8989 551 Nostrand Avenue, Brooklyn, NY 11216
   1803    Melissa A. Hill
   NY257   Storefront         *(718)904-0404 75 Westchester Square, Bronx, NY 10461
   1813    Joseph Yeadon
   NJ074   Storefront         *(201)923-2323 366-368 Clinton Place, Newark, NJ 07112
NORFOLK-PORTSMTH-NEWPT NWS
   0501    Employees Inc.
   VA037   Storefront         *(804)925-0536 914 N. Main Street, Suffolk, VA 23434
   VA038   Storefront          (804)562-3025 1339 Armory Dr., Suite 12, Franklin, VA 23851
   VA038   Storefront         *(804)365-0500 1254 Smithfield Plaza, Smithfield, VA 23430
   VA040   Storefront          (804)488-0411 4214 Portsmouth Blvd., Portsmouth, VA 23701
   VA040   Storefront          (804)484-8688 3115 Western Branch Blvd. Suite 105, Chesapeake, VA 23321
   VA040   Storefront          (804)487-8789 4536 Geo. Washington Hwy., Portsmouth, VA 23702
   VA040   Storefront         *(804)488-2962 3916 Portsmouth Blvd., Chesapeake, VA 23321
   VA040   Wal-Mart            (804)488-0411 4107 Portsmouth Blvd, Chesapeake, VA 23321
   VA040   Montgomery Ward     (804)488-0374 4000  Victory Blvd, Portsmouth, VA 23701
   VA040   Montgomery Ward     (804)465-4581 4200 Portsmouth Blvd 4200 Portsmout, Cheasapeake, VA 23321
   VA041   Storefront         *(804)397-1405 1008 Frederick Boulevard, Portsmouth, VA 23707
   0503    Josh Enterprises, Inc.
   VA051   Storefront         *(757)431-0460 2728 N Mall Drive #110, Virginia Beach, VA 23452
   VA051   Storefront          (757)431-0326 3601 Holland Rd.   Ste. 829, Virginia Beach, VA 23452
   VA051   Storefront          (757)471-9158 3813 Princess Anne Rd. Ste 128, Virginia Beach, VA 23456
   VA051   Montgomery Ward     (804)463-4560 701 Lynnhaven Pkwy, Virginia Beach, VA 23452
   0506    M And M
   VA056   Storefront         *(804)473-9366 4848-7 Virginia Beach Blvd., Virginia Beach, VA 23462
   VA056   Storefront         *(804)671-1614 800 Baker Rd #112, Virginia Beach, VA 23462
   VA056   Storefront          (804)363-9319 5393 Wesleyan Dr #102, Virginia Beach, VA 23455
   VA056   Storefront          (804)499-8007 4575 Bonney Road, Virginia Beach, VA 23462
   0508    Vickie Lemon
   VA027   Storefront         *(804)694-5082 6583 Market Drive, Gloucester, VA 23061
   0513    Ivy Enterprises, Inc.
   VA045   Storefront         *(757)428-8176 629 First Colonial Road, Virginia Beach, VA 23451
   VA045   Storefront         *(757)481-0494 1328 N. Great Neck Rd, Virginia Beach, VA 23451
   VA045   Storefront         *(757)422-1181 527 N. Birdneck Rd, Unit 13, Va Beach, VA 23451
   0528    Brits, Inc.



   VA058   Storefront          (757)474-1040 5302 Fairfield Shopping Center, Virginia Beach, VA 23464
   VA058   Storefront          (757)467-9429 4221 Pleasant Valley Road, Virginia Beach, VA 23464
   VA058   Storefront          (757)479-4998 1920 Centerville Turnpike, Virginia Beach, VA 23464
   VA058   Storefront         *(757)424-1040 6509 College Park Square, Virginia Beach, VA 23464
   VA058   Storefront          (757)424-1040 1501 20th Street, Chesapeake, VA 23324
   VA059   Storefront          (757)494-1040 1951 S. Military Highway, Chesapeake, VA 23320
   0719    Margaret Harrison Suppler
   NC105   Storefront         *(919)473-9818 202 Sir Walter Raleigh St., Manteo, NC 27954
   0746    P T Tax
   VA054   Storefront          (804)466-9224 1126 North Military Highway, Norfolk, VA 23502
   VA054   Wal-Mart            (804)466-0641 1170 N.Military Hwy, Norfolk, VA 23502
   VA054   Montgomery Ward     (804)627-4998 Montgomery Ward  5802 Va Beach Blvd, Norfolk, VA 23502
   VA746   Storefront          (804)625-3310 243 Granby Street, Norfolk, VA 23510
   VA746   Storefront         *(804)627-4998 1016 Park Ave, Norfolk, VA 23510
   1097    CAMA Enterprises, Inc.
   VA505   Storefront         *(757)587-1100 152 E. Little Creek Rd, Norfolk, VA 23505
   VA505   Storefront          (757)587-5621 9604 Granby Street, Norfolk, VA 23503
   VA505   Storefront         *(757)489-3161 8208-A Hampton Blvd, Norfolk, VA 23503
   VA802   Storefront          (757)587-3816 2366 E. Little Creek Rd., Norfolk, VA 23518
   VA802   Storefront          (757)362-8409 9549 Shore Drive Plaza, Norfolk, VA 23518
   VA802   Storefront          (757)853-5114 6204 G Military Highway, Norfolk,, VA 23518
   VA802   Storefront          (757)855-2261 6970 N. Military Hwy., Norfolk, VA 23518
   1114    CHESTAX Company
   VA039   Storefront         *(804)547-7762 1128 N. Battlefield Blvd., Chesapeake, VA 23320
   VA039   Storefront         *(804)548-4594 Greenbrier S 801 Volvo Pky Unit 128, Chesapeake, VA 23320
   VA039   Storefront         *(804)546-9161 237 S. Battlefield Blvd. Unit 25, Chesapeake, VA 23320
   1243    Susan Harmon
   VA032   Storefront          (804)930-9505 Stoney Brook Shpg. Ctr. 15425-G War, Newport News, VA 23608
   VA032   Storefront          (757)930-9505 14346 Old Courthouse Way, Newport News, VA 23602
   VA032   Montgomery Ward     (804)874-0100 Denbigh Mall, 354 Denbigh Blvd, Newport News, VA 23602
   1543    Gunwant S. Rekhi
   VA023   Storefront         *(804)843-4546 1714 Main Street, West Point, VA 23181
   VA031   Storefront         *(757)898-1755 Washington Squ. Shpg.Ctr. 5338 Geo., Grafton, VA 23692
   VA031   Storefront          (757)220-3747 455 Merrimac Trail, Williamsburg, VA 23185
   1547    Damar Corporation
   VA035   Storefront         *(757)596-6123 10153c Jefferson Ave., Newport News, VA 23605
   1559    Vine Enterprises, Inc.
   NC002   Storefront         *(919)335-0307 123 Jordan Plaza, Elizabeth City, NC 27909
   NC002   Storefront          (919)426-1191 Hwy 17, Ward Shopping Center, Hertford, NC 27944
   VA502   Storefront         *(757)425-8353 1581 General Booth Blvd., Virginia Beach, VA 23454
   1563    Lindsey Enterprises, Inc.
   VA034   Storefront         *(757)827-6191 3001 W. Mercury Blvd., Hampton, VA 23666
   VA034   Storefront          (757)727-7750 1111 N. King Street, Hampton, VA 23669
   VA034   Wal-Mart            (757)827-6191 1900 Cunningham Dr, Hampton, VA 23666
   VA034   Montgomery Ward     (757)838-3000 Coliseum Mall 1800 West Mercury Blv, Hampton, VA 23666
   1581    Bhupindar Rekhi & MandeepSobti
   VA033   Storefront          (757)851-6878 227 Fox Hill Rd  Unit C-2, Hampton, VA 23669
   VA033   Storefront          (757)727-0997 1946 E Pembroke Ave., Hampton, VA 23663
   VA036   Storefront          (757)245-5964 2703 Jefferson Ave., Newport News, VA 23607
   VA036   Storefront         *(757)245-6150 2219 Kecoughtan Rd, Hampton, VA 23661
   VA036   Storefront          (757)838-9799 605-13 New Market Dr., Newport News, VA 23605
   1774    Brenda J. Anderson
   VA028   Storefront         *(757)331-2222 21069 Bayside Rd. P.O. Box 207, Cheriton, VA 23316
   5000    Jackson Hewitt Inc.
   VA047   Storefront         *(757)498-9387 3742 Virginia Beach Blvd., Virginia Beach, VA 23452
   VA047   Storefront          (757)463-7913 340 London Bridge Sch Center, Virginia Beach, VA 23454
OKLAHOMA CITY
   1355    Melvin W. Decker
   OK134   Storefront         *(405)799-7100 837 NW 12th St., Moore, OK 73160
   1518    Northern Oklahoma Tax & Busin*
   OK010   Storefront         *(405)762-0644 2128 N 14th St. Suite 8, Ponca City, OK 74601
   OK010   Wal-Mart            (405)762-0655 1101 E. Prospect, Ponca City, OK 74601
ORLANDO-DAYTONA BCH-MELBRN
   0656    Mary D., Inc.
   FL021   Storefront         *(407)895-6011 2122 E. Colonial Dr., Orlando, FL 32803
   FL022   Wal-Mart            (407)249-2242 10749 E. Colonial Dr., Orlando, FL 32817
   0659    R. Wayne Sheffield
   FL604   Wal-Mart            (407)728-7114 3990 Babcock St., Melbourne,  FL 32901
   FL605   Storefront         *(407)722-9020 820 Palm Bay Road NE #112, Palm Bay, FL 32905
   0673    Wire Fox, Inc.
   FL601   Storefront         *(407)253-5756 1865 N. Wickham Rd., Melbourne, FL 32935
   FL601   Wal-Mart            (407)752-0082 1000 N. Wickham Rd., Melbourne, FL 32935
   0810    Robert B. Turnage & Associates
   FL029   Storefront         *(407)869-7277 851 West State Highway 436 Ste 1011, Altamonte Springs, FL 32714
   FL030   Storefront         *(407)299-7746 5052 West Colonial Drive, Orlando, FL 32808
   FL030   Storefront          (407)291-2939 2735 N. Hiawassee Rd, Orlando, FL 32818
   FL344   Montgomery Ward     (407)831-9960 130 East Altamonte Drive, Altamonte Springs, FL 32701
   FL353   Storefront          (407)298-4418 5779 Edgwater Drive, Orlando, FL 32810
   0813    Philip H. Welch
   FL602   Storefront         *(407)783-3999 365 N. Orlando Ave., Cocoa Beach, FL 32931
   FL602   Storefront          (407)453-1555 215 Crockett Boulevard, Merritt Island, FL 32953
   FL602   Wal-Mart            (407)783-7398 323 E Merritt Isl Causway, Merritt Island, FL 32952
   0878    Brilliant Deductions, Inc.
   FL062   Montgomery Ward     (407)420-2413 2500 W. Colonial Dr., Orlando, FL 32804
   FL358   Storefront         *(407)933-1551 1506 West Vine Street, Kissimmee, FL 34741



   0884    Jeanette Stiers
   FL054   Storefront         *(407)631-8297 1036 Clearlake Road, Cocoa, FL 32922
   1107    Minerva Chalwell
   FL394   Storefront         *(904)736-4755 1101c S Woodland Blvd Towers Center, Deland, FL 32724
   1475    C. Shew and N. Seiffert
   FL051   Storefront         *(407)268-8095 2910 Garden Street, Titusville, FL 32796
   FL051   Wal-Mart            (407)268-8095 3175 Cheney Highway, Titusville, FL 32780
   FL346   Storefront          (904)423-3278 699 N. Dixie Freeway, New Smyrna Beach, FL 32168
   1604    Rick C. Bourn
   FL354   Storefront         *(407)880-3453 67 West Main St., Apopka, FL 32703
   1675    Race Coast Ent.of Daytona, Inc
   FL025   Storefront         *(904)248-3278 1571 N. Nova Road, Holly Hill, FL 32117
   FL025   Storefront         *(904)258-3278 132 North Nova Rd, Daytona Beach, FL 32114
   1770    H & W Services, Inc.
   FL347   Storefront         *(407)323-4415 1806 French Avenue, Sanford, FL 32771
   1824    A. William Forness, Jr.
   FL023   Storefront         *(407)894-6556 2804 Curry Ford Rd., Orlando, FL 32806
   FL023   Storefront          (407)894-6556 400 East Compton Street, Orlando, FL 32806
   FL023   Montgomery Ward     (407)438-6875 7531 S. Orange Blossom Trail, Orlando, FL 32809
   FL024   Storefront          (407)282-1040 4310 South Semoran Blvd., Orlando, FL 32822
PADUCAH-C.GIRD-HARBG-MT VN
   0791    Tax Professionals of America
   TN005   Wal-Mart            1700 W. Reelfoot Ave, Union City, TN 38261
   1320    Steve Reece
   MO101   Storefront         *(314)888-1040 129 Bootheel Plaza, Kennett, MO 63857
   1507    Karen Lance
   MO102   Storefront         *(573)778-1040 200 South Westwood, Poplar Bluff, MO 63901
   1767    Royce Robin Bruce
   KY040   Wal-Mart            (502)251-2303 3220 Irvin Cobb, Paducah, KY 42001
   1771    Advanced Tax Services, Inc.
   MO046   Wal-Mart            (573)243-2623 Hwy. 61 E., Jackson, MO 63755
   MO046   Wal-Mart            (573)334-6595 3439 Williams St., Cape Girardeau, MO 63701
   1806    Vienna Tax Services, Ltd.
   IL106   Storefront         *(618)658-3278 114 North 4th Street, Vienna, IL 62995
   IL106   Wal-Mart            (618)549-9110 1450 East Main, Carbondale, IL 62901
   IL106   Wal-Mart            (618)993-1911 2705 Walton Way, Marion, IL 62959
PANAMA CITY
   1134    Susan Rose and Mary Bonnin
   FL145   Copy, Pack, & Ship  (904)233-9400 10270 Front Beach Road, Panama City Beach, FL 32407
   FL201   Storefront         *(904)914-2400 745 Harrison Ave, Panama City, FL 32401
PEORIA-BLOOMINGTON
   1421    Allen S. Ware
   IL036   Storefront         *(309)827-0440 512 E. Locust Street,  Bloomington,  IL 61701
   IL152   Montgomery Ward     (309)888-4040  301 S Veteran  Pkwy(College  Hills M), Normal, IL 61761
   IL160   Montgomery Ward     (309)688-3390 4501 N War Memorial Dr., Peoria, IL 61614
PHILADELPHIA
   0693    Maryland Samco, Inc.
   DE010   Storefront         *(302)368-7040 14a Marrows Rd., Newark, DE 19713
   DE012   Storefront         *(302)322-8111 1416 N. Dupont Highway, New Castle, DE 19720
   0880    Technosoft, Inc.
   PA044   Storefront         *(610)327-8754 429 High Street, Pottstown, PA 19464
   PA880   Storefront         *(610)279-1860 307 East Main Street, Norristown, PA 19401
   0912    Renee' A. Messina
   NJ004   Storefront          (609)692-9699 75 Landis Ave., Vineland, NJ 08360
   NJ101   Storefront         *(609)344-7444 2414 Atlantic Ave., Atlantic City, NJ 08401
   NJ101   Storefront          (609)348-0953 1600 Atlantic Ave., Atlantic City, NJ 08401
   0919    Tax, Facts, and Figures
   DE014   Storefront         *(302)655-3900 200 No. Union, Wilmington, DE 19805
   DE015   Storefront         *(302)764-8280 1 East Lea Blvd, Wilmington, DE 19802
   0933    Michael McGrath
   DE016   Storefront         *(302)998-7670 4565 Kirkwood Highway  Millcreek Sc, Wilmington, DE 19808
   DE017   Storefront         *(302)798-1430 3203 Philadelphia Pk, Claymont, DE 19703
   DE019   Storefront          (302)737-9488 602 Newark Shopping Ctr., Newark, DE 19711
   1315    The Tax Authority, Inc.
   NJ085   Storefront         *(609)665-1040 919 Cherry Hill Mall, Cherry Hill, NJ 08002
   NJ089   Storefront          (609)387-1000 287 Burlington Center - Upper Level, Burlington, NJ 08016
   NJ089   Copy, Pack, & Ship *(609)387-3690 2106 Mt. Holly Road, Burlington, NJ 08016
   NJ097   Storefront          (609)265-9000 1710 Rt 38, Lumberton, NJ 08060
   1445    Integrity Financial Services,
   NJ003   Storefront         *(609)927-1300 Store #2-B, Somers Point Plaza, Somers Point, NJ 08244
   NJ003   Storefront          (609)927-1300 5301 Atlantic Ave, Ventnor, NJ 08406
   1503    Red Cent East
   PA001   Storefront         *(215)765-5539 680 N. Broad St., Philadelphia, PA 19130
   PA002   Storefront          (215)229-1040 1001 Market St, Philadelphia, PA 19107
   PA016   Storefront         *(215)229-1040 3750 Germantown Ave, Philadelphia, PA 19140
   PA018   Storefront         *(215)843-9979 5612 Greene Street, Philadelphia, PA 19144
   PA086   Check Cashers       (610)490-1133 3302 Edgemont Avenue, Brookhaven, PA 19015
   PA136   Storefront          (215)338-8220 7331 Frankford Avenue, Philadelphia, PA 19136
   PA148   Storefront         *(215)471-9606 5137  Chestnut Street, Philadelphia, PA 19139
   PA620   Storefront          (610)583-1740 413 Macdade Blvd, Glen Olden, PA 19036
   1709    McWilliam Colon, Sr. & Milo A.
   PA015   Storefront          (215)424-3737 5607 N. 5th Street, Philadelphia, PA 19120
   1740    Larry W. Farmbry and Associa*



   PA143   Storefront         *(215)877-4181 2841 West Girard Avenue, Philadelphia, PA 19121
   1743    Wanda W. Pierce
   DE013   Storefront         *(302)993-0525 2421 Kirkwood Highway, Wilmington, DE 19805
   1759    Eric A. Hicklen
   PA091   Storefront         *(610)380-1991 210 East Lincolon Highway, Coastville, PA 19320
   5000    Jackson Hewitt Inc.
   DE101   Storefront          (302)735-8778 57 Greentree Dr., Dover, DE 19904
PHOENIX
   0922    Elle, Inc.
   AZ005   Montgomery Ward     (602)230-0033 1751 West Bethany Home Road, Phoenix, AZ 85015
   AZ123   Storefront         *(602)864-6538 8026 N 19th Avenue, Phoenix, AZ 85021
   AZ124   Montgomery Ward     (602)569-0033 4469 East Thomas Rd, Phoenix, AZ 85008
   AZ128   Storefront         *(602)788-3022 16874 North Cave Creek Road, Phoenix, AZ 85032
   1089    Valerie Lee
   AZ302   Storefront         *(520)704-1040 1071 Hancock Road #2, Bullhead City, AZ 86442
   AZ302   Wal-Mart            (520)704-1040 2350 Miracle Mile Rd., Bullhead City, AZ 86442
   1104    Scott Rulon
   AZ046   Check Cashers       (602)863-9300 19th Ave & Bell, Phoenix, AZ 85023
   AZ046   Montgomery Ward     (602)412-4100 7780 Arrowhead Town Center, Glendale, AZ 85308
   1294    Taxing Times, Inc.
   AZ002   Storefront         *(602)849-4480 6544 West Thomas Road Ste 32, Phoenix, AZ 85033
   1358    Red Cent, Inc.
   AZ003   Storefront          (602)268-9323 7227 S. Central Unit 1020, Phoenix, AZ 85040
   AZ040   Storefront          (602)827-8100 420 East Southern Ave. B-9, Mesa, AZ 85210
   AZ222   Storefront         *(602)784-1601 3124 S. Mill Ave., Tempe, AZ 85282
   1439    Shelly DeJean
   AZ050   Storefront         *(520)532-0247 4461 S. White Mountain Road, Show Low, AZ 85901
   AZ050   Storefront          (520)532-0247 Hwy 73, White River, AZ 85541
   AZ050   Wal-Mart            (520)537-4287 4421 S. White Mountain Rd., Show Low, AZ 85901
   1655    James E. Areghini
   AZ309   Storefront         *(602)964-8637 230 E. Hwy 89a, Suite A, Cottonwood, AZ 86326
   1783    Raul Franco
   AZ783   Storefront         *(602)668-1040 1911 W. Main St., Mesa, AZ 85202
   AZ783   Montgomery Ward     (602)833-4799 1625 W. Southern Ave., Mesa, AZ 85202
   5000    Jackson Hewitt Inc.
   AZ001   Montgomery Ward     (602)842-5924 Valley West Mall 5849 W Northern Av, Glendale, AZ 85301
   AZ007   Storefront         *(602)956-3135 2335 E. Indian School Rd., Phoenix, AZ 85016
   AZ038   Montgomery Ward     (602)842-5937 7835 W. Thomas Rd, Phoenix, AZ 85035
PITTSBURGH
   0737    Aquarian Ventures
   PA901   Storefront         *(412)733-1090 1910 Rt. 286, Pittsburgh, PA 15239
   PA901   Storefront          (412)373-4775 3983 Wm. Penn Hwy, Monroeville, PA 15146
   0757    Joseph P. O'Rourke
   PA101   Storefront          (412)431-5331 234 Brownsville Rd, Pittsburgh, PA 15210
   PA114   Storefront          (412)281-3455 819 Liberty Ave, Pittsburgh, PA 15219
   PA115   Storefront          (412)361-6255 6508 Frankstown Ave., Pittsburgh, PA 15206
   PA357   Storefront         *(412)571-1470 2883 West Liberty, Pittsburgh, PA 15216
   1180    Peter Winkler
   PA146   Storefront         *(814)437-1223 319 13th Street, Franklin, PA 16323
   1251    Susan & Joseph Nolan
   PA109   Storefront         *(412)734-9596 405 Lincoln Ave, Pittsburgh, PA 15202
   5000    Jackson Hewitt Inc.
   PA163   Storefront         *(412)657-9995 2807 Wilmington (Fox Chase Plaza), New Castle, PA 16105
PORTLAND, OR
   0975    Calvin and Hideko Phillips
   OR010   Storefront         *(503)390-7574 5097 River Rd North  (Ltc # 5518), Keizer, OR 97303
   OR010   Storefront          (503)362-5718 1131 Lancaster Dr. NE (Ltc # 5518), Salem, OR 97301
   OR010   Montgomery Ward     (503)585-0268 833 Lancaster Dr NE (Ltc # 5518), Salem, OR 97301
   OR011   Storefront         *(503)585-4663 1940 Commercial St SE (Ltc # 5518), Salem, OR 97302
   1085    Emanuel Etuks
   OR005   Storefront         *(503)249-1148 3215 NE Broadway, Portland, OR 97232
   OR014   Montgomery Ward    *(504)249-1148 Jantzen Beach Shopping Ctr 1400 N H, Portland, OR 97217
   WA088   Storefront          (360)750-1332 2201 Grand Blvd NE, Vancouver, WA 98661
   1194    Daniel & Elaine Exstrom
   OR009   Montgomery Ward     (503)626-3480 4401 SW 110th Ave., Beaverton, OR 97005
   OR013   Storefront         *(503)691-0922 18773 SW Martin Ave., Tualatin, OR 97062
   1377    Deborah A. & Walter D. Renfro
   OR030   Storefront         *(541)917-0474 931 Pacific Blvd SE, Albany, OR 97321
   1612    Louise J. Lowes
   OR008   Storefront         *(503)667-4087 4235 SE 182nd Avenue, Gresham, OR 97030
PORTLAND-AUBURN
   0942    Ronald A. Chasse
   ME101   Storefront          (207)784-3737 201 Main Street, Lewiston, ME 04240
PROVIDENCE-NEW BEDFORD
   1167    P & L Tax Services, Inc.
   MA053   Storefront         *(508)675-0044 1664 South Main Street, Fall River, MA 02724
RALEIGH-DURHAM
   0509    T and C Tax Services Inc.
   NC007   Storefront          (919)662-8004 1558 Hwy.70 West Kmart Plaza, Garner, NC 27529
   NC009   Storefront         *(919)850-0582 3300 Capital Blvd., Raleigh, NC 27604
   NC009   Storefront          (919)231-4279 2116i New Bern Avenue, Raleigh, NC 27610
   NC011   Storefront          (919)481-9131 Cary Town Center 1105 Walnut Street, Cary, NC 27511
   NC130   Wal-Mart            (919)850-0582 6600 Glenwood Ave, Raleigh, NC 27613



   NC133   Storefront          (919)851-4510 5563-10a Western Blvd., Raleigh, NC 27606
   0519    Carolina Tax Service (CARTS)
   NC501   Storefront          (919)490-3196 North Duke Mall 3600 N. Duke Street, Durham, NC 27704
   NC502   Storefront         *(919)490-3196 4201 University Drive Unit #109, Durham, NC 27707
   NC503   Storefront          (919)490-3196 1414 Avondale Road, Durham, NC 27701
   NC503   Storefront          (919)490-3196 1715 Holloway St., Durham, NC 27703
   NC503   Wal-Mart            (919)490-3196 5450 New Hope Common Dr, Durham, NC 27707
   0598    William F. Barton
   NC113   Storefront         *(919)553-0321 11450 Highway 70 West, Clayton, NC 27520
   NC113   Wal-Mart            (919)989-9400 1231 Brightleaf Blvd, Smithfield, NC 27577
   0858    Moore Tax Service, Inc.
   NC001   Storefront         *(919)580-1040 716a East Ash Street, Goldsboro, NC 27530
   0988    Glenn Barbour
   NC028   Storefront         *(919)693-1040 111 Littlejohn St., Oxford, NC 27565
   NC150   Storefront          (919)431-1040 123 So. Garnett Street, Henderson, NC 27536
   NC151   Storefront          (919)537-2884 312 Roanoke Avenue, Roanoke Rapids, NC 27870
   NC151   Wal-Mart            (919)535-5360 1350 Weldon Rd., Roanoke Rapids, NC 27870
   1070    Mityco, Inc.
   NC220   Storefront          (910)892-1618 1130 W. Broad Street, Dunn, NC 28334
   NC220   Storefront         *(910)639-7853 P.O. Box 284, Angier, NC 27501
   1455    Harvey S. Sapir
   NC047   Storefront          (919)929-7600 104cc Hwy 54, Carrboro, NC 27510
   1690    Michelle W. Pollock & Stuart*
   NC217   Storefront         *(910)426-4515 4542 Raeford Road Suite D, Fayetteville, NC 28314
   1719    Brenda L. Pullen & John Dan*
   NC056   Storefront         *(919)554-9400 213 South White Street, Wake Forest, NC 27587
   1768    Camellia Norton Brown
   NC008   Storefront         *(919)785-0017 4217 Six Forks Road, Raleigh, NC 27609
   1787    Lester B. Sumner
   NC003   Storefront         *(910)864-9816 6243 Yadkin Road, Suite 101, Fayetteville, NC 28303
RENO
   1162    L Salavarrieta/M Salavarrieta
   NV761   Storefront         *(702)826-1116 314 E. Plumb Lane, Reno, NV 89502
   NV761   Montgomery Ward     (702)355-3013 1900 Silverada Blvd., Reno, NV 89512
RICHMOND-PETERSBURG
   0594    Duck, Inc.
   VA021   Storefront          (804)231-3278 5069 Forrest Hill Ave., Richmond, VA 23225
   VA021   Storefront          (804)231-3278 7009 Hull Road, Richmond, VA 23224
   VA021   Storefront          (804)231-3278 1420 Hull Street, Richmond, VA 23224
   VA022   Storefront          (804)231-3278 617-B McQuire Circle, Richmond, VA 23224
   VA022   Storefront         *(804)231-3278 4741 Jefferson Davis Hwy, Richmond, VA 23234
   VA138   Wal-Mart            (804)234-3278 900 Wal-Mart Way, Midlothian, VA 23235
   0622    VNE Corporation
   VA019   Storefront         *(804)264-3278 7143 Staples Mill Rd, Richmond, VA 23228
   VA019   Storefront          (804)264-3278 14 E.Broad St., Richmond, VA 23230
   VA020   Storefront          (804)264-6838 5206b Azalea Ave, Richmond, VA 23227
   0655    J.H. Developers, Inc.
   VA013   Storefront          (804)733-6055 2546 C South Crater Rd., Petersburg, VA 23805
   VA014   Storefront         *(804)458-9757 329 Cavalier Square Shopping Center, Hopewell, VA 23860
   VA014   Wal-Mart            (804)768-1040 671 S. Park Blvd, Colonial Heights, VA 23834
   VA015   Storefront         *(804)768-1040 12710 Jefferson Davis Highway Breck, Chester, VA 23831
   VA017   Storefront         *(804)648-3278 3277 Mechanicsville Tpke., Richmond, VA 23223
   VA124   Storefront         *(804)648-3278 2929 Williamsburg Rd, Richmond, VA 23231
   0988    Glenn Barbour
   VA030   Storefront          (804)634-4399 321 West Atlantic Street, Emporia, VA 23847
   VA030   Storefront         *(804)447-4477 110 West Atlantic Street, South Hill, VA 23970
   1243    Susan Harmon
   VA111   Storefront         *(804)834-2046 121-123 W. Main Street, Waverly, VA 23890
   1386    Hau, Inc.
   VA112   Storefront         *(804)752-2636 537 S. Washington Hwy, Ashland, VA 23005
ROANOKE-LYNCHBURG
   0834    Ward, Murphy, & Shumate
   VA042   Storefront          (804)836-2239 115 D Mt Cross Road, Danville, VA 24541
   VA043   Storefront         *(804)836-2239  255 Nordan Drive,  Danville,  VA 24540
   0988    Glenn Barbour
   VA029   Storefront          (804)572-6930 830 Wilborn Avenue,  South Boston, VA 24592
   VA029   Storefront          (804)372-4533  502 North Main Street,  Chase City, VA 23924
   1189    Larry G. Puckett, Jr.
   VA100   Storefront          (540)776-3278 1430 Hershburger Rd, Roanake, VA 24012
   VA100   Montgomery Ward     (540)265-3638 4082 Valley View Blvd, Roanoke, VA 24012
   1328    David Lee Henry
   VA110   Storefront         *(703)381-5555 3125 No. Franklin St, Christiansburg, VA 24073
   1617    J. Brandon Bell
   VA103   Storefront          (540)772-8190 4280 Electric Road, Roanoke, VA 24014
ROCHESTER, NY
   1120    Jo Ann Thompson
   NY153   Storefront          (716)429-7566 Westmar Plaza 2109 A Buffalo Rd., Rochester, NY 14624
   NY154   Storefront          (716)342-5134 1075 Norton St., Rochester, NY 14621
   NY161   Storefront          (716)288-8250 1098 Culver Road, Rochester, NY 14609
   NY166   Storefront          (716)254-0138 1260 Lyell Ave., Rochester, NY 14606
   NY592   Storefront          (716)423-9344 125 St. Paul Street, Rochester, NY 14604
   NY592   Storefront          (716)423-9811 Midtown Plaza, Rochester, NY 14604
   NY688   Storefront          (716)338-1040 Irondequoit Mall, Rochester, NY 14622
   NY688   Wal-Mart            (716)671-2617 1902 Empire Blvd, Webster, NY 14580



   1207    Kathleen Cathy
   NY089   Storefront         *(315)594-6432 Northrup Street, Wolcott, NY 14590
   1210    Jamil Al-Khazaali
   NY156   Storefront         *(716)244-7000 686 South Ave., Rochester, NY 14620
   NY156   Wal-Mart            (716)424-1540 1200 Marketplace Dr, Rochester, NY 14623
   1638    Francis A. Antinetto
   NY004   Storefront         *(716)247-2470 2292 Lyell Ave., Rochester, NY 14606
SACRAMNTO-STKTON-MODESTO
   0906    John Laven
   CA175   Storefront         *(209)477-1234 3255 W Hammer Lane, Suite, Stockton, CA 95207
   CA175   Montgomery Ward     (209)473-5397 5400 Pacific Avenue, Stockton, CA 95207
   1068    John Hogg
   CA008   Storefront         *(916)483-0100 3510 Auburn Blvd. Ste. 4, Sacramento, CA 95821
   CA008   Montgomery Ward     (916)978-3393 3460 El Camino Ave., Sacramento, CA 95825
   1324    Kathryn Ann Burnes
   CA009   Montgomery Ward     (916)424-7796 5601 Florin Rd., Sacramento, CA 95823
   CA336   Storefront         *(916)685-8551 9632 Emerald Oak Dr. Ste D, Elk Grove, CA 95624
   1360    Ronald Foss & Virginia Walsh
   CA007   Storefront         *(916)721-0200 7979 Greenback Lane, Citrus Heights, CA 95610
   CA007   Montgomery Ward     (916)721-1796 6199 Sunrise Blvd., Citrus Heights, CA 95610
   1534    William Keegan
   CA014   Wal-Mart            (707)428-5409 300 Chadbourne Rd., Fairfield, CA 94533
   5000    Jackson Hewitt Inc.
   CA023   Montgomery Ward     (209)523-3930 2001 McHenry Ave., Modesto, CA 95350
SALISBURY
   1031    Donald L. Short
   DE100   Storefront         *(302)629-4548 817 Norman Eskridge Highway, Seaford, DE 19973
   DE100   Storefront          (302)934-9450 328 Dupont Highway - Rt. 113, Millsboro, DE 19966
   1781    Jennifer A. Lynch
   MD135   Storefront         *(410)860-1040 901g N. Salisbury Blvd, Salisbury, MD 21801
   5000    Jackson Hewitt Inc.
   DE105   Storefront          (302)424-4266 915 N. Dupont Highway Suite 103, Milford, DE 19963
SALT LAKE CITY
   0708    Jyl Dodd
   NV878   Storefront         *(702)738-2526 2554 Idaho Street, Elko, NV 89801
   0735    Melvin R. Darton
   UT002   Storefront          (801)485-4060 269 E 3300 S, South Salt Lake, UT 84115
   UT935   Storefront         *(801)963-9695 2228 W 5400 S, Salt Lake City, UT 84118
   UT935   Storefront          (801)968-6297 3601 S 2700 W, West Valley City, UT 84119
   0896    Joe Marcy & Scott Connole
   UT006   Storefront         *(801)264-1113 4667 South 900 East, Salt Lake City, UT 84117
   1241    Jams, Inc.
   UT004   Storefront         *(801)262-6666 625 W 5300 Sth, Murray, UT 84123
   1748    Paul M. & Lara M. Eves
   UT005   Storefront         *(801)628-5858 29 N Meadow Drive, Pine Valley, UT 84781
SAN ANGELO
   0765    David W. Cave
   TX068   Storefront         *(915)942-1040  2745 Southwest Blvd, San Angelo,  TX 76904
   TX068   Wal-Mart            (915)942-1040  5501 Sherwood Way, San Angelo,  TX 76904
   TX068   Wal-Mart            (915)942-1040 3020 N Bryant Blvd, San Angelo, TX 76903
SAN ANTONIO
   0870    Leroy Woods
   TX015   Storefront         *(210)545-0351 2830 Thousand Oaks, San Antonio, TX 78232
   1687    Jasbir K. Sobti
   TX061   Montgomery Ward     (210)531-2582 McCreless Shpg. Ctr. 600 McCreless, San Antonio, TX 78223
   TX064   Montgomery Ward     (210)654-2219 Windsor Park Mall 7900 Interstate A, San Antonio, TX 78218
   TX065   Montgomery Ward     (210)670-1290 Westlakes Mall 1401 S.W 410, San Antonio, TX 78227
   TX069   Storefront         *(210)922-7679 688 S.W. Military Dr., San Antonio, TX 78221
   TX070   Montgomery Ward     (210)731-2368 Crossroads 4522 Fredricksburg Road, San Antonio, TX 78201
   1736    Karen Roberson & Sharon *
   TX445   Storefront         *(210)379-5829 419-2 N King St., Seguin, TX 78155
SAN DIEGO
   1087    Bill W. Prewitt
   CA573   Storefront         *(619)448-9403 9311 B Mission Gorge Road, Santee, CA 92071
   CA573   Wal-Mart            (619)448-1230 170 Town Ctr. Pky., Santee, CA 92071
   1313    Kenneth R. Allen
   CA039   Storefront         *(619)737-0995 1320-F East Valley Parkway, Escondido, CA 92027
   1603    C. Bauman & K. Allen
   CA038   Wal-Mart            (619)945-7995 1800 University, Vista, CA 92083
   CA040   Storefront         *(619)940-6364 475 College Blvd.Ste#j-4, Oceanside, CA 92057
   CA040   Wal-Mart            (619)940-6364 705 Mission Ave, Oceanside, CA 92057
   5000    Jackson Hewitt Inc.
   CA551   Montgomery Ward     (619)479-7605 3050 Plaza Bonita Rd., National City, CA 91950
   CA554   Storefront         *(619)422-6124 1090 3rd Ave Ste 2, Chula Vista, CA 91911
   CA556   Storefront         *(619)283-5472 4151 El Cajon Blvd, Suite A, San Diego, CA 92105
SAN FRANCISCO-OAK-SAN JOSE
   0787    Richard Acton
   CA019   Storefront         *(707)769-8299 620 East Washington St. Suite 101, Petaluma, CA 94952
   0807    Terence K. Brown
   CA003   Storefront         *(707)575-7755 320 W Third St, Ste. D-2, Santa Rosa, CA 95401
   0939    Lu-Chien Hartman & Celia Short
   CA197   Montgomery Ward    *(415)997-4842 133 Serromonte Ctr., Daly City, CA 94015



   1139    F. Hillary & R. Proctor
   CA179   Storefront         *(510)432-3278 204 Atlantic Avenue, Pittsburg, CA 94565
   1176    Robin Swarn
   CA169   Storefront         *(510)843-2428 2605 San Pablo, Berkeley, CA 94702
   1514    Melinda Newens Doan
   CA005   Montgomery Ward     (408)224-2375 879 Blossom Hill Rd, San Jose, CA 95123
   1534    William Keegan
   CA013   Storefront         *(707)647-3278 1501 Tennessee St., Vallejo, CA 94590
   CA107   Wal-Mart            (707)647-7491 5180 Sonoma Blvd., Vallejo, CA 94589
   1580    Nona Avilez
   CA017   Montgomery Ward     (510)231-9270 4300 Mac Donald Ave., Richmond, CA 94805
   5000    Jackson Hewitt Inc.
   CA022   Storefront          (510)895-1188 14818 East 14th Street, San Leandro, CA 94578
   CA022   Montgomery Ward     (510)481-3234 300 Bayfair Mall-Montgomery Ward, San Leandro, CA 94578
SANTABARBRA-SANMAR-SANLOUB
   1428    Mudaliar Eknath
   CA666   Wal-Mart            (310)924-1816 12701 Towne Ctr Dr, Cerritos, CA 90701
SAVANNAH
   0769    Gary A. Littlejohn
   SC697   Storefront         *(803)521-0224 1119 Boundary Street, Beaufort, SC 29902
SEATTLE-TACOMA
   1272    JH Associates Limited Liabilit
   WA053   Storefront          (360)671-0244 2701a Northwest Avenue, Bellingham, WA 98225
   WA053   Wal-Mart            (360)671-0244 4420 Meridian St., Bellingham, WA 98226
SHERMAN-ADA
   1538    Benita Truckenmiller
   TX350   Storefront         *(903)893-2900 217 N. Sunset Blved, Sherman, TX 75090
SHREVEPORT
   1248    Catherine Baity
   TX355   Copy, Pack, & Ship *(903)838-8644 4000 New Boston Road, Texarkana, TX 75501
   1285    Michael G. Leon
   LA233   Storefront         *(318)742-5829 1892a Airline Dr., Bossier City, LA 71112
   5000    Jackson Hewitt Inc.
   LA228   Storefront          (318)631-2500 6138 Greenwood Rd Ste 600-700, Shreveport, LA 71119
   LA231   Montgomery Ward     (318)686-5122 8924 Jewella Avenue, Shreveport, LA 71118
SIOUX CITY
   1304    Mark & Mary Middleton
   NE015   Storefront          (402)371-1222 507 S 13th St, Norfolk, NE 68701
SOUTH BEND-ELKHART
   0921    Douglas Jorgenson
   IN002   Storefront          (219)293-0605 Pierre Moran Mall Unit 25, Elkhart, IN 46517
   1679    Ace Management, Inc.
   IN018   Storefront         *(219)255-2200 3522 Grape Road, Mishawaka, IN 46545
   1789    Integrity Accounting Services
   IN016   Storefront         *(219)282-1040 4331 West Western Ave, South Bend, IN 46619
SPRINGFIELD, MO
   1191    Illana Anderson-Snelson
   MO069   Storefront          (417)336-3433  1150c W Hwy 76,  Branson,  MO  65616
   MO069   Wal-Mart            (417)336-3433  Hwy 13 & 76,  Branson  West, MO 65616
   1640    Simone A. Sanders
   MO576   Storefront         *(417)864-2800 221 E Sunshine Ste A, Springfield, MO 65807
   1747    Sharon  Fleshman
   AR134   Storefront          (501)365-3230  Highway  62-65 North, Harrison, AR 72601
ST. JOSEPH
   1359    John C. Hughes
   MO014   Storefront         *(816)238-2575 6966 King Hill Ave., St Joseph, MO 64504
   MO081   Wal-Mart            (816)390-9507 4201 North Belt Hwy, St Joseph, MO 64506
ST. LOUIS
   0690    Metro East Accounting, Inc.
   IL004   Storefront          (618)235-9249 7 Bellevue Park Plaza, Belleville, IL 62223
   IL026   Storefront          (618)345-0175 828 South Morrison, Collinsville, IL 62234
   IL090   Storefront         *(618)233-7610 3701 G Nameoki Road, Granite City, IL 62040
   IL107   Storefront          (618)482-5213 507a Missouri Ave., East St. Louis, IL 62201
   IL108   Storefront         *(618)235-8514 Swansea Plaza 2663 N. Illinois Stre, Swansea, IL 62221
   1081    Lindastine Moore
   MO034   Storefront          (314)522-9005 9823 W. Florissant, Delwood, MO 63136
   1177    Valley Consulting, LLC
   MO051   Storefront         *(314)639-6386 700 Pearce Blvd, Wentzville, MO 63385
   MO570   Storefront         *(314)946-6740 2021 First Capitol Drive, St. Charles, MO 63301
   MO570   Wal-Mart            (314)946-9665 2897 South Service Rd, St Charles, MO 63303
   MO573   Storefront         *(314)279-6386 364 Mid Rivers Mall Drive, St. Peters, MO 63376
   1307    Thomas E. Webb
   MO026   Storefront         *(314)638-3303 818-N Lemay Ferry Rd, St Louis, MO 63125
   1771    Advanced Tax Services, Inc.
   MO044   Wal-Mart            (573)547-1080 707 Walton Dr., Farmington, MO 63640
   MO044   Wal-Mart            (573)547-1080 1011 S. Perryville Blvd., Perryville, MO 63775
   5000    Jackson Hewitt Inc.
   MO039   Storefront         *(314)442-7435 10518 St. Charles Rock Road, St. Ann, MO 63074
SYRACUSE
   0618    Colleen Barth
   NY041   Storefront          (315)446-3911 3060 Erie Blvd East, Dewitt, NY 13214



   NY043   Storefront          (315)458-6600 East Circle Drive, Cicero, NY 13039
   NY524   Storefront          (315)652-6029 7787 Oswego Road (Rte. 57), Clay, NY 13090
   NY618   Storefront         *(315)252-3634 77 Grant Avenue, Auburn, NY 13021
   0633    George Scott Leader
   NY070   Storefront         *(315)454-3603 1900 Brewerton Road, Mattydale, NY 13211
   NY070   Storefront          (315)438-8686 2363 James Street, Syracuse, NY 13206
   NY633   Storefront          (315)468-4851 Camillus Mall, Camillus, NY 13031
   1058    Amy Forrest
   NY045   Storefront         *(315)469-6104 4606 S. Salina Street, Syracuse, NY 13205
   NY088   Storefront         *(607)753-0190 91 Main Street, Cortland, NY 13045
   1653    Harold Jewett
   NY077   Storefront         *(315)342-6262 Oswego Plaza Building 200, Oswego, NY 13126
TALLAHASSEE-THOMASVILLE
   1073    Jeffrey A. Nimis
   FL119   Storefront         *(904)386-5706 1241 West Tharpe St. Suite 8, Tallahassee, FL 32303
   FL119   Wal-Mart            (904)386-5706 1400-1 Village Square Blvd., Tallahassee, FL 32312
TAMPA-ST. PETE,SARASOTA
   0505    CFLA Enterprises, Inc.
   FL018   Storefront          (941)666-8340 2434 Hwy 92 E., Lakeland, FL 33801
   FL018   Storefront          (941)533-7803 125 East Van Fleet Dr., Bartow, FL 33830
   FL018   Storefront         *(941)680-1355 2017 George Jenkins Blvd, Lakeland, FL 33801
   FL089   Storefront          (813)291-3202 2852 Recker Hwy, Winter Haven, FL 33880
   FL323   Storefront          (813)719-7795 314 N Alexander St, Plant City, FL 33566
   0763    A And C Tax Services, Inc.
   FL160   Storefront         *(813)943-0822 40944 US 19 North Tarpon Springs, Tarpon Springs, FL 34689
   FL160   Storefront          (813)781-0303 2675 US Alt 19, Palm Harbor, FL 34683
   0768    Marcia Ballard
   FL017   Wal-Mart            (813)845-1044 9650 U.S. Highway 19, Port Richey, FL 34668
   FL017   Montgomery Ward     (813)842-2949 9409 US 19, Port Richey, FL 34668
   FL048   Storefront         *(813)845-1044 3517 Universal Plaza, New Port Richey,, FL 34652
   0814    West Coat Tax Service Of St. P
   FL163   Storefront         *(813)898-1321 4320 6th St. South, St. Petersburg, FL 33705
   FL164   Storefront         *(813)321-1091 5002 Gulfport Blvd., Gulfport,, FL 33707
   0875    Bill & Libby Quinn
   FL037   Storefront          (813)861-1107 8717 Sr 52, Hudson, FL 34667
   FL037   Storefront         *(813)842-4407 8647-10 Little Rd., New Port Richey, FL 34654
   0892    Simple Financial Solutions Inc
   FL040   Storefront          (941)359-2899 3434 North Tamiami Trail, Sarasota, FL 34234
   FL040   Storefront          (941)955-1340 3054 17th Street, Sarasota, FL 34234
   FL041   Storefront         *(941)923-0964 5777 Beneva Road, Sarasota, FL 34233
   FL041   Storefront          (941)923-0964 4108 Bee Ridge Rd., Sarasota, FL 34233
   FL153   Wal-Mart            (941)951-8174 4150 South Tamiami Trail, Venice, FL 34293
   0911    Accounting to You, Inc.
   FL121   Storefront         *(813)584-3299 2200 East Bay Drive Keene Plaza, Largo, FL 34641
   FL121   Montgomery Ward     (813)796-2357 140 Clearwater Mall Highway 60 & U., Clearwater, FL 34624
   FL127   Storefront         *(813)323-3422 3110 1st Ave. N., St.Pete, FL 33713
   FL141   Storefront         *(813)528-0900 4706 28th St. N., St. Petersburg, FL 33714
   FL141   Storefront         *(813)526-6119 1994 62nd Avenue N., St. Petersburg, FL 33714
   FL154   Storefront         *(813)449-8886 1871 N. Highland, Clearwater, FL 34615
   FL154   Storefront         *(813)448-0961 1671a Gulf To Bay Blvd, Clearwater, FL 34615
   1149    James Ernst & Janice Ernst
   FL162   Storefront         *(813)581-2252 11940 Seminole Blvd., Largo, FL 34648
   1422    Frances Miller/Grace Gonzalez
   FL084   Storefront         *(813)677-2367 7423 Hiway 301 S (Riverview S/C), Riverview, FL 33569
   1433    Ronald G. Whitmore
   FL082   Storefront         *(813)661-7332 1713 Hwy 60 East, Valrico, FL 33594
   FL082   Wal-Mart            (813)661-7332 11110 Causeway Blvd., Brandon, FL 33511
   1478    Lisa Thomas
   FL091   Storefront         *(941)382-1515 340 Sebring Square, Sebring, FL 33870
   FL093   Storefront          (941)679-9200 451 Eagle Ridge Dr, Lake Wales, FL 33853
   1706    JTAX Corporation
   FL044   Storefront         *(941)756-1146 5221 14th Street West, Bradenton, FL 34207
   FL044   Storefront          (941)765-1146 201 13th Ave E, Bradenton, FL 34206
   FL044   Wal-Mart            (941)727-3148 815 44th Ave. W., Bradenton, FL 34207
   1804    CDA Consulting Inc.
   FL072   Storefront         *(813)733-8577 1381 Main St, Dunedin, FL 34698
   FL078   Storefront         *(813)791-3561 2576 Sunset Point Rd., Clearwater, FL 34625
   FL161   Storefront          (813)791-3561 3130 Tampa Road #25 Woodlands Squa, Oldsmar, FL 34677
   FL161   Storefront          (813)891-6669 3701 Sr 580, Oldsmar, FL 34677
   FL161   Storefront          (813)791-3561 31400 US Hwy 19 N., Palm Harbor, FL 34684
   5000    Jackson Hewitt Inc.
   FL061   Storefront         *(352)563-2911 637 Southeast Highway 19, Crystal River, FL 34429
   FL122   Storefront         *(813)238-0296 2325 E. Hillsboro, Tampa, FL 33610
   FL122   Montgomery Ward     (813)621-8911 Eastlake Square Mall 9701 E. Hillsb, Tampa, FL 33610
   FL123   Storefront         *(813)831-5088 5130 S Dale Mabry #107, Tampa, FL 33611
   FL124   Storefront         *(813)971-9524 11502 N. Nebraska Ave, Tampa, FL 33612
   FL124   Montgomery Ward     (813)971-4300 2252 E.Fowler Ave, Tampa, FL 33612
   FL126   Montgomery Ward     (813)877-6161 Tampa Bay Center 3302 W M.L.K Blvd., Tampa, FL 33607
   FL134   Storefront         *(813)884-3350 7535 W. Hillsboro, Tampa, FL 33615
   FL165   Montgomery Ward     (813)547-8745 2170 Tyrone Blvd, St Petersburg, FL 33710
   FL169   Storefront         *(813)547-8745 5532 66th St. N., St. Petersburg, FL 33709
   FL169   Montgomery Ward     (813)547-8745 7200 US 19 North Pinellas Square, Pinellas Park, FL 34665
TERRE HAUTE
   1163    Marita Harris & Donna Bennett
   IN057   Storefront         *(812)886-1986 #24, One Executive Blvd, Vincennes, IN 47591
   IN057   Wal-Mart            (812)254-9777 1 Cherry Tree Plaza, Washington, IN 47501



   5000    Jackson Hewitt Inc.
   IN054   Storefront         *(812)235-4748 1301 Locust Street, Terre Haute, IN 47807
TOLEDO
   0743    Linda J. Gensbechler
   OH043   Storefront          (419)269-1040 5821 West Central Ave., Toledo, OH 43615
   OH050   Storefront          (419)269-1040 3700 Williston, Northwood, OH 43619
   OH193   Storefront         *(419)269-1040  1415 Sylvania Ave.,  Toledo,  OH 43612
   OH193   Montgomery Ward     (419)269-1040  Northtowne  Square 343 New Towne Squ,  Toledo,  OH 43612
   OH194   Montgomery Ward     (419)269-1040 Southwyck Mall 2040 S. Reynolds Rd., Toledo, OH 43614
TOPEKA
   1818    Jerel Crist
   KS017   Wal-Mart            (913)331-4577 3300 Iowa St., Lawrence, KS 66046
TUCSON(NOGALES)
   5000    Jackson Hewitt Inc.
   AZ016   Storefront         *(520)294-7334  440 West Valencia,  Tucson,  AZ 85706
   AZ017   Montgomery Ward     (520)321-3232 El Con Mall 3601 E. Broadway,  Tucson, AZ 85716
   AZ204   Storefront          (520)722-2829 7221 East Golf Links, Tucson, AZ 85730
TULSA
   1464    CK Ventures, Inc.
   OK018   Storefront         *(918)682-6300 1314 South York, Muskogee, OK 74403
   OK018   Wal-Mart            (918)682-5022 2412 E Shawnee, Muskogee, OK 74403
   1558    W. Carl Wing
   OK014   Wal-Mart            (918)834-1040 1500 S. Lynn Riggs Blvd, Claremore, OK 74017
   OK101   Storefront         *(918)834-1040 8258 E 71st Street, Tulsa, OK 74133
   OK104   Wal-Mart            (918)834-1040 2019 E 81st St South, Tulsa, OK 74136
   OK105   Wal-Mart            (918)834-1040 207 S Memorial Dr, Tulsa, OK 74112
   OK108   Storefront         *(918)834-1040 739a W. New Orleans, Broken Arrow, OK 74011
   OK108   Storefront         *(918)834-1040 15103 S. Memorial, Bixby, OK 74008
TYLER-LONGVIEW(LFKN&NCGD)
   1217    Bill Dipprey
   TX362   Storefront         *(903)595-6656  1323 S.  Beckham,  Tyler,  TX 75701
   TX362   Wal-Mart            (903)509-3278 3900 Troup Hwy, Tyler, TX 75703
   TX362   Montgomery Ward     (903)595-1984 1814 Roseland Blvd, Tyler, TX 75701
UTICA
   1509    Carl L. Hillyer
   NY081   Storefront          (315)768-4169 214 Oriskany Blvd, Whitesboro, NY 13492
   NY101   Storefront         *(315)792-6965 1155 Mohawk St., Utica, NY 13501
   5000    Jackson Hewitt Inc.
   NY044   Wal-Mart            (315)337-2209 304 N George St, Rome, NY 13440
WACO-TEMPLE-BRYAN
   1812    Roger T. Campbell
   TX430   Wal-Mart           *(817)547-8488 2710 East US Hwy 190, Copperas Cove, TX 76522
WASHINGTON, DC
   0537    Robert and Rose Marie Schiesel
   MD012   Storefront          (301)620-1828 F. S. Key Mall, 5500 Buckytown Pke, Frederick, MD 21703
   MD012   Montgomery Ward     (301)696-8275 Frederick Towne Mall, Frederick, MD 21702
   MD033   Storefront         *(301)739-0055 580 Northern Ave., Suite 101, Hagerstown, MD 21742
   MD033   Wal-Mart            (301)739-0055 1650 Wesel Blvd., Hagerstown, MD 21740
   MD033   Montgomery Ward     (301)582-5408 Valley Mall, Hagerstown, MD 21740
   PA095   Storefront          (717)765-0601 1525 East Main Street, Waynesboro, PA 17268
   PA095   Storefront          (717)261-1990 Kiosk Chambersburg Mall, Chambersburg, PA 17201
   WV203   Storefront          (304)267-6647 Martinsburg Mall, Martinsburg, WV 25401
   WV203   Wal-Mart            (304)267-6647 800 Fox Craft Ave., Martinsburg, WV 25401
   0709    Brenda Kay Skidmore
   MD027   Storefront         *(301)729-0315 Country Club Mall, Lavale, MD 21502
   MD027   Storefront          (301)759-2685 White Oaks Plaza, Cumberland, MD 21502
   MD027   Storefront          (301)722-4303 Downtown Cumberland Mall, Cumberland, MD 21502
   0722    Metro Computax Services, Inc.
   VA009   Wal-Mart            (703)360-2700 7910 Richmond Hwy, Alexandria, VA 22306
   VA010   Storefront          (703)750-1040 5801 Duke Street Landmark Mall F220, Alexandria, VA 22304
   VA011   Storefront         *(703)739-3000 3120 Mt. Vernon Ave., Alexandria, VA 22305
   0744    Michael & Patricia Jackman
   MD030   Storefront         *(301)977-3278 8035-I Snouffer School Rd, Gaithersburg, MD 20879
   MD030   Montgomery Ward     (301)977-9610 600 N. Frederick Avenue, Gaithersburg, MD 20877
   MD118   Wal-Mart            (301)916-5221 20910 Fredrick Road, Germantown, MD 20874
   0772    Chesapeake Tax Sevices, Inc.
   MD028   Storefront         *(301)891-2284 6507 New Hampshire Ave., Takoma Park, MD 20912
   0802    Inder and Prabha Bhambri
   MD025   Storefront          (301)927-3278 3412 Hamilton Street, Hyattsville, MD 20782
   MD025   Storefront          (301)699-9050 3207 Rhode Island Ave, Mt. Ranier, MD 20712
   MD025   Storefront          (301)927-3278 Prince George'S Plaza-Kiosk, Hyattsville, MD 20782
   MD031   Storefront          (301)927-3278 10121 New Hampshire Ave, Silver Spring, MD 20903
   0804    VTR Services, Inc.
   MD023   Montgomery Ward    *(301)773-4393 Capitol Plaza 6200 Annapolis Road, Hyattsville, MD 20784
   MD259   Storefront         *(301)567-7874 6261 Livingston Road, Oxon Hill, MD 20745
   MD259   Montgomery Ward     (301)899-7147 Iverson Mall 374 Branch Avenue, Temple Hills, MD 20748
   0833    Jack Hardy/Jerry Wilburn/Conni
   VA077   Storefront          (703)486-9090 2508 Columbia Pike, Arlington, VA 22204
   0837    The Lyon Group, Inc.
   MD254   Storefront         *(301)787-5487 2 Three Notch Road, Lexington Park, MD 20653
   0850    Mark/Thelma/Mark Kenney II
   VA007   Storefront         *(703)221-3278 17477 Jefferson Davis Highway Coach, Dumfries, VA 22026



   VA050   Storefront         *(703)803-7169 13830-4 Lee Highway, Centreville, VA 22020
   VA133   Storefront          (703)803-7169 Quantico McB Building 3500, Quantico, VA 22134
   0983    Paula E. Better
   MD121   Storefront         *(301)568-0920 5758 Silver Hill Road, Forestville, MD 20747
   1072    Ronald K. Middaugh
   MD255   Storefront          (301)735-0011 3390 Donnell Drive Forest Village P, Forestville, MD 20747
   MD255   Storefront          (301)568-2700 4821 Allentown Road, Morningside, MD 20746
   MD262   Storefront          (301)772-7732 2343 Brightseat Road, Landover, MD 20785
   MD264   Storefront         *(301)779-0090 5602 Kenilworth Avenue, Riverdale, MD 20737
   1083    William & Barbara Larrimore
   MD250   Storefront          (410)535-4435 Prince Frederick S.C. Unit 70, Prince Frederick, MD 20678
   MD258   Storefront          (301)574-1800 14624-A Main St, Upper Malboro, MD 20772
   1317    MNB Enterprises, Inc.
   VA004   Wal-Mart            (703)281-6338 7412 Stream Walk Ln., Manassas, VA 22110
   VA004   Montgomery Ward     (703)281-6337 Manassas Mall 8200 Sudley Rd., Manassas, VA 22110
   VA005   Montgomery Ward     (703)281-6336 6600 Springfield Mall, Springfield, VA 22150
   VA075   Storefront          (703)448-1100 246 Maple Ave. East Suite 200, Vienna, VA 22180
   1381    Charles Patterson
   DC105   Storefront         *(202)722-4760 5427 5th St. NW, Washington, DC 20011
   MD029   Storefront          (301)942-2844 2519 Ennalls Ave, Wheaton, MD 20902
   MD029   Montgomery Ward     (301)468-5242 Wheaton Plaza Veirs Mill Road, Wheaton, MD 20902
   1395    Iris I. Burnell
   DC100   Storefront         *(202)547-6540 725 8th. Street SE Capitol Hill, Washington, DC 20003
   1426    Rosa H. Smallwood
   MD253   Storefront         *(301)248-7275 9400 Livingston Road, Fort Washington, MD 20744
   1513    Beverly McKinley
   DC103   Storefront         *(202)581-1220 3849 Pennsylvania Avenue SE, Washington, DC 20020
   1530    Titus Simmons
   VA161   Storefront         *(703)680-9453 13738 Smoketown Rd, Woodbrige, VA 22192
   VA161   Wal-Mart            (703)490-0627 14000 Worth Ave, Woodbridge, VA 22192
   1533    George & Majida Eways
   VA006   Montgomery Ward     (703)532-8946 Seven Corners 6100 Arlington Blvd., Falls Church, VA 22044
   VA167   Montgomery Ward     (703)934-5306 11284 James Swart Cir (Fairfax Ct), Fairfax, VA 22030
   1556    Earnest Joiner
   DC101   Storefront         *(202)399-2690 3905 Benning Road, NE, Washington, DC 20019
   DC112   Storefront          (202)526-6234 514 4th & Rhode Island Ave NE, Washington, DC 20002
   MD252   Storefront         *(301)645-4200 505 Route 301, Waldorf, MD 20603
   MD252   Montgomery Ward     (301)645-4200 St. Charles Center 5010 Highway 301, Waldorf, MD 20603
   1665    Carey Pfister
   VA025   Montgomery Ward    *(540)786-5238 600 Spotsylvania Mall, Fredericksburg, VA 22407
   1764    Fortress Financial Group
   VA127   Storefront         *(540)722-0586 31 South Braddock St., Winchester, VA 22601
   5000    Jackson Hewitt Inc.
   VA149   Wal-Mart            (540)825-5091 214 N East St Office 1a, Culpepper, VA 22701
WATERTOWN
   0650    Ruco Tax and Consulting Servic
   NY907   Storefront         *(315)782-7979 23861 Nys Rt. 126, Watertown, NY 13601
   NY907   Storefront          (315)786-8680 Salmon Run Mall 1300 Arsenal Street, Watertown, NY 13601
WEST PALM BEACH-FT. PIERCE
   0861    Stephanie Stawara
   FL036   Storefront         *(561)567-1829  907 - 14th Lane, Vero Beach, FL 32960
   FL036   Wal-Mart            (561)978-0520 5555 20th Street,  Vero Beach, FL 32962
   1247    Maury C. Dodson
   FL170   Storefront         *(561)468-6487 2057 South US 1, Ft Pierce, FL 34950
WHEELING-STEUBENVILLE
   0689    JHL Tax Service, Inc.
   WV207   Storefront         *(304)232-7975 1213 Market Street,  Wheeling, WV 26003
   1401    Susan Elliott & Susan Elliott
   OH087   Storefront         *(614)439-4131  737 Soutgate Pkwy, Cambridge, OH 43725
WICHITA FALLS & LAWTON
   1800    S&L Services
   TX384   Storefront         *(817)495-2918 3115 Kemp Blvd., Wichita Falls, TX 76308
WICHITA-HUTCHINSON PLUS
   1013    Patrick & Frances Calligan
   KS001   Wal-Mart            (316)681-3278  501  E.  Pawnee,   Wichita,  KS  67211
   KS001   Montgomery Ward     (316)681-4726  Wichita Mall 3805 E. Harry,  Wichita, KS 67218
   KS108   Storefront         *(316)681-3278 4822 E Central, Wichita, KS 67208
WILKES BARRE-SCRANTON
   0796    BNS Enterprises, Inc.
   PA145   Storefront          (717)347-8897 521 Cedar Ave., Scranton, PA 18505
   PA596   Storefront         *(717)344-1040 1840 North Main Avenue, Scranton, PA 18508
   PA596   Montgomery Ward     (717)344-1040 Steam Town Mall, Lackawanna Avenue, Scranton, PA 18508
   1050    Sandra Carter
   PA152   Storefront         *(717)341-9131 301 E. Drinker St., Dunmore, PA 18512
   1060    Donna Petrosky/Rose Marie Bien
   PA063   Storefront         *(717)455-5565 100 No. Wyoming St., Hazelton, PA 18201
   1095    C & C TAX SERVICE
   PA100   Storefront         *(717)283-1088 Westside Mall N Hampton Street, Edwardsville, PA 18704
   PA157   Storefront          (717)693-1040 908-E Wyoming Ave., Wyoming, PA 18644
   PA791   Wal-Mart            (717)826-1030 445 Wilkes-Barre Tnsp Blvd, Wilkes-Barre, PA 18702
   1113    Maynard Upright
   PA156   Storefront         *(717)278-4788 79 Grow Ave., Montrose, PA 18801



   1175    Sandra Drake
   PA132   Storefront          (717)839-9313 Pocono Village Mall, Mt. Pocono, PA 18344
   PA134   Storefront         *(717)842-1040 105 Np 502 Plaza, Moscow, PA 18444
WILMINGTON
   1075    Jan Mar, Inc.
   NC202   Storefront          (910)350-7998 2642 Carolina Beach Rd Ste 14, Wilmington, NC 28405
   NC205   Storefront         *(910)762-9910 4322 Market Street, Wilmington, NC 28403
   NC206   Storefront          (910)251-1029 22 S. 17th Street, Wilmington, NC 28401
YAKIMA-PASCO-RCHLND-KNNWCK
   1614    William C. Stevens
   WA037   Storefront         *(509)527-8980 1639 Isaacs, Walla Walla, WA 99362
YOUNGSTOWN
   1002    Diane E. Wagner
   PA149   Storefront          (412)346-4116 3191 E. State Street, Hermitage, PA 16148
   PA149   Storefront         *(412)346-4116 3191 E State St., Hermitage, PA 16148
ZANESVILLE
   1401    Susan Elliott & Susan Elliott
   OH090   Storefront          (614)455-3443 2209 Maple Ave., Zanesville, OH 43701

* = open all year

                   NEW FRANCHISEES NOT YET OPEN FOR BUSINESS
                               AS OF May 31, 1997



1826     Sherman Hardy
         1257 Mt. Pisgah Downs
         Austell, GA  30001
         (770) 732-8119

1833     McWilliam Colon, Sr.
         249 W. Wellens Avenue
         Philadelphia, PA  19120
         (215) 457-7060

1834     Joseph Lukaszewski and
         Linda Lukaszewski
         3800 Greenfield Drive
         Springfield, IL  32704
         (217) 546-0577

1835     Michele Wagner
         105 Viking Street
         Victoria, TX  77905
         (512) 578-6388

1836     Emil James White
         7213 Knollwood
         Little Rock, AR  7229
         (501) 562-2299

1844     Rodney Hill
         464 Ridgetop Road
         Franklin, NC  28744
         (704) 524-7679

1848     Jose Valdez
         11243 Jade Spring
         San Antonio, TX  78249
         (210) 691-8906

                   FRANCHISEES NO LONGER WITH JACKSON HEWITT

                           MAY 1996 THROUGH MAY 1997


901 Loyd and Deborah Houlihan
15803 Crystal Grove
Houston, TX  77082
Depew, NY  14043
(713) 870-9971

845 Milton Brattan
220 Lewisburg Road
Austin, AR  72007
(501) 843-7369

1435 Reva Faulconer
645 D Mountain View Drive
Culpepper, VA  22701
(540) 825-7751

1222 Javed Rajabali
2022 Williamsburg Road
Apt. D 107
Waukegan, IL
(847) 336-0581
(847) 689-3809

1078 Joyce Sanders
11742 Branridge
Black Jack, MO 63033
(314) 355-5247

616 Molly Li-Odemar
18334 Sherman Way
Reseda, CA  91335
(818) 706-1939

1550 Ray Scheffler
P.O. Box 211834
Anchorage, AK  95521
(907) 244-6416

1527 David Heim
627 Spring Hill Drive
Woodbury, MN  55125
(612) 578-9514

967 Carol J. Hartman
Anthony D. Gutierrez
1618 C Bonforte Boulevard
Pueblo, CO  81001
(telephone unknown)

1331 David Unthank
Tina Manning
2913 Spencer Road
Conover, NC  28613
(912) 922-4114

1333 Argon, Inc.
c/o James Fitzgerald
6 Southcliff Drive
Plymouth, MA  02360
(508) 833-2965

968 Daryl King
3212 S. 211 E. Avenue
Broken Arrow, OK  74017
phone unknown

1033 Glen Condon
503 West 2nd Avenue
Brodhead, WI  53520
(608) 897-2943

1472 George Osbaldison
Ingrid Timmerman
1630 Greene Street
Columbia, SC  29201
(803) 256-0954

938 Larry Evenson
Rt 1 Box 71
Garden City, MO  64747
(816) 862-6221

1316 Jim Little, Jr.
163 Pilgrim Drive
Hot Springs, AR  71913
(501) 767-8111

1625 Monica Henderson
3000-10 Forest Brook Drive
Charlotte, NC  28208
(704) 391-7749

980 Richard Margelefsky
Jaylor Tax Service, Inc.
22 Cranford Drive
New City, NY  10956
(914) 634-6839

1399 Kathleen Y. Lambert
145 Bedford Court
Belle Chasse, LA  70037
(telephone unknown)

645 Richard Farley
307 Poplar Street
Towanda, PA  18848
(717) 265-4993

1322 Julie Bradley
RR 1, Box 94A
Hull, GA  30646
(706) 353-2179

1127 William Bilbo
Lawrence Richard
Stanley Enterprises, Inc.
4504 Oakmont Boulevard
Austin, TX  78731
(512) 454-6869

905 Durwood Bowden
3707 Pooles Mill Road
Swansea, SC  29160
(803) 749-7082

1508 Magaret Hawkins
3627 Marlborough Way
Paducah, KY  42001
(502) 442-4742

1242 Alvin MacKenzie
1310 Costa Avenue
Chula Vista, CA  91911
(619) 585-7177

1609 Richard and Theodora Harmon
190 NE First
Linton, IN  47441
(812) 665-3923

1529 Jordan Davis
2146 Seaford Avenue
Seaford, NY  11783
(516) 785-6588

811 Donis, Inc.
c/o Donna & Curtis Stiles
12124 Cannes Street
Jacksonville, FL  32224
(904) 998-0730

1341 M.T. Haymes, Jr.
308 Forest Hill Road
Dalton, GA  30720
(706) 277-2371

1145 2Bs, Inc.
c/o Lesley D. Morse
10196 Nancy's Blvd, #19
Grosse Ile, MI  48138
(313) 675-1245
c/o Jenny Tizedes
9220 Manor
Allen Park, MI  48101
(313) 383-4912

816 Janice Clayton and Bill Wadford
815 Azalea Drive
Fayetteville, NC  28301
(910) 323-5173

1239 Robert B. Hancock
3023 Duncan Drive
Shreveport, LA  71119
(318) 631-0710

1130 Rebecca Smith
Rt 3, Box 562
Heflin, AL  36264
(205) 928-8100

835 Tom Dennis and Robert Jolicoeur
13388 N. Cleveland Street
N. Fort Myers, FL  33903
(813) 495-2160

1553 Shirley Flumerfelt
David Flumerfelt
2275 St. Marshall Drive
Virginia Beach, VA  23454
(804) 469-0378

923 Tawnya Schroeder
5600 South Meridian Road
Newtown, Kansas
(316) 684-5119

1295 Donna Lord
912 South Birchleaf Drive
Anaheim, CA  92804
(714) 827-8121

1646 Bob Zendels
18 Regents Circle
Rohnert Park, CA 94928
(707) 795-3714


1007 Michael Goffinet
John Dickinson
1408 Old Salem Road
Lanesville, IN 46136
(812) 952-3914

1327 Sharon Shear
823 and 1/2 4th Ave.
Lake Odessa, MI 48849
(219) 782-2528

1051 Sharon Noble
The Estate of Sharon Noble
c/o Anker Law Office
Dakota Professional Bldg.
2902 West Main St., Suite 1
Rapid City, SD 57702
(605) 343-6336

1677 Sharifa & Rizwan Akhtar,
1677 2410 Radcliffe Drive
Sugarland, TX 77478
(713) 277-4858

788 Michael Frost
735 W. 500 South
Orem, UT 84058
(801) 225-0102

1441 Mr. Frank Fraschetti
RR 6, Box 546A
Rt. 422E
New Castle, PA 16101
(412) 924-9797

586 Marge Brazas
L & B Associates, Inc.
7842 Belmont Avenue
Hammond, IN 46324-3313
(312) 545-4255

790 Ray Kostelc
513 Buckingham Place
Downes Grove, IL 60516
(708) 964-8405

1261 Bruce D'Errico
17448 Rushing Drive
Granada Hills, CA 91344
(818) 368-7469



829 Fred Bobel
126 Royal Grant Way
Dover, DE 19901
(302) 697-2168

762 Vicky Fikse
1433 South Dahlia Avenue
Ontario, CA 91762
(909) 983-3341

553 William Thatcher
2863 Poplar Drive
Orlando, CA 91761
(909) 983-3341

1290 Sandra Zimmerman
830 S. Thyme Pt.
Homosassa, FL 34448
(904) 795-6497

1151 Lucili V. Santiago
8780 Burnet Avenue, #9
North Hills, CA 91343
(818) 895-1384

1661 We Cash Checks, Inc.
c/o Cindy Acton
2531 San Marco Court
Virginia Beach, VA 23456
(telephone unknown)

1583 Suresh Mamtani
42-49 Golden Street, #15-T
Flushing, NY 11355
(718) 886-1451

752 Fred Dusza
172 North Gary Avenue
Carol Stream,. IL 60188
708-665-9775

1126 Stanley Otis
P.O. Box 44054
Rio Rancho, NM 87174-4054
(505) 891-4221

1659 Anthony Ashley
9742 52nd Avenue
College Park, MD 20740
(301) 345-1696

Mr. Richard Thomas
9501 Caltor Lane
Fort Washington, MD 20744
(301) 248-1886

1828 Anthony Poyner
818 Brook Street
Elgin, IL 60120
(847) 608-0908

1578 Karen Adams-Ferguson
6240 Wexford Ct.
Maumee, OH 43537
(419) 865-5078
James Adams
4445 Merry Lane
Toledo, OH 43615
(419) 534-3959

966 Lois Mesmer
11730 N. Illinois
Kansas City, MO 63156
(816) 741-3540

1137 Henry Johnson
40 Holly Lane
Piscataway, NJ 08854
(908) 562-1738

1301 Errol S. Pringle
9302 East M.L. King Blvd. #132
Tampa, FL  33610-7462
(813) 621-8707

1611 Kimberly Johnson
4326 Gault Place, NE
Washington, DC 20019
(202) 388-4246
Arthur Murray
302 69th St
Seat Pleasant, MD 20743
(301) 350-3199
Kelly Porter
730 Booker Drive
Seat Pleasant, MD 20743
(301) 336-2158

521 Overton Enterprises, Inc.,
Ms. Beverly Overton
4111 Kanawha Avenue, S.E.
Charleston, WV 25304
(304) 925-2312

969 Jeffrey S. Dusza
2523 Sanderson Lane
Virginia Beach, VA  23464
(telephone unknown)

692 Mecklenburg Enterprises, Inc.
Eugene & Joanne Mecklenburg
1900 Virginia Avenue, Apt. 1502
Ft. Myers, FL  33901
(telephone unknown)

801 BCH Tax Services, Inc.
Alan Cordell
7627 W. Church Street
Morton Grove, IL  60053
Larry Holstlaw
6408 Loomes
Downers Grove, IL  60516
(telephone unknown)

1206 Theodore Andrews
1206 Dance Street
Richmond, VA  23220
(804) 358-3455

#1197 Roxanne Mason
3420 Winter Oak
Garland, Texas 75044
(214) 414-4622

#572 Henry Heneghan, Jr.
21149 Bayside Road
Post Office Box 297
Cheriton, VA 23316
(804) 331-1545

658 John and Deanna Mohn
(Meril Randolph Associates)
4354 Carolwood Street
Orlando, FL 32812
(407) 859-7947

1584 Chandra Arthur
3001 Route 130 South
Apartment 29K
Delran, NJ 08075
(609) 482-1484

                              EXHIBIT G - EARNINGS

This Exhibit provides the average gross volume per location for selected years. The gross volume consists of tax return revenue for all returns reported to us by these locations during the fiscal year that ended April 30, 1997. There is no deduction for the expenses to equip, operate and staff the location, or for payments to us under the Franchise Agreement.

The gross volume averages include only total tax return preparation charges. These averages do not include revenue from Tax School or any bank performance incentive payments.

These averages do not include any deduction for unpaid returns, refunds, discounts, Refer A Friend payments.

There may be more than one location in each franchised territory. Most of these locations are storefronts, the rest are Montgomery Ward, Wal-Mart or other retail locations.

Year Office Open                    Average # of Returns         Average Gross Volume       % Exceeded the Average
     1997                                   278                        $26,208                      41.2%
     1996                                   443                        $41,238                      39.9%
     1995                                   665                        $65,679                      43.9%
     1994                                   880                        $85,609                      46.2%
     1993                                   794                        $81,934                      43.3%
1992 and earlier                            883                        $92,091                      36.7%

The averages indicated are calculated from information provided by our franchised and company-owned locations. All franchisees and company store managers are required to offer customers the services we require. All locations must meet our quality standards and specifications. The averages are based on information received from the reporting offices using a uniform method and will be substantiated upon request. We have not independently verified this information. We do not require our franchisees to use a uniform accounting method, and therefore, we are unable to confirm whether the reported gross volume were compiled in accordance with generally accepted accounting principles.


         SUCH AVERAGE RESULTS ARE OF FRANCHISEE-OPERATED AND COMPANY OWNED OFFICES AND SHOULD NOT BE CONSIDERED AS THE ACTUAL OR PROBABLE GROSS SALES THAT WILL BE REALIZED BY ANY FRANCHISEE. INDIVIDUAL RESULTS MAY VARY. THE FRANCHISER DOES NOT REPRESENT THAT ANY FRANCHISEE CAN EXPECT TO ATTAIN SUCH LEVELS OF GROSS SALES. A NEW FRANCHISEE'S INDIVIDUAL FINANCIAL RESULTS ARE LIKELY TO DIFFER FROM THE RESULTS REPORTED ABOVE.


                                   EXHIBIT I
                       TABLE OF CONTENTS OPERATING MANUAL
                                                                                   Approx. no. of pages


I.       How to Use the Manual..................................................................2
II.      Intro to Windows.......................................................................3
III.     Hewtax -
         A.       General Information .........................................................39
         B.       Using Hewtax Help ............................................................1
         C.       Fee Calculation...............................................................2
         D.       State Tax Assistance Phone Numbers............................................2
         E.       Using Lines .................................................................11
IV.      Retail Operations
         A.       Ames/Hills ...................................................................1
         B.       McCrory.......................................................................1
         C.       Check Cashers ................................................................1
         D.       Montgomery Ward...............................................................4
         E.       Wal-Mart .....................................................................4
         F.       Manager Relations ............................................................2
         G.       Marketing Guide ..............................................................5
         H.       Kiosk Location Layout and Equipment Requirements .............................1
V.   Tax School
         A.       General Information (location, teacher, class size) ..........................8
         B.       Types (Basic, Intermediate, etc.) ............................................6
         C.       Recruiting Students .........................................................15
         D.       Inquiries and Registrations .................................................13
         E.       Supplies .....................................................................1
         F.       Converting Students to Employees .............................................4
         G.       Tax School Reports............................................................5
VI.      Personnel
         A.       Employee Job Descriptions ....................................................6
         B.       Sources of Employees .........................................................2
         C.       Interviewing .................................................................1
         D.       Employee Contracts ...........................................................6
         E.       Hiring Paperwork (I-9, W-4, Availability).....................................8
         F.       Employee Training ............................................................4
         G.       Employee Benefits ............................................................1
         H.       Scheduling ...................................................................5
         I.       Payroll Projection Program ...................................................6
         L.       State Wage and Termination Laws ..............................................3
         M        Federal Labor Law Requirements ...............................................3
VII.     Site Selection
         A.       Territory Analysis ...........................................................1
         B.       Site Selection Criteria ......................................................4
         C.       Site Approval Packet .........................................................5
         D.       Lease Negotiation ............................................................4
         E.       10% Rent Rule ................................................................1
         F.       Lease Transfer and Sub-Rental ................................................1
         G.       Signage ......................................................................4
VIII.    Policy and Procedures
         A.       Using the P&P Training Kit ...................................................3
         B.       Answering the Phone ..........................................................1
         C.       Scheduling Appointments ......................................................2
         D.       8453 ........................................................................12
         E.       Attestation Sheet ............................................................2
         F.       Bank Applications ............................................................1
         G.       Disclaimers ..................................................................4
         H.       Distributing Returns and Collecting Payments .................................4
         I.       Customer Data Sheet ..........................................................3
         J.       Customer Refund Options Sheet ................................................2
         K.       Drop Off Returns .............................................................2
         L.       Due Dates ....................................................................2
         M.       Set Up Packets ...............................................................1
         N.       Price Estimates ..............................................................1
         O.       Return Recap Sheet ...........................................................2
         P.       Tax Return Life Cycle ........................................................7
         Q.       Telephone Reference Book .....................................................1
         R.       Preparing a Return for Processing ............................................2
         S.       Customer Service .............................................................5






IX.      Office Set-Up
         A.       Insurance ....................................................................1
         B.       Office Layout ................................................................2
         C.       Tax Office Furniture and Equipment ...........................................4
         D.       Telephones ...................................................................4
         E.       Tax Office Forms and Paperwork ...............................................1
         F.       Tax Library ..................................................................1
         G.       Shut-down Procedures .........................................................2
         H.       Office Hours .................................................................2
X.       Business Start-up
         A.       EIN ..........................................................................5
         B.       EFIN (8633) ..................................................................5
         C.       State Information (EF Applications, Mailing Addresses) ......................13
XI.      Internal Accounting
         A.       Front Office Procedures (DAS, DPR, Daily Activity, cashbox, receipts) ........8
         B.       BOOKS Clerk Daily Procedures .................................................6
         C.       Gross Volume Report ..........................................................6
         D.       Budget Guidelines ...........................................................12
         E.       Flash P&L ....................................................................2
         F.       Monthly P&L ..................................................................2
         G.       Fiscal P&L ...................................................................2
         H.       Management Reports ...........................................................4
         I.       Due Dates ....................................................................2
XII.     Bank Relations
         A.       Bank Joinders ................................................................2
         B.       Bank Relations ...............................................................4
         C.       1997 Bank Information ........................................................4
         D.       Bank Disclosures .............................................................1
         E.       Bank Decline Codes ...........................................................1
         F.       Paid by Bank/IRS Report (7/8 Files) ..........................................2
         G.       Changing Bank Products .......................................................1
         H.       Check Stock Maintenance (lost, void, reissue, printing, number ranges, etc.) .4
XIII.    Supplies
         A.       Ordering Guidelines .........................................................10
         B.       Tax School Supplies ..........................................................3
         C.       Tax Season Supplies ..........................................................9
         D.       Payment ......................................................................1
         E.       Shipping .....................................................................2
         F.       BP Account Information .......................................................2
XIV.     Advertising and Marketing
         A.       National Advertising .........................................................4
         B.       Local Advertising ............................................................5
         C.       Initial Advertising ..........................................................1
         C.       Logo Usage ...................................................................3
         D.       Yellow Pages..................................................................3
         E.       Local Store Marketing .......................................................19
         F.       Public Relations .............................................................3
XV.      Front Office Printing
         A.       General Information .........................................................12
         B.       FOP Equipment ................................................................2
         C.       Troubleshooting Guide ........................................................3
         D.       FOP Document Distribution ....................................................8
XVI.     Operating a Processing Center
         A.       Processing Equipment Specifications .........................................11
         B.       Processing System Flowchart ..................................................3
         C.       Crate System .................................................................1
         C.       Scheduling Courier Runs ......................................................2
         D.       Scheduling Processing Center .................................................4
         E.       Drain Times ..................................................................1
         F.       Assembly ....................................................................14
         G.       Rejects ......................................................................2
         H.       State Return Mailing Addresses ...............................................6
         I.       Mailing 8453s ................................................................2
         J.       Supplies .....................................................................2
         K.       Backups ......................................................................3
         L.       Using Processing System Help .................................................2




                                    EXHIBIT J

                           Entity Number               Three Letter Code

                              AGREEMENT OF JOINDER

Agreement made this ____ day of December, 1995, by and among County Bank, with its principal office at 4575 Bonney Road, Virginia Beach, VA 23462 ("COUNTY
BANK"), Jackson Hewitt, a corporation with its principal office at 4575 Bonney
Road, Virginia Beach, Virginia 23462 ("JACKSON HEWITT"), the undersigned
Franchisee, and the other Franchisees (the "OTHER FRANCHISEES") which are parties to that certain Refund Anticipation Loan Agreement dated December, 1995
(the Agreement).

                                   WITNESSETH

         WHEREAS, COUNTY BANK, Jackson Hewitt and the Other Franchisees have entered into the Agreement to provide for unified procedure from which to implement a program to offer certain of the Other Franchisees' customers who qualify for a Refund Anticipation Loan offered through COUNTY BANK;

         WHEREAS, the Franchisee desires to become a part to the Agreement;

         NOW, THEREFORE, in consideration of the mutual promises of the parties, the Franchisee agrees that it shall be bound by, and shall have the benefit of, all the terms and conditions set forth in the Agreement. This Agreement of Joinder shall be attached to and become a part of the Agreement kept in custody by Jackson Hewitt.

         In addition, the Franchisee acknowledges and agrees that the Franchise
Agreement(s), by and between it and Jackson Hewitt, including but not limited to the indemnification provision of such, shall govern and control this Agreement of Joinder.

         In the event COUNTY BANK requires the original loan application, the Franchisee agrees to send it overnight to the bank.

Preparer:                                          By:

Telephone Number:                                  Title:

FOR ACH TRANSMITTALS:

Name of Financial Institution:

Address of Financial Institution:

Phone Number of Financial Institution:

Accout Number:

Routing Transit Number:
                           **MUST BE THE RTN FOR ACH RECEIPT, PLEASE VERIFY WITH YOUR BANK

Name on Account:
                           **MUST BE THE EXACT ACCOUNT TITLE, PLEASE VERIFY WITH YOUR BANK

Account Type:     Checking                  Savings

**TO ASSIST IN OUR EFFORT TO ACQUIRE THE MOST ACCURATE  INFORMATION  POSSIBLE,  PLEASE ATTACH A BLANK,  VOIDED CHECK OR
DEPOSIT SLIP TO THIS FORM.  THANK YOU.



          AGREEMENT OF PURCHASE AND SALE - EXHIBIT K - Sole Proprietor

THIS AGREEMENT OF PURCHASE AND SALE is made
by  and                                                         between
Jackson Hewitt Inc., a Virginia corporation ("Seller") and ("Purchaser");

                                   WITNESSETH:

WHEREAS, Seller owns certain assets described on Exhibit A and has valid leases to assets described on Exhibits B, and C, if any, (the "Assets") and attached hereto and made a part hereof used in connection with the business of preparing
income tax returns in the franchise territory known as zip codes:           ;
and


WHEREAS, Seller is also the Franchisor of Jackson Hewitt Tax Service Franchises, and has, pursuant to a Franchise Agreement, granted the Purchaser the right to use the name "Jackson Hewitt Tax Service", along with all trademarks, logos, and service marks attached thereto, in operating a tax preparation business (the
"Franchised Business") according to the methods and under the terms and conditions prescribed in said Franchise Agreement; and

WHEREAS, Purchaser desires to purchase the Assets from Seller on Exhibit A and have use of the Assets if any, listed on Exhibits B and C in connection with operating the Franchised Business; and

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Seller and Purchaser agree as follows:

         1. On the terms and subject to the conditions set forth in this Agreement, Seller shall sell, permit the use of, transfer and/or convey to Purchaser, and Purchaser shall purchase and acquire from Seller, on ("Closing
Date"), the Assets.

         2. The aggregate purchase price ("Purchase Price") to be paid by Purchaser to Seller for the Assets shall be $ . This offer expires on
 . The sum of $ shall be paid in cash at Closing.

The remaining amount of $ shall be payable at Closing by the issuance of a promissory note with interest at the rate of 12% per year payable on the following terms:

                  First Payment due February 28,
                  Second Payment due February 28,
                  Third Payment due February 28,
                  Fourth and Final Payment due February 28,

         3. Purchaser and Seller have agreed that the Purchase Price shall be allocated as follows:

         (a)      $                 to furniture, fixtures, & equipment;
                    ---------------
         (b)      $                 to supplies;
                    ---------------
         (c)      $                 to a license to use the electronically
                    --------------- provided customer list;
         (d)      $                 to franchise fees;
                    ---------------
         (e)      $                  to goodwill.
                    ---------------

Purchaser agrees to accept all Assets in an "as is" condition. Purchaser also acknowledges that the license to use the electronically provided customer list
(the "Electronic Information") shall run simultaneously with the Initial Term of Franchise Agreement or any current renewal term thereof.

         4.       (a) Seller conveys the Assets, if any, contained on Exhibit A.

                  (b) Purchaser will have use of the leased equipment if any, contained on Exhibit B. Purchaser acknowledges that it has no ownership interest in the leased equipment and promises to return the leased equipment to Seller upon the expiration of the lease term or upon the termination or expiration of the Franchise Agreement, whichever occurs first.

                  (c) Seller will assign its lease for the premises, if any, described on Exhibit C, and Seller agrees to assume the liability therefor, from the date of Closing.

         5. Seller warrants and represents to Purchaser, which shall be true and correct in all material respects on the Closing Date, that:

                  (a) Seller is sole owner of, and has good and marketable title to all the furniture, fixtures and equipment, (except the equipment described on Exhibit B), the supplies, and sole licensee for the electronically provided customer list being sold, assigned or otherwise transferred by Seller to Purchaser hereunder. At Closing, there will be no material change from the date hereof, in the supplies and other inventory items being transferred to Purchaser except for such substitutions and replacements as are normally made in the ordinary course of business.

                  (b) Either contemporaneously with the Closing or within thirty
(30) days after the Closing, Seller will electronically deliver to Purchaser certain information relating to clients served by the Jackson Hewitt Tax Service for the franchise territory set forth in zip codes described above. Seller makes no representations, warranties or guaranties regarding any continuing relationship with any such client or any anticipated income from any individual client or from the electronically provided customer information as a whole.

         6. Purchaser represents and warrants to Seller, which shall be true and correct in all material respects on the Closing Date, that:

                  (a) No default by Purchaser exists or is threatened under the Franchise Agreement;

                  (b) Purchaser has made such evaluations, projections and studies regarding potential income possibilities from last year's
Franchised Business revenues to serve its own purposes and hereby acknowledges that Seller has not made and does not make any representations, warranty, or guaranty regarding such evaluations, projections or studies.

         7.       The Closing shall take place at the office of JACKSON HEWITT
INC., 4575 BONNEY ROAD, VIRGINIA BEACH, VIRGINIA 23462 on . At Closing, all rents and utility charges, if any, shall be prorated.

         8. Seller has not made and does not make any warranties, representations or guaranties, and Purchaser is not relying on any warranty, representation or guaranty made by any person acting on Seller's behalf, as to the physical condition of any furniture, fixtures and equipment, past or future income, expenses or operation of the business, or any other matter or thing affecting or related thereto, except as specifically set forth herein.

         9. Seller is not aware of any liabilities encumbering the Assets being transferred hereunder and except as set forth below hereby assumes any and all liabilities found within one (1) year from the Closing Date to encumber the Assets as a result of their previous ownership. Notwithstanding the foregoing, Purchaser shall assume any Tax School advertising, Yellow Pages display or other listing which has already been ordered or for any supplies previously ordered for the territory. In addition, Purchaser shall assume all charges for any, rent, payroll, telephone service charges, utilities, maintenance agreements, and any other service in place for the site, e.g. trash removal, from the date of Closing, and Purchaser must change these accounts to Purchaser's name immediately after Closing.

         10. This Agreement is not assignable by Purchaser in whole or in part without Seller's written consent.

         11. This Agreement, together with the exhibits hereto, constitutes the entire agreement between the parties regarding the subject matter of this Agreement, and all prior and contemporaneous agreements, understandings, representation, and statements, oral or written, are hereby merged herein. This
Agreement shall be binding upon and inure to the benefit of the parties hereto and, subject to paragraph 10, their successors, assigns, and legal representatives.

         12. All legal and other costs and expenses incurred by each party hereto in connection with this Agreement and the transaction contemplated herein shall be paid by the party which incurs such expenses.

         13. Any notices given in connection with this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person to the party to whom addressed (or if to a corporation or partnership, to an officer or partner therein) or mailed, certified, or registered mail, postage prepaid or overnight delivery service to the parties as follows:

                           if to Seller:
                           Jackson Hewitt Tax Service
                           4575 Bonney Road
                           Virginia Beach, VA  23462

                           or if to Purchaser:




Notices shall be deemed given when delivered, if hand delivered, or three (3) days after mailing, if so mailed, or one day after having been left with an overnight delivery service.

         14. This Agreement is accepted in the State of Virginia and shall be governed by and interpreted in accordance with Virginia Law.

IN WITNESS WHEREOF, the parties to this Agreement have duly executed and sealed it on the day and year first above written.


SELLER:                                      PURCHASER:
JACKSON HEWITT INC.
By:                              SEAL      /s/                              SEAL
      Keith E. Alessi                            Signature of Purchaser
      Chairman, President and CEO

                                                 Print Name of Purchaser


                                                 Home Address of Purchaser


                                                 Home phone number of Purchaser


                                                 Purchaser's social security/TIN number


                                    EXHIBIT A




ASSETS:

         1.       Furniture, fixtures, & equipment:




         2.       Electronically provided customer information

         3.       Goodwill

                                    EXHIBIT B

         Purchaser will have use of the following leased equipment:






The above-listed equipment is contained on a lease with and the lease term expires on . Purchaser promises to return the above-described leased equipment to Seller at the earlier of: the expiration of the lease or the termination or expiration of the franchise agreement for the franchised Territory conveyed with this Agreement of Purchase and Sale.

                                    EXHIBIT C



Seller will assign its lease to the following premises:




The lease expires on ________________. The monthly rental is $______. There are additional charges on this lease.

                    AGENT FOR SERVICE OF PROCESS -EXHIBIT L

Alabama                        Secretary of State
Alaska                         CT Corporation
Arizona                        CT Corporation System
Arkansas                       CT Corporation System
California                     California Commissioner of Corporations or any California entity
Colorado                       CT Corporation System
Connecticut                    Connecticut Banking Commissioner
Delaware                       CT Corporation System
Idaho                          CT Corporation
Washington, DC                 CT Corporation System
Florida                        CT Corporation System
Georgia                        CT Corporation System
Illinois                       Illinois Attorney General
                               500 South Second Street
                               Springfield, IL 62706
Indiana                        Indiana Secretary of State, 201 State House
                               200 W. Washington St; Indianapolis, IN 46204
Kansas                         CT Corporation System
Kentucky                       Secretary of State
Louisiana                      CT Corporation System
Maryland                       Maryland Securities Commissioner
                               Maryland Division of Securities
                               200 St. Paul Place, 20th Floor
                               Baltimore, Maryland 21202-2020
                               (410) 576-6360
Massachusetts                  CT Corporation System
Michigan                       Michigan Department of Commerce, Corporations and Securities Bureau
Minnesota                      Minnesota Commissioner of Commerce
Mississippi                    Secretary of State
Missouri                       CT Corporation System
Nebraska                       CT Corporation System
Nevada                         CT Corporation System
New Hampshire                  CT Corporation System
New Jersey                     CT Corporation System
New Mexico                     CT Corporation System
New York                       Secretary of State of the State of New York
                               162 Washington Avenue
                               Albany, New York 12231
North Carolina                 CT Corporation System
North Dakota                   North Dakota Securities Commissioner
Ohio                           CT Corporation System
Oklahoma                       Secretary of State
Oregon                         Theodore R. Kulongoski (Director of Oregon Department of Insurance and Finance)
Pennsylvania                   CT Corporation System
Rhode Island                   Director of Rhode Island Department of Business Regulation
South Carolina                 CT Corporation System
South Dakota                   Director of South Dakota Division of Securities
Tennessee                      CT Corporation System
Texas                          Each company names it's own Registered Agent for Service of Process
Utah                           CT Corporation System
Virginia                       Clerk of the State Corporations Commission
Washington                     Washington Department of Financial Institutions
West Virginia                  CT Corporation System
Wisconsin                      Wisconsin Commissioner of Securities
Wyoming                        CT Corporation System


                    STATE FRANCHISE ADMINISTRATORS EXHIBIT M

       California
Department of Corporations:

Los Angeles
Suite 600
3700 Wilshire Boulevard
Los Angeles,CA 90010
(213) 736-2741

Sacramento
1115 Eleventh Street
Sacramento,CA 95814
(916)445-7205

San Diego
1350 Front Street
San Diego,CA 92101
(619) 525-4044

San Francisco
1390 Market Street
San Francisco, CA 94102
(415) 557-3787

         Illinois

Office of Attorney General
Franchise Division
500 South Second Street
Springfield,IL 62706
(217) 782-4465


         Indiana



Indiana Securities Division
Secretary of State
Room E-111
302 West Washington Street
Indianapolis,IN 46204
(317) 232-6681


         Maryland

Office of the Attorney General
Maryland Division of Securities
20th Floor
200 St. Paul Place
Baltimore, MD 21202-2020
(410) 576-6360


         Michigan

Marilyn McEwen
Franchise Administrator
Consumer Protection Division
Antitrust and Franchise Unit
Michigan Dept. of Attorney General
670 Law Building
Lansing, MI 48913
(517) 373-7117


         Minnesota

Ann Hagestad
Franchise Examiner
Minnesota Department of Commerce
133 East Seventh Street
St. Paul, MN 55101
(612) 296-6328


         New York

Joseph J. Puntero
Assistant Attorney General
Bureau of Investor Protection and Securities
New York State Department of Law
23rd Floor
120 Broadway
New York, NY 10271
(212) 416-8211
FAX:(212) 416-8816


         North Dakota

Jocelyn Smith-Whittey
Franchise Examiner
Office of Securities Commissioner
Fifth Floor
600 East Boulevard
Bismarck, ND 58505
(701) 224-4712


         Rhode Island

Thomas Corrigan
Securities Examiner
Division of Securities
Suite 232
233 Richmond Street
Providence, RI 02903
(401) 277-3048

         South Dakota


Franchise Administrator
Division of Securities
c/o 118 West Capitol
Pierre, SD 57501
(605) 773-4013


         Texas

Dorothy Wilson
Statutory Document Section
Secretary of State
P.O. Box 12887
Austin, TX 78711
(512) 475-1769


         Virginia

Stephen W. Goolsby
Chief Examiner
State Corporation Commission
Ninth Floor
1300 E. Main Street
Richmond, VA 23219
(804) 371-9051


         Washington

Deborah Bortner
Acting Administrator
Department of Financial Institutions
Securities Division
P.O. Box 9033
Olympia, WA 98507-9033
(206) 753-6928


         Wisconsin

James R. Fischer
Franchise Administrator
Securities and Franchise Registration
Wisconsin Securities Commission
P.O. Box 1768
Madison, WI 53701
(608) 266-8559

                     ACKNOWLEDGMENT OF RECEIPT OF COMPLETED
             FRANCHISE AGREEMENT AND RELATED DOCUMENTS - EXHIBIT N

                           JACKSON HEWITT TAX SERVICE





Jackson Hewitt Inc.
4575 Bonney Road
Virginia Beach, Virginia 23462

Re:      Completed Franchise Agreement and Related Documents


         I acknowledge that I have received the document(s) set forth opposite my initials from you on the date indicated below:

         Please initial by each document you received.

         Initial

                           Franchise Agreement & Schedules
                           Promissory Note
                           Security Agreement
                           Agreement of Purchase and Sale

These documents have been completed in all respects, except that they have yet to be executed by the parties.

         I understand that Jackson Hewitt Inc. will not execute any Franchise Agreement or related agreements with me unless I have had them in my possession at least five (5) business days before I sign them.




                                        /S/
Date you received the above             Your Signature
listed documents for signature

                                        Print Your Name


                                        Entity No. (if known)

            RECEIPT FOR JACKSON HEWITT OFFERING CIRCULAR - EXHIBIT O

THIS OFFERING CIRCULAR SUMMARIZES PROVISIONS OF THE FRANCHISE AGREEMENT AND OTHER INFORMATION IN PLAIN LANGUAGE. READ THIS OFFERING CIRCULAR AND ALL AGREEMENTS CAREFULLY.

IF JACKSON HEWITT OFFERS YOU A FRANCHISE, JACKSON HEWITT MUST PROVIDE THIS OFFERING CIRCULAR TO YOU BY THE EARLIEST OF:

(1)  THE FIRST PERSONAL MEETING TO DISCUSS THE FRANCHISE; OR

(2)  TEN BUSINESS DAYS BEFORE SIGNING OF A BINDING AGREEMENT; OR

(3)  TEN BUSINESS DAYS BEFORE ANY PAYMENT TO JACKSON HEWITT.

YOU MUST ALSO RECEIVE A FRANCHISE AGREEMENT CONTAINING ALL MATERIAL TERMS AT LEAST FIVE BUSINESS DAYS BEFORE YOU SIGN ANY FRANCHISE AGREEMENT.

IF JACKSON HEWITT DOES NOT DELIVER THIS OFFERING CIRCULAR ON TIME OR IF IT CONTAINS A FALSE OR MISLEADING STATEMENT, OR A MATERIAL OMISSION, A VIOLATION OF FEDERAL AND STATE LAW MAY HAVE OCCURRED AND SHOULD BE REPORTED TO THE FEDERAL TRADE COMMISSION, WASHINGTON, D.C. 20580 AND THE STATE AGENCY LISTED ON EXHIBIT M.

Jackson Hewitt authorizes the person or entity listed on Exhibit L for your state to receive service of process for Jackson Hewitt. I have received a Uniform Franchise Offering Circular dated June 26, 1997. This offering circular included the following Exhibits:

A.       Franchise Agreement and Schedules
B.       Promissory Note
C.       Security Agreement
D.       Confidential Franchise Application
E.       Exhibit E is Blank
F.       List of Franchisees/Former Franchisees
G.       Earnings
H.       Financial Statements
I.       Topic Summary for Confidential Operating Manual
J.       Sample Agreement of Joinder for Refund Anticipation Loan
K.       Sample Agreement of Purchase and Sale
L.       Agents for Service of Process
M.       Franchise Administrators
N. Acknowledgment of Receipt of Completed Franchise Agreement and Related Documents
O.       Receipt of Offering Circular


         Date you received this          Your Signature
         Offering Circular

                                         Print Your Name


                                         Your Home Address


                                         City and State


                                         Your Home Telephone Number